As filed with the Securities and Exchange Commission on August 5, 2005

Securities Act File No. 333-23017
Investment Company Act File No. 811-08085

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act of 1933

Post-Effective Amendment No. 33

and

Registration Statement Under The Investment Company Act of 1940

Amendment No. 36

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

(formerly, American Skandia Advisor Funds, Inc.)

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Address of Principal Executive Offices)   (Zip Code)

(973) 802-6469

(Registrant’s Telephone Number, Including Area Code)

JONATHAN D. SHAIN, ASSISTANT SECRETARY
STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

MARGERY NEALE, ESQ.
SHEARMAN & STERLING, LLP
599 LEXINGTON AVENUE, NEW YORK, NY 10022

It is proposed that this filing will become effective (check appropriate space)

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b) of rule 485.
☐	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2).

☐	on (date) pursuant to paragraph (a)(2) of rule 485.
☐	on (date) pursuant to paragraph (a)(3) of rule 485.

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

August 5, 2005

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

CLASS A, CLASS B, CLASS C, CLASS L, CLASS M, CLASS X AND Z SHARES

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

STRATEGIC PARTNERS SMALL-CAP GROWTH
OPPORTUNITY FUND

STRATEGIC PARTNERS MANAGED SMALL-CAP
GROWTH FUND

STRATEGIC PARTNERS SMALL COMPANY FUND

STRATEGIC PARTNERS MID-CAP GROWTH FUND

STRATEGIC PARTNERS RELATIVE VALUE FUND

STRATEGIC PARTNERS TECHNOLOGY FUND

STRATEGIC PARTNERS HEALTH SCIENCES FUND

STRATEGIC PARTNERS MANAGED OTC FUND

STRATEGIC PARTNERS CAPITAL GROWTH FUND

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

STRATEGIC PARTNERS CORE VALUE FUND

STRATEGIC PARTNERS LARGE CAP CORE FUND

STRATEGIC PARTNERS EQUITY INCOME FUND

STRATEGIC PARTNERS GROWTH WITH INCOME FUND

STRATEGIC PARTNERS CAPITAL INCOME FUND

STRATEGIC PARTNERS BALANCED FUND

STRATEGIC PARTNERS HIGH YIELD BOND FUND

STRATEGIC PARTNERS BOND FUND

STRATEGIC PARTNERS MONEY MARKET FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change sub-advisors of each Fund without shareholder approval. For more information, please see this Prospectus under "Management of the Funds."

Table of Contents

1	Risk/Return Summary

20	Past Performance

46	Expense Information

46	Shareholder Transaction Expenses

47	Annual Fund Operating Expenses

51	Expense Examples

58	Investment Programs of the Funds

58	Strategic Partners International Growth Fund

61	Strategic Partners Small-Cap Growth Opportunity Fund

63	Strategic Partners Managed Small-Cap Growth Fund

65	Strategic Partners Small Company Fund

67	Strategic Partners Mid-Cap Growth Fund

70	Strategic Partners Relative Value Fund

72	Strategic Partners Technology Fund

73	Strategic Partners Health Sciences Fund

75	Strategic Partners Managed OTC Fund

77	Strategic Partners Capital Growth Fund

80	Strategic Partners Concentrated Growth Fund

82	Strategic Partners Core Value Fund

84	Strategic Partners Large Cap Core Fund

86	Strategic Partners Equity Income Fund

88	Strategic Partners Growth with Income Fund

89	Strategic Partners Capital Income Fund

91	Strategic Partners Balanced Fund

93	Strategic Partners High Yield Bond Fund

95	Strategic Partners Bond Fund

102	Strategic Partners Money Market Fund

105	Portfolio Turnover

106	How to Buy Shares

121	Special Investment Programs and Privileges

122	How to Redeem Shares

124	Expedited Redemption Privilege

124	Redemption in Kind

124	Small Accounts

126	How to Exchange Shares

128	Determination of Net Asset Value

130	Shareholder Account Rules and Policies

133	Disclosure of Portfolio Holdings

136	Management of the Funds

136	Proposed Reorganizations; Proposed New Sub-Advisor for Strategic Partners Money Market Fund

137	The Investment Managers

137	The Sub-Advisors

148	Fees and Expenses

150	Dividends, Capital Gains and Taxes

155	Financial Highlights

197	Certain Risk Factors and Investment Methods

Risk/Return Summary

Strategic Partners Mutual Funds, Inc. (the "Company") is comprised of twenty investment portfolios (each a "Fund" and together the "Funds"). The Company is designed to provide a wide range of investment options. Each Fund has its own investment goal and style (and, as a result, its own level of risk). Some of the Funds offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Funds. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

It is not possible to provide an exact measure of the risk to which a Fund is subject, and a Fund's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Fund's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a fund will be subject. The following discussion highlights the investment strategies and risks of the Funds. Additional information about each Fund's potential investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds

Fund	Investment Goal	Primary Investments
Strategic Partners International Growth Fund	■ Capital growth	■ The Fund invests primarily in equity securities of foreign companies.

Principal Investment Strategies

The Strategic Partners International Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in equity securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

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Risk/Return Summary

Principal Risks

■  The Fund is an equity fund, and the primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

■  The level of risk of the Fund will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the Fund does not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and investment in developing countries may accentuate the risks of foreign investing.

■  Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the Fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Capital Growth Funds

Fund	Investment Goal	Primary Investments
Strategic Partners Small-Cap Growth Opportunity Fund	■ Maximum capital growth	■ The Fund invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.

Strategic Partners Managed Small-Cap Growth Fund	■ Maximum capital growth	■ The Fund invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.

Strategic Partners Small-Company Fund	■ Long-term capital growth	■ The Fund invests primarily in stocks and equity-related securities of small capitalization U.S. companies that appear to be undervalued.

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Fund	Investment Goal	Primary Investments
Strategic Partners Mid-Cap Growth Fund	■ Long-term capital growth	■ The Fund invests primarily in equity securities of medium-sized companies.

Strategic Partners Relative Value Fund	■ Capital growth	■ The Fund invests primarily in common stocks of medium capitalization companies.

Strategic Partners Technology Fund	■ Capital growth	■ The Fund invests primarily in equity securities of companies engaged in technology-related industries.

Strategic Partners Health Sciences Fund	■ Capital Growth	■ The Fund invests primarily in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care.

Strategic Partners Managed OTC Fund	■ Provide investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance of the NASDAQ-100 Index	■ The Fund invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the NASDAQ-100. The Fund will utilize financial instruments, such as futures contracts and options, to create leverage and may use sampling techniques in seeking its investment objective.

Strategic Partners Capital Growth Fund	■ Capital growth	■ The Fund invests primarily in common stocks, with the majority of the Fund's assets in large-cap stocks.

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Risk/Return Summary

Fund	Investment Goal	Primary Investments
Strategic Partners Concentrated Growth Fund	■ Capital growth	■ The Fund invests primarily in equity securities of approximately 30-45 large-cap companies.

Strategic Partners Core Value Fund	■ Long-term capital growth	■ The Fund invests primarily in common stocks of large capitalization companies that appear to be undervalued.

Principal Investment Strategies

The Strategic Partners Small Cap Growth Opportunity Fund will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of June 30, 2005, the average market capitalization of the companies in the Russell 2000® Growth Index was $1 billion and the median market capitalization was $0.55 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Fund is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Fund, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Fund may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

Note: Subject to Shareholder approval, the Strategic Partners Small Cap Growth Opportunity Fund is expected to merge into Strategic Partners Managed Small Cap

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Growth Fund on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Managed Small Cap Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $683 million and the median market capitalization was $522.2 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Fund is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Fund, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Fund may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

The Strategic Partners Small Company Fund will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less. Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

  (1)  Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the S&P 500® Index, the company's peers, or its own historic norm.

  (2)  Low stock price relative to a company's underlying asset values.

  (3)  A sound balance sheet and other positive financial characteristics.

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Risk/Return Summary

The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

Note: Subject to Shareholder approval, the Strategic Partners Small Company Fund is expected to merge into Strategic Partners Small Cap Value Fund (a series of Strategic Partners Style Specific Funds) on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Mid Cap Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Fund, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell MidCap Growth Index (the "Russell MidCap"). The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The Strategic Partners Relative Value Fund will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock

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ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Strategic Partners Technology Fund will invest, under normal circumstances, at least 80% of the value of its assets in securities issued by companies engaged in technology-related industries. These industries include, but are not limited to, applied technology, biotechnology, communications, computers, video, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video. A portion of the Fund's assets may be invested outside of this sector. The Sub-advisor uses a bottom-up approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate above-average growth rates for the next three to five years. The Sub-advisor prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading technology companies that the Sub-advisor believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

Note: Subject to Shareholder approval, the Strategic Partners Technology Fund is expected to merge into Jennison Technology Fund (a series of Jennison Sector Funds, Inc.) on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Health Sciences Fund will invest, under normal circumstances, at least 80% of the value of its assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, health care providers and services companies that maintain a focus on new and innovative products and applied research. Twenty percent of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

■  At least 50% of its gross income or its net sales must come from activities in the health sciences sector;

■  At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or

■  Based on other available information, the Sub-advisor determines that its primary business is within the health sciences sector.

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Risk/Return Summary

The Fund is aggressively managed. It primarily invests in equity securities that the Sub-advisor believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities. The Sub-advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Sub-advisor believes are strongly managed and will generate above-average long-term capital appreciation. The Sub-advisor prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

Note: Subject to Shareholder approval, the Strategic Partners Health Sciences Fund is expected to merge into Jennison Health Sciences Fund (a series of Jennison Sector Funds, Inc.) on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Managed OTC Fund pursues its objective by investing primarily in securities of companies included in the NASDAQ-100 Index (the "NASDAQ-100") (or equity securities that, in the Sub-advisor's opinion, should simulate the daily movement of the NASDAQ-100) and leverage techniques using financial instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities traded on the NASDAQ or another over-the-counter market and/or financial instruments with similar economic characteristics. Assets not invested in equity securities or financial instruments may be invested in debt securities or money market securities. The Fund may also use sampling techniques in seeking its investment objective by holding a representative sample of the securities in the index underlying the Fund's benchmark, which have aggregate characteristics similar to those of the index. In addition, the Fund may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

The NASDAQ-100 is a modified capitalization-weighted index composed of the equity securities of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System. The Sub-advisor will attempt to consistently use leverage to increase the Fund's exposure to 125% of the NASDAQ-100. If the Sub-advisor achieves this goal, the value of the Fund's shares will tend to increase on a daily basis, before fees and expenses, by 125% of the value of any increase in the NASDAQ-100. When the value of the NASDAQ-100 declines, the value of the Fund's shares should also decrease on a daily basis by 125% of the value of any decrease in the Index (e.g., if the NASDAQ-100 goes down by 5%, the value of the Fund's shares should go down by 6.25% on that day). The Fund does not seek to provide correlation with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results.

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The Sub-advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to the NASDAQ-100, while seeking to remain fully invested in all market environments. While it is not expected that the daily performance of the Fund will deviate more than 1%, before fees and expenses, from the Fund's goal of achieving results corresponding to 125% of the daily return of the NASDAQ-100, certain factors may affect the Fund's ability to achieve this correlation. The Sub-advisor will monitor the Fund on an ongoing basis, and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

Note: Subject to Shareholder approval, the Strategic Partners Managed OTC Fund is expected to merge into Jennison Technology Fund (a series of Jennison Sector Funds, Inc.) on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Capital Growth Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial

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Risk/Return Summary

characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

The Strategic Partners Concentrated Growth Fund will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

The Strategic Partners Core Value Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Fund seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Fund investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model

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portfolio, the Sub-advisor takes a "bottom-up" approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor relates present value of each company's forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks

All of the capital growth funds are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

The risk to which the capital growth funds are subject depends in part on the size of the companies in which the particular fund or portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the Strategic Partners Small-Cap Growth Opportunity Fund, the Strategic Partners Managed Small-Cap Growth Fund and the Strategic Partners Small Company Fund can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The Strategic Partners Mid-Cap Growth Fund, and the Strategic Partners Relative Value Fund can be expected to be subject to somewhat less risk, and the Strategic Partners Equity Income Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, the Strategic Partners Core Value Fund, and the Strategic Partners Managed OTC Fund to somewhat less risk than the mid-cap funds. The Strategic Partners Managed OTC Fund, however, will likely be subject to a greater level of risk than the average large-cap fund because the Fund seeks to magnify its investment results relative to its benchmark index and because of the relatively volatile nature of the securities in which it will invest. The Fund employs leverage and other investment techniques that may be considered aggressive.

The Strategic Partners Small Company Fund, the Strategic Partners Relative Value Fund and the Strategic Partners Core Value Fund take a value approach to investing, while the Strategic Partners Small-Cap Growth Opportunity Fund, the Strategic Partners Managed Small-Cap Growth Fund, the Strategic Partners Mid-Cap Growth Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, and the Strategic Partners Managed OTC Fund take a growth approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

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Risk/Return Summary

The Strategic Partners Concentrated Growth Fund and the Strategic Partners Managed OTC Fund are subject to an additional risk factor because they may be less diversified than most equity funds and, therefore, a single security's increase or decrease in value may have a greater impact on these Funds' share price and total return. Because of this, these Funds' share prices may be expected to fluctuate more than comparable diversified funds. The Strategic Partners Managed OTC Fund may also be exposed to technology investment risk since many of the companies in the NASDAQ-100 Index are technology related companies.

The Strategic Partners Technology Fund and the Strategic Partners Health Sciences Fund are subject to additional risk factors because they concentrate their investments in specific market sectors. These investments could experience sharper price declines than the market as a whole when conditions are unfavorable for the particular sector. Many of the products and services offered by companies in the technology sector are subject to rapid obsolescence, which may reduce the value of the securities of those companies. Many faster growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Part of the historical performance of certain Funds is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Growth and Income Funds

Fund	Investment Goal	Primary Investments
Strategic Partners Large Cap Core Fund	■ To outperform the S&P 500® Stock Index	■ The Fund invests primarily in common stocks included in the S&P 500®.

Strategic Partners Equity Income Fund	■ Long term capital growth and income	■ The Fund invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

12 Visit our website at www.strategicpartners.com

Fund	Investment Goal	Primary Investments
Strategic Partners Growth with Income Fund	■ Long-term growth of capital with a secondary objective to seek reasonable current income	■ The Fund invests primarily in common stocks and related securities.

Strategic Partners Capital Income Fund	■ Capital growth and current income	■ The Fund invests primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

Strategic Partners Balanced Fund	■ Capital growth and current income	■ The Fund normally invests approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

Principal Investment Strategies

The Strategic Partners Large Cap Core Fund, formerly known as the Strategic Partners Managed Index 500 Fund, will invest, under normal circumstances, at least 80% of its total assets in the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®"). The Fund seeks to outperform the S&P 500® through stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Fund. The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While the Fund attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500® over short or extended periods.

The Strategic Partners Equity Income Fund normally will invest in common stocks (and securities convertible into common stocks).

Strategic Partners Mutual Funds, Inc. 13

Risk/Return Summary

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Fund may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Fund invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Fund invests) will come to reflect the companies' intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Strategic Partners Growth with Income Fund will invest, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Note: Subject to Shareholder approval, the Strategic Partners Growth with Income Fund is expected to merge into Strategic Partners Large Cap Core Fund on or about August 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Capital Income Fund seeks to achieve its objective by investing in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. The Fund normally will invest at least 80% of its net assets in common stocks, with 50% in common stocks of well-established companies paying above-average dividends.

The Fund typically employs a "value" approach in selecting investments. The Sub-advisor's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

The Fund will invest primarily in equity securities, including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for

14 Visit our website at www.strategicpartners.com

common or preferred stocks. In addition, the Fund may invest a portion of its assets in debt securities or convertible bonds. The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Fund. The Fund may also invest in futures and options in keeping with its objectives.

Note: Subject to Shareholder approval, the Strategic Partners Capital Income Fund is expected to merge into Strategic Partners Equity Income Fund on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Sub-advisor to the Strategic Partners Balanced Fund intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. For the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

The fixed-income portion of the Fund is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency. At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category.

Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3-to 10-year range. The Sub-advisor will adjust the weighted average portfolio maturity in response to expected changes in interest rates.

Principal Risks

Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income funds and portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income funds are subject is likely to be somewhat less than a

Strategic Partners Mutual Funds, Inc. 15

Risk/Return Summary

fund investing exclusively for capital growth. Nonetheless, the share prices of the growth and income funds can decline substantially.

The Strategic Partners Large Cap Core Fund, the Strategic Partners Growth with Income Fund, and the Strategic Partners Equity Income Fund invest primarily in equity securities. The Strategic Partners Capital Income Fund invests primarily in equity securities, but may invest some of its assets in fixed income securities. The Strategic Partners Balanced Fund generally invests in both equity and fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Funds generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

The Strategic Partners Balanced Fund generally takes a growth approach to investing in equity securities, while the other growth and income funds take a value approach. Growth stocks are those of companies that are expected to grow at above-average rates, while value stocks are believed to be selling at prices lower than what they are actually worth. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Because the Strategic Partners Large Cap Core Fund invests primarily in equity securities included in the S&P 500®, and some of these securities do not produce income, the Fund may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

Fixed Income Funds

Fund	Investment Goal	Primary Investments
Strategic Partners High Yield Bond Fund	■ High Current Income and may consider potential for capital appreciation	■ The Fund invests primarily in-high yield fixed income securities that, at the time of purchase are non-investment grade securities.

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Fund	Investment Goal	Primary Investments
Strategic Partners Bond Fund	■ Maximize total return, consistent with preservation of capital	■ The Fund invests primarily in higher-quality fixed income securities of varying maturities, so that the Fund's expected average duration will be from three to six years.

Strategic Partners Money Market Fund	■ Maximize current income and maintain high levels of liquidity	■ The Fund invests in high-quality, short-term, U.S. dollar-denominated instruments.

Principal Investment Strategies

The Strategic Partners High Yield Bond Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated Ba or below by Moody's Investors Services, Inc. or BB or below by Standard & Poor's Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock.

The Strategic Partners Bond Fund will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. Fixed income securities include:

  (1)  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

  (2)  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

  (3)  mortgage and other asset-backed securities;

  (4)  inflation-indexed bonds issued by both governments and corporations;

  (5)  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

  (6)  delayed funding loans and revolving credit securities;

  (7)  bank certificates of deposit, fixed time deposits and bankers' acceptances;

  (8)  repurchase agreements and reverse repurchase agreements;

  (9)  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

  (10)  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

  (11)  obligations of international agencies or supranational entities.

Strategic Partners Mutual Funds, Inc. 17

Risk/Return Summary

Fund holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Fund will invest in fixed-income securities of varying maturities. The average portfolio duration of the Fund generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Fund can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) that many other fixed income funds do not utilize. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Note: Subject to Shareholder approval, the Strategic Partners Bond Fund is expected to merge into Strategic Partners Total Return Bond Fund (a series of Strategic Partners Style Specific Funds) on or about October 15, 2005. See "Management of the Funds - Proposed Reorganizations," herein for additional information.

The Strategic Partners Money Market Fund will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Fund must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Fund will not purchase any security (other than a United States Government security) unless:

  (1)  if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

  (2)  if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

  (3)  it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

18 Visit our website at www.strategicpartners.com

Principal Risks

The risk of a fund investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality fixed income securities, the Strategic Partners High Yield Bond Fund will be subject to a level of risk that is high relative to other fixed income funds, which may be comparable to or higher than some equity funds. Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

As a fund that invests primarily in high-quality fixed income securities of medium duration, the level of risk to which the Strategic Partners Bond Fund is subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by the Fund can decline in value because of changes in their quality, in market interest rates, or for other reasons. In addition, while the complex fixed income securities invested in and investment practices engaged in by the Fund are designed to increase its return or hedge its investment, these securities and practices may increase the risk to which the Fund is subject.

The Strategic Partners Money Market Fund seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1. In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Fund's net asset value to fall below $1. The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Strategic Partners Mutual Funds, Inc. 19

Past Performance

The bar charts show the performance of the Class L shares of each Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for Class L, Class M, Class C and Class X shares of each Fund for one year, five years and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class L shares of each Fund (other than the Strategic Partners Money Market Fund) for one year, five years and since inception. No information is presented with respect to Class A shares and Class B shares of the Funds, nor for Class Z shares of Strategic Partners Relative Value Fund, since these share classes have not been in existence for a full calendar year.

After-tax returns are shown for Class L shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing the Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Note: Prior to April 12, 2004, Class L shares and Class M shares were known as Class A shares and Class B shares, respectively.

20 Visit our website at www.strategicpartners.com

Strategic Partners International Growth Fund*

BEST QUARTER: 55.63% (4th quarter 1999)  WORST QUARTER: –21.42% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –0.36%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	9.12%	–	8.62%	3.64%
Return After Taxes on Distributions	8.69	–	8.96	3.36
Return After Taxes on Distributions and Sale of Fund Shares	5.92	–	7.30	2.97
Class M
Return Before Taxes	9.15	–	8.51	3.87
Class C
Return Before Taxes	12.99	–	8.32	3.87
Class X
Return Before Taxes	9.14	–	8.68	3.77
Index
Morgan Stanley Capital International (MSCI) EAFE Index	20.25	–	1.13	5.34
Lipper International Multi-Cap Growth Funds Avg.	16.64	–	4.70	4.67

*  Prior to April 12, 2004, the Fund was known as the ASAF William Blair International Growth Fund. Prior to November 11, 2002, the Fund was known as the ASAF Janus Overseas Growth Fund and Janus Capital Management, LLC served as the Sub-advisor to the Fund.

**  Inception date: December 31, 1997

Strategic Partners Mutual Funds, Inc. 21

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

22 Visit our website at www.strategicpartners.com

Strategic Partners Small-Cap Growth Opportunity Fund*

BEST QUARTER: 73.02% (4th quarter 1999)  WORST QUARTER: –30.45% (4th quarter 2000)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –5.65%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year		Five Years		Since Inception**
Class L
Return Before Taxes	–	12.32%	–	15.74%	0.77%
Return After Taxes on Distributions	–	12.32	–	15.74	0.75
Return After Taxes on Distributions and Sale of Fund Shares	–	8.01	–	12.56	0.66
Class M
Return Before Taxes	–	12.99	–	15.61	0.98
Class C
Return Before Taxes	–	9.30	–	15.27	0.99
Class X
Return Before Taxes	–	12.99	–	15.80	0.85
Index
Russell 2000 Index	18.33		6.61		7.64
Lipper Small-Cap Growth Funds Avg.	10.65		–	1.82	5.49

*  Prior to January 25, 2005, State Street Research and Management Company served as the Fund's Sub-advisor. Prior to April 12, 2004, the Fund was known as the ASAF PBHG Small-Cap Growth Fund and Pilgrim Baxter & Associates, Ltd. served as its Sub-advisor. Between January 1, 1999 and September 14, 2001, the Fund was known as the ASAF Janus Small-Cap Growth Fund, and Janus Capital Management LLC served as Sub-advisor to the Fund. Prior to January 1, 1999, the Fund was known as the ASAF Founders Small Capitalization Fund, and Founders Asset Management LLC served as Sub-advisor to the Fund.

**  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 23

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

24 Visit our website at www.strategicpartners.com

Strategic Partners Managed Small-Cap Growth Fund*

BEST QUARTER: 21.61% (2nd quarter 2003)  WORST QUARTER: –28.72% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –6.37%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Since Inception**
Class L
Return Before Taxes	1.62%	–	12.19%
Return After Taxes on Distributions	1.62	–	12.19
Return After Taxes on Distributions and Sale of Fund Shares	1.05	–	9.92
Class M
Return Before Taxes	1.39	–	11.93
Class C
Return Before Taxes	5.16	–	11.56
Class X
Return Before Taxes	1.17	–	12.09
Index
Russell 2000 Index	18.33	3.87
Lipper Small-Cap Growth Funds Avg.	10.65	–	5.80

*  Prior to April 12, 2004, the Fund was known as the ASAF DeAM Small-Cap Growth Fund. Prior to December 10, 2001, the Fund was known as the ASAF Scudder Small-Cap Growth Fund and Zurich Scudder Investments, Inc. served as its Sub-advisor.

**  Inception date: March 1, 2000

Strategic Partners Mutual Funds, Inc. 25

Past Performance

Strategic Partners Small Company Fund*

BEST QUARTER: 19.42% (2nd quarter 2003)  WORST QUARTER: –19.57% (3rd quarter 1998)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 3.41%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years	Since Inception**
Class L
Return Before Taxes	10.57%	12.93%	7.47%
Return After Taxes on Distributions	10.05	12.44	7.00
Return After Taxes on Distributions and Sale of Fund Shares	7.53	11.07	6.26
Class M
Return Before Taxes	10.73	13.25	7.68
Class C
Return Before Taxes	14.65	13.51	7.67
Class X
Return Before Taxes	10.80	13.15	7.60
Index
Russell 2000 Index	18.33	6.61	7.64
Lipper Small-Cap Core Funds Avg.	18.38	10.33	9.03

*  Prior to April 12, 2004, the Fund was known as the ASAF Gabelli Small-Cap Value Fund. Prior to September 11, 2000 the Fund was known as the ASAF T. Rowe Price Small Company Value Fund and T. Rowe Price Associates, Inc. served as its Sub-advisor.

**  Inception date: July 28, 1997

26 Visit our website at www.strategicpartners.com

Strategic Partners Mid-Cap Growth Fund*

BEST QUARTER: 18.31% (2nd quarter 2003)  WORST QUARTER: –27.89% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –1.23%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Since Inception**
Class L
Return Before Taxes	8.66%	–	17.45%
Return After Taxes on Distributions	8.67	–	17.46
Return After Taxes on Distributions and Sale of Fund Shares	5.63	–	14.01
Class M
Return Before Taxes	9.15	–	17.06
Class C
Return Before Taxes	12.79	–	16.75
Class X
Return Before Taxes	8.94	–	17.34
Index
S&P MidCap 400 Index	16.48	5.90
Lipper Mid-Cap Growth Funds Avg.	12.79	–	7.40

*  Prior to April 12, 2004, the Fund was known as the ASAF Goldman Sachs Mid-Cap Growth Fund. Prior to November 11, 2002 the Fund was known as the ASAF Janus Mid-Cap Growth Fund and Janus Capital Management LLC served as its Sub-advisor.

**  Inception date: September 11, 2000

Strategic Partners Mutual Funds, Inc. 27

Past Performance

Strategic Partners Relative Value Fund*

BEST QUARTER: 14.70% (2nd quarter 2003)  WORST QUARTER: –14.64% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 3.93%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years	Since Inception**
Class L
Return Before Taxes	14.13%	11.23%	12.44%
Return After Taxes on Distributions	11.66	10.66	11.85
Return After Taxes on Distributions and Sale of Fund Shares	10.94	9.64	10.74
Class M
Return Before Taxes	14.56	11.58	12.87
Class C
Return Before Taxes	18.40	11.60	12.78
Class X
Return Before Taxes	14.49	11.42	12.74
Index
S&P MidCap 400 Index	16.48	9.54	15.83
Lipper Mid-Cap Value Funds Avg.	19.06	12.94	14.59

*  Prior to April 12, 2004, the Fund was known as the ASAF Neuberger Berman Mid-Cap Value Fund.

**  Inception date: August 19, 1998

28 Visit our website at www.strategicpartners.com

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Strategic Partners Mutual Funds, Inc. 29

Past Performance

Strategic Partners Technology Fund*

BEST QUARTER: 36.90% (4th quarter 2003)  WORST QUARTER: –40.83% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –6.16%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year		Since Inception**
Class L
Return Before Taxes	–	4.70%	–	26.35%
Return After Taxes on Distributions	–	4.70	–	26.36
Return After Taxes on Distributions and Sale of Fund Shares	–	3.05	–	20.24
Class M
Return Before Taxes	–	5.27	–	26.20
Class C
Return Before Taxes	–	1.35	–	25.79
Class X
Return Before Taxes	–	5.27	–	26.31
Index
S&P 500 Index	10.87		–	3.55
Lipper Science & Technology Funds Avg.	3.97		–	21.81

*  Prior to April 12, 2004, the Fund was known as the ASAF INVESCO Technology Fund and prior to July 21, 2004, INVESCO Institutional (N.A.) served as Sub-advisor to the Fund.

**  Inception date: September 11, 2000

30 Visit our website at www.strategicpartners.com

Strategic Partners Health Sciences Fund*

BEST QUARTER: 13.52% (2nd quarter 2003)  WORST QUARTER: –9.54% (2nd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –0.73%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year		Since Inception**
Class L
Return Before Taxes	0.17%		3.42%
Return After Taxes on Distributions	0.17		3.42
Return After Taxes on Distributions and Sale of Fund Shares	0.11		2.93
Class M
Return Before Taxes	–	0.29	3.80
Class C
Return Before Taxes	3.69		4.28
Class X
Return Before Taxes	0.21		3.64
Index
S&P 500 Index	10.87		1.05
Lipper Health/Biotechnology Funds Avg.	8.78		0.34

*  Prior to April 12, 2004, the Fund was known as the ASAF INVESCO Health Sciences Fund and prior to December 1, 2004, INVESCO Institutional (N.A.) served as its Sub-advisor.

**  Inception date: March 1, 2001

Strategic Partners Mutual Funds, Inc. 31

Past Performance

Strategic Partners Managed OTC Fund*

BEST QUARTER: 44.02% (4th quarter 2003)  WORST QUARTER: –43.97% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –10.18%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Since Inception**
Class L
Return Before Taxes	4.04%	–	26.44%
Return After Taxes on Distributions	4.04	–	26.44
Return After Taxes on Distributions and Sale of Fund Shares	2.63	–	20.29
Class M
Return Before Taxes	4.28	–	26.01
Class C
Return Before Taxes	8.03	–	25.73
Class X
Return Before Taxes	4.28	–	26.19
Index
NASDAQ-100 Index	10.44	–	19.17
Lipper Multi-Cap Growth Funds Avg.	10.71	–	11.39

*  Prior to April 12, 2004, the Fund was known as the ASAF ProFund Managed OTC Fund. Prior to March 1, 2001, the Fund was known as the ASAF Rydex Managed OTC Fund, and Rydex Global Advisors served as its Sub-advisor.

**  Inception date: September 11, 2000

32 Visit our website at www.strategicpartners.com

Strategic Partners Capital Growth Fund*

BEST QUARTER: 32.72% (4th quarter 1999)  WORST QUARTER: –17.20% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 0.70%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	6.76%	–	4.70%	5.60%
Return After Taxes on Distributions	6.76	–	4.70	5.60
Return After Taxes on Distributions and Sale of Fund Shares	4.40	–	3.93	4.85
Class M
Return Before Taxes	6.71	–	4.60	5.94
Class C
Return Before Taxes	10.62	–	4.41	5.87
Class X
Return Before Taxes	6.74	–	4.80	5.79
Index
S&P 500 Index	10.87	–	2.30	5.34
Lipper Large-Cap Growth Funds Avg.	7.18	–	8.22	2.91

*  Prior to April 12, 2004, the Fund was known as the ASAF Marsico Capital Growth Fund.

**  Inception date: August 19, 1998

Strategic Partners Mutual Funds, Inc. 33

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

34 Visit our website at www.strategicpartners.com

Strategic Partners Concentrated Growth Fund*

BEST QUARTER: 32.68% (4th quarter 1999)  WORST QUARTER: –24.28% (3rd quarter 2001)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –2.93%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year		Five Years		Since Inception**
Class L
Return Before Taxes	–	3.00%	–	15.85%	0.25%
Return After Taxes on Distributions	–	3.00	–	15.85	0.24
Return After Taxes on Distributions and Sale of Fund Shares	–	1.95	–	12.64	0.21
Class M
Return Before Taxes	–	3.62	–	15.76	0.46
Class C
Return Before Taxes	0.39		–	15.44	0.42
Class X
Return Before Taxes	–	3.53	–	15.92	0.36
Index
S&P 500 Index	10.87		–	2.30	4.83
Lipper Large-Cap Growth Funds Avg.	7.18		–	8.22	2.25

*  Prior to April 12, 2004, the Fund was known as the ASAF Goldman Sachs Concentrated Growth Fund. Prior to November 11, 2002, the Fund was known as the ASAF Janus Capital Growth Fund and Janus Capital Management LLC served as its Sub-advisor.

**  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 35

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

36 Visit our website at www.strategicpartners.com

Strategic Partners Core Value Fund*

BEST QUARTER: 16.34% (2nd quarter 2003)  WORST QUARTER: –19.17% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 1.08%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Since Inception**
Class L
Return Before Taxes	6.77%	6.45%
Return After Taxes on Distributions	6.12	6.06
Return After Taxes on Distributions and Sale of Fund Shares	4.85	5.35
Class M
Return Before Taxes	6.72	6.95
Class C
Return Before Taxes	10.60	7.29
Class X
Return Before Taxes	6.83	6.74
Index
S&P 500 Index	10.87	1.05
Lipper Multi-Cap Value Funds Avg.	14.39	4.93

*  Prior to April 12, 2004, the Fund was known as the ASAF Sanford Bernstein Core Value Fund.

**  Inception date: March 1, 2001

Strategic Partners Mutual Funds, Inc. 37

Past Performance

Strategic Partners Large Cap Core Fund*

BEST QUARTER: 13.61% (2nd quarter 2003)  WORST QUARTER: –17.22% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –1.78%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	2.70%	–	3.24%	–	1.84%
Return After Taxes on Distributions	2.69	–	3.24	–	1.84
Return After Taxes on Distributions and Sale of Fund Shares	1.75	–	2.73	–	1.55
Class M
Return Before Taxes	2.61	–	3.12	–	1.71
Class C
Return Before Taxes	6.50	–	2.75	–	1.32
Class X
Return Before Taxes	2.62	–	3.34	–	1.73
Index
S&P 500 Index	10.87	–	2.30	–	0.75
Lipper Large-Cap Core Funds Avg.	7.79	–	3.45	–	1.69

*  Prior to June 29, 2005, the Fund was known as the Strategic Partners Managed Index 500 Fund. Prior to April 12, 2004, the Fund was known as the ASAF Sanford Bernstein Managed Index 500 Fund. Prior to May 1, 2000, the Fund was known as the ASAF Bankers Trust Managed Index 500 Fund, and Bankers Trust Company served as its Sub-advisor.

**   Inception date: November 1, 1999

38 Visit our website at www.strategicpartners.com

Strategic Partners Equity Income Fund*

BEST QUARTER: 17.73% (2nd quarter 2003)  WORST QUARTER: –18.67% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 0.10%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	4.18%	1.76%		5.16%
Return After Taxes on Distributions	3.94	1.35		4.82
Return After Taxes on Distributions and Sale of Fund Shares	2.71	1.31		4.30
Class M
Return Before Taxes	3.92	1.94		5.45
Class C
Return Before Taxes	7.72	2.09		5.39
Class X
Return Before Taxes	3.94	1.76		5.33
Index
S&P 500 Index	10.87	–	2.30	4.77
Lipper Large-Cap Value Funds Avg.	7.79	–	3.45	5.21

*  Prior to April 12, 2004, the Fund was known as the ASAF Alliance Growth and Income Fund. Prior to May 1, 2000, the Fund was known as the ASAF Lord Abbett Growth and Income Fund, and Lord, Abbett & Co. served as its Sub-advisor.

** Inception date: December 31, 1997

Strategic Partners Mutual Funds, Inc. 39

Past Performance

Strategic Partners Growth with Income Fund*

BEST QUARTER: 13.52% (2nd quarter 2003)  WORST QUARTER: –16.12% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 0.12%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	4.11%	–	3.49%	–	2.77%
Return After Taxes on Distributions	4.12	–	3.49	–	2.77
Return After Taxes on Distributions and Sale of Fund Shares	2.68	–	2.93	–	2.33
Class M
Return Before Taxes	3.89	–	3.35	–	2.63
Class C
Return Before Taxes	7.82	–	2.94	–	2.25
Class X
Return Before Taxes	3.90	–	3.57	–	2.66
Index
S&P 500 Index	10.87	–	2.30	–	0.75
Lipper Large-Cap Core Funds Avg.	7.79	–	3.45	–	1.69

*  Prior to April 12, 2004, the Fund was known as the ASAF MFS Growth with Income Fund.

**  Inception date: November 1, 1999

40 Visit our website at www.strategicpartners.com

Strategic Partners Capital Income Fund*

BEST QUARTER: 12.89% (4th quarter 1998)  WORST QUARTER: –15.98% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was –0.15%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	1.08%	–	0.86%	4.29%
Return After Taxes on Distributions	1.08	–	1.22	3.82
Return After Taxes on Distributions and Sale of Fund Shares	0.70	–	0.95	3.42
Class M
Return Before Taxes	0.68	–	0.72	4.52
Class C
Return Before Taxes	4.66	–	0.32	4.52
Class X
Return Before Taxes	0.69	–	0.91	4.41
Index
S&P 500 Index	10.87	–	2.30	4.83
Lipper Equity Income Funds Avg.	12.81	4.17		5.90

*  Prior to April 12, 2004, the Fund was known as the ASAF INVESCO Capital Income Fund, and INVESCO Institutional (N.A.) served as its Sub-advisor. T. Rowe Price began managing the Fund's assets on July 21, 2004. Fund performance prior to that date is attributable to another subadviser.

**  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 41

Past Performance

Strategic Partners Balanced Fund*

BEST QUARTER: 13.59% (4th quarter 1998)  WORST QUARTER: –8.89% (3rd quarter 2002)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 1.94%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years		Since Inception**
Class L
Return Before Taxes	2.27%	0.25%		4.54%
Return After Taxes on Distributions	1.85	–	0.29	3.98
Return After Taxes on Distributions and Sale of Fund Shares	1.47	–	0.13	3.57
Class M
Return Before Taxes	1.92	0.38		4.72
Class C
Return Before Taxes	5.89	0.77		4.71
Class X
Return Before Taxes	1.92	0.18		4.61
Index
Blended Index	8.25	2.11		5.86
Lipper Balanced Funds Avg.	7.93	2.01		4.85

*  Prior to April 12, 2004, the Fund was known as the ASAF American Century Strategic Balanced Fund.

**  Inception date: July 28, 1997

42 Visit our website at www.strategicpartners.com

Strategic Partners High Yield Bond Fund*

BEST QUARTER: 7.76% (2nd quarter 2003)  WORST QUARTER: –7.21% (4th quarter 2000)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 0.53%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years	Since Inception**
Class L
Return Before Taxes	5.78%	3.92%	3.98%
Return After Taxes on Distributions	3.20	0.60	0.78
Return After Taxes on Distributions and Sale of Fund Shares	3.66	1.20	1.33
Class M
Return Before Taxes	4.11	4.03	4.07
Class C
Return Before Taxes	7.94	4.11	3.92
Class X
Return Before Taxes	4.11	3.86	3.98
Index
ML High Yield Master II Index	10.87	6.68	6.18
Lehman Brothers U.S. Corporate High Yield Index	11.13	6.97	5.76
Lipper High Current Yield Funds	9.89	4.94	3.96

*  Prior to April 12, 2004, the Fund was known as the ASAF Federated High Yield Bond Fund, and prior to April 30, 2004, Federated Investment Management Company served as its Sub-advisor.

**  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 43

Past Performance

Strategic Partners Bond Fund*

BEST QUARTER: 5.64% (3rd quarter 2001)  WORST QUARTER: –2.05% (2nd quarter 2004)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 3.00%.

Average Annual Total Returns For periods ended December 31, 2004

	One Year		Five Years	Since Inception**
Class L
Return Before Taxes	0.23%		6.30%	6.26%
Return After Taxes on Distributions	–	1.21	4.21	4.27
Return After Taxes on Distributions and Sale of Fund Shares	0.43		4.17	4.18
Class M
Return Before Taxes	–	1.79	6.41	5.71
Class C
Return Before Taxes	2.10		6.53	5.58
Class X
Return Before Taxes	–	1.92	6.12	5.53
Index
Lehman Brothers U.S. Aggregate Bond Index	4.34		7.71	6.71
Lipper Corporate Debt Funds A-Rated Avg.	4.09		6.99	5.80

*  Prior to April 12, 2004, the Fund was known as the ASAF PIMCO Total Return Bond Fund.

**  Inception date: July 28, 1997

44 Visit our website at www.strategicpartners.com

Strategic Partners Money Market Fund*

BEST QUARTER: 1.55% (3rd quarter 2000)  WORST QUARTER: –0.12% (1st quarter 2003)

The total return of the Fund's Class L shares from January 1, 2005 to June 30, 2005 was 0.91%.

	Class L	Class D	Class M	Class C	Class X
7-day yield (as of 12/31/04)	0.57%	0.57%	0.07%	0.07%	0.07%

*  Prior to April 12, 2004, the Fund was known as the ASAF Money Market Fund. Prior to September 22, 2001, the Fund was known as the ASAF JPM Money Market Fund and J. P. Morgan Investment Management, Inc. served as its Sub-advisor.

Average Annual Total Returns For periods ended December 31, 2004

	One Year	Five Years	Since Inception**
Class L
Return Before Taxes	0.52%	1.89%	2.50%
Return After Taxes on Distributions	0.34	1.15	1.51
Return After Taxes on Distributions and Sale of Fund Shares	0.34	1.15	1.51
Class M
Return Before Taxes	0.02	1.39	1.98
Class C
Return Before Taxes	0.02	1.39	1.84
Class D
Return Before Taxes	0.51	1.74	2.14
Class X
Return Before Taxes	0.02	1.39	1.99
Index
Lipper Money Market Instrument Funds Avg.	0.60	2.22	3.06

**  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 45

Expense Information

The maximum transaction costs and total annual operating expenses associated with investing in Class A, Class B, Class C, Class L, Class M, Class X, Class D (Money Market Fund only) and Class Z (Relative Value Fund only) shares of each Fund are reflected in the following tables. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2004, except that the numbers for Class A shares of Money Market Fund, and Class Z shares of Relative Value Fund, each of which is a new share class, are based on the respective Fund's anticipated expenses for that class during the current fiscal year.

Shareholder Transaction Expenses (fees paid directly from your investment)

	High Yield Bond & Bond Funds			All Other Funds
	Class A (other than Class A shares of Money Market Fund)[4]	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (Load) on Purchases (as % of offering price)	4.50%	None	None	5.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None[1]	5.00%[2]	1.00%[2]	None[1]	5.00%[2]	1.00%[2]
Redemption Fee	None[3]	None[3]	None[3]	None[3]	None[3]	None[3]
Exchange Fee	None	None	None	None	None	None

	High Yield Bond & Bond Funds		All Other Funds (other than Class L and D shares of Money Market Fund)[4]
	Class L	Class M & X	Class L	Class M & X
Maximum Sales Charge (Load) on Purchases (as % of offering price)	4.25%	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None[1]	6.00%[2]	None[1]	6.00%[2]
Redemption Fee	None[3]	None[3]	None[3]	None[3]
Exchange Fee	None	None	None	None

Relative Value Fund
Class Z
Maximum Sales Charge (Load) on Purchases (as % of offering price)	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None
Redemption Fee	None[3]
Exchange Fee	None

46 Visit our website at www.strategicpartners.com

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees	Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners International Growth
Class A	1.00%	0.25%	0.87%	2.12%	(0.27)%	1.85%
Class B	1.00	1.00	0.87	2.87	(0.27)	2.60
Class C	1.00	1.00	0.87	2.87	(0.27)	2.60
Class L	1.00	0.50	0.87	2.37	(0.27)	2.10
Class M	1.00	1.00	0.87	2.87	(0.27)	2.60
Class X	1.00	1.00	0.87	2.87	(0.27)	2.60
Strategic Partners Small Cap Growth Opportunity
Class A	0.90%	0.25%	0.88%	2.03%	(0.48)%	1.55%
Class B	0.90	1.00	0.88	2.78	(0.48)	2.30
Class C	0.90	1.00	0.88	2.78	(0.48)	2.30
Class L	0.90	0.50	0.88	2.28	(0.48)	1.80
Class M	0.90	1.00	0.88	2.78	(0.48)	2.30
Class X	0.90	1.00	0.88	2.78	(0.48)	2.30
Strategic Partners Managed Small Cap Growth
Class A	0.95%	0.25%	1.16%	2.36%	(0.71)%	1.65%
Class B	0.95	1.00	1.16	3.11	(0.71)	2.40
Class C	0.95	1.00	1.16	3.11	(0.71)	2.40
Class L	0.95	0.50	1.16	2.61	(0.71)	1.90
Class M	0.95	1.00	1.16	3.11	(0.71)	2.40
Class X	0.95	1.00	1.16	3.11	(0.71)	2.40
Strategic Partners Small Company
Class A	1.00%	0.25%	0.61%	1.86%	(0.21)%	1.65%
Class B	1.00	1.00	0.61	2.61	(0.21)	2.40
Class C	1.00	1.00	0.61	2.61	(0.21)	2.40
Class L	1.00	0.50	0.61	2.11	(0.21)	1.90
Class M	1.00	1.00	0.61	2.61	(0.21)	2.40
Class X	1.00	1.00	0.61	2.61	(0.21)	2.40
Strategic Partners Mid-Cap Growth
Class A	1.00%	0.25%	0.93%	2.18%	(0.53)%	1.65%
Class B	1.00	1.00	0.93	2.93	(0.53)	2.40
Class C	1.00	1.00	0.93	2.93	(0.53)	2.40
Class L	1.00	0.50	0.93	2.43	(0.53)	1.90
Class M	1.00	1.00	0.93	2.93	(0.53)	2.40
Class X	1.00	1.00	0.93	2.93	(0.53)	2.40
Strategic Partners Relative Value
Class A	0.90%	0.25%	0.49%	1.64%	(0.04)%	1.60%
Class B	0.90	1.00	0.49	2.39	(0.04)	2.35
Class C	0.90	1.00	0.49	2.39	(0.04)	2.35
Class L	0.90	0.50	0.49	1.89	(0.04)	1.85
Class M	0.90	1.00	0.49	2.39	(0.04)	2.35
Class X	0.90	1.00	0.49	2.39	(0.04)	2.35
Class Z	0.90	None	0.49	1.39	(0.04)	1.35

Strategic Partners Mutual Funds, Inc. 47

Expense Information

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees		Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners Technology
Class A	1.00%		0.25%	1.80%	3.05%	(1.40)%	1.65%
Class B	1.00		1.00	1.80	3.80	(1.40)	2.40
Class C	1.00		1.00	1.80	3.80	(1.40)	2.40
Class L	1.00		0.50	1.80	3.30	(1.40)	1.90
Class M	1.00		1.00	1.80	3.80	(1.40)	2.40
Class X	1.00		1.00	1.80	3.80	(1.40)	2.40
Strategic Partners Health Sciences
Class A	1.00%		0.25%	1.50%	2.75%	(1.10)%	1.65%
Class B	1.00		1.00	1.50	3.50	(1.10)	2.40
Class C	1.00		1.00	1.50	3.50	(1.10)	2.40
Class L	1.00		0.50	1.50	3.00	(1.10)	1.90
Class M	1.00		1.00	1.50	3.50	(1.10)	2.40
Class X	1.00		1.00	1.50	3.50	(1.10)	2.40
Strategic Partners Managed OTC Fund
Class A	0.85%		0.25%	1.15%	2.25%	(0.75)%	1.50%
Class B	0.85		1.00	1.15	3.00	(0.75)	2.25
Class C	0.85		1.00	1.15	3.00	(0.75)	2.25
Class L	0.85		0.50	1.15	2.50	(0.75)	1.75
Class M	0.85		1.00	1.15	3.00	(0.75)	2.25
Class X	0.85		1.00	1.15	3.00	(0.75)	2.25
Strategic Partners Capital Growth
Class A	0.95%[7]		0.25%	0.49%	1.69%	(0.14)%	1.55%
Class B	0.95	[7]	1.00	0.49	2.44	(0.14)	2.30
Class C	0.95	[7]	1.00	0.49	2.44	(0.14)	2.30
Class L	0.95	[7]	0.50	0.49	1.94	(0.14)	1.80
Class M	0.95	[7]	1.00	0.49	2.44	(0.14)	2.30
Class X	0.95	[7]	1.00	0.49	2.44	(0.14)	2.30
Strategic Partners Concentrated Growth
Class A	1.00%		0.25%	0.67%	1.92%	(0.42)%	1.50%
Class B	1.00		1.00	0.67	2.67	(0.42)	2.25
Class C	1.00		1.00	0.67	2.67	(0.42)	2.25
Class L	1.00		0.50	0.67	2.17	(0.42)	1.75
Class M	1.00		1.00	0.67	2.67	(0.42)	2.25
Class X	1.00		1.00	0.67	2.67	(0.42)	2.25

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees	Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners Core Value Fund
Class A	0.85%	0.25%	0.83%	1.93%	(0.48)%	1.45%
Class B	0.85	1.00	0.83	2.68	(0.48)	2.20
Class C	0.85	1.00	0.83	2.68	(0.48)	2.20
Class L	0.85	0.50	0.83	2.18	(0.48)	1.70
Class M	0.85	1.00	0.83	2.68	(0.48)	2.20
Class X	0.85	1.00	0.83	2.68	(0.48)	2.20
Strategic Partners Large Cap Core
Class A	0.80%	0.25%	0.51%	1.56%	(0.31)%	1.25%
Class B	0.80	1.00	0.51	2.31	(0.31)	2.00
Class C	0.80	1.00	0.51	2.31	(0.31)	2.00
Class L	0.80	0.50	0.51	1.81	(0.31)	1.50
Class M	0.80	1.00	0.51	2.31	(0.31)	2.00
Class X	0.80	1.00	0.51	2.31	(0.31)	2.00
Strategic Partners Equity Income Fund
Class A	1.00%	0.25%	0.53%	1.78%	(0.38)%	1.40%
Class B	1.00	1.00	0.53	2.53	(0.38)	2.15
Class C	1.00	1.00	0.53	2.53	(0.38)	2.15
Class L	1.00	0.50	0.53	2.03	(0.38)	1.65
Class M	1.00	1.00	0.53	2.53	(0.38)	2.15
Class X	1.00	1.00	0.53	2.53	(0.38)	2.15
Strategic Partners Growth with Income
Class A	1.00%	0.25%	1.11%	2.36%	(0.81)%	1.55%
Class B	1.00	1.00	1.11	3.11	(0.81)	2.30
Class C	1.00	1.00	1.11	3.11	(0.81)	2.30
Class L	1.00	0.50	1.11	2.61	(0.81)	1.80
Class M	1.00	1.00	1.11	3.11	(0.81)	2.30
Class X	1.00	1.00	1.11	3.11	(0.81)	2.30
Strategic Partners Capital Income
Class A	0.75%	0.25%	0.59%	1.59%	(0.17)%	1.42%
Class B	0.75	1.00	0.59	2.34	(0.17)	2.17
Class C	0.75	1.00	0.59	2.34	(0.17)	2.17
Class L	0.75	0.50	0.59	1.84	(0.17)	1.67
Class M	0.75	1.00	0.59	2.34	(0.17)	2.17
Class X	0.75	1.00	0.59	2.34	(0.17)	2.17
Strategic Partners Balanced
Class A	0.90%	0.25%	0.56%	1.71%	(0.31)%	1.40%
Class B	0.90	1.00	0.56	2.46	(0.31)	2.15
Class C	0.90	1.00	0.56	2.46	(0.31)	2.15
Class L	0.90	0.50	0.56	1.96	(0.31)	1.65
Class M	0.90	1.00	0.56	2.46	(0.31)	2.15
Class X	0.90	1.00	0.56	2.46	(0.31)	2.15

Strategic Partners Mutual Funds, Inc. 49

Expense Information

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees	Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners High Yield Bond
Class A	0.70%	0.25%	0.51%	1.46%	(0.21)%	1.25%
Class B	0.70	1.00	0.51	2.21	(0.21)	2.00
Class C	0.70	1.00	0.51	2.21	(0.21)	2.00
Class L	0.70	0.50	0.51	1.71	(0.21)	1.50
Class M	0.70	1.00	0.51	2.21	(0.21)	2.00
Class X	0.70	1.00	0.51	2.21	(0.21)	2.00
Strategic Partners Bond
Class A	0.65%	0.25%	0.30%	1.28%	(0.23)%	1.05%
Class B	0.65	1.00	0.30	2.03	(0.23)	1.80
Class C	0.65	1.00	0.30	2.03	(0.23)	1.80
Class L	0.65	0.50	0.30	1.53	(0.23)	1.30
Class M	0.65	1.00	0.30	2.03	(0.23)	1.80
Class X	0.65	1.00	0.30	2.03	(0.23)	1.80
Strategic Partners Money Market
Class A	0.50%	0.125%	0.41%	1.035%	(0.66)%	0.375%
Class C	0.50	1.00	0.40	1.90	(0.67)	1.23
Class D	0.50	0.50	0.38	1.38	(0.55)	0.83
Class L	0.50	0.50	0.40	1.40	(0.68)	0.72
Class M	0.50	1.00	0.41	1.91	(0.66)	1.25
Class X	0.50	1.00	0.41	1.91	(0.66)	1.25

1  Under certain circumstances, purchases of Class A and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A and Class L CDSC, see this Prospectus under "How to Buy Shares."

2  If you purchase Class B shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. If you own Class M or X shares, you may pay a CDSC if you redeem some or all of your shares before the end of the seventh (in the case of Class M shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, M, X and C CDSC, see this Prospectus under "How to Buy Shares."

3  A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."

4  Class A, Class L and Class D shares of the Strategic Partners Money Market Fund are sold without an initial sales charge (load).

5  For the fiscal year ending October 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees for Class A shares to .25 of 1%.

6  The Funds' investment manager has contractually agreed to reimburse and/or waive fees for each Fund through February 28, 2006 so that each Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of the Fund's average net assets as follows: Strategic Partners International Growth Fund - 1.60%; Strategic Partners Small-Cap Growth Opportunity Fund - 1.30%; Strategic Partners Managed Small-Cap Growth Fund - 1.40%; Strategic Partners

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Small Company Fund - 1.40%; Strategic Partners Mid-Cap Growth Fund - 1.40%; Strategic Partners Relative Value Fund - 1.35%; Strategic Partners Technology Fund - 1.40%; Strategic Partners Health Sciences Fund - 1.40%; Strategic Partners Managed OTC Fund - 1.25%; Strategic Partners Capital Growth Fund - 1.30%; Strategic Partners Concentrated Growth Fund - 1.25%; Strategic Partners Core Value Fund - 1.20%; Strategic Partners Large Cap Core Fund - 1.00%; Strategic Partners Equity Income Fund - 1.15%; Strategic Partners Growth with Income Fund - 1.30%; Strategic Partners Capital Income Fund - 1.17%; Strategic Partners Balanced Fund - 1.15%; Strategic Partners High Yield Bond Fund - 1.00%; Strategic Partners Bond Fund - 0.80%; Strategic Partners Money Market Fund - 1.00%. The Fund's investment manager may terminate the above voluntary agreements at any time without notice to shareholders.

The Investment Manager agreed, effective as of August 1, 2005, to reduce the management fee rate for certain Funds whereby the management fee, as a percentage of the respective Fund's average daily nets assets, is as follows: (i) Strategic Partners Mid-Cap Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (ii) Strategic Partners Capital Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (iii) Strategic Partners Concentrated Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (iv) Strategic Partners Equity Income Fund: 0.85% to $500 million, 0.80% of the next $500 million, and 0.75% on $1 billion and over; (v) Strategic Partners Balanced Fund: 0.75% to $500 million, 0.70% of the next $500 million, and 0.65% on $1 billion and over. Had these reduced management fee rates been in effect during the fiscal year ended October 31, 2004, the management fee paid by each such Fund would have been as follows: Strategic Partners Mid-Cap Growth Fund, 0.90%; Strategic Partners Capital Growth Fund, 0.88%; Strategic Partners Concentrated Growth Fund, 0.70%; Strategic Partners Equity Income Fund, 0.85%; and Strategic Partners Balanced Fund, 0.75%.

In addition, effective as of August 1, 2005, the Investment Manager has contractually undertaken through February 28, 2006 to waive 0.10% of the Money Market Fund's annual management fee. Had this management fee waiver been in effect during Money Market Fund's fiscal year ended October 31, 2004, Money Market Fund would have paid a management fee of 0.40%.

7  Reflects effective rate of management fee due to Fund assets exceeding breakpoints.

Note: Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only be exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners Funds.

Class X shares are closed to most new purchases (with the exception of reinvested dividends). Class X shares are only exchangeable with Class X shares offered by other Strategic Partners Funds.

Class A, Class L shares, Class D shares, Class C shares and Class M shares of the Money Market Fund are generally closed to new purchases.

Expense Examples

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Neither Class A shares of the Money Market Fund nor Class Z shares of Relative Value Fund were offered during the last fiscal year. The expenses, below, of Class A shares of the Money Market Fund and Class Z shares of Relative Value Fund are based on the expected expenses of the respective class of shares during the current fiscal year.

Full Redemption. This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds' total operating expenses remain the same. (Class B shares automatically convert to Class A shares approximately seven years after purchase. Class X shares automatically convert to Class A shares approximately ten years after purchase.)

Strategic Partners Mutual Funds, Inc. 51

Expense Information

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners International Growth
Class A	$728	$1,153	$1,603	$2,847
Class B	763	1,163	1,590	2,914
Class C	363	863	1,490	3,176
Class L	776	1,248	1,745	3,106
Class M	890	1,234	1,604	2,954
Class X	890	1,234	1,704	2,954
Strategic Partners Small Cap Growth Opportunity
Class A	$699	$1,108	$1,541	$2,743
Class B	733	1,117	1,527	2,810
Class C	333	817	1,427	3,074
Class L	747	1,203	1,684	3,005
Class M	833	1,217	1,627	3,074
Class X	833	1,217	1,727	3,074
Strategic Partners Managed Small Cap Growth
Class A	$709	$1,182	$1,680	$3,047
Class B	743	1,193	1,669	3,115
Class C	343	893	1,569	3,371
Class L	757	1,276	1,821	3,300
Class M	843	1,293	1,769	3,371
Class X	843	1,293	1,869	3,371
Strategic Partners Small Company
Class A	$709	$1,083	$1,482	$2,594
Class B	743	1,092	1,467	2,661
Class C	343	792	1,367	2,929
Class L	757	1,179	1,626	2,860
Class M	843	1,192	1,567	2,929
Class X	843	1,192	1,667	2,929
Strategic Partners Mid-Cap Growth
Class A	$709	$1,146	$1,609	$2,886
Class B	743	1,157	1,596	2,954
Class C	343	857	1,496	3,214
Class L	757	1,241	1,751	3,144
Class M	843	1,257	1,696	3,214
Class X	843	1,257	1,796	3,214
Strategic Partners Relative Value
Class A	$704	$1,035	$1,389	$2,384
Class B	738	1,042	1,372	2,450
Class C	338	742	1,272	2,723
Class L	752	1,131	1,534	2,656
Class M	838	1,142	1,472	2,723
Class X	838	1,142	1,572	2,723
Class Z	142	440	761	1,669

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Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners Technology
Class A	$709	$1,316	$1,947	$3,637
Class B	743	1,332	1,940	3,706
Class C	343	1,032	1,840	3,947
Class L	757	1,409	2,084	3,873
Class M	843	1,148	1,480	2,736
Class X	982	1,561	2,258	4,036
Strategic Partners Health Sciences
Class A	$709	$1,258	$1,832	$3,385
Class B	743	1,272	1,823	3,454
Class C	343	972	1,723	3,702
Class L	757	1,352	1,970	3,629
Class M	843	1,372	1,923	3,702
Class X	843	1,372	2,023	3,702
Strategic Partners Managed OTC Fund
Class A	$694	$1,147	$1,624	$2,938
Class B	728	1,157	1,611	3,006
Class C	328	857	1,511	3,265
Class L	743	1,241	1,765	3,195
Class M	828	1,257	1,711	3,265
Class X	828	1,257	1,811	3,265
Strategic Partners Capital Growth
Class A	$699	$1,040	$1,405	$2,427
Class B	733	1,047	1,388	2,493
Class C	333	747	1,288	2,766
Class L	747	1,136	1,550	2,698
Class M	833	1,147	1,488	2,766
Class X	833	1,147	1,588	2,766
Strategic Partners Concentrated Growth
Class A	$694	$1,081	$1,493	$2,638
Class B	728	1,090	1,478	2,705
Class C	328	790	1,378	2,972
Class L	743	1,177	1,636	2,903
Class M	828	1,190	1,578	2,972
Class X	828	1,190	1,678	2,972
Strategic Partners Core Value Fund
Class A	$689	$1,079	$1,493	$2,643
Class B	723	1,087	1,477	2,710
Class C	323	787	1,377	2,977
Class L	738	1,174	1,636	2,909
Class M	823	1,187	1,577	2,977
Class X	823	1,187	1,677	2,977
Strategic Partners Large Cap Core
Class A	$670	$987	$1,326	$2,280
Class B	703	992	1,307	2,346
Class C	303	692	1,207	2,622
Class L	719	1,083	1,471	2,555
Class M	803	1,092	1,407	2,622
Class X	803	1,092	1,507	2,622

Strategic Partners Mutual Funds, Inc. 53

Expense Information

Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners Equity Income Fund
Class A	$685	$1,045	$1,428	$2,500
Class B	718	1,051	1,411	2,567
Class C	318	751	1,311	2,837
Class L	733	1,140	1,572	2,769
Class M	818	1,151	1,511	2,837
Class X	818	1,151	1,611	2,837
Strategic Partners Growth with Income
Class A	$699	$1,173	$1,672	$3,039
Class B	733	1,184	1,660	3,108
Class C	333	884	1,560	3,364
Class L	747	1,279	1,836	3,345
Class M	833	1,284	1,760	3,364
Class X	833	1,284	1,860	3,364
Strategic Partners Capital Income
Class A	$687	$1,009	$1,353	$2,322
Class B	720	1,014	1,335	2,388
Class C	320	714	1,235	2,663
Class L	735	1,105	1,498	2,596
Class M	820	1,114	1,435	2,663
Class X	820	1,114	1,535	2,663
Strategic Partners Balanced
Class A	$685	$1,031	$1,400	$2,434
Class B	718	1,037	1,383	2.501
Class C	318	737	1,283	2,773
Class L	733	1,127	1,544	2,705
Class M	818	1,137	1,483	2,773
Class X	818	1,137	1,583	2,773
Strategic Partners High Yield Bond
Class A	$572	$871	$1,193	$2,101
Class B	703	971	1,266	2,249
Class C	303	671	1,166	2,528
Class L	571	921	1,295	2,342
Class M	803	1,071	1,366	2,528
Class X	803	1,071	1,466	2,528
Strategic Partners Bond
Class A	$552	$816	$1,100	$1,906
Class B	683	914	1,172	2,056
Class C	283	614	1,072	2,340
Class L	552	866	1,203	2,152
Class M	783	1,014	1,272	2,340
Class X	783	1,014	1,372	2,340
Strategic Partners Money Market
Class A	$106	$329	$571	$1,265
Class C	225	532	964	2,168
Class D	85	383	703	1,610
Class L	174	183	302	649
Class M	727	936	1,170	2,179
Class X	727	936	1,270	2,179

54 Visit our website at www.strategicpartners.com

No Redemption. You would pay the following expenses based on the above assumptions except that you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Strategic Partners International Growth
Class A	$728	$1,153	$1,603	$2,847
Class B	263	863	1,490	2,914
Class C	263	863	1,490	3,176
Class L	213	714	1,241	2,686
Class M	290	834	1,404	2,954
Class X	290	834	1,404	2,954
Strategic Partners Small Cap Growth Opportunity
Class A	$699	$1,108	$1,541	$2,743
Class B	233	817	1,427	2,810
Class C	233	817	1,427	3,074
Class L	183	666	1,176	2,578
Class M	233	817	1,427	3,074
Class X	233	817	1427	3,074
Strategic Partners Managed Small Cap Growth
Class A	$709	$1,182	$1,680	$3,047
Class B	243	893	1,569	3,115
Class C	243	893	1,569	3,371
Class L	193	744	1,322	2,892
Class M	243	893	1,569	3,371
Class X	243	893	1,569	3,371
Strategic Partners Small Company
Class A	$709	$1,083	$1,482	$2,594
Class B	243	792	1,367	2,661
Class C	243	792	1,367	2,929
Class L	193	641	1,115	2,425
Class M	243	792	1,367	2,929
Class X	243	792	1,367	2,929
Strategic Partners Mid-Cap Growth
Class A	$709	$1,146	$1,609	$2,886
Class B	243	857	1,496	2,954
Class C	243	857	1,496	3,214
Class L	193	707	1,248	2,726
Class M	243	857	1,496	3,214
Class X	243	857	1,496	3,214
Strategic Partners Relative Value
Class A	$704	$1,035	$1,389	$2,384
Class B	238	742	1,272	2,450
Class C	238	742	1,272	2,723
Class L	188	590	1,018	2,208
Class M	238	742	1,272	2,723
Class X	238	742	1,272	2,723
Class Z	142	440	761	1,669
Strategic Partners Technology
Class A	$709	$1,316	$1,947	$3,637
Class B	243	1,032	1,840	3,708
Class C	243	1,032	1,840	3,947
Class L	193	885	1,601	3,500
Class M	243	748	1,280	2,736
Class X	382	1,161	1,258	4,036

Strategic Partners Mutual Funds, Inc. 55

Expense Information

	1 Year	3 Years	5 Years	10 Years
Strategic Partners Health Sciences
Class A	$709	$1,258	$1,832	$3,385
Class B	243	972	1,723	3,455
Class C	243	972	1,723	3,702
Class L	193	824	1,481	3,240
Class M	243	972	1,723	3,702
Class X	243	972	1,723	3,702
Strategic Partners Managed OTC Fund
Class A	$694	$1,147	$1,624	$2,938
Class B	228	857	1,511	3,006
Class C	228	857	1,511	3,265
Class L	178	707	1,263	2,779
Class M	228	857	1,511	3,265
Class X	228	857	1,511	3,265
Strategic Partners Capital Growth
Class A	$699	$1,040	$1,405	$2,427
Class B	233	747	1,288	2,493
Class C	233	747	1,288	2,766
Class L	183	596	1,034	2,253
Class M	233	747	1,288	2,766
Class X	233	747	1,288	2,766
Strategic Partners Concentrated Growth
Class A	$694	$1,081	$1,493	$2,638
Class B	228	790	1,378	2,705
Class C	228	790	1,378	2,972
Class L	178	639	1,126	2,470
Class M	228	790	1,378	2,972
Class X	228	790	1,378	2,972
Strategic Partners Core Value Fund
Class A	$689	$1,079	$1,493	$2,643
Class B	223	787	1,377	2,711
Class C	223	787	1,377	2,977
Class L	173	636	1,126	2,476
Class M	223	787	1,377	2,977
Class X	223	787	1,377	2,977
Strategic Partners Large Cap Core
Class A	$670	$987	$1,326	$2,280
Class B	203	692	1,207	2,346
Class C	203	692	1,207	2,622
Class L	153	539	951	2,101
Class M	203	692	1,207	2,622
Class X	203	692	1,207	2,622

56 Visit our website at www.strategicpartners.com

	1 Year	3 Years	5 Years	10 Years
Strategic Partners Equity Income Fund
Class A	$685	$1,045	$1,428	$2,500
Class B	218	751	1,311	2,567
Class C	218	751	1,311	2,837
Class L	168	600	1,058	2,328
Class M	218	751	1,311	2,837
Class X	218	751	1,311	2,837
Strategic Partners Growth with Income
Class A	$699	$1,173	$1,672	$3,039
Class B	233	884	1,560	3,108
Class C	233	884	1,560	3,364
Class L	183	747	1,337	2,939
Class M	233	884	1,560	3,364
Class X	233	884	1,560	3,364
Strategic Partners Capital Income
Class A	$687	$1,009	$1,353	$2,322
Class B	220	714	1,235	2,388
Class C	220	714	1,235	2,663
Class L	170	562	980	2,145
Class M	220	714	1,235	2,663
Class X	220	714	1,235	2,663
Strategic Partners Balanced
Class A	$685	$1,031	$1,400	$2,434
Class B	218	737	1,283	2,501
Class C	218	737	1,283	2,773
Class L	168	585	1,029	2,260
Class M	218	737	1,283	2,773
Class X	218	737	1,283	2,773
Strategic Partners High Yield Bond
Class A	$572	$871	$1,193	$2,101
Class B	203	671	1,166	2,249
Class C	203	671	1,166	2,528
Class L	153	518	909	2,002
Class M	203	671	1,166	2,528
Class X	203	671	1,166	2,528
Strategic Partners Bond
Class A	$552	$816	$1,100	$1,906
Class B	183	614	1,072	2,056
Class C	183	614	1,072	2,340
Class L	132	461	812	1,804
Class M	183	614	1,072	2,340
Class X	183	614	1,072	2,340
Strategic Partners Money Market
Class A	$106	$329	$571	$1,265
Class C	225	532	964	2,168
Class D	85	383	703	1,610
Class L	74	183	302	649
Class M	127	536	970	2,179
Class X	127	536	970	2,179

Strategic Partners Mutual Funds, Inc. 57

Investment Programs of the Funds

The investment objective, policies and limitations for each of the Funds are described below.

While certain policies apply to all Funds, generally each Fund has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Fund will differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. However, the investment objective of each Fund generally is not a fundamental policy and may be changed by the Directors of the Company without shareholder approval. Similarly, most of the Funds' investment policies and limitations are not fundamental policies.

There can be no assurance that the investment objective of any Fund will be achieved. Risks relating to certain types of securities and instruments in which the Funds may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

If approved by the Directors of the Company, the Company may add more Funds and may cease to offer any existing Funds or share classes in the future.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Fund invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the

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United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Fund is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Fund may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the fund may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

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Investment Programs of the Funds

Other Investments

The Fund may invest to a lesser degree in debt securities, including bonds rated below investment grade by the primary rating agencies ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use currency hedging techniques, including forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

For more information on the types of securities (including securities other than common stock) and instruments in which the Fund may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's Statement of Additional Information ("SAI") under "Investment Programs of the Funds."

Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective

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of long-term growth of capital will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS SMALL-CAP GROWTH OPPORTUNITY FUND

Investment Objective: The investment objective of the Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of June 30, 2005, the average market capitalization of the companies in the Russell 2000® Growth Index was $1 billion million and the median market capitalization was $0.55 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Fund is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Fund, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Fund may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

Like all common stocks, the market values of the common stocks held by the Fund can fluctuate significantly, reflecting the business performance of the issuing

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company, investor perception or general economic or financial market movements. Because of the Fund's focus on the stocks of smaller growth companies, investment in the Fund may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Fund attempts to outperform the Russell 2000® Growth Index, it is not expected that any outperformance will be substantial. The Fund also may underperform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments

In addition to investing in common stocks, the Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Fund may invest include:

Foreign Securities. The Fund may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Fund may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Fund may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Fund's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Fund may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Fund may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques

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used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

Additional information about the other investments that the Fund may make and their risks is included below under "Certain Risk Factors and Investment Methods."

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Fund may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MANAGED SMALL-CAP GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of June 30, 2005, the average market capitalization of the companies in the Russell 2000® Growth Index was $1 billion and the median market capitalization was $0.55 billion. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Fund is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Fund, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

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Investment Programs of the Funds

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Fund may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

Like all common stocks, the market values of the common stocks held by the Fund can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Fund's focus on the stocks of smaller growth companies, investment in the Fund may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Fund attempts to outperform the Russell 2000® Growth Index, it is not expected that any outperformance will be substantial. The Fund also may underperform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments

In addition to investing in common stocks, the Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Fund may invest include:

Foreign Securities. The Fund may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Fund may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

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Options, Financial Futures and Other Derivatives. The Fund may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Fund's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Fund may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Fund may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

Additional information about the other investments that the Fund may make and their risks is included below under "Certain Risk Factors and Investment Methods."

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Fund may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS SMALL COMPANY FUND

Investment Objective: The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets. The Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less.

Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various

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measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

(1)  Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers.

(2)  Low stock price relative to a company's underlying asset values.

(3)  A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Fund will not sell a stock just because the company has grown to a market capitalization of more than $1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

As with all stock funds, the Fund's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments

Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Fund's investment objective and policies. The Fund may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Fund.

The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries,

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and may enter into forward foreign currency exchange contracts. (The Fund may invest in foreign cash items as described below in excess of this 20% limit.) The Fund may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of managing the Fund's exposure to the equity markets. The Fund may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Fund may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may establish and maintain cash reserves without limitation for temporary defensive purposes. The Fund's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Fund is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MID-CAP GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Fund, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell MidCap Growth Index (the "Russell MidCap"). The market capitalizations within the Russell MidCap will vary, but as of December 31, 2004, they ranged from approximately $630.6 million to $26.1 billion. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor

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makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Because the Fund may invest substantially all of its assets in equity securities, the main risk of investing in the Fund is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Fund may invest in "special situations". A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, the Fund may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), assets in mortgage- and asset-backed securities and assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

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Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Fund may also invest in foreign companies through depository receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as are used to select domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

For more information on foreign securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments. When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks. Even when the Fund is essentially fully invested, some residual amount of Fund assets will remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Fund's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited. To the extent the

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Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS RELATIVE VALUE FUND

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in

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growth companies, the stocks purchased by the Fund may remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments

Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

Fixed Income Securities. The Fund may also invest in fixed income or debt securities. The Fund may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.

Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

Real Estate Investment Trusts ("REITS"). The Fund may invest in REITS. REITS are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

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Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS TECHNOLOGY FUND

Investment Objective: The investment objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks

The Fund normally will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by technology-related companies. The 80% investment requirement applies at the time the Fund invests its assets. These industries include, but are not limited to, applied technology, biotechnology, communications, computers, video, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video. A portion of the Fund's assets may be invested outside of this sector. To determine whether a potential investment is doing business in the technology sector, a company must meet at least one of the following tests:

■  At least 50% of its gross income or its net sales must come from activities in the technology sector;

■  At least 50% of its assets must be devoted to producing revenues from the technology sector; or

■  Based on other available information, the Sub-advisor determines that its primary business is within the technology sector.

The Sub-advisor uses a bottom-up approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate above-average growth rates for the next three to five years. The Sub-advisor prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading technology companies that the Sub-advisor believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

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As with any fund investing primarily in equity securities, the Fund is subject to the risk that the equity securities in which it invests will decline in value. Although the Fund's investments are diversified across the technology sector, they are limited to a comparatively narrow segment of the economy. Therefore, the Fund is not as diversified as most other mutual funds, and far less diversified than the broad securities market. This means that the Fund's share price may fluctuate more rapidly and to a greater degree than other funds. In addition, many of the products and services offered by the technology companies in which the Fund invests are subject to rapid obsolescence, which may reduce the value of the securities of those companies. To the extent the Fund invests in smaller, faster-growing technology companies, the Fund's level of risk and share price fluctuation may increase.

Other Investments

In addition to investing in equity securities, the Fund may also invest in debt securities. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund may invest in futures contracts, options on specific securities, stock indices and stock index futures, forward foreign currency exchange contracts and other types of derivative instruments (including swaps, caps, floors and collars).

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. When securities markets or economic conditions are unfavorable or unsettled, the Sub-advisor might try to protect the assets of the Fund by investing in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements. The Fund has the right to invest up to 100% of its assets in these securities, although it is unlikely to do so. While the fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS HEALTH SCIENCES FUND

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities or equity-related instruments of companies that develop, produce or distribute products or services related to health care. The 80% investment requirement applies at the time the Fund invests its assets. These companies include, but are not limited to, medical equipment or

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supplies, pharmaceuticals, health care facilities, health care providers and service companies that maintain a focus on new and innovative products and applied research. Twenty percent of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

■  At least 50% of its gross income or its net sales must come from activities in the health sciences sector;

■  At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or

■  Based on other available information, the Sub-advisor determines that its primary business is within the health sciences sector.

The Fund is aggressively managed. It primarily invests in equity securities that the Sub-advisor believes will rise in price faster than other securities, as well as options and other investments whose values are based upon the values of equity securities.

The Sub-advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Sub-advisor believes are strongly managed and will generate above-average long-term capital appreciation. The Sub-advisor prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The Sub-advisor attempts to blend well-established health care firms with faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the investment portfolio and represent core holdings in the Fund. The remainder of the portfolio consists of faster-growing, more dynamic health care companies, which have new products or are increasing their market share of existing products. Many faster-growing, earlier stage health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Many of these activities are funded or subsidized by governments; withdrawal or curtailment of this support could lower the profitability and market prices of such companies. Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

The Fund's investments are diversified across the health sciences sector. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds, and far less diversified than the broad securities markets. This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio

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investments tend to go up and down more rapidly. As a result, the value of a Fund share may rise or fall rapidly.

The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, portfolio turnover and lack of timely information risks.

Other Investments

The Fund may also invest in American Depositary Receipts ("ADRs") and repurchase agreements. The Fund may use futures contracts and related options, options on securities, securities indices and currencies to attempt to hedge against the overall level of risk normally associated with the Fund's investments. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and ADRs are not subject to this 25% limitation. For additional information about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. When securities markets or economic conditions are unfavorable or unsettled, the Sub-advisor might try to protect the assets of the Fund by investing in securities that are highly liquid such as high quality money market instruments, like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Sub-advisor has the right to invest up to 100% of the Fund's assets in these securities, although the Sub-advisor is unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MANAGED OTC FUND

Investment Objective: The investment objective of the Fund is to provide investment results that correlate to the performance of a benchmark for securities that are traded in the over-the-counter market. The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

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Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in securities of companies included in the NASDAQ-100 Index (the "NASDAQ-100") (or equity securities that, in the Sub-advisor's opinion should simulate the movement of the NASDAQ-100) and leveraged instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. The Fund may also sampling techniques in seeking its investment objective. The NASDAQ-100 is a modified capitalization-weighted index composed of the equity securities of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System. The Sub-advisor will attempt to consistently use leveraged instruments to increase the Fund's exposure to 125% of the NASDAQ-100. If the Sub-advisor achieves this goal, the value of the Fund's shares will tend to increase on a daily basis, before fees and expenses, by 125% of the value of any increase in the NASDAQ-100 and when the value of the NASDAQ-100 declines, the value of the Fund's shares will tend to decrease on a daily basis, before fees and expenses, by 125% of the value of any decrease in the Index (e.g., if the NASDAQ-100 goes down by 5%, the value of the Fund's shares should go down by approximately 6.25% on that day).

The Sub-advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to the daily movement of the NASDAQ-100, while remaining fully invested in all market environments. The Sub-advisor will monitor the Fund on an ongoing basis, and make adjustments as necessary to minimize tracking error. The Fund does not seek to provide correlation with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results. Certain factors may affect the Fund's ability to achieve this correlation, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards.

As a fund that may invest a substantial portion of its assets in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. Because the Fund seeks to provide investment results that magnify fluctuations in the NASDAQ-100, and will use leveraged instruments to help achieve this objective, the Fund will be subject to greater risk and share price fluctuation than a Fund that attempts to match the performance of the Index. In addition, while it is anticipated that the Fund will invest mainly in the securities of large companies, the Fund may be subject to a greater level of risk than the average large-cap fund based upon the relatively volatile nature of the securities in which the Fund will invest such as technology related companies. While it is not expected that the changes in net asset value of the Fund will deviate substantially from the Fund's goal of achieving results corresponding to 125% of the daily return of the NASDAQ-100, factors such as Fund expenses, timing in receiving shareholder activity, imperfect correlation between the Fund's investments and those of the NASDAQ-100, rounding of share prices, changes to the benchmark, regulatory

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policies, and leverage, may affect the Fund's ability to achieve this objective. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the 1940 Act. This means it may invest in the securities of a relatively small number of issuers. If the assets of the Fund are invested in a limited number of issuers, a single security's increase or decrease in value may have a greater impact on the Fund's share price and total return, and the Fund may be more susceptible to a single adverse economic or regulatory occurrence. Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments

As noted above, the Fund may enter into futures and options transactions. Specifically, the Fund may purchase call options and write (sell) put options on securities and securities indices, and may enter into stock index futures contracts and related options. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain or increase exposure to a particular market or instrument, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. The Fund may invest in financial instruments such as equity caps, collars, floors, swaps and depository receipts. The Fund may also purchase U.S. Government securities.

For further information on these securities and investment practices and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

STRATEGIC PARTNERS CAPITAL GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek capital growth. This is a fundamental objective of the Fund. Income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Principal Investment Policies and Risks

The Fund invests primarily in the common stocks of large companies that are selected for their growth potential. The fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

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The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends The Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist The Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher

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transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

The primary risk associated with investment in the Fund will be the risk that the equity securities held by the Fund will decline in value. The risk of the Fund is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time the investment was made.

Special Situations. The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments

The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth from such securities. The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Fund may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities. The Fund may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

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Futures, Options and Other Derivative Instruments. The Fund may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Also, for more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek growth of capital.

Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Fund invests a substantial portion (or all) of its assets in equity securities, the Fund is subject to the risks associated with investments in equity securities, and

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the Fund's share price therefore may fluctuate substantially. This is true despite the Fund's focus on the equity securities of larger more-established companies. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities in which the Fund invests, the Fund is designed for those who are investing for the long term.

Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's share price and total return. Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments

Although the Sub-advisor expects to invest primarily in equity securities, the Fund may also invest to a lesser degree in debt securities when the Fund perceives an opportunity for capital growth from such securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

■  35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

■  25% of its assets in mortgage- and asset-backed securities.

■  10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Fund's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential

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adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments. The Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objectives of capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS CORE VALUE FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Fund seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Fund investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model portfolio, the Sub-advisor takes a "bottom-up" approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that

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may not be recognized by the market at large. The Sub-advisor relates present value of each company's forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Once the expected return for each stock is calculated, the Sub-advisor evaluates companies on the basis of their risk-adjusted return, marrying the expected return of each stock as shown by our dividend-discount model with a measure of earnings quality, as well as measures of timing and concentration risk. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. Securities ranked in the top third of its valuation universe, if selected, are over-weighted in the Fund because they represent the most undervalued stocks in its universe. The Sub-advisor market weights securities ranked in the middle third of its universe, if selected, to add diversification to the Fund. To control variability in premium, the Sub-advisor also holds the largest capitalization securities (at under-weighted positions) in the Fund even when they rank in bottom third of the universe. If a security falls in the ranking from the top third of the Sub-advisor's valuation universe to the middle third, the Sub-advisor may reduce Fund's the position to market weight. If the security's ranking continues to fall into the bottom third of its universe, the Sub-advisor may either sell it or, if it is a very large capitalization stock, will underweight it. The Sub-advisor may from time to time deviate from the foregoing process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

The Sub-advisor may delay the Fund's purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay the Fund's sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The Sub-advisor will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The Sub-advisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The Sub-advisor also seeks to control risks by correlating the size of initial purchases by the Fund to the security's benchmark weighting, within plus or minus 0.5%. If market appreciation of a security brings the security's weighting to 1.0% above or below its benchmark weighting (at the time), the size of the holding is generally increased or reduced accordingly. Because the Fund invests primarily in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an

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industry). The Fund's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. While the Fund's value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments

Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS LARGE CAP CORE FUND

On June 29, 2005, the Fund's name changed from Strategic Partners Managed Index 500 Fund to Strategic Partners Large Cap Core Fund. A supplement to the Company's prospectus was mailed to shareholders with the Company's semi-annual report dated April 30, 2005.

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Investment Objective: The investment objective of the Fund is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®. The 80% investment requirement applies at the time the Fund invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Fund. The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500®.

As a mutual fund investing primarily in common stocks, the Fund is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Fund is not likely to differ materially from the risk of the S&P 500® itself. While the Fund attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500® over short or extended periods.

About the S&P 500®. The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500® is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® may be changed from time to time. "Standard & Poor's®", "S&P 500®", "Standard & Poor's 500", and "500"

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are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Other Investments

Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. These instruments may be used for several reasons: to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS EQUITY INCOME FUND

Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

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Principal Investment Policies and Risks

The Fund normally will invest in common stocks (and securities convertible into common stocks). The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Fund may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Fund invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Fund invests) will come to reflect the companies' intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor's analysts prepare their own earnings estimates and financial models for each company followed. The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

The prices of the common stocks that the Fund invests in will fluctuate. Therefore, the Fund's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or go down in value, the Fund's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments

The Fund, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Fund. It is not intended for the Fund to write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's net assets at the time an option is written. The Fund also may purchase and sell forward and futures contracts and related options for hedging purposes. The Fund may also invest up to 10% of the Fund's net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

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For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS GROWTH WITH INCOME FUND

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks

The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Fund invests generally will pay dividends. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

The Fund may invest up to 20% of its total assets in foreign equity securities.

As with any fund investing primarily in common stocks, the value of the securities held by the Fund may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In light of the Fund's focus on income-producing large-cap stocks, the risk and share price fluctuations of the Fund (and its potential for gain) may be less than many other stock funds. The Fund may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

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Other Investments

Although the Fund will invest primarily in common stocks and related securities, the Fund may also invest in debt securities, including variable and floating rate securities and zero coupon, deferred interest and pay-in-kind bonds. The Fund may also purchase warrants and make short sales "against the box."

Futures and Forward Contracts. The Fund may purchase and sell futures contracts on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Fund may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Fund may hold cash or invest in cash equivalents such as short-term U.S. government securities, commercial paper and bank instruments. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS CAPITAL INCOME FUND

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks

The Fund seeks to achieve its objective by investing in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. The Fund normally will invest at least 80% of its net assets in common stocks, with 50% in common stocks of well-established companies paying above-average dividends.

The Fund typically employs a "value" approach in selecting investments. The Sub-advisor's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-advisor generally looks for companies with the following characteristics:

■  low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;

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■  companies that may benefit from restructuring activity;

■  a sound balance sheet and other positive financial characteristics; and/or

■  low stock price relative to a company's underlying asset values

The Fund may invest a portion of its assets in debt securities or convertible bonds. In order to minimize its risk in investing in debt securities, the Fund will invest no more than 15% of its assets in junk bonds. In addition, the Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments are subject to the special risk of losing value because of declining foreign currencies or adverse political or economic events overseas. The Fund may also invest in futures and options, in keeping with its objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses.

In pursuing its investment objective, the Sub-advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

The Fund's investments in common stocks may, of course, decline in value, which will result in declines in the Fund's share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor will not invest, with respect to 75% of the value of the Fund's total assets, more than 5% of the Fund's assets in the securities of any one company or in more than 10% of the voting securities of any one company. In addition, the Fund will not invest more than 25% of the Fund's total assets in any one industry. In light of the Fund's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than other stock funds. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Other Investments

The Fund may invest up to 10% of its net assets in futures and options. The Fund may enter into futures and options contracts for a number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing Fund overall exposure to a specific part or broad segment

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of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. In periods of uncertain market and economic conditions, the Fund may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objectives may be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS BALANCED FUND

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks

The Sub-advisor intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Fund's equity and fixed income investments will go up and down in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due. As a Fund that invests both in equity and fixed income securities, the Fund's risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

Equity Investments. For the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

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In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

Fixed Income Investments. The fixed-income portion of the Fund is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency. At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category. Under normal market conditions, the weighted average maturity of the fixed-income portion of the Fund will be in the 3 to 10-year range. The Sub-adviser will adjust the weighted average portfolio maturity in response to expected changes in interest rates.

Other Investments

When the Sub-advisor believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities and other similar securities. The Fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the Fund's investment objective. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-advisor cannot invest in a derivative security if it would be possible for the Fund to lose more money than it invested.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including, liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the swap agreement. Gains or losses involving some futures, options, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.

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For further information on these securities and investment practices, see this Prospectus under "Certain Risk Factors and Investment Methods."

STRATEGIC PARTNERS HIGH YIELD BOND FUND

Investment Objective: The investment objective of the Fund is to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Policies and Risks

The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated Ba or below by Moody's Investors Services, Inc. or BB or below by Standard & Poor's Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality.

The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock. The Fund may purchase the securities of issuers that are in default.

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Sub-Adviser has entered into transactions that are intended to hedge the Fund's position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

To the extent the Fund invests in sovereign debt obligations the Fund will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and

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external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product ("GDP"), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Foreign Risk -The Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

Emerging Countries Risk - The Fund may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

"Junk Bond" Risk - The Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Other Investments

Under normal circumstances, the Fund will not invest more than 10% of its total assets in equity securities.

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The Fund may own zero coupon bonds or pay-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and pay-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund may invest in securities issued by real estate investment trusts, which are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

The Fund may also invest in certain types of derivative securities, specifically swaps and swap-related products. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. For information on these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

Temporary Investments. The Fund may also invest all or a part of its assets temporarily in cash or cash items for defensive purposes during times of unusual market conditions or to maintain liquidity. Cash items may include certificates of deposit and other bank obligations; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of high current income may be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS BOND FUND

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Fund invests its assets. Fixed income securities include:

■  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

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■  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■  mortgage and other asset-backed securities;

■  inflation-indexed bonds issued by both governments and corporations;

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

■  delayed funding loans and revolving credit securities;

■  bank certificates of deposit, fixed time deposits and bankers' acceptances;

■  repurchase agreements and reverse repurchase agreements;

■  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

■  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

■  obligations of international agencies or supranational entities.

Fund holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Fund will invest in fixed-income securities of varying maturities. The average portfolio duration of the Fund generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Fund is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Fund can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and

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asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Fund's return or hedge its investments, but may increase the risk to which the Fund is subject.

Like other fixed income funds, the Fund is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Fund may invest may be particularly sensitive to changes in interest rates. The Fund is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Fund may invest in, and some of the investment practices that the Fund will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

U.S. Government Securities. The Fund may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Fund may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on

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these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Fund with a certain degree of protection against losses caused by rising interest rates, they will cause the Fund's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Fund may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Fund may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Backed and Other Asset-Backed Securities. The Fund may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Fund invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk Factors and Investment Methods"), the Fund may also enter into dollar rolls. In a dollar roll, the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Fund forgoes principal and interest paid on the securities sold in a dollar roll, but the Fund is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the

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proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like any borrowings, will tend to exaggerate fluctuations in Fund's share price and may cause the Fund to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies.

Short Sales "Against the Box." The Fund may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

Derivative Instruments. The Fund may purchase and write (sell) call and put options on swaps, securities, securities indices and foreign currencies. The Fund may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may also enter into total return and credit default swaps. The Fund may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Fund's investments in swap agreements are described directly below.

Swap Agreements. The Fund may enter into interest rate, total return, index, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Fund had invested directly in an instrument that yielded the desired return. The Fund may also enter into options on swap agreements ("swap options"). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with

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respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

In credit default swap agreements, the "buyer" is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Under most swap agreements entered into by the Fund, the parties' obligations are determined on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Fund's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Fund's investment policies and restrictions (as stated in this Prospectus and the SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are

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valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Company's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

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STRATEGIC PARTNERS MONEY MARKET FUND

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks

As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. In other words, the Fund attempts to operate so that shareholders do not lose any of the principal amount they invest in the Fund. Of course, there can be no assurance that the Fund will achieve its goal of a stable net asset value, and shares of the Fund are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1 per share. In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Fund's net asset value to fall below $1 per share. The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Fund must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Board of Directors of the Company (the "Board"), present minimal credit risks. The Fund will not purchase any security (other than a United States Government security) unless:

■  rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

■  rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

■  it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Board that disposing of the investment would not be in the Fund's best interest.

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Subject to the above requirements, the Fund will invest in one or more of the types of investments described below.

United States Government Obligations. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Fund may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however there is no assurance that these commitments will be undertaken or met. The Fund may also invest in short-term obligations issued by U.S. banks ("bank notes"). The payment of principal and interest on bank notes is subject to the credit risk of the issuing bank. The Fund may purchase only those bank obligations that meet standards set by the Board and the 1940 Act for money market funds.

Commercial Paper; Bonds. The Fund may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Fund may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Fund may invest in asset-backed securities that are backed by credit card receivables, corporate receivables, automobile loans, manufactured housing loans, home equity loans and corporate and municipal securities, subject to the limitations of rule 2a-7 under the 1940 Act.

Variable Rate Demand Obligations. The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an

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unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of the VRDOs or Participating VRDOs may not be honored.

Synthetic Instruments. The Fund may invest in certain synthetic instruments as permitted by current laws and regulations and if expressly permitted by the Board. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

Puts. Any of the money market instruments or securities that the Fund purchases may be accompanied by the right to resell the instrument or security prior to its maturity ("puts"), or the Fund may separately purchase puts for certain instruments or securities. Puts are acquired by the Fund for several reasons: to protect against a possible decline in the market value of an instrument or security in the event of interest rate fluctuations, to shorten the effective maturity of an instrument or security, and to provide the Fund with liquidity to meet shareholder redemption requests.

For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

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Portfolio Turnover

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% for the fiscal year ending October 31, 2004:

Fund:	Portfolio Turnover Rate:
Strategic Partners Small-Cap Growth Opportunity Fund	230%
Strategic Partners Managed Small-Cap Growth Fund	242%
Strategic Partners Technology Fund	136%
Strategic Partners Health Sciences Fund	178%
Strategic Partners Capital Income Fund	116%
Strategic Partners Balanced Fund	216%
Strategic Partners Bond Fund	132%

A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Strategic Partners Mutual Funds, Inc. 105

How to Buy Shares

In order to buy shares of the Funds, the following steps need to be taken:

■  STEP 1: Open an Account; and

■  STEP 2: Choose a Fund and Share Class

Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash, travelers checks, money orders or third-party checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

With certain limited exceptions, the Funds are only available to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, and Class C shares of the Funds. As further explained below, Class L shares, Class M shares and Class X shares of the Funds are generally closed to new purchases.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. (Note: the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See the following sections for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Funds through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Funds. The Funds have advised the financial intermediaries and broker-dealers who maintain such accounts of the share class guidelines, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

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Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z5
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.5% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees shown as a percentage of net assets[4]	.30 of 1%	1%		1%	None

1  The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see the section titled Special Investment Programs and Privileges."

2  For more information about the CDSC and how it is calculated, see the following sections titled Purchase of Class A Shares," "Purchase of Class B Shares," and "Purchase of Class C Shares."

3  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.

4  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, and 1% for Class B and Class C shares. For the fiscal year ending October 31, 2005, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

5  Class Z shares are available only to a limited group of investors. See "Purchases of Class Z Shares," below.

PURCHASE OF CLASS A SHARES

Class A shares of the Funds (other than the Strategic Partners Money Market Fund) are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period.

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The sales charge rates are as follows:

High Yield Bond & Bond Funds

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	4.50%	4.71%
$50,000 up to $99,999	4.00%	4.17%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1 million up to $4,999,999*	None	None

All Other Funds

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $25,000	5.50%	5.82%
$25,000 up to $49,999	5.00%	5.26%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.75%	3.90%
$250,000 up to $499,999	2.75%	2.83%
$500,000 up to $999,999	2.00%	2.04%
$1 million up to $4,999,999*	None	None

*  If you invest $1 million of more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC (the CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of those JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing.

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

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How to Buy Shares

An eligible group of related investors includes any combination of the following:

■  An individual;

■  The individual's spouse, their children and parents;

■  The individual's and spouse's Individual Retirement Account (IRA);

■  Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■  A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■  A Uniform Gifts to Minors/Uniform Transfers to Minors Act account created by the individual or the individual's spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that

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you may need in order to establish eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■  investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or

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How to Buy Shares

with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "IRA Rollover" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above.

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Company also makes available, free of charge, on the Company's website at www.strategicpartners.com, in a clear and prominent format, information relating to the Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Company's website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A's sales charge to dealers.

PURCHASE OF CLASS B SHARES

Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a CDSC ("Class B CDSC") will be deducted from the redemption proceeds. The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the CDSC. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the Class B CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class B CDSC will

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depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class B CDSC (as % of amount subject to charge)
1st year after purchase	5.0%
2nd year after purchase	4.0%
3rd year after purchase	3.0%
4th year after purchase	2.0%
5th year after purchase	1.0%
6th year after purchase	1.0%
7th year after purchase	None

For purposes of determining the CDSC, all purchases during the month are grouped together and considered to have been made on the last day of the month. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B Shares. The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

Class B Shares Convert to Class A Shares After Approximately Seven Years. If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Funds. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any

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money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

PURCHASE OF CLASS C SHARES

Class C shares are sold at an offering price equal to their NAV per share. The Fund receives an amount equal to the NAV to invest for your account.

If Class C shares are redeemed within 12 months of their purchase, a CDSC ("Class C CDSC") of 1.0% will be deducted from the redemption proceeds. The Class C CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and will be waived under certain circumstances described below. The charge will be assessed on the NAV of the shares at the time of purchase. Any increase in the share price is not subject to the Class C CDSC. The Class C CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the Class C CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining the CDSC, all purchases during the month are grouped together and considered to have been made on the last day of the month. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the Class C CDSC - Class C Shares. The Class C CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The Class C CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call us at (800) 353-2847.

PURCHASE OF CLASS L SHARES

Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period.

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The sales charge rates are as follows:

	High Yield Bond & Bond Funds
Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	4.50%	4.71%
$50,000 up to $99,999	4.00%	4.17%
$100,000 up to $249,999	3.00%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 up to $4,999,999	NAV	1.00%
$5,000,000 up to $9,999,999	NAV	0.50%
$10,000,000 up to $9,999,999,999	NAV	0.25%
	All Other Funds (other than Money Market Fund)
Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

* For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

Class L shares of the Strategic Partners Money Market Fund are sold at their net asset value without an initial sales charge. However, holders of Class L shares of this Fund may be charged a sales charge when they exchange those shares for Class L shares of the other Funds.

Purchases Subject to a Contingent Deferred Sales Charge ("CDSC"). There is no initial sales charge on purchases of Class L shares of any one or more of the Funds in the following cases:

■  Purchases aggregating $1 million or more;

■  Purchases by an employer-sponsored retirement plan under section 403(b) of the Code that features an employer contribution or "match"; or

■  Purchases by an employer-sponsored retirement plan under section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC ("Class L CDSC") will be deducted from the redemption proceeds. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or

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loans to section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in the Company's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long you've held your shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

PURCHASE OF CLASS M SHARES

Class M shares are generally closed to new purchases.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC ("Class M CDSC") will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class M shares. The Distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

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For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of Class M CDSC. The Class M CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Company (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Automatic Conversion of Class M Shares. Approximately eight years after you purchase Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class M non-Dividend Shares to your total Class M non-Dividend Shares.

PURCHASE OF CLASS X SHARES

Class X shares are generally closed to new purchases.

Class X shares are sold at NAV per share without an initial sales charge. In addition, investors purchasing Class X shares will receive, as a bonus, additional shares having a value equal to 2.50% of the amount invested ("Bonus Shares"). The Distributor pays for the Bonus Shares as part of its services to the Funds. The Distributor expects to recover the costs of purchasing Bonus Shares through fees received under the Class X Distribution and Service Plan discussed below. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

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Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of Bonus Shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase. For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, the Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, Bonus Shares, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

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Waiver of Class X CDSC. The Class X CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class X shares of the Company; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Automatic Conversion of Class X Shares. Ten years after you purchase Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class X non-Dividend Shares to your total Class X non-Dividend Shares.

PURCHASE OF CLASS Z SHARES

Class Z shares of the Funds can be purchased by any of the following:

■  Any Benefit Plan, as defined immediately below, and certain nonqualified plans, provided the Benefit Plan - in combination with other plans sponsored by the same employer or group of related employers - has at least $50 million in defined contribution assets,

■  Current and former Directors/Trustees of the Strategic Partners mutual funds, including the Company and Strategic Partners Opportunity Funds,

■  The Investment Managers or one of their respective affiliates, with an investment of $10 million or more, or

■  Qualified state tuition programs (529 plans).

A Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust, or a nonqualified deferred compensation plan.

DISTRIBUTION PLANS

The Company adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Distributor for its services

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and costs in distributing shares and servicing shareholder accounts. Under the Distribution and Service Plan for Class A shares, the Fund pays the Distributor 0.30% of the Fund's average daily net assets attributable to Class A shares. Under the Distribution and Service Plan for Class L shares, the Fund pays the Distributor 0.50% of the Fund's average daily net assets attributable to Class L shares. Under the Distribution and Service Plan for Class M shares, the Fund pays the Distributor up to 1.00% of the Fund's average daily net assets attributable to Class M shares. Under the Plans for Class B, X and C shares, the Fund pays the Distributor 1.00% of the Fund's average daily net assets attributable to the relevant Class of shares. Under the Distribution and Service Plan for Class D shares (Strategic Partners Money Market Fund only), the Fund pays the Distributor up to 0.50% of the Fund's average daily net assets attributable to Class D shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

The Distributor uses distribution and service fees received under each Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

In addition, the Company had adopted a Supplemental Distribution Plan under Rule 12b-1 (the "Supplemental Plan"). The Supplemental Plan permitted the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds, and to use these commissions to promote the sale of shares of the Company. Under the Supplemental Plan, transactions for the purchase and sale of securities for a Fund could be directed to certain brokers for execution ("clearing brokers") who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for "introducing" transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to selling dealers. No Fund paid any new fees or charges resulting from the Supplemental Plan, nor did the brokerage commissions paid by a Fund increase as the result of implementation of the Supplemental Plan. On June 27, 2001, the Supplemental Distribution Plan for the Company was terminated by the vote of the majority of the Directors of the Company who are not interested persons of the Company and have no direct or indirect financial interest in the operations of the Supplemental Distribution Plan. Since July 2000 when the Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

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Special Investment Programs and Privileges

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Automatic Reinvestment. As explained in the "Dividends, Capital Gains and Taxes" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sales of shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Exchange Privilege. You may exchange Class A, Class B and Class C shares for shares of the JennisonDryden and Strategic Partners funds. For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

90-Day Repurchase Privilege. You have up to 90 days to reinvest Class L, M and X shares in Class A shares of the Funds without paying another sales charge. If you redeem Class B and C shares on which you paid an initial sales charge or a CDSC, you may reinvest all or part of the redemption proceeds in the same class of the Funds without paying another sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement and other Tax-Qualified Plans. Certain classes of Fund shares are available as an investment option for your retirement plans. A number of different retirement plans can be used by individuals and employers including IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs, 401 plans and 403(b)(7) plans. Please call 800-353-2847 for the applicable plan documents, which contain important information and applications.

The above programs and privileges may be selected at the time of your initial investment or at a later date.

Strategic Partners Mutual Funds, Inc. 121

How to Redeem Shares

You can arrange to take money out of your Fund account on any business day by redeeming some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good order. The Company offers you a number of ways to sell your shares, including in writing, by telephone, by Automated Clearing House ("ACH") bank transfer or by wire transfer. You can also set up a Systematic Withdrawal Plan to redeem shares on a regular basis (as described in this Prospectus under "Special Investment Programs and Privileges").

If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan trustee.

REDEEMING SHARES BY MAIL

If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

■  Your name

■  Fund's name

■  Your Fund account number (from your account statement)

■  Dollar amount or number of shares to be redeemed

■  Any special payment instructions

■  Signatures of all registered owners exactly as the account is registered

■  Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person requesting the redemption

Send Requests to:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

TELEPHONE REDEMPTIONS

You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see below and the section entitled "Shareholder Account Rules and Policies" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you

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will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Company's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Company will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Company does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Funds, or we may delay paying you the proceeds of a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Funds can't determine the value of their assets or sell their holdings.

If you are selling more than $100,000 of shares and you want the redemption proceeds payable or sent to someone or some place that is not in our records, or you want to wire the redemption proceeds to a third party, or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union.

The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, your will receive a written notice from the Company.

REDEEMING SHARES THROUGH YOUR BROKER

The Distributor has made arrangements to redeem Fund shares upon orders from brokers on behalf of their customers at the offering price next determined after receipt of the order. Brokers may charge for this service.

CHECKWRITING

After completing the appropriate authorization form, holders of Class A and Class C shares of the Strategic Partners Money Market Fund may redeem those shares by check. Checkwriting is also available to shareholders of Class L shares. Checks must be written for at least $500. Shareholders with joint accounts may authorize each owner to write checks. The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

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Of course, checks cannot be paid if they are written for more than the account value of your Strategic Partners Money Market Fund shares. To avoid dishonor of checks due to fluctuations in account value, shareholders are advised against redeeming all or most of their account by check. You may not write a check that would require the Fund to redeem shares that were purchased by check within the prior 7 calendar days. There is presently no charge for checkwriting privileges, but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege. Any applicable CDSC will be deducted when a check is paid.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize a Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

ADDITIONAL INFORMATION

To protect you and the Funds from fraud, redemption requests must be in writing and must include a signature guarantee in the following situations (the Company or the

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Transfer Agent may require a signature guarantee from an eligible guarantor institution (such as a bank, credit union or broker-dealer) in other situations at their discretion):

■  You wish to redeem more than $100,000 worth of shares and receive a check.

■  A redemption check is not payable to all shareholders listed on the account statement

■  A redemption check is not sent to the address of record on your statement

■  A redemption is sent by wire and made payable to a third party

■  Shares are being transferred to a Fund account with a different owner or name

■  Shares are redeemed by someone other than the owners (such as an Executor)

The Transfer Agent may delay forwarding a check or processing a payment via bank-linked account for the sale of recently purchased shares, but only until the purchase payment has cleared. Such delay may be as long as 7 calendar days from the date the shares were purchased, and may be avoided if you purchase shares by wire, certified check or cashier's check. Check with your financial institution to determine whether it charges any fees to receive wire transfers.

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How to Exchange Shares

Except as described below, shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of trading on the NYSE that day. You should consider the differences in investment objectives and expenses between the Funds before making an exchange.

You may exchange your Fund shares (other than Class D shares of the Strategic Partners Money Market Fund) for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

Exchanges of Class D shares of the Strategic Partners Money Market Fund on which an initial sales charge has not been paid for Class A, B or C shares of any other Fund are subject to the initial sales charge applicable to the other Fund. Class L shares of the Money Market Fund acquired by exchange of Class L shares of another Fund are exchanged at NAV.

All exchanges are subject to the following restrictions:

■  You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

■  You may only exchange for shares of the same class of another Fund.

■  You must meet the minimum purchase requirements for the Fund you purchase by exchange.

You may exchange Class A, Class B and Class C shares of a Fund for shares of the same class of other JennisonDryden and Strategic Partners Funds, subject to the following policies:

After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days'

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notice. If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

Exchanges may also be requested by telephone by calling (800) 225-1852 before 4:00 p.m. New York time. You will receive an exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Shareholder Account Rules and Policies" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Company's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Company will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

There is no sales charge for exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase, or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability. Exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

The Company may refuse or delay exchanges by any person or group if, in the Investment Manager's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or a Fund would otherwise potentially be adversely affected. Exchanges may be subject to certain limitations and are subject to the Company's policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges and active market timing. These limitations and market-timing policies are described below in the section titled "Shareholder Account Rules and Policies."

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Determination of Net Asset Value

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

Each Fund's portfolio securities (except the Strategic Partners Money Market Fund) are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that a Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time a Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or a Sub-advisor) does not represent fair value. Different valuation methods may result in differing values for the same security.

For purposes of computing a Fund's NAV, we will value a Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market. A Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive or pay may differ from the published NAV price. Fair value pricing procedures are designed to result in prices for a Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unreliable. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Fund's NAV by short-term traders.

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We determine a Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange a Fund's shares on days when the NYSE is closed but the primary markets for a Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of mutual funds daily.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

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Shareholder Account Rules and Policies

■  The offering of any class of Fund shares may be suspended when the determination of NAV is suspended, and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

■  Telephone transaction privileges or privileges using electronic means for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one of the owners or, in certain instances, the dealer representative of record for the account unless an owner instructs the Transfer Agent otherwise. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone or electronic instructions are genuine. If the Company does not use reasonable procedures, the Company or its agents may be liable for losses due to unauthorized transactions, but otherwise the Company or its agents will not be liable for losses or expenses arising out of telephone instructions or instructions received by electronic means that they reasonably believe to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

■  Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

■  Certificates are available for the Company's Class A, Class B and Class C shares.

■  Dealers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to do so and are responsible to their clients if they perform any transaction erroneously or improperly.

■  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third-party check.

■  Payment for redeemed shares is ordinarily forwarded within seven calendar days after the business day on which the Transfer Agent receives the redemption request in proper form. Payment will be forwarded within three business days for accounts registered in the name of a dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission ("SEC" or "Commission").

■  A Fund may redeem small accounts without a shareholder request if the account value has fallen below $500 and at least 30 days notice has been given to the shareholder. A shareholder will be given at least 60 days notice of such a redemption. No CDSC will be charged on such redemptions. The Company reserves the right to impose a fee on accounts with account values less than $500.

■  Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

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■  "Backup withholding" of Federal income tax may be applied at the rate of 28% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

Frequent Purchases and Redemptions of Fund Shares. The Company seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Funds may adversely affect a Fund's performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders.

Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone difference among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Company's Transfer Agent monitors trading activity on a daily basis. The Company has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into a Fund and then sell those shares within a specified period of time (a "round-trip transaction") that exceeds the parameters established by the Company's Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a

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Shareholder Account Rules and Policies

trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Strategic Partners and JennisonDryden money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Company reserves the right to reject or cancel, without prior notice, the additional purchases or exchanges into a Fund by a shareholder who has violated this policy. Moreover, the Company may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Funds. The Funds' Transfer Agent will monitor trading activity over $25,000 on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase.

If a Fund is offered to qualified plans on an omnibus basis or other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to a Fund only aggregate orders combining the transactions of many beneficial owners. The Company itself generally cannot monitor trading by particular beneficial owners. The Company communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistent with each Fund's policies as set forth in each Fund's Prospectus and Statement of Additional Information. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a Financial Adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent such trading, there is no guarantee that the Company or its Intermediaries will be able to identify these shareholders or curtail their trading practices. The Company does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

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Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of its portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.strategicpartners.com. The Company will provide a full list of each Fund's portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of each Fund's fiscal quarter. In addition, the Company may release each Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Company's website no earlier than 15 days after the end of each month, and will be available on the Fund's website for at least six months from the posting date. These postings can be located by clicking on the "Prospectus and Shareholder Reports" hyperlink, and then selecting the applicable Fund(s).

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Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Funds, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Funds.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services

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provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Management of the Funds

PROPOSED REORGANIZATIONS

The Board recently approved proposals whereby the Target Funds (defined below) will reorganize and transfer their respective assets to the Acquiring Funds (defined below). In those instances where the Company is not the Acquiring Fund, the board of directors/trustees of the Acquiring Fund also approved the reorganization proposal.

Target Fund	Acquiring Fund
Strategic Partners Growth with Income Fund	Strategic Partners Large Cap Core Fund
Strategic Partners Bond Fund	Strategic Partners Total Return Bond Fund, a portfolio of Strategic Partners Style Specific Funds
Strategic Partners Small Company Fund	Strategic Partners Small Capitalization Value Fund, a portfolio of Strategic Partners Style Specific Funds
Strategic Partners Small Cap Growth Opportunity Fund	Strategic Partners Managed Small-Cap Growth Fund
Strategic Partners Capital Income Fund	Strategic Partners Equity Income Fund
Strategic Partners Health Sciences Fund	Jennison Health Sciences Fund
Strategic Partners Managed OTC Fund	Jennison Technology Fund
Strategic Partners Technology Fund	Jennison Technology Fund

Under each reorganization proposal, shares of each class of the Target Fund would be exchanged at net asset value for identical share classes of equivalent value of the Acquiring Fund.

The transfer is subject to approval by the shareholders of the Target Fund at an upcoming meeting of the Target Fund.

Under the terms of each reorganization proposal, shareholders of the Target Fund would become shareholders of the Acquiring Fund. No sales charges would be imposed on the proposed transfer. The Target Fund anticipates obtaining an opinion of fund counsel that the transaction will not result in a gain or loss to shareholders of the Target Fund for federal income tax purposes.

NEW SUB-ADVISOR FOR STRATEGIC PARTNERS MONEY MARKET FUND

The Board also recently approved to submit to shareholders a proposal to replace the current Sub-advisor of Strategic Partners Money Market Fund (the Fund). Shareholders of the Fund voted to approve the proposal at a meeting that occurred in July 2005. It is expected that the new Sub-advisor will commence managing the Fund on August 5, 2005.

Wells Capital Management, Inc. (Wells). Wells served as the Fund's Sub-advisor since September 2001. As approved by shareholders, the existing subadvisory agreement with Wells will be terminated, and Prudential Investment Management, Inc. (PIM) will replace Wells as the Fund's Sub-advisor.

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THE INVESTMENT MANAGERS

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers of the Funds (each an "Investment Manager" and together the "Investment Managers") pursuant to an investment management agreement with the Company on behalf of each Fund (the "Management Agreement"). Until May 1, 2003 when PI became co-manager, ASISI served as the sole investment manager to the Company since it commenced operations and has served since 1992 as the investment manager to American Skandia Trust ("AST"), an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. PI also serves as co-manager to AST as well as investment manager to the investment companies that comprise the Prudential mutual funds. PI and its predecessors have served as manager or administrator to investment companies since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential Financial, Inc. ("Prudential"). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Under the Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the Company. Pursuant to the Management Agreement, the Investment Managers will jointly administer each Fund's business affairs and supervise each Fund's investments. Subject to approval by the Board, the Investment Managers may select and employ one or more sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board, the Investment Managers may reallocate a Fund's assets among sub-advisors including (to the extent legally permissible) affiliated sub-advisors, consistent with a Fund's investment objectives.

The Company has obtained an exemption from the SEC that permits an Investment Manager to change sub-advisors for a Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-advisor change would continue to be subject to approval by the Board. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company) is intended to facilitate the efficient supervision and management of the Sub-advisors by an Investment Manager and the Directors of the Company.

THE SUB-ADVISORS

The Investment Managers currently engage the following Sub-advisors to manage the investments of each Fund in accordance with the Fund's investment objective,

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Management of the Funds

policies and limitations and any investment guidelines established by the Investment Managers. Each Sub-advisor is responsible, subject to the supervision and control of the Investment Managers, for the purchase, retention and sale of securities in the Fund's investment portfolio under its management.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements is available in the Funds' annual reports (for any agreements approved during the six-month period ended October 31, 2005) and will be available in the Funds' semi-annual reports (for any agreements approved during the six-month period ended April 30, 2006).

Unless otherwise noted, each portfolio manager listed below has managed his or her respective Fund's investment portfolio since its inception.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Funds may be found in the SAI under "Investment Advisory & Administrative Services – Portfolio Managers".

A I M Capital Management, Inc. ("AIM") serves as Sub-advisor for the Strategic Partners Health Sciences Fund. AIM is located at 11 Greenway Plaza, Houston, TX 77046. As of December 31, 2004, AIM, together with its affiliates, managed approximately $138 billion in assets. AMVESCAP PLC, the parent company of AIM, is one of the largest independent investment management businesses in the world and managed over $382 billion of assets as of December 31, 2004. INVESCO Institutional, (N.A.), a subsidiary of AMVESCAP PLC, served as Sub-advisor for the Strategic Partners Health Sciences Fund prior to December 1, 2004. Effective as of December 1, 2004, pursuant to a corporate reorganization by AMVESCAP PLC, the portfolio management staff responsible for the Strategic Partners Health Sciences Fund became employed by AIM.

The portfolio managers responsible for the day-to-day management of the Strategic Partners Health Sciences Fund are Michael Yellen, Kirk L. Anderson, Bryan A. Unterhalter, Derek M. Taner and Sunaina A. Murthy.

Mr. Michael Yellen (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1994. As the lead manager Mr. Yellen generally has final authority over all aspects of the Fund's investments, construction techniques, risk assessment, and the degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

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Mr. Kirk Anderson, portfolio manager, has been associated with AIM and/or its affiliates since 1994 where he was employed in the fund services area. He then moved to portfolio administration in 1995, became an analyst in 1997, and a portfolio manager in 2003. Mr. Anderson earned a B.A. in political science from Texas A&M University, and a M.S. in finance from the University of Houston.

Mr. Bryan Unterhalter, portfolio manager, has been associated with AIM and/or its affiliates since 1997. In 1997, he was a domestic equity trader and later became an analyst on AIM's International (Europe/Canada) investment management team in 1998. He was promoted to portfolio manager in 2003. Mr. Unterhalter began his investment career in 1995 as an equity trader with First Interstate Bank. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A. from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.

Derek M. Taner, portfolio manager, has been responsible for the Fund since April 2005 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

Sunaina A. Murthy, Senior Analyst, has been responsible for the Fund since April 2005 and has been associated with the advisor and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.

Alliance Capital Management, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the Strategic Partners Equity Income Fund. Alliance is a leading global investment adviser supervising client accounts with assets as of January 31, 2005 totaling more than $533 billion.

Frank Caruso has been primarily responsible for the day-to-day management of the Strategic Partners Equity Income Fund since Alliance became the Fund's Sub-advisor in May 2000. Mr. Caruso is an Executive Vice President of Alliance and has been associated with Alliance since 1994.

The Board recently approved the appointment of T. Rowe Price Associates, Inc. ("T. Rowe Price") to join Alliance Capital Management L.P. as an additional Sub-Advisor for the Strategic Partners Equity Income Fund. The transition is expected to coincide with the merger of Strategic Partners Capital Income Fund ("SPCIF") with Strategic Partners Equity Income Fund, if approved by SPCIF's shareholders.

American Century Investment Management, Inc. ("American Century") serves as Sub-advisor for the Strategic Partners Balanced Fund. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2004, American Century and its affiliates managed assets totaling approximately $98 billion.

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Management of the Funds

The Fund Management Team

American Century uses a team of portfolio managers and analysts to manage the Fund. The following portfolio manager is primarily responsible for the day-to-day management of the Fund; he has overall responsibility for coordinating the Fund's activities, including determining appropriate asset allocations, reviewing overall Fund composition for compliance with stated investment objectives and strategies, and monitoring cash flows.

Jeffrey R. Tyler

Mr. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century as a portfolio manager in January 1988. He has a bachelor's degree in business economics from the University of California–Santa Barbara and an MBA in finance and economics from Northwestern University. He is a CFA charterholder.

The statement of additional information provides additional information about the other accounts managed by this portfolio manager, the structure of his compensation and his ownership of fund securities.

Responsibility for research, stock selection and portfolio construction for specified portions of the funds has been allocated among other portfolio managers representing various investment disciplines and strategies. These portfolio managers are identified below.

Equity Portion

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

Thomas P. Vaiana

Mr. Vaiana, Portfolio Manager, joined American Century in February 1997. He became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

Fixed Income Portion

Jeffrey L. Houston

Mr. Houston, Vice President and Senior Portfolio Manager, joined American Century in November 1990. He became a portfolio manager in 1999. He has a bachelor of arts from the University of Delaware and an MPA from Syracuse University. He is a CFA charterholder.

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John F. Walsh

Mr. Walsh, Vice President and Portfolio Manager, joined American Century in February 1996. He became a portfolio manager in September 1997. He has a bachelor's degree in marketing from Loyola Marymount University and an MBA in finance from Creighton University.

G. David MacEwen

Mr. MacEwen, Chief Investment Officer – Fixed Income and Senior Vice President, supervises the American Century Taxable Bond team. He joined American Century in May 1991. He has a bachelor's degree in economics from Boston University and an MBA in finance from the University of Delaware.

Robert V. Gahagan

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century in 1983. He became a portfolio manager in August 1991. He has a bachelor's degree in economics and an MBA from the University of Missouri – Kansas City.

Alejandro H. Aguilar

Mr. Aguilar, Vice President and Senior Portfolio Manager, joined American Century in October 2003. Prior to joining American Century, he was an Investment Officer with CalPERS from July 2002 to September 2003 and Director of Portfolio Management at TIAA-CREF from May 1997 to April 2002. He has a bachelor's degree in economics from the University of Michigan. He is a CFA charterholder.

Brian Howell

Mr. Howell, Vice President and Portfolio Manager, joined American Century in 1988. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California – Berkeley.

Deutsche Asset Management, Inc. ("DAMI"), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor for the Strategic Partners Managed Small-Cap Growth Fund and the Strategic Partners Small Cap Growth Opportunity Fund. DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953.

Janet Campagna and Robert Wang are the co-portfolio managers for the Strategic Partners Managed Small-Cap Growth Fund. They have been managing the Fund since May 2003. Ms. Campagna, a Managing Director, joined DAMI in 1999 and is head of global and tactical asset allocation. Prior to joining DAMI, she served as investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999. Mr. Wang, a Managing Director, joined DAMI in 1995 as portfolio manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

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Management of the Funds

Ms. Campagna and Mr. Wang also serve as co-portfolio managers for the Strategic Partners Small Cap Growth Opportunity Fund, and have served as such since DAMI was appointed as Sub-advisor to the Fund effective January 2005. Prior to January 2005, the Fund was managed by State Street Research and Management Company.

The Board recently approved appointment of Westcap Investors LLC ("Westcap") and RS Investment Management, L.P. ("RS Investment") to join Deutsche Asset Management Inc. as additional Sub-Advisors for the Strategic Partners Managed Small Cap Growth Fund. The transition is expected to coincide with the merger of Strategic Partners Small Capitalization Growth Fund ("SPSCGF"), a series of Strategic Partners Style Specific Funds, with Strategic Partners Managed Small Cap Growth Fund if approved by SPSCGF's shareholders. In connection with approval of Westcap as a new Sub-Advisor for the Fund, the Board was advised that an acquisition of Westcap by Transamerica Investment Management LLC is pending.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, serves as Sub-advisor for the Strategic Partners Technology Fund. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world's leading providers for corporations and institutions and affluent individuals. Prior to July 21, 2004, the Fund was managed by INVESCO Institutional, N.A.

Mark Herskovitz is the portfolio manager of the Fund. Mr. Herskovitz also serves as the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997 and also serves as the primary portfolio manager of the Dreyfus Technology Growth Separate Account Portfolio. Additionally, he joined the Lighthouse Ashland Investments Growth equity management team as a portfolio manager in July 2003. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Corp., where he was responsible for coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history.

GAMCO Investors, Inc. ("GAMCO"), with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as Sub-advisor to the Strategic Partners Small Company Fund. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc.

Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Strategic Partners Small Company Fund. Mr. Gabelli has managed the Strategic Partners Small Company Fund since GAMCO became the Fund's Sub-advisor.

142 Visit our website at www.strategicpartners.com

Mr. Gabelli has been Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

Goldman Sachs Asset Management, L.P. ("GSAM"), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs") served as Sub-advisor for the Strategic Partners Mid-Cap Growth Fund, and the Strategic Partners Concentrated Growth Fund. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Funds. Effective April 30, 2004, GSAM also became the Sub-advisor to the Strategic Partners High Yield Bond Fund. Prior to April 30, 2004, the Strategic Partners High Yield Bond Fund was managed by Federated Investment Management Company.

GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.

There are 24 investment professionals on the GSAM Growth Team responsible for the day-to-day management of the Strategic Partners Concentrated Growth Fund and the Strategic Partners Mid-Cap Growth Fund since Goldman Sachs became each Fund's Sub-advisor in November 2002. The team is led by Herbert Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents, Andrew F. Pyne and Scott Kolar, CFA. Mr. Ehlers began his investment career in the 1960s and is a Managing Director/Partner of Goldman, Sachs & Co. He served as CEO of Liberty Investment Management ("Liberty") prior to Goldman Sachs' acquisition of Liberty in 1997. Mr. Ehlers joined Liberty's predecessor firm, Eagle Asset Management, in 1980. Mr. Ehlers, Mr. Shell, Mr. Barry and Mr. Ekizian are Chief Investment Officers and senior portfolio managers for the Growth Team. Mr. Shell served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987. Mr. Ekizian served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1990. Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio manager at Alliance Capital Management where he served for eleven years. Mr. Berents is a senior portfolio manager. Prior to joining Goldman Sachs in 2000, he served for seven years as Managing Director and Director of Research for First Union Securities, Inc. Mr. Pyne is a senior portfolio manager and joined the firm in 1997. Mr. Kolar is a portfolio manager and has been with the firm since 1994.

The portfolio managers responsible for the day-to-day management of the Strategic Partners High Yield Bond Fund are Andrew Jessop, Diana Gordon and Rob Cignarella. Mr. Jessop, Managing Director and Head of the High Yield Team, joined GSAM in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London. Ms. Gordon, Vice President, joined GSAM in 1999 covering the high

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Management of the Funds

yield technology and communications sectors in addition to trading. Before joining GSAM, she was a high yield portfolio manager at Saudi International Bank. Mr. Cignarella, Vice President, joined GSAM in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers. Mr. Jessop, Ms. Gordon and Mr. Cignarella have managed the Fund since GSAM became the Fund's sub-advisor in May 2004.

Marsico Capital Management, LLC ("Marsico"), 1200 Seventeenth Street, Suite 1600, Denver, CO 80202, serves as Sub-advisor for the Strategic Partners Capital Growth Fund. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the Strategic Partners Capital Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

Massachusetts Financial Services Company ("MFS") serves as Sub-advisor for the Strategic Partners Growth with Income Fund. MFS, which is located at 500 Boylston Street, Boston, Massachusetts 02116, and its predecessor organizations have a history of money management dating from 1924.

The Fund is managed by a team of portfolio managers composed of T. Kevin Beatty and Nicole M. Zatlyn. Mr. Beatty, a Vice President of MFS, has been a portfolio manager of the Fund since 2004 and has been employed by MFS in the investment management area since 2002. Prior to joining MFS, Mr. Beatty was an Equity Analyst and Sector Head at State Street Research Management Co., where he was employed form 1999 to 2002. Ms. Zatlyn, a Vice President of MFS, has been employed in the investment management area of MFS since 2001. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the Strategic Partners Relative Value Fund. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC ("Neuberger Berman"), an

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affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Funds for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Funds without added cost to the Funds or ASISI. Neuberger Berman and its affiliates manage securities accounts, including mutual funds, that had approximately $82.9 billion of assets as of December 31, 2004. NB Management and Neuberger Berman are both subsidiaries of Lehman Brothers Holdings Inc.

The portfolio manager responsible for the day-to-day management of the Relative Value Fund is S. Basu Mullick. S. Basu Mullick is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Mullick has managed the Relative Value Fund since June, 2005 and has been a fund manager at NB Management since 1998.

Pacific Investment Management Company LLC ("PIMCO") serves as Sub-advisor for the Strategic Partners Bond Fund. PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, is an investment counseling firm founded in 1971. As of December 31, 2004, PIMCO had approximately $445.7 billion of assets under management.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

ProFund Advisors LLC ("ProFund"), 7501 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814, serves as Sub-advisor for the Strategic Partners Managed OTC Fund. As of December 31, 2004, ProFund managed approximately $7.5 billion in net assets.

The Strategic Partners Managed OTC Fund is managed by an Investment Committee.

George O. Foster, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster oversees the day-to-day portfolio management activities of ProFund Advisors investment teams. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

Elisa Petit is Group Leader – Broad Index since 2002, ProFunds Portfolio Manager since 2000 and Portfolio Manger of Strategic Partners Managed OTC Fund since 2002. Prior to joining ProFund Advisors, Ms. Petit managed equity funds for Banque Populaire Group in Paris, France. Ms. Petit earned a B.A. in International Economics from the American University in Paris. She is an Operations Certificate holder of the International Securities Market Association (ISMA), a Charterholder of The Luxembourg Institute for Training in Banking (IFBL) and is a member of the Washington Association of Money Managers.

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Management of the Funds

Prudential Investment Management, Inc. ("PIM"), serves as Sub-advisor for the Strategic Partners Money Market Fund. PIM has served as an adviser to investment companies since 1894. Its address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Portfolio Managers Joseph Tully, Manolita Brasil, Robert Browne, and Douglas Spratley of PIM Fixed Income are responsible for the day-to-day management of the Fund. They began managing the Fund in August, 2005.

Joseph M. Tully is Managing Director and Head of PIM's Money Markets Team, overseeing Prudential Fixed Income's taxable and tax-exempt money markets portfolios. Mr. Tully has 20 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential Financial in 1987, Mr. Tully worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, he was an assistant national bank examiner for the Office of the Comptroller of the Currency.

Manolita Brasil is Vice President and money markets portfolio manager for PIM Fixed Income. She is responsible for managing taxable money markets funds, including the Prudential Institutional Liquidity Portfolio. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. Ms. Brasil has been managing money markets portfolios for Prudential Fixed Income since 1988. She previously managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979.

Robert T. Browne is Vice President and money markets portfolio manager for PIM Fixed Income. He is responsible for managing taxable money markets portfolios, including the Prudential Institutional Liquidity Portfolio. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989.

Douglas Spratley, CFA is a Senior Associate and money markets portfolio manager for PIM Fixed Income. He is responsible for managing short-term portfolios and for trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential Financial in 1992.

Sanford C. Bernstein & Co., LLC ("Bernstein"), 767 Fifth Avenue, New York, New York 10153, serves as Sub-advisor for the Strategic Partners Core Value Fund and the Strategic Partners Large Cap Core Fund (formerly known as the Strategic Partners

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Managed Index 500 Fund). Bernstein is an indirect wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance") and management of the Funds are conducted by Bernstein with the investment management assistance of the Bernstein Investment Research and Management unit (the "Bernstein Unit") of Alliance. The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

Day-to-day investment management decisions for the Strategic Partners Core Value Fund are made by the U.S. Value Equity Investment Policy Group, headed by Marilyn Goldstein Fedak. Ms. Fedak has managed the Funds since they commenced operations and has been an Executive Vice President and Chief Investment Officer- U.S. Value Equities of Alliance since October 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Value Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

Day-to-day investment management decisions for the Strategic Partners Large Cap Core Fund will be made by Bernstein's Investment Policy Group for Structured Equities, which is chaired by Drew W. Demakis. Mr. Demakis has been managing the Fund since May 2003. He joined Bernstein in 1998 as Senior Portfolio Manager- International Global Balanced and International Value Equity Investment Groups. The Investment Policy Group for Structured Equities has managed the Fund since Bernstein became the Fund's Sub-advisor in May, 2000.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as Sub-advisor for the Strategic Partners Capital Income Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 2004, T. Rowe Price and its affiliates managed approximately $235 billion for approximately eight million individual and institutional accounts.

The Fund is managed by Stephen W. Boesel, John D. Linehan and Brian C. Rogers, who share day-to-day responsibility for managing the Fund and in developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining T. Rowe Price in 1973. Mr. Linehan joined T. Rowe Price in 1998 as an analyst and has been managing investments since 1999. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

William Blair & Company, L.L.C. ("William Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the Strategic Partners International Growth Fund. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital.

The portfolio manager responsible for the day-today management of the Strategic Partners International Growth Fund is W. George Greig. Mr. Greig is a principal of

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Management of the Funds

William Blair and joined the firm in 1996 as an international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

FEES AND EXPENSES

Investment Management Fees. Pursuant to the Management Agreement, ASISI receives a monthly fee from each Fund for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund. PI does not receive a fee for its services under the Management Agreement. The investment management fee for each Fund will differ, reflecting, among other things, the investment objective, policies and limitations of each Fund. Each investment management fee is accrued daily for the purposes of determining the sale and redemption price of the Fund's shares. The fees paid to ASISI for the fiscal year ended October 31, 2004 (or, for those Funds that have not been in operation for a full fiscal year, the fee rates payable to ASISI), stated as a percentage of the Fund's average daily net assets, are as follows:

Fund	Annual Rate
Strategic Partners International Growth Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over
Strategic Partners Small-Cap Growth Opportunity Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Managed Small-Cap Growth Fund	0.95%
Strategic Partners Small Company Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over
Strategic Partners Mid-Cap Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over
Strategic Partners Relative Value Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Technology Fund	1.00%
Strategic Partners Health Sciences Fund	1.00%
Strategic Partners Managed OTC Fund	0.85%
Strategic Partners Capital Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over
Strategic Partners Concentrated Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over

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Fund	Annual Rate
Strategic Partners Core Value Fund	0.85%
Strategic Partners Large Cap Core Fund	0.80% to $500 million; 0.75% next $500 million; 0.70% $1 billion and over
Strategic Partners Equity Income Fund	1.00% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over
Strategic Partners Growth with Income Fund	1.00%
Strategic Partners Capital Income Fund	0.75% to $500 million; 0.70% next $500 million; 0.65% $1 billion and over
Strategic Partners Balanced Fund	0.90% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over
Strategic Partners High Yield Bond Fund	0.70% to $500 million; 0.65% next $500 million; 0.60% $1 billion and over
Strategic Partners Bond Fund	0.65% to $500 million; 0.60% next $500 million; 0.55% $1 billion and over
Strategic Partners Money Market Fund	0.50%

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Company's SAI under "Investment Advisory & Administration Services."

Other Expenses. In addition to Investment Management fees, each Fund pays other expenses, including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholder meetings. Expenses not directly attributable to any specific Fund(s) are allocated on the basis of the relative net assets of the Funds. For additional information regarding Fund expenses, as well as voluntary agreements by the Investment Manager to limit such expenses, see this Prospectus under "Expense Information" and the Company's SAI under "Fund Expenses."

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Dividends, Capital Gains and Taxes

DIVIDENDS

Each Fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund	Declared	Paid
Strategic Partners International Growth Fund	annually	annually
Strategic Partners Small-Cap Growth Opportunity Fund	annually	annually
Strategic Partners Managed Small-Cap Growth Fund	annually	annually
Strategic Partners Small Company Fund	annually	annually
Strategic Partners Mid-Cap Growth Fund	annually	annually
Strategic Partners Relative Value Fund	annually	annually
Strategic Partners Technology Fund	annually	annually
Strategic Partners Health Sciences Fund	annually	annually
Strategic Partners Managed OTC Fund	annually	annually
Strategic Partners Capital Growth Fund	annually	annually
Strategic Partners Concentrated Growth Fund	annually	annually
Strategic Partners Core Value Fund	annually	annually
Strategic Partners Large Cap Core Fund	annually	annually
Strategic Partners Equity Income Fund	annually	annually
Strategic Partners Growth with Income Fund	annually	annually
Strategic Partners Capital Income Fund	semi-annually	semi-annually
Strategic Partners Balanced Fund	semi-annually	semi-annually
Strategic Partners High Yield Bond Fund	daily	monthly
Strategic Partners Bond Fund	daily	monthly
Strategic Partners Money Market Fund	daily	monthly

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund may be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

DISTRIBUTION OPTIONS

When you open your account, specify on your application how you want to receive your distributions. Unless you specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund. You have the following five distribution options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the applicable Fund.

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Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions.

Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions.

TAXES

Each of the Funds intends to make distributions that may be taxed as ordinary income or capital gains. The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

If you establish an IRA or other tax-deferred retirement account, dividends and capital gains distributions from the Funds generally will not be subject to current taxation. If you establish an account outside a tax-deferred retirement account, the following tax consequences generally will apply. For regular investment accounts established by individuals, dividends paid by a Fund from net investment income and net short-term capital gains, whether you choose to receive them in cash or reinvest them in additional shares, will be taxable as ordinary income. If you receive your distributions in cash, the value of your Fund account effectively will be reduced by the amount of the distribution.

Capital gains distributions are made by a Fund when it realizes net gains on sales of portfolio securities. A Fund's capital gains may vary substantially from year to year and, therefore, its capital gains distributions also may vary substantially. A Fund will not make capital gains distributions in years in which the Fund has a net capital loss. Distributions paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares. Under recently enacted legislation, certain distributions out of a Fund's ordinary income received by non-corporate shareholders may be eligible for the maximum 15% tax rate with respect to long-term capital gains.

Because of their varying investment strategies, distributions from some of the Funds are likely to consist primarily of capital gains distributions, while distributions from others are likely to consist primarily of ordinary income. Distributions from the Strategic Partners High Yield Bond Fund, the Strategic Partners Bond Fund, and the Strategic Partners Money Market Fund are likely to consist primarily of ordinary income. However, it is expected that distributions from a number of the Funds, particularly those with capital growth as their investment objective, will consist primarily of capital gains.

Strategic Partners Mutual Funds, Inc. 151

Dividends, Capital Gains and Taxes

Certain distributions by a Fund may be classified under federal tax laws as constituting returns of your capital. These distributions are not taxable to you when received. Federal income tax laws provide, however, that a distribution of this type will reduce the acquisition price of your shares in the Fund used to determine your tax liability when you redeem or exchange the shares. Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

If you purchase shares of a Fund shortly before the date used to determine eligibility for a dividend or capital gains distribution, you will receive a portion of your investment back as a taxable distribution. This is sometimes referred to as "buying a dividend."

In order to satisfy distribution requirements of the Code, the Funds may declare year-end ordinary income and capital gain dividends. If received by shareholders by January 31, these special distributions are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

The investment income of certain Funds may be subject to foreign income taxes. The Company may elect to pass these taxes through to the shareholders of the Funds. If you are a shareholder, you will be required to report a share of these taxes as income in determining your federal income tax liability. You will be able to deduct these taxes or, under certain circumstances, you may be able to claim them as a credit against your federal income tax liability.

The Company will provide you with an annual statement as to the federal income tax status of all distributions for the preceding year, including any amount of foreign taxes passed through to you.

Taxes on Redemptions and Exchanges. A redemption of shares in a Fund or an exchange of a Fund's shares for shares in another Fund will be treated as a sale under the Code, which may result in a capital gain or loss and current tax liability. However, you will not have a federal tax gain or loss when Class B, Class M or Class X shares of a Fund automatically convert to Class A shares. The Class A shares you receive after conversion will be considered to have the same acquisition price as the converted Class B, Class M or Class X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

Ordinary income, capital gain dividends and capital gains or losses from redemptions and exchanges may be subject to state and local taxes in addition to Federal income taxes.

The above tax discussion is for general information only. A more detailed discussion of federal income tax considerations for the Funds is included in the Company's SAI

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under "Additional Tax Considerations." You should consult with your own tax adviser concerning possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred account, you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

Regulated Investment Company Status. As each Fund intends to qualify as a "regulated investment company" under the Code, each Fund generally is entitled to deduct all dividends paid to shareholders in determining its taxable income. However, the deductibility of dividends paid by regulated investment companies that issue more than one class of shares, such as the Company, is subject to certain requirements under the Code. In this regard, the Company may deduct dividends only when shares in each class receive proportionate distributions and where no class is preferred over any other class in a manner not permitted by the formal dividend rights of the preferred class.

The Company has received separate opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together, conclude that the Funds' particular multiple class structure will not prevent the deductibility of dividends paid by the Funds. However, the Company has not obtained a ruling on the matter from the IRS. The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds' structure, including the Bonus Share feature applicable to Class X shares, and the IRS could disagree with the conclusions expressed in the opinions. Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.
If dividends on any class of a Fund's shares are treated as preferential to another class, dividends in that year on all classes of that Fund's shares would become non-deductible by the Fund. The effect of such a development is that income and gains realized by a Fund could be subject to double taxation - that is, both the Fund and shareholders could be subject to taxation. In addition to the tax liability, the Fund could be liable for interest and penalties. All these liabilities could substantially reduce the value of your investment in the Fund. There could also be personal income tax consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

Strategic Partners Mutual Funds, Inc. 153

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Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or, if a Fund has not been in operation for 5 years, since the Fund commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2004 has been audited by KPMG LLP, the Company's independent registered public accounting firm. Information for prior years was audited by other independent registered public accounting firms. The report of the independent registered public accounting firm, along with the Funds' financial statements, are included in the Company's annual report, which is available upon request. Neither Class A shares of the Money Market Fund, nor Class Z shares of Relative Value Fund, were offered during the periods shown below. Therefore, information on these two share classes is not included in the following tables or in the Company's other financial statements.

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Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners International Growth Fund
Class A	10/31/04[10,12]	$12.13	$(0.03)	$(0.21)	$(0.24)	$(0.02)	$-	$-
Class B	10/31/04[10,12]	11.82	(0.08)	(0.21)	(0.29)	-	-	-
Class C	10/31/04[12]	10.50	(0.13)	1.18	1.05	-	-	-
	10/31/03[12]	8.08	(0.08)	2.50	2.42	-	-	-
	10/31/02[12]	9.79	(0.05)	(1.66)	(1.71)	-	-	-
	10/31/01[12]	17.06	(0.18)	(6.62)	(6.80)	(0.47)	-	-
	10/31/00[12]	13.96	(0.17)	3.27	3.10	-	-	-
Class L11	10/31/04[12]	10.72	(0.08)	1.22	1.14	(0.02)	-	-
	10/31/03[12]	8.21	(0.04)	2.55	2.51	-	-	-
	10/31/02[12]	9.90	- †	(1.69)	(1.69)	-	-	-
	10/31/01[12]	17.27	(0.13)	(6.67)	(6.80)	(0.57)	-	-
	10/31/00[12]	14.06	(0.08)	3.29	3.21	-	-	-
Class M11	10/31/04[12]	10.48	(0.13)	1.17	1.04	-	-	-
	10/31/03[12]	8.06	(0.08)	2.50	2.42	-	-	-
	10/31/02[12]	9.77	(0.05)	(1.66)	(1.71)	-	-	-
	10/31/01[12]	17.03	(0.17)	(6.62)	(6.79)	(0.47)	-	-
	10/31/00[12]	13.94	(0.17)	3.26	3.09	-	-	-
Class X	10/31/04[12]	10.48	(0.13)	1.18	1.05	-	-	-
	10/31/03[12]	8.06	(0.08)	2.50	2.42	-	-	-
	10/31/02[12]	9.77	(0.05)	(1.66)	(1.71)	-	-	-
	10/31/01[12]	17.03	(0.15)	(6.64)	(6.79)	(0.47)	-	-
	10/31/00[12]	13.93	(0.18)	3.28	3.10	-	-	-

See Notes to Financial Statements.

156 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners International Growth Fund
Class A	$(0.02)	$11.87	(2.09)%	$10,704	87%	1.85%	2.12%	(0.55)%
Class B	-	11.53	(2.54)%	1,018	87%	2.60%	2.87%	(1.34)%
Class C	-	11.55	9.91%	55,388	87%	2.60%	2.87%	(1.16)%
	-	10.50	29.95%	34,265	126%	2.60%	2.86%	(0.94)%
	-	8.08	(17.47)%	32,443	56%	2.60%	2.88%	(0.48)%
	(0.47)	9.79	(40.76)%	56,063	69%	2.56%	2.66%	(1.13)%
	-	17.06	22.29%	132,594	72%	2.43%	2.53%	(0.86)%
Class L11	(0.02)	11.84	10.00%	58,880	87%	2.10%	2.37%	(0.66)%
	-	10.72	30.57%	31,759	126%	2.10%	2.36%	(0.41)%
	-	8.21	(17.07)%	31,546	56%	2.10%	2.37%	0.03%
	(0.57)	9.90	(40.46)%	57,798	69%	2.06%	2.16%	(0.64)%
	-	17.27	22.92%	146,865	72%	1.93%	2.03%	(0.39)%
Class M11	-	11.52	9.92%	118,719	87%	2.60%	2.87%	(1.16)%
	-	10.48	30.02%	68,304	126%	2.60%	2.86%	(0.95)%
	-	8.06	(17.50)%	65,261	56%	2.60%	2.88%	(0.47)%
	(0.47)	9.77	(40.78)%	106,979	69%	2.56%	2.66%	(1.13)%
	-	17.03	22.25%	234,154	72%	2.43%	2.53%	(0.87)%
Class X	-	11.53	10.02%	34,454	87%	2.60%	2.87%	(1.16)%
	-	10.48	30.02%	20,520	126%	2.60%	2.86%	(0.95)%
	-	8.06	(17.50)%	17,976	56%	2.60%	2.88%	(0.48)%
	(0.47)	9.77	(40.79)%	27,923	69%	2.56%	2.66%	(1.13)%
	-	17.03	22.34%	54,487	72%	2.42%	2.53%	(0.90)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 157

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Small Cap Growth Opportunity Fund
Class A	10/31/04[10]	$12.50	$(0.05)	$(2.34)	$(2.39)	$-	$-	$-
Class B	10/31/04[10]	12.09	(0.06)	(2.31)	(2.37)	-	-	-
Class C	10/31/04	11.33	(0.27)	(1.35)	(1.62)	-	-	-
	10/31/03[12]	8.14	(0.16)	3.35	3.19	-	-	-
	10/31/02[12]	10.82	(0.21)	(2.47)	(2.68)	-	-	-
	10/31/01[12]	17.03	(0.21)	(6.00)	(6.21)	-	-	-
	10/31/00[12]	16.90	(0.29)	0.53	0.24	-	-	(0.11)
Class L11	10/31/04	11.67	(0.21)	(1.40)	(1.61)	-	-	-
	10/31/03[12]	8.34	(0.12)	3.45	3.33	-	-	-
	10/31/02[12]	11.04	(0.16)	(2.54)	(2.70)	-	-	-
	10/31/01[12]	17.30	(0.15)	(6.11)	(6.26)	-	-	-
	10/31/00[12]	17.08	(0.18)	0.51	0.33	-	-	(0.11)
Class M11	10/31/04	11.32	(0.25)	(1.36)	(1.61)	-	-	-
	10/31/03[12]	8.13	(0.16)	3.35	3.19	-	-	-
	10/31/02[12]	10.81	(0.21)	(2.47)	(2.68)	-	-	-
	10/31/01[12]	17.02	(0.21)	(6.00)	(6.21)	-	-	-
	10/31/00[12]	16.87	(0.29)	0.55	0.26	-	-	(0.11)
Class X	10/31/04	11.32	(0.25)	(1.37)	(1.62)	-	-	-
	10/31/03[12]	8.13	(0.16)	3.35	3.19	-	-	-
	10/31/02[12]	10.81	(0.21)	(2.47)	(2.68)	-	-	-
	10/31/01[12]	17.03	(0.22)	(6.00)	(6.22)	-	-	-
	10/31/00[12]	16.90	(0.29)	0.53	0.24	-	-	(0.11)

See Notes to Financial Statements.

158 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Small Cap Growth Opportunity Fund
Class A	$-	$10.11	(19.12)%	$3,450	230%	1.55%	2.03%	(1.34)%
Class B	-	9.72	(19.60)%	394	230%	2.30%	2.78%	(2.10)%
Class C	-	9.71	(14.30)%	14,426	230%	2.30%	2.78%	(1.98)%
	-	11.33	39.19%	24,850	106%	2.30%	2.77%	(1.78)%
	-	8.14	(24.77)%	19,674	120%	2.30%	2.72%	(1.98)%
	-	10.82	(36.50)%	31,186	103%	2.30%	2.54%	(1.71)%
	(0.11)	17.03	1.23%	72,934	90%	2.23%	2.34%	(1.31)%
Class L11	-	10.06	(13.80)%	17,632	230%	1.80%	2.28%	(1.48)%
	-	11.67	39.93%	29,516	106%	1.80%	2.27%	(1.28)%
	-	8.34	(24.46)%	22,388	120%	1.80%	2.21%	(1.49)%
	-	11.04	(36.18)%	43,941	103%	1.80%	2.04%	(1.21)%
	(0.11)	17.30	1.69%	85,342	90%	1.73%	1.84%	(0.81)%
Class M11	-	9.71	(14.22)%	38,531	230%	2.30%	2.78%	(1.98)%
	-	11.32	39.24%	58,731	106%	2.30%	2.77%	(1.78)%
	-	8.13	(24.79)%	48,295	120%	2.30%	2.72%	(1.98)%
	-	10.81	(36.52)%	80,943	103%	2.30%	2.54%	(1.71)%
	(0.11)	17.02	1.29%	169,925	90%	2.23%	2.34%	(1.31)%
Class X	-	9.70	(14.31)%	9,804	230%	2.30%	2.78%	(1.98)%
	-	11.32	39.24%	14,301	106%	2.30%	2.77%	(1.78)%
	-	8.13	(24.79)%	11,238	120%	2.30%	2.73%	(1.98)%
	-	10.81	(36.52)%	17,624	103%	2.30%	2.54%	(1.71)%
	(0.11)	17.03	1.17%	33,072	90%	2.23%	2.34%	(1.31)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 159

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Managed Small Cap Growth Fund
Class A	10/31/04[10]	$5.61	$(0.02)	$(0.47)	$(0.49)	$-	$-	$-
Class B	10/31/04[10]	5.49	(0.03)	(0.53)	(0.56)	-	-	-
Class C	10/31/04	4.97	(0.13)	0.13	-	-	-	-
	10/31/03[12]	3.46	(0.06)	1.57	1.51	-	-	-
	10/31/02[12]	4.55	(0.08)	(1.01)	(1.09)	-	-	-
	10/31/01[12]	8.04	(0.10)	(3.39)	(3.49)	-	-	-
	10/31/00[5,12]	10.00	(0.10)	(1.86)	(1.96)	-	-	-
Class L11	10/31/04	5.06	(0.10)	0.13	0.03	-	-	-
	10/31/03[12]	3.51	(0.04)	1.59	1.55	-	-	-
	10/31/02[12]	4.59	(0.06)	(1.02)	(1.08)	-	-	-
	10/31/01[12]	8.08	(0.07)	(3.42)	(3.49)	-	-	-
	10/31/00[5,12]	10.00	(0.06)	(1.86)	(1.92)	-	-	-
Class M11	10/31/04	4.96	(0.12)	0.13	0.01	-	-	-
	10/31/03[12]	3.46	(0.06)	1.56	1.50	-	-	-
	10/31/02[12]	4.54	(0.08)	(1.00)	(1.08)	-	-	-
	10/31/01[12]	8.04	(0.10)	(3.40)	(3.50)	-	-	-
	10/31/00[5,12]	10.00	(0.10)	(1.86)	(1.96)	-	-	-
Class X	10/31/04	4.97	(0.12)	0.13	0.01	-	-	-
	10/31/03[12]	3.47	(0.06)	1.56	1.50	-	-	-
	10/31/02[12]	4.55	(0.08)	(1.00)	(1.08)	-	-	-
	10/31/01[12]	8.05	(0.10)	(3.40)	(3.50)	-	-	-
	10/31/00[5,12]	10.00	(0.10)	(1.85)	(1.95)	-	-	-

See Notes to Financial Statements.

160 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Managed Small Cap Growth Fund
Class A	$-	$5.12	(8.73)%	$2,063	242%	1.65%	2.36%	(1.23)%
Class B	-	4.93	(10.20)%	280	242%	2.40%	3.11%	(2.01)%
Class C	-	4.97	0.00%	8,516	242%	2.40%	3.11%	(2.04)%
	-	4.97	43.64%	11,580	203%	2.40%	3.11%	(1.55)%
	-	3.46	(23.96)%	8,054	309%	2.36%	3.15%	(1.78)%
	-	4.55	(43.41)%	10,968	110%	2.30%	3.13%	(1.76)%
	-	8.04	(19.60)%	14,676	61%	2.30%	2.94%	(1.24)%
Class L11	-	5.09	0.59%	10,549	242%	1.90%	2.61%	(1.53)%
	-	5.06	44.16%	15,297	203%	1.90%	2.60%	(1.05)%
	-	3.51	(23.53)%	10,499	309%	1.86%	2.64%	(1.29)%
	-	4.59	(43.19)%	17,736	110%	1.80%	2.65%	(1.24)%
	-	8.08	(19.20)%	17,172	61%	1.80%	2.43%	(0.72)%
Class M11	-	4.97	0.20%	19,448	242%	2.40%	3.11%	(2.03)%
	-	4.96	43.35%	22,010	203%	2.40%	3.11%	(1.56)%
	-	3.46	(23.79)%	16,513	309%	2.36%	3.15%	(1.78)%
	-	4.54	(43.53)%	22,969	110%	2.30%	3.13%	(1.75)%
	-	8.04	(19.60)%	27,872	61%	2.30%	2.94%	(1.25)%
Class X	-	4.98	0.20%	3,736	242%	2.40%	3.11%	(2.03)%
	-	4.97	43.23%	4,087	203%	2.40%	3.11%	(1.55)%
	-	3.47	(23.74)%	2,995	309%	2.36%	3.15%	(1.78)%
	-	4.55	(43.48)%	3,875	110%	2.30%	3.13%	(1.76)%
	-	8.05	(19.50)%	4,499	61%	2.30%	2.93%	(1.23)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 161

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Small Company Fund
Class A	10/31/04[10,12]	$14.82	$(0.05)	$0.24	$0.19	$-	$-	$-
Class B	10/31/04[10,12]	14.39	(0.10)	0.21	0.11	-	-	-
Class C	10/31/04[12]	12.66	(0.18)	1.99	1.81	-	-	-
	10/31/03[12]	9.43	(0.13)	3.36	3.23	-	-	-
	10/31/02[12]	10.10	(0.13)	(0.33)	(0.46)	-	-	(0.21)
	10/31/01[12]	10.45	(0.08)	0.11	0.03	-	-	(0.38)
	10/31/00[12]	8.84	(0.02)	1.87	1.85	-	-	(0.24)
Class L11	10/31/04[12]	13.02	(0.11)	2.05	1.94	-	-	-
	10/31/03[12]	9.66	(0.08)	3.44	3.36	-	-	-
	10/31/02[12]	10.29	(0.08)	(0.34)	(0.42)	-	-	(0.21)
	10/31/01[12]	10.58	(0.03)	0.12	0.09	-	-	(0.38)
	10/31/00[12]	8.90	0.03	1.89	1.92	-	-	(0.24)
Class M11	10/31/04[12]	12.67	(0.18)	2.00	1.82	-	-	-
	10/31/03[12]	9.44	(0.13)	3.36	3.23	-	-	-
	10/31/02[12]	10.11	(0.13)	(0.33)	(0.46)	-	-	(0.21)
	10/31/01[12]	10.46	(0.08)	0.11	0.03	-	-	(0.38)
	10/31/00[12]	8.84	(0.02)	1.88	1.86	-	-	(0.24)
Class X	10/31/04[12]	12.68	(0.18)	1.99	1.81	-	-	-
	10/31/03[12]	9.44	(0.13)	3.37	3.24	-	-	-
	10/31/02[12]	10.11	(0.13)	(0.33)	(0.46)	-	-	(0.21)
	10/31/01[12]	10.47	(0.08)	0.10	0.02	-	-	(0.38)
	10/31/00[12]	8.84	(0.02)	1.89	1.87	-	-	(0.24)

See Notes to Financial Statements.

162 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Small Company Fund
Class A	$-	$15.01	1.28%	$6,147	7%	1.65%	1.86%	(0.59)%
Class B	-	14.50	0.76%	729	7%	2.40%	2.61%	(1.35)%
Class C	-	14.47	14.30%	38,531	7%	2.40%	2.61%	(1.27)%
	-	12.66	34.25%	45,826	7%	2.40%	2.67%	(1.24)%
	(0.21)	9.43	(4.86)%	36,245	24%	2.40%	2.66%	(1.21)%
	(0.38)	10.10	0.13%	32,808	72%	2.40%	2.59%	(0.78)%
	(0.24)	10.45	21.34%	20,484	71%	2.31%	2.71%	(0.22)%
Class L11	-	14.96	14.90%	39,157	7%	1.90%	2.11%	(0.76)%
	-	13.02	34.78%	46,265	7%	1.90%	2.17%	(0.74)%
	(0.21)	9.66	(4.37)%	36,088	24%	1.90%	2.15%	(0.72)%
	(0.38)	10.29	0.71%	36,357	72%	1.90%	2.09%	(0.28)%
	(0.24)	10.58	21.99%	23,156	71%	1.81%	2.21%	0.26%
Class M11	-	14.49	14.36%	88,673	7%	2.40%	2.61%	(1.27)%
	-	12.67	34.22%	89,931	7%	2.40%	2.67%	(1.24)%
	(0.21)	9.44	(4.86)%	77,004	24%	2.40%	2.66%	(1.21)%
	(0.38)	10.11	0.13%	69,831	72%	2.40%	2.59%	(0.78)%
	(0.24)	10.46	21.45%	41,477	71%	2.31%	2.71%	(0.22)%
Class X	-	14.49	14.27%	27,401	7%	2.40%	2.61%	(1.27)%
	-	12.68	34.32%	26,699	7%	2.40%	2.67%	(1.24)%
	(0.21)	9.44	(4.86)%	22,365	24%	2.40%	2.65%	(1.21)%
	(0.38)	10.11	0.03%	22,817	72%	2.40%	2.59%	(0.77)%
	(0.24)	10.47	21.57%	18,557	71%	2.31%	2.70%	(0.22)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 163

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income		In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Mid cap Growth Fund
Class A	10/31/04[10,12]	$4.27	$(0.02)	$0.03	$0.01	$-		$-	$-
Class B	10/31/04[10,12]	4.21	(0.04)	0.03	(0.01)	-		-	-
Class C	10/31/04[12]	3.83	(0.07)	0.42	0.35	-		-	-
	10/31/03[12]	3.06	(0.06)	0.83	0.77	-		-	-
	10/31/02[12]	4.03	(0.07)	(0.90)	(0.97)	-		-	-
	10/31/01[12]	10.01	(0.09)	(5.89)	(5.98)	-	†	-	-
	10/31/00[6,12]	10.00	0.01	-	0.01	-		-	-
Class L11	10/31/04[12]	3.89	(0.05)	0.42	0.37	-		-	-
	10/31/03[12]	3.09	(0.04)	0.84	0.80	-		-	-
	10/31/02[12]	4.04	(0.05)	(0.90)	(0.95)	-		-	-
	10/31/01[12]	10.01	(0.06)	(5.90)	(5.96)	(0.01)		-	-
	10/31/00[6,12]	10.00	0.02	(0.01)	0.01	-		-	-
Class M11	10/31/04[12]	3.84	(0.07)	0.42	0.35	-		-	-
	10/31/03[12]	3.06	(0.06)	0.84	0.78	-		-	-
	10/31/02[12]	4.03	(0.07)	(0.90)	(0.97)	-		-	-
	10/31/01[12]	10.00	(0.09)	(5.88)	(5.97)	-	†	-	-
	10/31/00[6,12]	10.00	0.01	(0.01)	-	-		-	-
Class X	10/31/04[12]	3.83	(0.07)	0.42	0.35	-		-	-
	10/31/03[12]	3.06	(0.06)	0.83	0.77	-		-	-
	10/31/02[12]	4.02	(0.07)	(0.89)	(0.96)	-		-	-
	10/31/01[12]	10.00	(0.09)	(5.89)	(5.98)	-	†	-	-
	10/31/00[6,12]	10.00	0.01	(0.01)	-	-		-	-

See Notes to Financial Statements.

164 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Mid cap Growth Fund
Class A	$-	$4.28	0.23%	$7,956	98%	1.65%	2.18%	(1.12)%
Class B	-	4.20	(0.24)%	984	98%	2.40%	2.93%	(1.85)%
Class C	-	4.18	9.14%	27,756	98%	2.40%	2.93%	(1.79)%
	-	3.83	25.16%	7,083	132%	2.40%	3.54%	(1.85)%
	-	3.06	(24.07)%	3,566	89%	2.40%	3.65%	(1.88)%
	-	4.03	(59.72)%	4,687	188%	2.40%	3.40%	(1.61)%
	-	10.01	0.10%	4,495	3%	2.40%	3.49%	0.71%
Class L11	-	4.26	9.51%	38,359	98%	1.90%	2.43%	(1.29)%
	-	3.89	25.89%	8,839	132%	1.90%	3.05%	(1.34)%
	-	3.09	(23.51)%	5,765	89%	1.90%	3.17%	(1.38)%
	(0.01)	4.04	(59.56)%	6,012	188%	1.90%	2.95%	(1.13)%
	-	10.01	0.10%	3,069	3%	1.90%	2.96%	1.19%
Class M11	-	4.19	9.12%	75,401	98%	2.40%	2.93%	(1.79)%
	-	3.84	25.49%	9,777	132%	2.40%	3.56%	(1.83)%
	-	3.06	(24.07)%	7,310	89%	2.40%	3.65%	(1.88)%
	-	4.03	(59.68)%	9,098	188%	2.40%	3.37%	(1.60)%
	-	10.00	0.00%	8,853	3%	2.40%	3.32%	0.45%
Class X	-	4.18	9.14%	15,346	98%	2.40%	2.93%	(1.79)%
	-	3.83	25.16%	2,049	132%	2.40%	3.54%	(1.85)%
	-	3.06	(23.88)%	916	89%	2.40%	3.65%	(1.88)%
	-	4.02	(59.78)%	1,174	188%	2.40%	3.47%	(1.65)%
	-	10.00	0.00%	676	3%	2.40%	3.39%	0.72%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 165

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Relative Value Fund
Class A	10/31/04[10,12]	$18.92	$(0.03)	$0.44	$0.41	$-	$-	$-
Class B	10/31/04[10,12]	18.43	(0.11)	0.42	0.31	-	-	-
Class C	10/31/04[12]	16.40	(0.18)	2.66	2.48	-	-	(0.15)
	10/31/03[12]	12.84	(0.16)	3.72	3.56	-	-	-
	10/31/02[12]	13.17	(0.14)	(0.08)	(0.22)	-	-	(0.11)
	10/31/01[12]	14.53	(0.11)	(1.17)	(1.28)	-	-	(0.08)
	10/31/00[12]	11.38	(0.11)	3.48	3.37	-	-	(0.22)
Class L11	10/31/04[12]	16.79	(0.10)	2.74	2.64	-	-	(0.15)
	10/31/03[12]	13.08	(0.09)	3.80	3.71	-	-	-
	10/31/02[12]	13.35	(0.07)	(0.09)	(0.16)	-	-	(0.11)
	10/31/01[12]	14.65	(0.03)	(1.19)	(1.22)	-	-	(0.08)
	10/31/00[12]	11.42	(0.05)	3.50	3.45	-	-	(0.22)
Class M11	10/31/04[12]	16.40	(0.18)	2.66	2.48	-	-	(0.15)
	10/31/03[12]	12.83	(0.16)	3.73	3.57	-	-	-
	10/31/02[12]	13.17	(0.14)	(0.09)	(0.23)	-	-	(0.11)
	10/31/01[12]	14.53	(0.11)	(1.17)	(1.28)	-	-	(0.08)
	10/31/00[12]	11.38	(0.11)	3.48	3.37	-	-	(0.22)
Class X	10/31/04[12]	16.37	(0.18)	2.65	2.47	-	-	(0.15)
	10/31/03[12]	12.81	(0.16)	3.72	3.56	-	-	-
	10/31/02[12]	13.14	(0.14)	(0.08)	(0.22)	-	-	(0.11)
	10/31/01[12]	14.50	(0.11)	(1.17)	(1.28)	-	-	(0.08)
	10/31/00[12]	11.36	(0.11)	3.47	3.36	-	-	(0.22)

See Notes to Financial Statements.

166 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Relative Value Fund
Class A	$-	$19.33	2.17%	$13,692	80%	1.60%	1.64%	(0.29)%
Class B	-	18.74	1.68%	1,132	80%	2.35%	2.39%	(1.07)%
Class C	(0.15)	18.73	15.21%	58,598	80%	2.35%	2.39%	(1.02)%
	-	16.40	27.73%	42,700	61%	2.35%	2.52%	(1.16)%
	(0.11)	12.84	(1.78)%	36,403	109%	2.35%	2.49%	(0.99)%
	(0.08)	13.17	(8.87)%	34,719	219%	2.35%	2.41%	(0.73)%
	(0.22)	14.53	29.86%	22,114	196%	2.36%	2.62%	(0.85)%
Class L11	(0.15)	19.28	15.81%	67,968	80%	1.85%	1.89%	(0.53)%
	-	16.79	28.37%	51,801	61%	1.85%	2.01%	(0.66)%
	(0.11)	13.08	(1.31)%	43,346	109%	1.85%	1.99%	(0.49)%
	(0.08)	13.35	(8.39)%	43,595	219%	1.85%	1.91%	(0.24)%
	(0.22)	14.65	30.46%	27,571	196%	1.87%	2.11%	(0.37)%
Class M11	(0.15)	18.73	15.21%	147,143	80%	2.35%	2.39%	(1.02)%
	-	16.40	27.83%	102,711	61%	2.35%	2.52%	(1.16)%
	(0.11)	12.83	(1.86)%	94,735	109%	2.35%	2.49%	(0.99)%
	(0.08)	13.17	(8.87)%	96,608	219%	2.35%	2.41%	(0.73)%
	(0.22)	14.53	29.86%	57,561	196%	2.37%	2.62%	(0.85)%
Class X	(0.15)	18.69	15.18%	26,383	80%	2.35%	2.39%	(1.02)%
	-	16.37	27.79%	19,791	61%	2.35%	2.52%	(1.16)%
	(0.11)	12.81	(1.79)%	17,141	109%	2.35%	2.49%	(0.99)%
	(0.08)	13.14	(8.89)%	15,781	219%	2.35%	2.41%	(0.73)%
	(0.22)	14.50	29.83%	10,565	196%	2.36%	2.62%	(0.84)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 167

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Technology Fund
Class A	10/31/04[10,12]	$2.92	$(0.02)	$(0.24)	$(0.26)	$-	$-	$-
Class B	10/31/04[10,12]	2.84	(0.03)	(0.23)	(0.26)	-	-	-
Class C	10/31/04[12]	2.73	(0.06)	(0.08)	(0.14)	-	-	-
	10/31/03[12]	1.94	(0.05)	0.84	0.79	-	-	-
	10/31/02[12]	3.14	(0.06)	(1.14)	(1.20)	-	-	-
	10/31/01[12]	9.26	(0.08)	(6.04)	(6.12)	-	-	-
	10/31/00[6,12]	10.00	-	(0.74)	(0.74)	-	-	-
Class L11	10/31/04[12]	2.79	(0.04)	(0.09)	(0.13)	-	-	-
	10/31/03[12]	1.97	(0.04)	0.86	0.82	-	-	-
	10/31/02[12]	3.18	(0.05)	(1.16)	(1.21)	-	-	-
	10/31/01[12]	9.27	(0.05)	(6.03)	(6.08)	(0.01)	-	-	†
	10/31/00[6,12]	10.00	-	(0.73)	(0.73)	-	-	-
Class M11	10/31/04[12]	2.72	(0.06)	(0.08)	(0.14)	-	-	-
	10/31/03[12]	1.93	(0.05)	0.84	0.79	-	-	-
	10/31/02[12]	3.13	(0.07)	(1.13)	(1.20)	-	-	-
	10/31/01[12]	9.25	(0.08)	(6.04)	(6.12)	-	-	-	†
	10/31/00[6,12]	10.00	-	(0.75)	(0.75)	-	-	-
Class X	10/31/04[12]	2.74	(0.06)	(0.08)	(0.14)	-	-	-
	10/31/03[12]	1.94	(0.05)	0.85	0.80	-	-	-
	10/31/02[12]	3.14	(0.07)	(1.13)	(1.20)	-	-	-
	10/31/01[12]	9.25	(0.08)	(6.03)	(6.11)	-	-	-	†
	10/31/00[6,12]	10.00	-	(0.75)	(0.75)	-	-	-

See Notes to Financial Statements.

168 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Technology Fund
Class A	$-	$2.66	(8.90)%	$1,453	136%	1.65%	3.05%	(1.31)%
Class B	-	2.58	(9.16)%	165	136%	2.40%	3.80%	(2.05)%
Class C	-	2.59	(5.13)%	5,366	136%	2.40%	3.80%	(2.13)%
	-	2.73	40.72%	6,651	89%	2.40%	3.77%	(2.09)%
	-	1.94	(38.22)%	4,559	91%	2.40%	3.54%	(2.25)%
	-	3.14	(66.09)%	6,939	74%	2.40%	3.31%	(1.68)%
	-	9.26	(7.40)%	7,384	4%	2.40%	3.05%	(0.30)%
Class L11	-	2.66	(4.66)%	4,374	136%	1.90%	3.30%	(1.64)%
	-	2.79	41.62%	7,452	89%	1.90%	3.27%	(1.59)%
	-	1.97	(38.05)%	4,773	91%	1.90%	3.03%	(1.74)%
	(0.01)	3.18	(65.64)%	7,989	74%	1.90%	2.90%	(1.21)%
	-	9.27	(7.30)%	4,910	4%	1.90%	2.65%	0.19%
Class M11	-	2.58	(5.15)%	8,182	136%	2.40%	3.80%	(2.13)%
	-	2.72	40.93%	9,694	89%	2.40%	3.77%	(2.10)%
	-	1.93	(38.34)%	6,036	91%	2.40%	3.52%	(2.25)%
	-	3.13	(66.16)%	10,259	74%	2.40%	3.30%	(1.67)%
	-	9.25	(7.50)%	11,811	4%	2.40%	3.02%	(0.36)%
Class X	-	2.60	(5.11)%	1,585	136%	2.40%	3.80%	(2.13)%
	-	2.74	41.24%	1,624	89%	2.40%	3.78%	(2.10)%
	-	1.94	(38.22)%	1,013	91%	2.40%	3.51%	(2.26)%
	-	3.14	(66.05)%	1,830	74%	2.40%	3.44%	(1.71)%
	-	9.25	(7.50)%	1,003	4%	2.40%	3.16%	(0.33)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 169

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Health Sciences Fund
Class A	10/31/04[10]	$12.06	$(0.03)	$(0.91)	$(0.94)	$-	$-	$-
Class B	10/31/04[10]	11.87	(0.05)	(0.94)	(0.99)	-	-	-
Class C	10/31/04	10.40	(0.18)	0.69	0.51	-	-	-
	10/31/03[12]	9.34	(0.14)	1.20	1.06	-	-	-
	10/31/02[12]	11.33	(0.18)	(1.81)	(1.99)	-	-	-
	10/31/01[7,12]	10.00	(0.12)	1.45	1.33	-	-	-
Class L11	10/31/04	10.52	(0.14)	0.71	0.57	-	-	-
	10/31/03[12]	9.40	(0.09)	1.21	1.12	-	-	-
	10/31/02[12]	11.35	(0.12)	(1.83)	(1.95)	-	-	-
	10/31/01[7,12]	10.00	(0.08)	1.43	1.35	-	-	-
Class M11	10/31/04	10.38	(0.18)	0.69	0.51	-	-	-
	10/31/03[12]	9.31	(0.14)	1.21	1.07	-	-	-
	10/31/02[12]	11.31	(0.18)	(1.82)	(2.00)	-	-	-
	10/31/01[7,12]	10.00	(0.11)	1.42	1.31	-	-	-
Class X	10/31/04	10.40	(0.18)	0.70	0.52	-	-	-
	10/31/03[12]	9.34	(0.14)	1.20	1.06	-	-	-
	10/31/02[12]	11.33	(0.18)	(1.81)	(1.99)	-	-	-
	10/31/01[7,12]	10.00	(0.11)	1.44	1.33	-	-	-

See Notes to Financial Statements.

170 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Health Sciences Fund
Class A	$-	$11.12	(7.79)%	$1,127	178%	1.65%	2.75%	(0.83)%
Class B	-	10.88	(8.34)%	267	178%	2.40%	3.50%	(1.60)%
Class C	-	10.91	4.90%	4,317	178%	2.40%	3.50%	(1.53)%
	-	10.40	11.35%	4,427	144%	2.40%	3.62%	(1.47)%
	-	9.34	(17.64)%	3,870	122%	2.40%	3.68%	(1.70)%
	-	11.33	13.40%	2,659	35%	2.40%	4.70%	(1.56)%
Class L11	-	11.09	5.42%	4,365	178%	1.90%	3.00%	(1.02)%
	-	10.52	11.92%	5,036	144%	1.90%	3.12%	(0.97)%
	-	9.40	(17.25)%	4,210	122%	1.90%	3.18%	(1.19)%
	-	11.35	13.60%	3,971	35%	1.90%	3.96%	(1.10)%
Class M11	-	10.89	4.91%	8,632	178%	2.40%	3.50%	(1.52)%
	-	10.38	11.37%	7,375	144%	2.40%	3.62%	(1.48)%
	-	9.31	(17.60)%	7,256	122%	2.40%	3.66%	(1.69)%
	-	11.31	13.10%	6,427	35%	2.40%	4.75%	(1.54)%
Class X	-	10.92	5.00%	1,653	178%	2.40%	3.50%	(1.52)%
	-	10.40	11.35%	1,526	144%	2.40%	3.62%	(1.47)%
	-	9.34	(17.64)%	1,956	122%	2.40%	3.69%	(1.70)%
	-	11.33	13.40%	1,702	35%	2.40%	5.49%	(1.48)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 171

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Managed OTC Fund
Class A	10/31/04[10,12]	$2.60	$(0.02)	$(0.02)	$(0.04)	$-	$-	$-
Class B	10/31/04[10,12]	2.57	(0.03)	(0.04)	(0.07)	-	-	-
Class C	10/31/04[12]	2.42	(0.05)	0.13	0.08	-	-	-
	10/31/03[12]	1.60	(0.04)	0.86	0.82	-	-	-
	10/31/02[12]	2.51	(0.05)	(0.86)	(0.91)	-	-	-
	10/31/01[12]	8.21	(0.07)	(5.63)	(5.70)	-	-	-
	10/31/00[6,12]	10.00	(0.02)	(1.77)	(1.79)	-	-	-
Class L11	10/31/04[12]	2.45	(0.04)	0.14	0.10	-	-	-
	10/31/03[12]	1.61	(0.03)	0.87	0.84	-	-	-
	10/31/02[12]	2.53	(0.04)	(0.88)	(0.92)	-	-	-
	10/31/01[12]	8.22	(0.05)	(5.64)	(5.69)	-	-	-
	10/31/00[6,12]	10.00	(0.01)	(1.77)	(1.78)	-	-	-
Class M [11]	10/31/04[12]	2.43	(0.05)	0.13	0.08	-	-	-
	10/31/03[12]	1.60	(0.04)	0.87	0.83	-	-	-
	10/31/02[12]	2.52	(0.05)	(0.87)	(0.92)	-	-	-
	10/31/01[12]	8.22	(0.07)	(5.63)	(5.70)	-	-	-
	10/31/00[6,12]	10.00	(0.02)	(1.76)	(1.78)	-	-	-
Class X	10/31/04[12]	2.43	(0.05)	0.13	0.08	-	-	-
	10/31/03[12]	1.60	(0.04)	0.87	0.83	-	-	-
	10/31/02[12]	2.52	(0.05)	(0.87)	(0.92)	-	-	-
	10/31/01[12]	8.21	(0.07)	(5.62)	(5.69)	-	-	-
	10/31/00[6,12]	10.00	(0.02)	(1.77)	(1.79)	-	-	-

See Notes to Financial Statements.

172 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Managed OTC Fund
Class A	$-	$2.56	(1.54)%	$1,442	17%	1.50%	2.25%	(1.17)%
Class B	-	2.50	(2.72)%	541	17%	2.25%	3.00%	(1.94)%
Class C	-	2.50	3.31%	11,209	17%	2.25%	3.00%	(1.98)%
	-	2.42	51.25%	13,526	17%	2.25%	2.93%	(1.96)%
	-	1.60	(36.26)%	7,688	30%	2.25%	3.10%	(2.06)%
	-	2.51	(69.43)%	7,760	54%	2.25%	3.14%	(1.93)%
	-	8.21	(17.90)%	6,927	1%	2.25%	2.82%	(1.58)%
Class L11	-	2.55	4.08%	7,284	17%	1.75%	2.50%	(1.48)%
	-	2.45	52.17%	9,161	17%	1.75%	2.42%	(1.46)%
	-	1.61	(36.36)%	5,076	30%	1.75%	2.58%	(1.56)%
	-	2.53	(69.22)%	6,805	54%	1.75%	2.59%	(1.42)%
	-	8.22	(17.80)%	7,052	1%	1.75%	2.40%	(1.11)%
Class M [11]	-	2.51	3.29%	14,462	17%	2.25%	3.00%	(1.98)%
	-	2.43	51.88%	17,120	17%	2.25%	2.93%	(1.96)%
	-	1.60	(36.51)%	10,978	30%	2.25%	3.09%	(2.06)%
	-	2.52	(69.34)%	13,664	54%	2.25%	3.13%	(1.92)%
	-	8.22	(17.80)%	12,048	1%	2.25%	2.73%	(1.57)%
Class X	-	2.51	3.29%	1,588	17%	2.25%	3.00%	(1.98)%
	-	2.43	51.88%	1,756	17%	2.25%	2.92%	(1.96)%
	-	1.60	(36.51)%	739	30%	2.25%	3.07%	(2.06)%
	-	2.52	(69.31)%	1,106	54%	2.25%	3.23%	(1.94)%
	-	8.21	(17.90)%	835	1%	2.25%	2.81%	(1.55)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 173

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Capital Growth Fund
Class A	10/31/04[10]	$13.73	$(0.02)	$(0.27)	$(0.29)	$-	$-	$-
Class B	10/31/04[10]	13.35	(0.05)	(0.29)	(0.34)	-	-	-
Class C	10/31/04	12.70	(0.20)	0.48	0.28	-	-	-
	10/31/03[12]	10.45	(0.16)	2.41	2.25	-	-	-
	10/31/02[12]	10.98	(0.17)	(0.36)	(0.53)	-	-	-
	10/31/01[12]	15.78	(0.17)	(4.63)	(4.80)	-	-	-
	10/31/00[12]	14.49	(0.18)	1.47	1.29	-	-	-
Class L11	10/31/04	13.04	(0.13)	0.49	0.36	-	-	-
	10/31/03[12]	10.68	(0.11)	2.47	2.36	-	-	-
	10/31/02[12]	11.16	(0.12)	(0.36)	(0.48)	-	-	-
	10/31/01[12]	15.96	(0.10)	(4.70)	(4.80)	-	-	-
	10/31/00[12]	14.58	(0.10)	1.48	1.38	-	-	-
Class M11	10/31/04	12.72	(0.19)	0.47	0.28	-	-	-
	10/31/03[12]	10.46	(0.16)	2.42	2.26	-	-	-
	10/31/02[12]	10.99	(0.17)	(0.36)	(0.53)	-	-	-
	10/31/01[12]	15.80	(0.17)	(4.64)	(4.81)	-	-	-
	10/31/00[12]	14.51	(0.19)	1.48	1.29	-	-	-
Class X	10/31/04	12.69	(0.18)	0.46	0.28	-	-	-
	10/31/03[12]	10.44	(0.16)	2.41	2.25	-	-	-
	10/31/02[12]	10.97	(0.17)	(0.36)	(0.53)	-	-	-
	10/31/01[12]	15.77	(0.17)	(4.63)	(4.80)	-	-	-
	10/31/00[12]	14.48	(0.19)	1.48	1.29	-	-	-

See Notes to Financial Statements.

174 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Capital Growth Fund
Class A	$-	$13.44	(2.11)%	$18,159	78%	1.55%	1.69%	(0.47)%
Class B	-	13.01	(2.55)%	3,034	78%	2.30%	2.44%	(1.21)%
Class C	-	12.98	2.20%	167,119	78%	2.30%	2.44%	(1.37)%
	-	12.70	21.88%	178,255	81%	2.30%	2.51%	(1.52)%
	-	10.45	(5.10)%	144,397	103%	2.30%	2.50%	(1.51)%
	-	10.98	(30.37)%	156,021	133%	2.30%	2.44%	(1.26)%
	-	15.78	8.90%	249,913	108%	2.28%	2.36%	(1.11)%
Class L11	-	13.40	2.76%	139,498	78%	1.80%	1.94%	(0.87)%
	-	13.04	22.44%	148,052	81%	1.80%	2.01%	(1.02)%
	-	10.68	(4.57)%	124,022	103%	1.80%	2.00%	(1.01)%
	-	11.16	(30.03)%	149,093	133%	1.80%	1.94%	(0.76)%
	-	15.96	9.47%	232,611	108%	1.78%	1.87%	(0.61)%
Class M11	-	13.00	2.20%	329,320	78%	2.30%	2.44%	(1.36)%
	-	12.72	21.96%	320,738	81%	2.30%	2.51%	(1.53)%
	-	10.46	(5.10)%	282,066	103%	2.30%	2.50%	(1.51)%
	-	10.99	(30.44)%	331,904	133%	2.30%	2.44%	(1.26)%
	-	15.80	8.89%	534,179	108%	2.28%	2.36%	(1.11)%
Class X	-	12.97	2.21%	58,784	78%	2.30%	2.44%	(1.36)%
	-	12.69	21.90%	53,036	81%	2.30%	2.51%	(1.52)%
	-	10.44	(5.10)%	45,557	103%	2.30%	2.50%	(1.51)%
	-	10.97	(30.39)%	51,745	133%	2.30%	2.44%	(1.26)%
	-	15.77	8.83%	79,187	108%	2.28%	2.36%	(1.11)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 175

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Concentrated Growth Fund[9]
Class A	10/31/04[10,12]	$11.70	$(0.04)	$(0.46)	$(0.50)	$-	$-	$-
Class B	10/31/04[10,12]	10.16	(0.07)	(0.43)	(0.50)	-	-	-
Class C	10/31/04[12]	9.53	(0.13)	0.24	0.11	-	-	-
	10/31/03[12]	8.51	(0.13)	1.15	1.02	-	-	-
	10/31/02[12]	10.91	(0.12)	(2.28)	(2.40)	-	-	-
	10/31/01[12]	20.10	(0.07)	(9.12)	(9.19)	-	-	-
	10/31/00[12]	19.47	(0.21)	0.84	0.63	-	-	-
Class L11	10/31/04[12]	10.99	(0.10)	0.28	0.18	-	-	-
	10/31/03[12]	9.76	(0.10)	1.33	1.23	-	-	-
	10/31/02[12]	12.44	(0.12)	(2.56)	(2.68)	-	-	-
	10/31/01[12]	22.80	0.01	(10.37)	(10.36)	-	-	-
	10/31/00[12]	21.97	(0.11)	0.94	0.83	-	-	-
Class M11	10/31/04[12]	9.56	(0.14)	0.25	0.11	-	-	-
	10/31/03[12]	8.54	(0.13)	1.15	1.02	-	-	-
	10/31/02[12]	10.94	(0.12)	(2.28)	(2.40)	-	-	-
	10/31/01[12]	20.14	(0.07)	(9.13)	(9.20)	-	-	-
	10/31/00[12]	19.50	(0.21)	0.85	0.64	-	-	-
Class X	10/31/04[12]	9.57	(0.14)	0.25	0.11	-	-	-
	10/31/03[12]	8.55	(0.13)	1.15	1.02	-	-	-
	10/31/02[12]	10.95	(0.11)	(2.29)	(2.40)	-	-	-
	10/31/01[12]	20.17	(0.07)	(9.15)	(9.22)	-	-	-
	10/31/00[12]	19.52	(0.22)	0.87	0.65	-	-	-

See Notes to Financial Statements.

176 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Concentrated Growth Fund[9]
Class A	$-	$11.20	(4.27)%	$10,089	16%	1.50%	1.92%	(0.66)%
Class B	-	9.66	(4.92)%	1,609	16%	2.25%	2.67%	(1.39)%
Class C	-	9.64	1.15%	61,542	16%	2.25%	2.67%	(1.39)%
	-	9.53	11.99%	87,291	107%	2.25%	2.76%	(1.48)%
	-	8.51	(22.00)%	99,201	76%	2.25%	2.67%	(1.19)%
	-	10.91	(45.72)%	185,968	54%	2.25%	2.47%	(0.45)%
	-	20.10	3.24%	421,207	32%	2.22%	2.31%	(0.95)%
Class L11	-	11.17	1.64%	71,664	16%	1.75%	2.17%	(0.89)%
	-	10.99	12.60%	102,837	107%	1.75%	2.26%	(0.98)%
	-	9.76	(21.54)%	112,352	76%	1.75%	2.16%	(1.05)%
	-	12.44	(45.44)%	210,590	54%	1.75%	1.98%	0.05%
	-	22.80	3.78%	463,777	32%	1.72%	1.81%	(0.45)%
Class M11	-	9.67	1.15%	217,028	16%	2.25%	2.67%	(1.39)%
	-	9.56	11.94%	283,005	107%	2.25%	2.76%	(1.48)%
	-	8.54	(21.94)%	309,908	76%	2.25%	2.67%	(1.21)%
	-	10.94	(45.68)%	556,811	54%	2.25%	2.47%	(0.45)%
	-	20.14	3.28%	1,219,774	32%	2.22%	2.31%	(0.95)%
Class X	-	9.68	1.15%	37,951	16%	2.25%	2.67%	(1.39)%
	-	9.57	11.93%	47,264	107%	2.25%	2.76%	(1.48)%
	-	8.55	(21.92)%	49,108	76%	2.25%	2.67%	(1.11)%
	-	10.95	(45.71)%	82,210	54%	2.25%	2.47%	(0.45)%
	-	20.17	3.33%	172,382	32%	2.22%	2.31%	(0.96)%

See Notes to Financial Statements.
Strategic Partners Mutual Funds, Inc. 177

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Core Value Fund
Class A	10/31/04[10,12]	$12.21	$0.06	$0.02	$0.08	$-	$-	$-
Class B	10/31/04[10,12]	12.17	0.01	0.02	0.03	-	-	-
Class C	10/31/04[12]	10.95	0.02	1.25	1.27	(0.04)	-	-
	10/31/03[12]	8.88	0.04	2.05	2.09	(0.02)	-	-
	10/31/02[12]	9.73	0.03	(0.85)	(0.82)	(0.01)	-	(0.02)
	10/31/01[7,12]	10.00	0.01	(0.28)	(0.27)	-	-	-
Class L11	10/31/04[12]	10.99	0.07	1.27	1.34	(0.07)	-	-
	10/31/03[12]	8.92	0.10	2.04	2.14	(0.07)	-	-
	10/31/02[12]	9.77	0.08	(0.86)	(0.78)	(0.05)	-	(0.02)
	10/31/01[7,12]	10.00	0.05	(0.28)	(0.23)	-	-	-
Class M11	10/31/04[12]	10.95	0.02	1.25	1.27	(0.04)	-	-
	10/31/03[12]	8.88	0.04	2.05	2.09	(0.02)	-	-
	10/31/02[12]	9.74	0.03	(0.86)	(0.83)	(0.01)	-	(0.02)
	10/31/01[7,12]	10.00	0.01	(0.27)	(0.26)	-	-	-
Class X	10/31/04[12]	10.95	0.02	1.25	1.27	(0.04)	-	-
	10/31/03[12]	8.88	0.04	2.05	2.09	(0.02)	-	-
	10/31/02[12]	9.73	0.03	(0.85)	(0.82)	(0.01)	-	(0.02)
	10/31/01[7,12]	10.00	0.02	(0.29)	(0.27)	-	-	-

See Notes to Financial Statements.

178 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Core Value Fund
Class A	$-	$12.29	0.66%	$1,722	35%	1.45%	1.93%	0.93%
Class B	-	12.20	0.25%	235	35%	2.20%	2.68%	0.15%
Class C	(0.04)	12.18	11.64%	11,311	35%	2.20%	2.68%	0.15%
	(0.02)	10.95	23.64%	14,337	21%	2.20%	2.72%	0.41%
	(0.03)	8.88	(8.49)%	7,212	14%	2.20%	3.25%	0.30%
	-	9.73	(2.70)%	3,040	9%	2.20%	4.73%	0.22%
Class L11	(0.07)	12.26	12.24%	8,595	35%	1.70%	2.18%	0.63%
	(0.07)	10.99	24.15%	8,450	21%	1.70%	2.21%	0.91%
	(0.07)	8.92	(8.16)%	4,537	14%	1.70%	2.76%	0.75%
	-	9.77	(2.20)%	1,677	9%	1.70%	3.95%	0.70%
Class M11	(0.04)	12.18	11.64%	20,874	35%	2.20%	2.68%	0.13%
	(0.02)	10.95	23.64%	15,304	21%	2.20%	2.72%	0.42%
	(0.03)	8.88	(8.58)%	9,378	14%	2.20%	3.26%	0.29%
	-	9.74	(2.60)%	3,867	9%	2.20%	5.57%	0.22%
Class X	(0.04)	12.18	11.64%	4,098	35%	2.20%	2.68%	0.14%
	(0.02)	10.95	23.64%	2,829	21%	2.20%	2.72%	0.43%
	(0.03)	8.88	(8.49)%	2,217	14%	2.20%	3.28%	0.30%
	-	9.73	(2.70)%	514	9%	2.20%	4.75%	0.23%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 179

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income		In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Large Cap Core Fund
Class A	10/31/04[10,12]	$9.06	$0.03	$(0.20)	$(0.17)	$-	†	$-	$-
Class B	10/31/04[10,12]	8.87	(0.01)	(0.19)	(0.20)	-		-	-
Class C	10/31/04[12]	8.16	(0.03)	0.53	0.50	-		-	-
	10/31/03[12]	6.85	(0.01)	1.32	1.31	-		-	-
	10/31/02[12]	8.08	(0.02)	(1.21)	(1.23)	-		-	-
	10/31/01[12]	10.20	(0.02)	(2.09)	(2.11)	-		-	(0.01)
	10/31/00[4,12]	10.00	(0.03)	0.23	0.20	-		-	-
Class L11	10/31/04[12]	8.32	0.02	0.53	0.55	-	†	-	-
	10/31/03[12]	6.95	0.03	1.34	1.37	-		-	-
	10/31/02[12]	8.15	0.02	(1.22)	(1.20)	-		-	-
	10/31/01[12]	10.24	0.02	(2.10)	(2.08)	-	†	-	(0.01)
	10/31/00[4,12]	10.00	0.03	0.21	0.24	-		-	-
Class M11	10/31/04[12]	8.16	(0.03)	0.53	0.50	-		-	-
	10/31/03[12]	6.85	(0.01)	1.32	1.31	-		-	-
	10/31/02[12]	8.08	(0.02)	(1.21)	(1.23)	-		-	-
	10/31/01[12]	10.20	(0.02)	(2.09)	(2.11)	-		-	(0.01)
	10/31/00[4,12]	10.00	(0.03)	0.23	0.20	-		-	-
Class X	10/31/04[12]	8.15	(0.03)	0.53	0.50	-		-	-
	10/31/03[12]	6.84	(0.01)	1.32	1.31	-		-	-
	10/31/02[12]	8.06	(0.02)	(1.20)	(1.22)	-		-	-
	10/31/01[12]	10.20	(0.02)	(2.11)	(2.13)	-		-	(0.01)
	10/31/00[4,12]	10.00	(0.03)	0.23	0.20	-		-	-

See Notes to Financial Statements.

180 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Large Cap Core Fund
Class A	$- †	$8.89	(1.86)%	$7,558	29%	1.25%	1.56%	0.60%
Class B	-	8.67	(2.25)%	1,288	29%	2.00%	2.31%	(0.13)%
Class C	-	8.66	6.13%	29,631	29%	2.00%	2.31%	(0.30)%
	-	8.16	19.12%	36,069	39%	2.00%	2.35%	(0.09)%
	-	6.85	(15.22)%	31,253	19%	2.00%	2.33%	(0.20)%
	(0.01)	8.08	(20.74)%	30,585	30%	2.00%	2.35%	(0.26)%
	-	10.20	2.00%	25,239	107%	2.04%	2.56%	(0.25)%
Class L11	- †	8.87	6.63%	24,137	29%	1.50%	1.81%	0.19%
	-	8.32	19.71%	31,579	39%	1.50%	1.84%	0.40%
	-	6.95	(14.72)%	26,122	19%	1.50%	1.83%	(0.30)%
	(0.01)	8.15	(20.36)%	24,163	30%	1.50%	1.86%	0.24%
	-	10.24	2.40%	19,437	107%	1.54%	2.00%	0.30%
Class M11	-	8.66	6.13%	79,069	29%	2.00%	2.31%	(0.30)%
	-	8.16	19.12%	77,502	39%	2.00%	2.34%	(0.10)%
	-	6.85	(15.22)%	64,146	19%	2.00%	2.33%	(0.20)%
	(0.01)	8.08	(20.74)%	53,206	30%	2.00%	2.36%	(0.27)%
	-	10.20	2.00%	34,025	107%	2.04%	2.53%	(0.25)%
Class X	-	8.65	6.14%	7,253	29%	2.00%	2.31%	(0.30)%
	-	8.15	19.15%	7,459	39%	2.00%	2.35%	(0.09)%
	-	6.84	(15.14)%	6,964	19%	2.00%	2.33%	(0.21)%
	(0.01)	8.06	(20.94)%	5,918	30%	2.00%	2.36%	(0.26)%
	-	10.20	2.00%	4,959	107%	2.04%	2.50%	(0.25)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 181

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Equity Income Fund
Class A	10/31/04[10,12]	$13.28	$0.04	$(0.33)	$(0.29)	$-	$-	$-
Class B	10/31/04[10,12]	12.98	(0.01)	(0.34)	(0.35)	-	-	-
Class C	10/31/04[12]	11.57	(0.03)	1.07	1.04	-	-	-
	10/31/03[12]	9.40	(0.02)	2.19	2.17	-	-	-
	10/31/02[12]	12.09	(0.03)	(2.36)	(2.39)	-	-	(0.30)
	10/31/01[12]	13.67	(0.07)	(0.92)	(0.99)	-	-	(0.59)
	10/31/00[12]	12.31	(0.03)	1.39	1.36	-	-	-
Class L11	10/31/04[12]	11.83	0.03	1.10	1.13	-	-	-
	10/31/03[12]	9.56	0.03	2.24	2.27	-	-	-
	10/31/02[12]	12.23	0.03	(2.40)	(2.37)	-	-	(0.30)
	10/31/01[12]	13.76	-	(0.94)	(0.94)	-	-	(0.59)
	10/31/00[12]	12.33	0.04	1.39	1.43	-	-	-
Class M11	10/31/04[12]	11.58	(0.03)	1.08	1.05	-	-	-
	10/31/03[12]	9.41	(0.02)	2.19	2.17	-	-	-
	10/31/02[12]	12.10	(0.03)	(2.36)	(2.39)	-	-	(0.30)
	10/31/01[12]	13.69	(0.07)	(0.93)	(1.00)	-	-	(0.59)
	10/31/00[12]	12.32	(0.02)	1.39	1.37	-	-	-
Class X	10/31/04[12]	11.56	(0.03)	1.08	1.05	-	-	-
	10/31/03[12]	9.39	(0.02)	2.19	2.17	-	-	-
	10/31/02[12]	12.08	(0.03)	(2.36)	(2.39)	-	-	(0.30)
	10/31/01[12]	13.66	(0.06)	(0.93)	(0.99)	-	-	(0.59)
	10/31/00[12]	12.30	(0.02)	1.38	1.36	-	-	-

See Notes to Financial Statements.

182 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Equity Income Fund
Class A	$-	$12.99	(2.18)%	$9,032	54%	1.40%	1.78%	0.59%
Class B	-	12.63	(2.70)%	1,061	54%	2.15%	2.53%	(0.21)%
Class C	-	12.61	8.99%	42,450	54%	2.15%	2.53%	(0.28)%
	-	11.57	23.09%	53,779	60%	2.15%	2.59%	(0.17)%
	(0.30)	9.40	(20.39)%	50,779	88%	2.15%	2.54%	(0.25)%
	(0.59)	12.09	(7.59)%	64,103	128%	2.15%	2.44%	(0.51)%
	-	13.67	11.05%	47,592	135%	2.23%	2.59%	(0.20)%
Class L11	-	12.96	9.55%	41,796	54%	1.65%	2.03%	0.21%
	-	11.83	23.74%	55,064	60%	1.65%	2.09%	0.32%
	(0.30)	9.56	(19.99)%	47,611	88%	1.65%	2.04%	0.25%
	(0.59)	12.23	(7.16)%	66,446	128%	1.65%	1.94%	(0.01)%
	-	13.76	11.60%	49,218	135%	1.73%	2.09%	0.31%
Class M11	-	12.63	9.07%	110,231	54%	2.15%	2.53%	(0.28)%
	-	11.58	23.06%	116,211	60%	2.15%	2.59%	(0.17)%
	(0.30)	9.41	(20.37)%	106,401	88%	2.15%	2.54%	(0.25)%
	(0.59)	12.10	(7.65)%	152,314	128%	2.15%	2.44%	(0.51)%
	-	13.69	11.12%	110,793	135%	2.23%	2.59%	(0.19)%
Class X	-	12.61	9.08%	28,451	54%	2.15%	2.53%	(0.28)%
	-	11.56	23.11%	28,840	60%	2.15%	2.59%	(0.17)%
	(0.30)	9.39	(20.41)%	25,972	88%	2.15%	2.54%	(0.24)%
	(0.59)	12.08	(7.60)%	36,297	128%	2.15%	2.44%	(0.51)%
	-	13.66	11.06%	33,141	135%	2.23%	2.60%	(0.18)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 183

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Growth With Income Fund
Class A	10/31/04[10,12]	$8.42	$(0.01)	$0.02	$0.01	$-	$-	$-
Class B	10/31/04[10,12]	8.24	(0.04)	0.01	(0.03)	-	-	-
Class C	10/31/04[12]	7.65	(0.06)	0.62	0.56	-	-	-
	10/31/03[12]	6.79	(0.05)	0.91	0.86	-	-	-
	10/31/02[12]	8.11	(0.06)	(1.26)	(1.32)	-	-	-
	10/31/01[12]	10.67	(0.07)	(2.49)	(2.56)	-	-	-
	10/31/00[4,12]	10.00	(0.08)	0.75	0.67	-	-	-
Class L11	10/31/04[12]	7.80	(0.02)	0.63	0.61	-	-	-
	10/31/03[12]	6.89	(0.01)	0.92	0.91	-	-	-
	10/31/02[12]	8.19	(0.02)	(1.28)	(1.30)	-	-	-
	10/31/01[12]	10.73	(0.03)	(2.51)	(2.54)	-	-	-
	10/31/00[4,12]	10.00	(0.03)	0.76	0.73	-	-	-
Class M11	10/31/04[12]	7.65	(0.06)	0.62	0.56	-	-	-
	10/31/03[12]	6.80	(0.05)	0.90	0.85	-	-	-
	10/31/02[12]	8.12	(0.06)	(1.26)	(1.32)	-	-	-
	10/31/01[12]	10.68	(0.07)	(2.49)	(2.56)	-	-	-
	10/31/00[4,12]	10.00	(0.07)	0.75	0.68	-	-	-
Class X	10/31/04[12]	7.64	(0.06)	0.62	0.56	-	-	-
	10/31/03[12]	6.79	(0.05)	0.90	0.85	-	-	-
	10/31/02[12]	8.12	(0.06)	(1.27)	(1.33)	-	-	-
	10/31/01[12]	10.69	(0.07)	(2.50)	(2.57)	-	-	-
	10/31/00[4,12]	10.00	(0.08)	0.77	0.69	-	-	-

See Notes to Financial Statements.

184 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Growth With Income Fund
Class A	$-	$8.43	0.12%	$1,384	88%	1.55%	2.36%	(0.13)%
Class B	-	8.21	(0.36)%	182	88%	2.30%	3.11%	(0.87)%
Class C	-	8.21	7.32%	5,865	88%	2.30%	3.11%	(0.74)%
	-	7.65	12.67%	7,909	79%	2.30%	2.98%	(0.65)%
	-	6.79	(16.28)%	7,592	88%	2.30%	2.92%	(0.80)%
	-	8.11	(23.99)%	9,084	64%	2.30%	2.93%	(0.77)%
	-	10.67	6.70%	6,681	65%	2.30%	3.06%	(0.76)%
Class L11	-	8.41	7.82%	7,589	88%	1.80%	2.61%	(0.24)%
	-	7.80	13.21%	9,764	79%	1.80%	2.48%	(0.15)%
	-	6.89	(15.87)%	9,978	88%	1.80%	2.43%	(0.30)%
	-	8.19	(23.67)%	11,312	64%	1.80%	2.43%	(0.27)%
	-	10.73	7.30%	7,301	65%	1.80%	2.54%	(0.29)%
Class M11	-	8.21	7.32%	18,287	88%	2.30%	3.11%	(0.75)%
	-	7.65	12.50%	18,875	79%	2.30%	2.98%	(0.65)%
	-	6.80	(16.26)%	17,075	88%	2.30%	2.92%	(0.80)%
	-	8.12	(23.97)%	20,584	64%	2.30%	2.91%	(0.77)%
	-	10.68	6.80%	16,156	65%	2.30%	3.17%	(0.72)%
Class X	-	8.20	7.33%	2,531	88%	2.30%	3.11%	(0.74)%
	-	7.64	12.52%	2,935	79%	2.30%	2.98%	(0.64)%
	-	6.79	(16.38)%	2,817	88%	2.30%	2.92%	(0.81)%
	-	8.12	(24.04)%	4,153	64%	2.30%	2.91%	(0.77)%
	-	10.69	6.90%	3,487	65%	2.30%	3.06%	(0.76)%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 185

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Capital Income Fund[9]
Class A	10/31/04[10,12]	$12.41	$0.03	$(0.34)	$(0.31)	$-	$-	$-
Class B	10/31/04[10,12]	12.44	(0.01)	(0.35)	(0.36)	-	-	-
Class C	10/31/04[12]	11.76	(0.05)	0.38	0.33	(0.01)	-	-
	10/31/03[12]	10.43	0.04	1.34	1.38	(0.05)	-	-
	10/31/02[12]	12.13	0.07	(1.67)	(1.60)	(0.10)	-	-
	10/31/01[12]	14.54	0.13	(2.42)	(2.29)	(0.12)	-	-
	10/31/00[12]	13.68	0.15	1.04	1.19	(0.14)	-	(0.19)
Class L11	10/31/04[12]	11.74	0.03	0.35	0.38	(0.04)	-	-
	10/31/03[12]	10.41	0.10	1.34	1.44	(0.11)	-	-
	10/31/02[12]	12.11	0.13	(1.67)	(1.54)	(0.16)	-	-
	10/31/01[12]	14.51	0.20	(2.41)	(2.21)	(0.19)	-	-
	10/31/00[12]	13.66	0.22	1.03	1.25	(0.21)	-	(0.19)
Class M11	10/31/04[12]	11.77	(0.05)	0.37	0.32	(0.01)	-	-
	10/31/03[12]	10.43	0.04	1.35	1.39	(0.05)	-	-
	10/31/02[12]	12.14	0.07	(1.68)	(1.61)	(0.10)	-	-
	10/31/01[12]	14.55	0.13	(2.42)	(2.29)	(0.12)	-	-
	10/31/00[12]	13.69	0.15	1.04	1.19	(0.14)	-	(0.19)
Class X	10/31/04[12]	11.75	(0.05)	0.38	0.33	(0.01)	-	-
	10/31/03[12]	10.43	0.04	1.33	1.37	(0.05)	-	-
	10/31/02[12]	12.13	0.07	(1.67)	(1.60)	(0.10)	-	-
	10/31/01[12]	14.53	0.14	(2.42)	(2.28)	(0.12)	-	-
	10/31/00[12]	13.68	0.14	1.04	1.18	(0.14)	-	(0.19)

See Notes to Financial Statements.

186 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Capital Income Fund[9]
Class A	$-	$12.10	(2.50)%	$2,912	116%	1.42%	1.59%	0.51%
Class B	-	12.08	(2.89)%	391	116%	2.17%	2.34%	(0.19)%
Class C	(0.01)	12.08	2.79%	26,559	116%	2.17%	2.34%	(0.44)%
	(0.05)	11.76	13.31%	39,614	104%	2.17%	2.35%	0.41%
	(0.10)	10.43	(13.33)%	38,192	36%	2.17%	2.30%	0.60%
	(0.12)	12.13	(15.83)%	56,530	25%	2.17%	2.21%	0.98%
	(0.33)	14.54	8.78%	56,401	63%	2.14%	2.26%	1.02%
Class L11	(0.04)	12.08	3.22%	26,486	116%	1.67%	1.84%	0.06%
	(0.11)	11.74	13.91%	37,203	104%	1.67%	1.85%	0.92%
	(0.16)	10.41	(12.91)%	39,223	36%	1.67%	1.80%	1.10%
	(0.19)	12.11	(15.39)%	56,537	25%	1.67%	1.71%	1.48%
	(0.40)	14.51	9.35%	54,424	63%	1.64%	1.76%	1.51%
Class M11	(0.01)	12.08	2.70%	73,297	116%	2.17%	2.34%	(0.43)%
	(0.05)	11.77	13.41%	91,942	104%	2.17%	2.35%	0.42%
	(0.10)	10.43	(13.40)%	97,872	36%	2.17%	2.30%	0.60%
	(0.12)	12.14	(15.82)%	139,634	25%	2.17%	2.21%	0.98%
	(0.33)	14.55	8.86%	138,391	63%	2.14%	2.26%	1.02%
Class X	(0.01)	12.07	2.79%	21,000	116%	2.17%	2.34%	(0.43)%
	(0.05)	11.75	13.22%	25,797	104%	2.17%	2.35%	0.42%
	(0.10)	10.43	(13.33)%	27,589	36%	2.17%	2.30%	0.60%
	(0.12)	12.13	(15.77)%	37,635	25%	2.17%	2.21%	0.99%
	(0.33)	14.53	8.79%	42,330	63%	2.14%	2.26%	1.02%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 187

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations					Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Balanced Fund
Class A	10/31/04[10]	$12.58	$0.08		$-		$0.08	$(0.06)	$-	$-
Class B	10/31/04[10]	12.54	0.03		0.03		0.06	(0.03)	-	-
Class C	10/31/04	11.83	0.06		0.74		0.80	(0.07)	-	-
	10/31/03[12]	10.47	0.08		1.39		1.47	(0.11)	-	-
	10/31/02[12]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	-	-
	10/31/01[12]	13.10	0.15		(1.64)		(1.49)	(0.11)	-	-
	10/31/00[12]	12.80	0.16		0.40		0.56	(0.13)	-	(0.13)
Class L11	10/31/04	11.87	0.11		0.75		0.86	(0.13)	-	-
	10/31/03[12]	10.50	0.13		1.41		1.54	(0.17)	-	-
	10/31/02[12]	11.54	0.19	(a)	(1.04	)(a)	(0.85)	(0.19)	-	-
	10/31/01[12]	13.14	0.21		(1.64)		(1.43)	(0.17)	-	-
	10/31/00[12]	12.85	0.23		0.39		0.62	(0.20)	-	(0.13)
Class M11	10/31/04	11.84	0.06		0.73		0.79	(0.07)	-	-
	10/31/03[12]	10.47	0.08		1.40		1.48	(0.11)	-	-
	10/31/02[12]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	-	-
	10/31/01[12]	13.10	0.15		(1.64)		(1.49)	(0.11)	-	-
	10/31/00[12]	12.81	0.16		0.39		0.55	(0.13)	-	(0.13)
Class X	10/31/04	11.83	0.06		0.73		0.79	(0.07)	-	-
	10/31/03[12]	10.47	0.08		1.39		1.47	(0.11)	-	-
	10/31/02[12]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	-	-
	10/31/01[12]	13.09	0.15		(1.63)		(1.48)	(0.11)	-	-
	10/31/00[12]	12.80	0.16		0.39		0.55	(0.13)	-	(0.13)

See Notes to Financial Statements.

188 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Balanced Fund
Class A	$(0.06)	$12.60	0.68%	$4,451	216%	1.40%	1.71%	1.24%
Class B	(0.03)	12.57	0.39%	862	216%	2.15%	2.46%	0.49%
Class C	(0.07)	12.56	6.80%	18,375	216%	2.15%	2.46%	0.44%
	(0.11)	11.83	14.16%	23,359	129%	2.15%	2.51%	0.75%
	(0.14)	10.47	(7.87)%	22,188	119%	2.15%	2.45%	1.21	%(a)
	(0.11)	11.50	(11.44)%	32,294	122%	2.15%	2.41%	1.22%
	(0.26)	13.10	4.35%	36,859	119%	2.14%	2.42%	1.21%
Class L11	(0.13)	12.60	7.30%	22,716	216%	1.65%	1.96%	0.93%
	(0.17)	11.87	14.79%	31,493	129%	1.65%	2.01%	1.25%
	(0.19)	10.50	(7.46)%	29,785	119%	1.65%	1.96%	1.71	%(a)
	(0.17)	11.54	(10.96)%	37,523	122%	1.65%	1.91%	1.71%
	(0.33)	13.14	4.87%	38,001	119%	1.64%	1.91%	1.71%
Class M11	(0.07)	12.56	6.71%	68,387	216%	2.15%	2.46%	0.44%
	(0.11)	11.84	14.25%	69,656	129%	2.15%	2.51%	0.75%
	(0.14)	10.47	(7.87)%	67,109	119%	2.15%	2.46%	1.21	%(a)
	(0.11)	11.50	(11.44)%	86,075	122%	2.15%	2.41%	1.22%
	(0.26)	13.10	4.27%	93,323	119%	2.14%	2.42%	1.21%
Class X	(0.07)	12.55	6.71%	15,859	216%	2.15%	2.46%	0.44%
	(0.11)	11.83	14.26%	16,254	129%	2.15%	2.51%	0.75%
	(0.14)	10.47	(7.96)%	16,048	119%	2.15%	2.46%	1.21	%(a)
	(0.11)	11.50	(11.38)%	21,106	122%	2.15%	2.41%	1.22%
	(0.26)	13.09	4.27%	23,269	119%	2.14%	2.42%	1.20%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 189

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations					Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners High Yield Bond Fund
Class A	10/31/04[10]	$7.37	$0.29		$0.16		$0.45	$(0.30)	$-	$-
Class B	10/31/04[10]	7.36	0.26		0.16		0.42	(0.27)	-	-
Class C	10/31/04	7.23	0.46		0.31		0.77	(0.49)	-	-
	10/31/03[12]	6.26	0.50		0.98		1.48	(0.51)	-	-
	10/31/02[12]	6.96	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	-	-
	10/31/01[12]	8.02	0.71		(1.06)		(0.35)	(0.71)	-	-
	10/31/00[12]	9.13	0.80		(1.11)		(0.31)	(0.80)	-	-
Class L11	10/31/04	7.23	0.49		0.31		0.80	(0.52)	-	-
	10/31/03[12]	6.26	0.53		0.98		1.51	(0.54)	-	-
	10/31/02[12]	6.96	0.59	(b)	(0.69	)(b)	(0.10)	(0.60)	-	-
	10/31/01[12]	8.02	0.75		(1.06)		(0.31)	(0.75)	-	-
	10/31/00[12]	9.13	0.85		(1.11)		(0.26)	(0.85)	-	-
Class M11	10/31/04	7.22	0.46		0.31		0.77	(0.49)	-	-
	10/31/03[12]	6.25	0.49		0.98		1.48	(0.51)	-	-
	10/31/02[12]	6.96	0.55	(b)	(0.69	)(b)	(0.14)	(0.57)	-	-
	10/31/01[12]	8.02	0.71		(1.06)		(0.35)	(0.71)	-	-
	10/31/00[12]	9.13	0.80		(1.11)		(0.31)	(0.80)	-	-
Class X	10/31/04	7.22	0.46		0.31		0.77	(0.49)	-	-
	10/31/03[12]	6.25	0.49		0.98		1.48	(0.51)	-	-
	10/31/02[12]	6.95	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	-	-
	10/31/01[12]	8.01	0.71		(1.06)		(0.35)	(0.71)	-	-
	10/31/00[12]	9.13	0.80		(1.12)		(0.32)	(0.80)	-	-

See Notes to Financial Statements.

190 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners High Yield Bond Fund
Class A	$(0.30)	$7.52	6.47%	$7,587	49%	1.25%	1.46%	7.05%
Class B	(0.27)	7.51	6.04%	502	49%	2.00%	2.21%	6.30%
Class C	(0.49)	7.51	10.96%	26,291	49%	2.00%	2.21%	6.37%
	(0.51)	7.23	24.34%	37,091	48%	2.00%	2.18%	7.19%
	(0.57)	6.26	(2.24)%	22,882	35%	2.00%	2.23%	8.08	%(b)
	(0.71)	6.96	(4.58)%	16,599	31%	2.00%	2.33%	9.33%
	(0.80)	8.02	(3.68)%	12,637	20%	2.00%	2.27%	9.14%
Class L11	(0.52)	7.51	11.50%	23,262	49%	1.50%	1.71%	6.86%
	(0.54)	7.23	24.96%	36,377	48%	1.50%	1.68%	7.63%
	(0.60)	6.26	(1.75)%	23,613	35%	1.50%	1.74%	8.58	%(b)
	(0.75)	6.96	(4.10)%	26,426	31%	1.50%	1.82%	9.77%
	(0.85)	8.02	(3.20)%	16,581	20%	1.50%	1.78%	9.68%
Class M11	(0.49)	7.50	10.96%	105,842	49%	2.00%	2.21%	6.38%
	(0.51)	7.22	24.37%	127,974	48%	2.00%	2.18%	7.19%
	(0.57)	6.25	(2.39)%	83,293	35%	2.00%	2.23%	8.10	%(b)
	(0.71)	6.96	(4.58)%	80,038	31%	2.00%	2.33%	9.40%
	(0.80)	8.02	(3.68)%	73,413	20%	2.00%	2.27%	9.14%
Class X	(0.49)	7.50	11.11%	14,682	49%	2.00%	2.21%	6.37%
	(0.51)	7.22	24.20%	15,306	48%	2.00%	2.18%	7.24%
	(0.57)	6.25	(2.25)%	12,882	35%	2.00%	2.24%	8.12	%(b)
	(0.71)	6.95	(4.59)%	14,777	31%	2.00%	2.34%	9.46%
	(0.80)	8.01	(3.80)%	16,953	20%	2.00%	2.28%	9.16%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 191

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations					Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Bond Fund[9]
Class A	10/31/04[10,12]	$10.71	$0.12		$0.22		$0.34	$(0.14)	$-	$-
Class B	10/31/04[10,12]	10.60	0.08		0.22		0.30	(0.09)	-	-
Class C	10/31/04[12]	10.76	0.14		0.39		0.53	(0.18)	-	(0.32)
	10/31/03[12]	10.72	0.19		0.42		0.61	(0.24)	-	(0.33)
	10/31/02[12]	10.93	0.28	(a)	0.06	(a)	0.34	(0.30)	-	(0.25)
	10/31/01[12]	10.08	0.43		0.85		1.28	(0.43)	-	-
	10/31/00[12]	10.01	0.53		0.07		0.60	(0.53)	-	-
Class L11	10/31/04[12]	10.87	0.19		0.40		0.59	(0.24)	-	(0.32)
	10/31/03[12]	10.83	0.24		0.43		0.67	(0.30)	-	(0.33)
	10/31/02[12]	11.04	0.34	(a)	0.06	(a)	0.40	(0.36)	-	(0.25)
	10/31/01[12]	10.18	0.48		0.86		1.34	(0.48)	-	-
	10/31/00[12]	10.11	0.58		0.07		0.65	(0.58)	-	-
Class M11	10/31/04[12]	10.76	0.14		0.39		0.53	(0.18)	-	(0.32)
	10/31/03[12]	10.73	0.19		0.41		0.60	(0.24)	-	(0.33)
	10/31/02[12]	10.93	0.28	(a)	0.07	(a)	0.35	(0.30)	-	(0.25)
	10/31/01[12]	10.08	0.43		0.85		1.28	(0.43)	-	-
	10/31/00[12]	10.01	0.53		0.07		0.60	(0.53)	-	-
Class X	10/31/04[12]	10.78	0.14		0.39		0.53	(0.18)	-	(0.32)
	10/31/03[12]	10.74	0.20		0.42		0.62	(0.25)	-	(0.33)
	10/31/02[12]	10.94	0.28	(a)	0.07	(a)	0.35	(0.30)	-	(0.25)
	10/31/01[12]	10.09	0.43		0.85		1.28	(0.43)	-	-
	10/31/00[12]	10.02	0.53		0.07		0.60	(0.53)	-	-

See Notes to Financial Statements.

192 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Bond Fund[9]
Class A	$(0.14)	$10.91	3.39%	$14,745	132%	1.05%	1.28%	2.07%
Class B	(0.09)	10.81	2.94%	956	132%	1.80%	2.03%	1.31%
Class C	(0.50)	10.79	5.34%	52,454	132%	1.80%	2.03%	1.33%
	(0.57)	10.76	5.81%	86,927	260%	2.00%	2.05%	1.83%
	(0.55)	10.72	3.61%	104,916	250%	2.00%	2.07%	2.59	%(a)
	(0.43)	10.93	13.04%	75,605	394%	2.00%	2.06%	3.82%
	(0.53)	10.08	6.16%	27,548	464%	1.94%	2.11%	5.26%
Class L11	(0.56)	10.90	5.97%	58,104	132%	1.30%	1.53%	1.81%
	(0.63)	10.87	6.29%	97,836	260%	1.50%	1.54%	2.27%
	(0.61)	10.83	4.26%	109,692	250%	1.50%	1.57%	3.10	%(a)
	(0.48)	11.04	13.49%	93,305	394%	1.50%	1.54%	4.21%
	(0.58)	10.18	6.67%	34,799	464%	1.43%	1.59%	5.61%
Class M11	(0.50)	10.79	5.45%	178,505	132%	1.80%	2.03%	1.32%
	(0.57)	10.76	5.71%	247,291	260%	2.00%	2.05%	1.82%
	(0.55)	10.73	3.71%	287,193	250%	2.00%	2.07%	2.60	%(a)
	(0.43)	10.93	13.03%	217,344	394%	2.00%	2.06%	3.90%
	(0.53)	10.08	6.16%	102,417	464%	1.94%	2.11%	5.26%
Class X	(0.50)	10.81	5.32%	28,567	132%	1.80%	2.03%	1.31%
	(0.57)	10.78	5.80%	36,801	260%	2.00%	2.05%	1.82%
	(0.55)	10.74	3.72%	41,855	250%	2.00%	2.07%	2.61	%(a)
	(0.43)	10.94	13.02%	32,044	394%	2.00%	2.07%	3.98%
	(0.53)	10.09	6.16%	21,185	464%	1.94%	2.11%	5.28%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 193

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations						Less Distributions
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations		From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains
Strategic Partners Money Market Fund[9]
Class C	10/31/04	$1.00	$-	†	$-	†	$-	†	$- †	$-	$-
	10/31/03[12]	1.00	-	†	-	†	-	†	- †	-	-	†
	10/31/02[12]	1.00	0.001		-	†	0.001		(0.001)	-	-	†
	10/31/01[12]	1.00	0.030		-	†	0.030		(0.030)	-	-	†
	10/31/00[12]	1.00	0.043		-		0.043		(0.043)	-	-
Class D	10/31/04[10]	1.00	-	†	-	†	-		- †	-	-
Class L11	10/31/04	1.00	0.010		-	†	0.010		0.010	-	-
	10/31/03[12]	1.00	0.005		-	†	0.005		(0.005)	-	-	†
	10/31/02[12]	1.00	0.006		-	†	0.006		(0.006)	-	-	†
	10/31/01[12]	1.00	0.040		-	†	0.040		(0.040)	-	-	†
	10/31/00[12]	1.00	0.048		-		0.048		(0.048)	-	-
Class M11	10/31/04	1.00	-	†	-	†	-	†	- †	-	-
	10/31/03[12]	1.00	-	†	-	†	-	†	- †	-	-	†
	10/31/02[12]	1.00	0.001		-	†	0.001		(0.001)	-	-	†
	10/31/01[12]	1.00	0.030		-	†	0.030		(0.030)	-	-	†
	10/31/00[12]	1.00	0.042		-		0.042		(0.043)	-	-
Class X	10/31/04	1.00	-	†	-	†	-	†	- †	-	-
	10/31/03[12]	1.00	-	†	-	†	-	†	- †	-	-	†
	10/31/02[12]	1.00	0.001		-	†	0.001		(0.001)	-	-	†
	10/31/01[12]	1.00	0.030		-	†	0.030		(0.030)	-	-	†
	10/31/00[12]	1.00	0.042		-		0.042		(0.043)	-	-

See Notes to Financial Statements.

194 Visit our website at www.strategicpartners.com

			Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Money Market Fund[9]
Class C	$- †	$1.00	0.00%	$22,084	-%	1.23%	1.90%	0.01%
	- †	1.00	0.00%	45,723	-%	1.32%	1.92%	- †
	(0.001)	1.00	0.15%	73,787	-%	1.89%	1.96%	0.13%
	(0.030)	1.00	3.09%	73,282	-%	1.91%	1.91%	2.95%
	(0.043)	1.00	4.33%	31,743	-%	1.98%	1.98%	4.43%
Class D	(0.003)	1.00	0.29%	15,973	-%	0.83%	1.38%	0.51%
Class L11	(0.005)	1.00	0.50%	44,800	-%	0.72%	1.40%	0.50%
	(0.005)	1.00	0.50%	103,228	-%	0.80%	1.42%	0.50%
	(0.006)	1.00	0.65%	135,044	-%	1.39%	1.46%	0.66%
	(0.040)	1.00	3.61%	176,679	-%	1.41%	1.41%	3.55%
	(0.048)	1.00	4.85%	108,598	-%	1.48%	1.48%	5.03%
Class M11	- †	1.00	0.00%	79,944	-%	1.25%	1.91%	0.01%
	- †	1.00	0.00%	120,172	-%	1.31%	1.92%	- †
	(0.001)	1.00	0.15%	157,867	-%	1.89%	1.96%	0.14%
	(0.030)	1.00	3.09%	147,983	-%	1.91%	1.91%	2.78%
	(0.043)	1.00	4.33%	75,980	-%	1.98%	1.98%	4.27%
Class X	- †	1.00	0.00%	16,830	-%	1.25%	1.91%	0.01%
	- †	1.00	0.00%	24,933	-%	1.30%	1.92%	- †
	(0.001)	1.00	0.15%	32,558	-%	1.89%	1.96%	0.14%
	(0.030)	1.00	3.09%	30,941	-%	1.91%	1.91%	2.95%
	(0.043)	1.00	4.33%	18,632	-%	1.98%	1.98%	4.16%

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 195

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

1  Total return for Class X shares does not reflect the payment of bonus shares.

2  Annualized for periods less than one year.

3  Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.

4  Commenced operations on November 1, 1999.

5  Commenced operations on March 1, 2000.

6  Commenced operations on September 11, 2000.

7  Commenced operations on March 1, 2001.

8  Commenced operations on May 1, 2002.

9  For the Periods ended 10/31/00, 10/31/01, and 10/31/02 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio.

10  Opened on April 12, 2004.

11  Converted from classes A and B to classes L and M, respectively on April 12, 2004.

12  Calculations are based on the average daily number of shares outstanding.

(a)  The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a $(0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic Balanced and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02. Ratios for prior periods have not been restated to reflect this change.

(b)  The adoption of the change in amortization method had a $0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively. Ratios for prior periods have not been restated to reflect this change.

†  Less than $0.005

196 Visit our website at www.strategicpartners.com

Certain Risk Factors and Investment Methods

The following is a description of certain securities and investment methods that the Funds may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Fund is described above under "Investment Programs of the Funds," and an investor should refer to that section to obtain information about each Fund. In general, whether a particular Fund may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Funds.

DERIVATIVE INSTRUMENTS

To the extent permitted by the investment objectives and policies of a Fund, a Fund may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Fund may purchase and write (sell) call and put options on swaps, securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. A Fund may also enter into total return and credit default swaps. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. Strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Fund to set aside assets to meet its obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. There is no assurance that a Fund will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options. Most of the Funds (except for the Strategic Partners Money Market Fund) may engage in at least some types of options transactions. The purchaser of an option

Strategic Partners Mutual Funds, Inc. 197

Certain Risk Factors and Investment Methods

on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Fund will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Funds will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Funds' records). By writing a call option, a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Fund that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Fund will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Fund that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Fund may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Fund may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options. Each Fund (except the Strategic Partners Relative Value Fund, and the Strategic Partners Money Market Fund) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial

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futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Fund may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Fund differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available

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information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Company's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries. Although none of the Funds invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Securities of issuers in developing countries

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may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Fund's share price and the amounts it distributes to shareholders in dividends may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Fund may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions. A Fund that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Fund may enter into a forward contract to increase exposure to a foreign currency when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Fund's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Fund may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Fund will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Funds' records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Fund share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Fund's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in

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a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Funds' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES

Most of the Funds, including the Funds that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund's income, but also will increase the credit risk to which the Fund is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the

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market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Fund find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage-backed security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

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Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage-backed securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES

Asset-backed securities conceptually are similar to mortgage-backed securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS

Certain of the Funds may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Funds (other than the Strategic Partners Relative Value Fund, Strategic Partners Core Value Fund, Strategic Partners Large Cap Core Fund and Strategic Partners

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Equity Income Fund) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Funds will generally engage in such when-issued, delayed-delivery or forward commitment transactions with the intent of actually acquiring the securities, a Fund may sometimes sell such a security prior to the settlement date. The Strategic Partners Money Market Fund will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

Certain Funds may also sell securities on a delayed-delivery or forward commitment basis. If the Fund does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

Subject to guidelines adopted by the Board, each Fund may invest up to 15% of its net assets in illiquid securities (except for the Strategic Partners Money Market Fund, which is limited to 10% of its net assets, and the Strategic Partners Core Value Fund and Strategic Partners Large Cap Core Fund, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Fund's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market

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rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Fund's limit on illiquid securities.

A Fund that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. A Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The Strategic Partners High Yield Bond Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.

REVERSE REPURCHASE AGREEMENTS

Certain Funds (specifically, the Strategic Partners International Growth Fund, the Strategic Partners Small-Cap Growth Opportunity Fund, the Strategic Partners Mid-Cap Growth Fund, the Strategic Partners Relative Value Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, the Strategic Partners Bond Fund, the Strategic Partners High Yield Bond Fund and the Strategic Partners Money Market Fund) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Fund and, like borrowing money, may increase fluctuations in a Fund's share price. When entering into a reverse repurchase agreement, a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING

Each Fund may borrow money from banks. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, such Fund must reduce such borrowings so as to meet the necessary test within three business days. Certain Funds (the Strategic Partners Small Company Fund, the Strategic Partners Relative Value Fund, and the Strategic Partners Money Market Fund) will not purchase securities when outstanding borrowings are greater than 5% of the Fund's total assets. If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

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LENDING PORTFOLIO SECURITIES

Each Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Fund has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Fund. The Fund could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower's default. These events could trigger adverse tax consequences to a Fund. Lending securities involves certain other risks, including the risk that the Fund will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES

Investments of Uninvested Cash. The Company has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Funds can "sweep" excess cash balances of the Funds to those funds for temporary investment purposes. Under the 1940 Act, as amended, the Funds investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate. Certain Sub-advisors may invest Fund assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also "sweep" excess cash balances of the Funds to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of the Fund's total assets are invested in shares of an affiliated money market mutual fund or short-term bond funds.

Investments in Other Investment Companies. Investments by the Funds in other investment companies will result in an additional layer of fees for Fund shareholders. The additional layer of fees is charged to the Funds in their capacity as a shareholder in the other investment company. Under the 1940 Act, as amended, the Funds' investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate.

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EXCHANGE-TRADED FUNDS (ETFs)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track.

Risks specific to investments in ETFs include price volatility due to lack of liquidity for certain securities held by the ETF. An exchange may halt trading in the ETF due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF shares inadvisable. There are tax consequences associated with investments in ETF shares. An ETF's NAV may not correspond with the ETF's market price, trading at a premium or discount to the NAV. Price differences may occur due to supply of and demand for ETF shares in the secondary trading market differing from supply and demand for the individual or aggregate stocks underlying the ETF.

SHORT SALES "AGAINST THE BOX"

While none of the Funds will make short sales generally, the Strategic Partners International Growth Fund, the Strategic Partners Small-Cap Growth Opportunity Fund, the Strategic Partners Mid-Cap Growth Fund, the Strategic Partners Technology Fund, the Strategic Partners Health Sciences Fund, the Strategic Partners Managed OTC Fund, the Strategic Partners Capital Growth Fund the Strategic Partners Concentrated Growth Fund, the Strategic Partners Growth with Income Fund, the Strategic Partners Capital Income Fund, the Strategic Partners Balanced Fund, the Strategic Partners High Yield Bond Fund, and the Strategic Partners Bond Fund may make short sales "against the box." A short sale against the box involves selling a security that the Fund owns, or has the right to obtain without additional cost, for delivery at a specified date in the future. A Fund may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS

Certain Funds may participate in the initial public offering ("IPO") market, and a portion of a Fund's returns may be attributable to Fund investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

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Mailing Address

Prudential Mutual Fund Services LLC

P.O. Box 8098

Philadelphia, PA 19176

Telephone

(800) 225-1852

(973) 367-3529 (from outside the U.S.)

Website

www.strategicpartners.com

Investment Managers

American Skandia Investment Services, Incorporated

One Corporate Drive

Shelton, CT 06484

Prudential Investments LLC

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102

Sub-Advisors

A I M Capital Management, Inc.

Alliance Capital Management L.P.

American Century Investment Management, Inc.

Deutsche Asset Management, Inc.

The Dreyfus Corporation

GAMCO Investors, Inc.

Goldman Sachs Asset Management, L.P.

Marsico Capital Management, LLC

Massachusetts Financial Services Company

Neuberger Berman Management Inc.

Pacific Investment Management Company LLC

ProFund Advisors LLC

Prudential Investment Management, Inc.

Sanford C. Bernstein & Co., LLC

T. Rowe Price Associates, Inc.

William Blair & Co., LLC

DISTRIBUTORS

American Skandia Marketing, Incorporated

One Corporate Drive

Shelton, CT 06484

Prudential Investment Management Services LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Transfer and Dividend Paying Agents

Prudential Mutual Fund Services LLC

P.O. Box 8179

Philadelphia, PA 19176

Custodians

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

JP Morgan Chase Bank

4 MetroTech Center

Brooklyn, NY 11245

Administrator

PFPC Inc.

103 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

INVESTOR INFORMATION SERVICES

The Company provides 24-hour information services via a toll-free number on Fund yields and prices, mutual fund information account values, and your most recent transaction as well as the ability to request checks and duplicate statements. We also provide the capability to process certain transactions such as purchases, exchanges and redemptions by using this service from a touch-tone telephone provided that you have established a personal identification number (PIN). Shareholder inquiries should be made by calling 800-225-1852 or by writing to Prudential Mutual Fund Services LLC at P.O. Box 8098, Philadelphia, PA 19176.

Additional information about the Funds is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Company, in accordance with applicable laws and regulations, may begin mailing only one copy of the Company's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 800-225-1852 or write to Prudential Mutual Fund Services LLC at P.O. Box 8098, Philadelphia, PA 19176. The Company will begin sending individual copies to you within thirty days of receipt of revocation.

The information in Company filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Company is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

MFSP601A

Investment Company Act File No.: 811-08085

STATEMENT OF ADDITIONAL INFORMATION	August 5, 2005

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Table of Contents

GENERAL INFORMATION........................................................................................................................................................	B-2
INVESTMENT PROGRAMS OF THE FUNDS..........................................................................................................................	B-3
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:.......................................................................................	B-3
STRATEGIC PARTNERS SMALL-CAP GROWTH OPPORTUNITY FUND:....................................................................	B-6
STRATEGIC PARTNERS MANAGED SMALL-CAP GROWTH FUND:...........................................................................	B-10
STRATEGIC PARTNERS SMALL COMPANY FUND:........................................................................................................	B-14
STRATEGIC PARTNERS MID-CAP GROWTH FUND:.......................................................................................................	B-23
STRATEGIC PARTNERS RELATIVE VALUE FUND:........................................................................................................	B-26
STRATEGIC PARTNERS TECHNOLOGY FUND:...............................................................................................................	B-33
STRATEGIC PARTNERS HEALTH SCIENCES FUND:......................................................................................................	B-41
STRATEGIC PARTNERS MANAGED OTC FUND:.............................................................................................................	B-49
STRATEGIC PARTNERS CAPITAL GROWTH FUND:.......................................................................................................	B-54
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND:.......................................................................................	B-58
STRATEGIC PARTNERS CORE VALUE FUND:.................................................................................................................	B-61
STRATEGIC PARTNERS LARGE CAP CORE FUND:........................................................................................................	B-64
STRATEGIC PARTNERS EQUITY INCOME FUND:..........................................................................................................	B-68
STRATEGIC PARTNERS GROWTH WITH INCOME FUND:............................................................................................	B-70
STRATEGIC PARTNERS CAPITAL INCOME FUND:........................................................................................................	B-80
STRATEGIC PARTNERS BALANCED FUND:....................................................................................................................	B-81
STRATEGIC PARTNERS HIGH YIELD BOND FUND:.......................................................................................................	B-93
STRATEGIC PARTNERS BOND FUND:...............................................................................................................................	B-117
STRATEGIC PARTNERS MONEY MARKET FUND:..........................................................................................................	B-130
FUNDAMENTAL INVESTMENT RESTRICTIONS.................................................................................................................	B-132
CERTAIN RISK FACTORS AND INVESTMENT METHODS.................................................................................................	B-134
ADDITIONAL PERFORMANCE INFORMATION...................................................................................................................	B-151
MANAGEMENT OF THE COMPANY.......................................................................................................................................	B-155
INVESTMENT ADVISORY & ADMINISTRATION SERVICES.............................................................................................	B-164
FUND EXPENSES........................................................................................................................................................................	B-212
DISTRIBUTION ARRANGEMENTS..........................................................................................................................................	B-214
DETERMINATION OF NET ASSET VALUE............................................................................................................................	B-218
ADDITIONAL INFORMATION ON THE
PURCHASE AND REDEMPTION OF SHARES........................................................................................................................	B-220
PORTFOLIO TRANSACTIONS..................................................................................................................................................	B-220
TAX CONSIDERATIONS............................................................................................................................................................	B-226
CAPITAL STOCK OF THE COMPANY &
PRINCIPAL HOLDERS OF SECURITIES..................................................................................................................................	B-229
OTHER INFORMATION.............................................................................................................................................................	B-239
FINANCIAL STATEMENTS.......................................................................................................................................................	B-239
APPENDIX....................................................................................................................................................................................	B-240

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Company’s current Prospectus, dated August 5, 2005   A copy of the Company’s Prospectus may be obtained by calling Prudential Mutual Fund Services, LLC at 800-225-1852.

MFSP601B

GENERAL INFORMATION

Strategic Partners Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of twenty investment portfolios (each a “Fund” and together the “Funds”).  The Company was established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund’s commencement of operations on July 28, 1997.  Prior to April 12, 2004, the Company was known as American Skandia Advisor Funds, Inc.

Effective as of April 12, 2004, each of the Funds was re-named.  The table below sets forth the name of each Fund prior to April 12, 2004, and the new name of each Fund effective as of April 12, 2004:

OLD NAME	NEW NAME

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

ASAF PBHG SMALL-CAP GROWTH FUND

STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND

ASAF DEAM SMALL-CAP GROWTH FUND

STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND

ASAF GABELLI SMALL-CAP VALUE FUND

STRATEGIC PARTNERS SMALL COMPANY FUND

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND

STRATEGIC PARTNERS MID CAP GROWTH FUND

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

STRATEGIC PARTNERS RELATIVE VALUE FUND

ASAF INVESCO TECHNOLOGY FUND

STRATEGIC PARTNERS TECHNOLOGY FUND

ASAF INVESCO HEALTH SCIENCES FUND

STRATEGIC PARTNERS HEALTH SCIENCES FUND

ASAF PROFUND MANAGED OTC FUND

STRATEGIC PARTNERS MANAGED OTC FUND

ASAF MARSICO CAPITAL GROWTH FUND

STRATEGIC PARTNERS CAPITAL GROWTH FUND

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

ASAF SANFORD BERNSTEIN CORE VALUE FUND

STRATEGIC PARTNERS CORE VALUE FUND

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND

STRATEGIC PARTNERS MANAGED INDEX 500 FUND*

ASAF ALLIANCE GROWTH AND INCOME FUND

STRATEGIC PARTNERS EQUITY INCOME FUND
ASAF MFS GROWTH WITH INCOME FUND

STRATEGIC PARTNERS GROWTH WITH INCOME FUND
ASAF INVESCO CAPITAL INCOME FUND

STRATEGIC PARTNERS CAPITAL INCOME FUND
ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

STRATEGIC PARTNERS BALANCED FUND
ASAF FEDERATED HIGH YIELD BOND FUND

STRATEGIC PARTNERS HIGH YIELD BOND FUND

ASAF PIMCO TOTAL RETURN BOND FUND

STRATEGIC PARTNERS BOND FUND

ASAF MONEY MARKET FUND

STRATEGIC PARTNERS MONEY MARKET FUND

*              Effective June 29, 2005, the name of the Fund has changed to Strategic Partners Large Cap Core Fund.

American Skandia Investment Services, Incorporated (“ASISI”) and Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”) serve as co-managers of the Funds.  Currently, the Investment Managers engage the following sub-advisors (“Sub-advisors”) for the investment management of each Fund: (a)  Strategic Partners International Growth Fund: William Blair & Company, L.L.C.; (b) Strategic Partners Managed Small-Cap Growth Fund and Strategic Partners Small Cap Growth Opportunity Fund: Deutsche Asset Management, Inc.; (c) Strategic Partners Small Company Fund: GAMCO Investors, Inc.; (d) Strategic Partners Mid-Cap Growth Fund, Strategic Partners Concentrated Growth Fund and Strategic Partners High Yield Bond Fund: Goldman Sachs Asset Management, L.P.; (e) Strategic Partners Relative Value Fund: Neuberger Berman Management Inc.; (f) Strategic Partners Technology Fund:  The Dreyfus Corporation; (g) Strategic Partners Health Sciences Fund:  A I M Capital Management, Inc.; (h) Strategic Partners Capital Income Fund: T. Rowe Price Associates, Inc.: (i) Strategic Partners Managed OTC Fund: ProFund Advisors LLC; (j) Strategic Partners Capital Growth Fund: Marsico Capital Management, LLC.; (k) Strategic Partners Core Value Fund, Strategic Partners Large Cap Core Fund: Sanford C. Bernstein & Co., LLP; (l) Strategic Partners Equity Income Fund: Alliance Capital Management L.P.; (m) Strategic Partners Growth with Income Fund: Massachusetts Financial Services Company; (n) Strategic Partners Balanced Fund: American Century Investment Management, Inc.; (o) Strategic Partners Bond Fund: Pacific Investment Management Company LLC; and (p) Strategic Partners Money Market Fund: Prudential Investment Management, Inc.

INVESTMENT PROGRAMS OF THE FUNDS

The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Fund.  The investment objective of each Fund and supplemental information regarding its investment policies are described below separately for each Fund.

The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not “fundamental” policies and may be changed by the Directors of the Company, where applicable, without shareholder approval.  Those investment policies specifically labeled as “fundamental,” including those described in the “Fundamental Investment Restrictions” section of this SAI, may not be changed without shareholder approval.  Fundamental investment policies of a Fund may be changed only with the approval of at least the lesser of (1) 67% or more of the total shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented, or (2) a majority of the outstanding shares of the Fund.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Investment Policies:

Futures, Options and Other Derivative Instruments.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contracts positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund’s assets.

The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly.  The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Swaps and Swap-Related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.  For an additional discussion of these strategies, see this SAI under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Zero-Coupon, Pay-In-Kind and Step Coupon Securities.  The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities.  For a discussion of zero-coupon debt securities and the risks involved therein, see this SAI under “Certain Risk Factors and Investment Methods.”

Pass-Through Securities.  The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests.  A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund.  For an additional discussion of pass-through securities and certain risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.  The Fund will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account.  For a discussion of reverse repurchase agreements and the risks involved therein, see the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Income-Producing Securities.  Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters.  The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners International Growth Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval:

1.                                       The Fund will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

2.                                       The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

3.                                       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

4.                                       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

5.                                       The Fund does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates.

6.                                       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7.                                       The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors of the Company, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

8.                                       The Fund may not invest in companies for the purpose of exercising control of management.

STRATEGIC PARTNERS SMALL-CAP GROWTH OPPORTUNITY FUND:

Investment Objective:  The investment objective of the Fund is to seek maximum appreciation of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

Options.  The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund’s custodian for the term of the option a segregated account consisting of cash or other liquid securities (“eligible securities”) to the extent required by applicable regulation in connection with the optioned securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

For an additional discussion of investing in options and the risks involved therein, see this Statement and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Over-the-Counter Options.  The Fund may deal in over-the-counter traded options (“OTC options”).  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.  In writing OTC options, the Fund receives the premium in advance from the dealer.  OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

The staff of the SEC takes the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities.  Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Options on Securities Indices.  The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation.  When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Financial Futures Contracts and Related Options.  The Fund may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Fund’s pursuit of its investment objective.  Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund’s futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

The market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

The Fund may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Fund’s Prospectus under “Certain Risk Factors and Investment Methods.”

Section 4(2) Paper.  The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Fund’s limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Company’s Board of Directors (the “Board”).

Collateralized Obligations.  The Fund may invest in asset-backed and mortgage-backed securities, including interest only (“IO”) and principal only (“PO”) securities (collectively, “collateralized obligations”).  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect “strip” the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (“IO”) and principal only (“PO”) securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements.

Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of the Fund’s limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board.

In reliance on an interpretation by the SEC, the Fund’s investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

Inverse Floaters. The Fund may also invest in “inverse floaters.”  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Managed Small-Cap Growth Fund.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Fund will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       Invest for the purpose of exercising control or management of another issuer.

3.                                       Purchase securities of other investment companies, except in compliance with the 1940 Act.

4.                                       Invest more than 15% of its net assets in illiquid securities.

STRATEGIC PARTNERS MANAGED SMALL-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek maximum appreciation of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

Options.  The Fund may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Fund’s custodian for the term of the option a segregated account consisting of cash or other liquid securities (“eligible securities”) to the extent required by applicable regulation in connection with the optioned securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option, the Fund owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Fund may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

For an additional discussion of investing in options and the risks involved therein, see this Statement and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Over-the-Counter Options.  The Fund may deal in over-the-counter traded options (“OTC options”).  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.  In writing OTC options, the Fund receives the premium in advance from the dealer.  OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

The staff of the SEC takes the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities.  Accordingly, the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in other illiquid securities, would exceed 15% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Options on Securities Indices.  The Fund, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation.  When the Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Fund may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Financial Futures Contracts and Related Options.  The Fund may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Fund’s pursuit of its investment objective.  Also, if the Fund owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund’s futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

The market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

The Fund may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Fund’s Prospectus under “Certain Risk Factors and Investment Methods.”

Section 4(2) Paper.  The Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Fund’s limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board.

Collateralized Obligations.  The Fund may invest in asset-backed and mortgage-backed securities, including interest only (“IO”) and principal only (“PO”) securities (collectively, “collateralized obligations”).  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

The Fund will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Fund.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect “strip” the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (“IO”) and principal only (“PO”) securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements.

Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of the Fund’s limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board.

In reliance on an interpretation by the SEC, the Fund’s investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

Inverse Floaters. The Fund may also invest in “inverse floaters.”  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Managed Small-Cap Growth Fund.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Fund will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       Invest for the purpose of exercising control or management of another issuer.

3.                                       Purchase securities of other investment companies, except in compliance with the 1940 Act.

3.                                       Invest more than 15% of its net assets in illiquid securities.

STRATEGIC PARTNERS SMALL COMPANY FUND:

Investment Objective:  The investment objective of the Fund is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

Although primarily all of the Fund’s assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks.  The fixed-income securities in which the Fund may invest include, but are not limited to, those described below.  See this SAI under “Certain Risk Factors and Investment Methods,” for an additional discussion of debt obligations.

U.S. Government Obligations.  Bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations.  Certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities.  Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

Commercial Paper.  Short-term promissory notes issued by corporations primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

Foreign Government Securities.  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Savings and Loan Obligations.  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Entities.  The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

Lower-Rated Debt Securities.  The Fund’s investment program permits it to purchase below investment grade securities, commonly referred to as “junk bonds.”  The Fund will not purchase a junk bond if immediately after such purchase the Fund would have more than 5% of its total assets invested in such securities.  Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities.  However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities.  Lower quality investments entail a higher risk of default — that is, the nonpayment of interest and principal by the issuer than higher quality investments.  Such securities are also subject to special risks, discussed below.  Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk.  There can, of course, be no assurance that the Fund will achieve its investment objective.

After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  However, the Sub-advisor will consider such event in its determination of whether the Fund should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company’s Prospectus.

Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor’s credit analysis than would be the case if the Fund was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated bonds, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Writing Covered Call Options.  The Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund.  In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in the Sub-advisor’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options.  This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return.  When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.  The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option.  The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.  Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund.  This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund’s total assets.  In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options.  The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency.  In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Fund.  In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund’s total assets.  In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

Purchasing Put Options.  The Fund may purchase American or European style put options.  As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options,  exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this SAI under “Certain Risk Factors and Investment Methods.”

The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options.  The Fund may purchase American or European style call options.  As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided in this SAI under “Certain Risk Factors and Investment Methods.”

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

Dealer (Over-the-Counter) Options.  The Fund may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this SAI under “Certain Risk Factors and Investment Methods.”

Futures Contracts:

Transactions in Futures.  The Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures” or “futures contracts”).  The Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to attempt to hedge a portion of the Fund, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Fund may purchase or sell futures contracts with respect to any stock index.  Nevertheless, to hedge the Fund successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund’s securities.

Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund.  In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund’s objectives in these areas.

Regulatory Limitations.  The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed.  Assets used as cover cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund’s assets as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.  The Fund may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc.  Such aggregated orders would be allocated among the Fund and such other portfolios managed by the Sub-advisor in a fair and non-discriminatory manner.  See this SAI and Company’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks in options and future contracts.

Additional Futures and Options Contracts.  Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options.  The Fund is permitted to invest in foreign futures and options.  For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.   The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  There are special risks in foreign investing.  Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest.  Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East.  For an additional discussion of certain risks involved in investing in foreign securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio.  The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and policies.  However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid assets and currency available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign currency transactions, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which may be treated as Section 1256 contracts and/or part of a straddle.

Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time.  Gains or losses from the normal closing or settlement of such contracts, as well as from the disposition of such contracts, will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss).  The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign currency denominated bond or currency position (or certain other positions) may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting a written in-the-money “qualified covered call” option on an equity security generally will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options on equity securities, may be long-term capital loss, if the security covering the option was held for more than one year prior to the writing of the option.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., generally dividends, interest, income derived from certain securities loans, and gains from the sale of securities or currencies.  There could be legislative, judicial or administrative developments that limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

In addition, entering into certain options, futures contracts, or forward contracts may be deemed a “constructive sale” of offsetting securities, which could result in a taxable gain to the Fund.  The Fund would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

Hybrid Instruments.  Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter “Hybrid Instruments).  Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in investing in hybrid instruments see this SAI under “Certain Risk Factors and Investment Methods.”

Reverse Repurchase Agreements.  Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so.  Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

Short Sales.  The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales “against the box”).  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

To secure its obligations to deliver the securities sold short, the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein, see this SAI under “Certain Risk Factor and Investment Methods.”

Investment in Small, Unseasoned Companies.  The Fund may invest in small, less well-known companies that have operated for less than three years (including predecessors).  The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Corporate Reorganizations.  In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal.  However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the issuer as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-advisor, which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will be subject to its diversification and other investment restrictions, including the requirement that, except with respect to 25% of its assets, not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under “Fundamental Investment Restrictions”).  Because such investments are ordinarily short term in nature, they will tend to increase the Fund’s portfolio turnover rate, thereby increasing its brokerage and other transaction expenses.  The Sub-advisor intends to select investments of the type described that, in its view, have a reasonable prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

Lending of Fund Securities.  Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

When-Issued Securities and Forward Commitment Contracts.  The Fund may purchase securities on a “when-issued” or delayed delivery basis and may purchase securities on a forward commitment basis.  Any or all of the Fund’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards.  The Fund will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  For a discussion of these securities and the risks involved therein, see this SAI under “Certain Risk Factors and Investment Methods.”

Money Market Securities.  The Fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

Investment Opportunities and Related Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund.  The securities in which the Fund might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Sub-advisor or their advisory accounts have or acquire a significant position in the same securities.  However, the Sub-advisor does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives.  In addition, orders for the Fund generally are accorded priority of execution over orders entered on behalf of accounts in which the Sub-advisor or its affiliates have a substantial pecuniary interest.  The Fund may invest in the securities of companies that are investment management clients of the Sub-advisor’s affiliates.  In addition, portfolio companies or their officers or directors may be minority shareholders of the Sub-advisor or its affiliates.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.   The following limitations are applicable to the Strategic Partners Small Company Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       Purchase additional securities when money borrowed exceeds 5% of its total assets;

3.                                       Invest in companies for the purpose of exercising management or control;

4.                                       Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund’s net asset value;

5.                                       Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

6.                                       Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 (the “1940 Act”) or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

7.                                       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

8.                                       Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of borrowing or investment;

9.                                       Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company’s Prospectus and this SAI;

10.                                 Sell securities short, except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

11.                                 Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

STRATEGIC PARTNERS MID-CAP GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term growth of capital.

Investment Policies:

Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are described in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.  The Fund may invest in securities of money market funds managed by the Sub-advisor in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

Municipal Obligations.  The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.  The value of municipal obligations can be affected by changes in their actual or perceived credit quality.  The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security.  Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Income-Producing Securities.  Types of income-producing securities that the Fund may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, and (ii) tender option bonds, which are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.  Variable and floating rate obligations often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.  The Fund may also acquire standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price.

The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.  The Fund may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security.  If movements in interest rates are incorrectly anticipated, the Fund could lose money or its net asset value could decline by the use of inverse floaters.  The Fund will not invest more than 5% of its assets in inverse floaters.  The Fund may also invest in strip bonds, which are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Fund may invest in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this SAI under “Certain Risk Factors and Investment Methods.”  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.  Additionally, the Fund may have to sell portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law requirements to distribute income accrued, but not actually received, on zero coupon, step coupon and pay-in-kind securities.  This may cause the Fund to incur capital gains or losses on such sales, as well as reduce the assets to which Fund expenses could be allocated and reduce the rate of return for the Fund.  For additional discussion of potential tax consequences of investing in zero coupon securities, see this SAI under “Tax Considerations.”

High-Yield/High-Risk Securities.  The Fund may invest in bonds that are rated below investment grade.  The Fund may also invest in unrated debt securities of foreign and domestic issuers.  Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating.  The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds.  Unrated bonds will be included in those bonds rated below investment grade unless the Sub-advisor deems such securities to be the equivalent of investment grade securities.  For a description of these securities and a discussion of the risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Fund may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation.  Notwithstanding the Sub-advisor’s belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses.  Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings.  Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices.  The Fund will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio’s ability to readily dispose of securities to meet redemptions.

Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Reverse Repurchase Agreements.  The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.  The Fund will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.  This technique may also have a leveraging effect on the Fund, although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

For an additional discussion of reverse repurchase agreements and their risks, see the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Forward Contracts.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund’s total assets.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund’s assets.

The Fund may buy or write options that are traded on United States and foreign securities exchanges and over-the-counter on the types of securities, and on indices based on the types of securities, in which the Fund is permitted to invest directly.  The Fund will effect over-the-counter options transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option purchased or written by the Fund in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Fund’s obligations under an option it has written, as the case may be, will be subject to the Fund’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain of their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Swaps and Swap-Related Products.  The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.  If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps.  To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the payments that it contractually is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Mid-Cap Growth Fund.  These limitations are not “fundamental” restrictions, and may be changed by the Directors without shareholder approval.

1.                                       The Fund will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3.                                       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4.                                       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, margin and other deposits in connection with transactions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

5.                                       The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Directors, or the Fund’s Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

6.                                       The Fund may not invest in companies for the purpose of exercising control of management.

STRATEGIC PARTNERS RELATIVE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

Securities Loans.  In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3%

of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by the Sub-advisor.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.  The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Fund’s investment limitations and policies concerning borrowings.  The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.  There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Covered Call Options.  The Fund may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions.  Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Fund on the Fund’s net asset value.  Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  The Fund writes only “covered” call options on securities it owns.  So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Fund may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return.  When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.

Options are traded both on national securities exchanges and in the over-the-counter (“OTC”) market.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option.  In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee.  Thus, when the Fund sells or purchases an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a “closing purchase transaction” with the dealer to whom or from whom the Fund originally sold or purchased the option.  The Sub-advisor monitors the creditworthiness of dealers with which the Fund may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.  For an additional discussion of OTC options and their risks, see this SAI under “Certain Risk Factors and Investment Methods.”

The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment.  The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value.

The Fund pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions.  These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

For an additional discussion of options and their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Fund may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Fund’s quality standards.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities, (3) CDs, commercial paper, fixed-time deposits, and bankers’ acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities.  The Fund may invest in lower-rated foreign debt securities subject to the Fund’s 15% limitation on lower-rated debt securities.  Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this SAI and in the Company’s Prospectus under “Investment Programs of the Funds” and “Certain Risk Factors and Investment Methods.”

In order to limit the risk inherent in investing in foreign currency-denominated securities, the Fund may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities.  Within such limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Foreign Currency Transactions.  The Fund may engage in foreign currency exchange transactions.  Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies (“forward contracts”).  The Fund may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund’s net assets.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund’s securities denominated in such foreign currency.  The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

When the Fund engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.  At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

While the Fund may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

When the Fund engages in forward contracts for the sale or purchase of currencies, the Fund will either cover its position or establish a segregated account.  The Fund will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost.  In the alternative, the Fund will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account.  The amounts in such separate account will equal the value of the Fund’s assets which are committed to the consummation of foreign currency exchange contracts.  If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

For an additional discussion of forward foreign currency exchange contracts and their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency.  If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency.  This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities denominated in that currency.

Conversely, if the dollar value of a currency in which securities to be acquired by the Fund are denominated rises, thereby increasing the cost of such securities, the Fund may purchase call options on such currency.  If the value of such currency increases sufficiently, the Fund will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes.  For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired.  If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received.  However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Fund could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium.  As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.  Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration.  A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash, fixed income or equity securities in a segregated account with its custodian.

The risks of currency options are similar to the risks of other options, as discussed above and in this SAI under “Certain Risk Factors and Investment Methods.”

Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies (“Hedging Instruments”).  The Fund will comply with SEC staff guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities.  Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations.  The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

Preferred Stock.  The Fund may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Fixed Income Securities.  The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or any other nationally recognized statistical rating organization (“NRSRO”), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities (“Comparable Unrated Securities”).  In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (“credit risk”) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (“market risk”).  Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities.  An economic downturn affecting the issuer may result in an increased incidence of default.  The market for lower-rated securities may be thinner and less active than for higher-rated securities.  Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

Convertible Securities.  The Fund may invest in convertible securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed-income investments.

Convertible securities are typically issued by smaller companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody’s (P-1), or deemed by the Sub-advisor to be of equivalent quality.

The Fund may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in Section 4(2) of the Securities Act of 1933.  While such securities normally will be considered illiquid and subject to the Fund’s 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board.

Zero Coupon Securities.   The Fund may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest.  Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  For a discussion of potential tax consequences of investing in zero coupon securities, see this SAI under “Tax Considerations.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Relative Value Fund.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

1.                                       The Fund may not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3.                                       Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

4.                                       The Fund may not purchase securities on margin from brokers, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5.                                       The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration.  Transactions in futures contracts and options shall not constitute selling securities short.

6.                                       The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

7.                                       The Fund may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

STRATEGIC PARTNERS TECHNOLOGY FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

Debt Securities.  Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.  The Fund may also invest in stripped debt securities (i.e., interest only and principal only securities).

Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s, the Fund’s investments will generally be limited to debt securities rated B or higher by either S&P or Moody’s.  Debt securities rated lower than B by either S&P or Moody’s are usually considered to be highly speculative.  The Sub-advisor will limit the Fund’s investments to debt securities that it believes are not highly speculative and that are rated at least CCC by S&P or Caa by Moody’s.  The Fund expects that most emerging country debt securities in which it invests will not be rated by U.S. rating services.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest, to meet projected business goals, and to obtain additional financing.  These conditions more severely impact issuers of lower-rated debt securities.  The Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics.  Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.  Lower-rated bonds by Moody’s (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics.  Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms.  While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.  Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody’s ratings.  For a more specific description of S&P and Moody’s corporate bond rating categories, please refer to the Appendix to this SAI.  Additional information about the debt securities and their risks, including the risks of lower-rated debt securities, is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Equity and Convertible Debt Securities.  As discussed in the Company’s Prospectus, the Fund may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities.  Additional information about these types of securities and their risks is included in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them.  Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies.  Dividends are a factor in the changing market value of stocks, but many companies do not pay dividends, or pay comparatively small dividends.  As discussed in the Prospectus, the principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid.  Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities, including convertible debt obligations and convertible preferred stock.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value”, which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.  However, if the conversion value is substantially below investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above investment value, the market value of the convertible security generally will rise above investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Foreign Securities.  The Fund may invest in the securities of foreign companies, or companies that have their principal business activities outside the United States, either directly or through American Depositary Receipts (“ADRs”).  An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the sponsoring bank.  Foreign securities involve certain risks not associated with investment in U.S. companies, which are described in more detail in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  In addition, foreign exchange markets for the currencies in which the foreign securities may be traded are affected by the international balance of payments and other economic and financial conditions, speculation and other factors, all of which are outside the control of the Fund.  Generally, the Fund’s foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the currency exchange markets.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Additional information on investing in other investment companies and its risks is included in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S. government.  These securities include Treasury bills, notes and bonds.  Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.  Some obligations of U.S. government agencies, such as Government National Mortgage Association (“GNMA”) participation certificates, are supported by the full faith and credit of the U.S. Treasury.  GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans.  These loans — issued by lenders such as mortgage bankers, commercial banks and savings and loan associations — are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.  A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers.  Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  (For additional information on mortgage-backed securities and their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”)

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury.  Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The Fund will invest in securities of such instrumentalities only when its Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued and Delayed-Delivery Transactions.  Ordinarily, the Fund buys and sells securities on an ordinary settlement basis.  That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later.  However, the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

When-issued or delayed-delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future.  The Fund may engage in this practice in an effort to secure an advantageous price and yield.  However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed-delivery transaction was entered into.

Additional information on when-issued and delayed-delivery transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Financial Instruments.

General.  As discussed in the Prospectus, the Sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or, in certain circumstances, for investment

(e.g., as a substitute for investing in securities).  These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors and collars (collectively, “Financial Instruments”).  The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, and mortgage-backed and other asset-backed securities.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges.  A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund’s portfolio.  A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire.  In an anticipatory hedge transaction, the Fund does not already own a corresponding security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio generally is the same as if a long position in the security were entered into.  Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire.  Financial instruments on indices, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and the CFTC.  In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.  See this SAI under “Tax Considerations.”  In addition to the instruments and strategies described below, the Sub-advisor may use other similar or related techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities.

Special Risks.  Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund.  If the Sub-advisor employs a Financial Instrument that correlates imperfectly with the Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movements of the investment(s) being hedged.  For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful.  This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests.  This involves a risk that the options or futures position will not track the performance of the Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if the Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument.  Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) As described below, the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options).  If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired.

Cover.  Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, market-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

The purchase of call options can serve as a hedge against a price rise of the underlying security or instrument and the purchase of put options can serve as a hedge against a price decline of the underlying security or instrument.  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.  Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

Risks of Options on Securities.  Options embody the possibility of large amounts of exposure, which will result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.  The Fund may purchase or write both exchange-traded and OTC options.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Failure by the counterparty to make or take delivery of the underlying investment upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

Options on Indices.  The risks of purchasing and selling options on indices may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the

Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, it bears a risk that the value of the securities held will vary from the value of the index.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.  Generally, OTC foreign currency options used by the Fund are European-style options.

Additional information about options transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts and Options on Futures Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund’s fixed-income investments.  If the Sub-advisor wishes to shorten the duration of the Fund’s fixed-income investments (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract.  If the Sub-advisor wishes to lengthen the duration of the Fund’s fixed-income investments (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund will be required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

Risks of Futures Contracts and Options Thereon.  The spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, will fluctuate based on a number of factors.  For instance, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortion.  Due to the possibility of distortion, a hedge may not be successful.  Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced.

For additional information on futures contracts and options on futures and their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Index Futures.  The price of index futures may move proportionately more than or less than the price of the securities being hedged.  If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective.  Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities.

If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead.  If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations.  The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency).  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund may seek to hedge against price movements in a particular currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments by the Fund, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

If the Fund uses forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency, such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by entering into a forward currency contract to sell another currency (or a basket of currencies) expected to perform similarly to the currency in which the Fund’s existing investments are denominated.  This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

Forward currency contracts may substantially change a fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates.  There is no assurance that the Sub-advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Additional information about forward currency contracts and other foreign currency transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Combined Positions.  The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover.  The Funds’ options and futures activities may affect their turnover rates and brokerage commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover.  Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  The Fund is authorized to enter into swaps, caps, floors and collars.  Additional information on swaps, caps and floors is included in this SAI under “Certain Risk Factors and Investment Methods.”  A collar combines elements of buying a cap and selling a floor.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Technology Fund.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

1.                                       The Fund will not change its policy to invest at least 80% of the value of its assets in securities issued by technology-related companies unless it provides 60 days prior written notice to its shareholders.

2.                                       The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

3.                                       The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

4.                                       The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

STRATEGIC PARTNERS HEALTH SCIENCES FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.  The Fund invests primarily in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care.

Investment Policies:

ADRs.  American Depositary Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks.  The Fund may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Company’s Directors.

The Fund may also invest in bankers’ acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper.   Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Sub-advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities.  Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s, the Fund’s investments have generally been limited to debt securities rated B or higher by either S&P or Moody’s. Debt securities rated lower than B by either S&P or Moody’s are usually considered to be speculative. At the time of purchase, the Sub-advisor will limit Fund investments to debt securities which the Sub-advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody’s.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody’s ratings.

The Fund may invest in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities.  Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

Additional information about the debt securities, mortgage-backed securities, asset-backed securities and zero coupon bonds and their risks, including the risks of lower-rated debt securities, is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Domestic Bank Obligations.  U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers’ acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund’s credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity and Convertible Debt Securities.  The Fund may invest in common and preferred stocks, and securities whose values are tied to the price of stocks, such as rights and warrants.  Additional information about these types of securities and their risks is included in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the market value of the convertible security generally will rise above investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Eurobonds and Yankee Bonds.  The Fund may invest in bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities.  Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investment in U.S. companies. Foreign securities involve certain risks not associated with investment in U.S. companies, which are described in more detail in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of the Fund. Generally, the Fund’s foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Financial Instruments/Derivatives. The Sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into.

Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC” or “Commission”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments and strategies described below, the Sub-advisor may use other similar or related techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities.

Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Options on Indices. The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Additional information about options transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts and Options on Futures Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund’s fixed-income portfolio. If the Sub-Advisor wishes to shorten the duration of the Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Sub-advisor wishes to lengthen the duration of the Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

Index Futures.  For additional information on futures contracts and options on futures and their risks, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Sub-advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

Forward currency contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-advisor anticipates. There is no assurance that the Sub-advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Additional information about forward currency contracts and other foreign currency transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Fund’s options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund is authorized to enter into swaps, caps, floors and collars.  Additional information about forward currency contracts and other foreign currency transactions and their risks is included in this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  A collar combines elements of buying a cap and selling a floor.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Additional information on investing in other investment companies and its risks is included in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

REITS — Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.  A REIT is a managed portfolio of real estate investments.  Certain REITs holds equity positions in real estate and provides their shareholders with income from the leasing of its properties and capital gains from any sales of properties.  Other REITs specialize in lending money to developers of properties and pass any interest income earned to their shareholders.  REITs are dependent upon management skills of their operators.  REITs generally are not diversified, and are, therefore, subject to the risk of financing a few projects or an unlimited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Securities Lending.  The Fund may lend its portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

Sovereign Debt.  In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Fund may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and are highly volatile.

U.S. Government Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (“GNMA”) Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans — issued by lenders such as mortgage bankers, commercial banks and savings and loan associations — are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when the Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued/Delayed Delivery.  The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Health Sciences Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will:

1.                                       Not change its policy to invest at least 80% of the value of its assets in securities of companies that develop, produce or distribute products or services related to health care unless it provides 60 days prior written notice to its shareholders.

2.                                       Not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

3.                                       Borrow money only from a bank or from an open-end management investment company managed by the Sub-advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of the Fund’s fundamental limitation on borrowings.

4.                                       Not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5.                                       Invest in securities issued by other investment companies only to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

STRATEGIC PARTNERS MANAGED OTC FUND:

Investment Objective:  The investment objective of the Fund is to provide investment results that correspond to the performance of a benchmark for securities that are traded in the over-the-counter market.  The Fund’s current benchmark is a multiple of the NASDAQ-100 Index.

Investment Policies:

Borrowing.  The Fund may borrow for investment purposes.  Borrowing for investment purposes is generally known as “leveraging.” If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s Shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

The Fund is authorized to pledge portfolio securities as the Sub-advisor deems appropriate in connection with any borrowings.  Additional information about borrowing is included in the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Lending of Portfolio Securities.  Subject to the investment restrictions set forth below, the Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations.  Loans would be subject to termination by the borrower on one day’s notice.  The Fund can lend up to 33 1/3% of the value of its net assets.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and the Fund’s shareholders.  The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.  For additional discussion about this practice, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options Transactions.  The Fund may engage in options transactions as set forth below.  A description of and additional information on these instruments and their risks are included in this SAI and Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  Certain other information risks pertaining to these investment strategies are described in the sections that follow.

Options on Securities.  The Fund may buy call options and write (sell) put options on securities for the purpose of realizing the Fund’s investment objective.

Options on Security Indices.  The Fund may purchase call and put options and write put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund’s investment objective.

When the Fund writes an option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange.  If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

Stock Index Futures Contracts and Related Options.  The Fund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements.  A futures contract generally obligates the seller to deliver  (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position).   In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into.  If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions.  If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on futures contracts.  The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position.  To cover its position, the Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The Fund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract.  The Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract.  The Fund may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future.  The Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future.  The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Portfolio Turnover.  The Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund, it is very difficult to estimate what the Fund’s actual turnover rate will be in the future.  However, the Sub-advisor anticipates that the portfolio turnover may be substantial.  A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transactions and other expenses which would be borne by the Fund.  For an additional discussion of portfolio turnover, see this SAI under “Portfolio Transactions” and the Company’s Prospectus under “Portfolio Turnover.”

Short Sales.  The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales “against the box”).  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

To secure its obligations to deliver the securities sold short, the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Tracking Error.  Although the Fund does not expect that the returns per day will deviate substantially from its benchmark, several factors may affect the ability of the Fund to achieve investment results.  Among these are:  (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by the Fund and securities not included in the benchmark being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) timing in receiving shareholder activity or (10) mathematical compounding prevents the Fund from achieving correlation with its benchmark over a period of time other than daily.

U.S. Government Securities.  The Fund may invest in U.S. Government Securities.  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance.  U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S.  Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, because the U.S. Government is not so obligated by law.  U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

When-Issued and Delayed-Delivery Securities.  The Fund may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities each day in determining the Fund’s net asset value.  The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Sub-advisor does not believe that the Fund’s net asset value or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.  For more information about when-issued securities, please see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Swaps, Caps, Floors and Collars.  The Fund is authorized to enter into swaps, caps, floors and collars.  Additional information on swaps, caps and floors is included in this SAI under “Certain Risk Factors and Investment Methods.”  A collar combines elements of buying a cap and selling a floor.

Illiquid Securities.  The Fund may, in certain circumstances, be unable to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Sub-advisor.  Certain derivative securities held by the Fund may also be illiquid.  This may prevent the Fund from limiting losses, realizing gains, or from achieving a high correlation with the Fund’s underlying benchmark.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Managed OTC Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.  Change its policy to invest at least 80% of the value of its assets in securities included in equity securities traded on the NASDAQ, or another over-the-counter market (and/or financial instruments with similar economic characteristics) unless it provides 60 days prior written notice to its shareholders.

2.  Invest in warrants.

3.  Invest in real estate limited partnerships.

4.  Invest in mineral leases.

5.  Pledge, mortgage, or hypothecate the Fund’s assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6.  Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost (“selling against the box”).

STRATEGIC PARTNERS CAPITAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.  Realization of income is not an investment objective and any income realized on the Fund’s investments, therefore, will be incidental to the Fund’s objective.

Investment Policies:

Equity Securities.  The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.  These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

Warrants.  The Fund may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Additional information regarding warrants is included in this SAI and the Company’s Prospectus under “Certain Risk factors and Investment Methods.”

Foreign Securities.  The Fund may invest in dollar-denominated and non-dollar denominated foreign securities.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Corporate Debt Securities.  The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

Depositary Receipts.  The Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other types of depository receipts.  ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral.  GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company.  Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets.  For the purposes of the Fund’s policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  The Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties.  The Fund may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund’s custodian in five days.  The Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly,  information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

Emerging Markets.  The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

Company Debt.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country.  As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio.  Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

Foreign currencies.  Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar.  In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund’s net asset value.

Inflation.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed in certain countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Liquidity; Trading Volume; Regulatory Oversight.  The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S.  Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  If market prices are not readily available, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

Withholding.  Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments.  The Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.  The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Forward Contracts.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (“forward contracts”), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

The Fund does not presently intend to hold forward contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund’s profit or loss based upon the value of the contracts at the time the offsetting transactions is executed.

The Fund will also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk.  For example, the Fund may purchase a given foreign currency through a forward contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, the Fund may sell the currency through a forward contract if the Sub-advisor believes that its value will decline relative to the U.S. dollar.

For an additional discussion of Forward Contracts see this SAI and the Company Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies and forward contracts.  The Fund will not use futures contracts and options for leveraging purposes.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund’s assets.

The Fund may buy or write options in privately negotiated transactions on the types of securities and on indices based on the types of securities in which the Fund is permitted to invest directly.  The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors.  In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments.  The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date.  The Fund does not intend to use these transactions as speculative investments.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.  If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.  For an additional discussion of these strategies, see this SAI under “Certain Risk Factors and Investment Methods.”

Reverse Repurchase Agreements.  Subject to guidelines promulgated by the Board, the Fund may enter into reverse repurchase agreements.  For a description of these investment techniques, see the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

High-Yield/High-Risk Securities.  High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor’s Rating Services (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Fund will not invest more than 5% of its total assets in high-yield/high risk and mortgage- and asset-backed securities.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities.  Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities.  The Fund will not purchase debt securities rated below “CCC-” by Standard & Poor’s or “Caa” by Moody’s.  The Fund may also purchase unrated bonds of foreign and domestic issuers.  For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Zero Coupon, Pay-in-Kind, and Step Coupon Bonds.  The Fund may purchase zero coupon, pay-in-kind, and step coupon bonds.  Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value.  The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.  For an additional discussion of zero coupon securities, see this SAI under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Capital Growth Fund.  These limitations are not “fundamental” restrictions, and may be changed by the Directors without shareholder approval.

1.                                       The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2.                                       The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3.                                       The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

4.                                       The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Directors of the Company, or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

5.                                       The Fund may not invest in companies for the purpose of exercising control or management.

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek growth of capital.  Realization of income is not a significant investment consideration and any income realized on the Fund’s investments, therefore, will be incidental to the Fund’s objective.

Investment Policies:

Corporate Bonds and Debentures.  The Fund may purchase corporate bonds and debentures, including bonds rated below investment grade.  The Fund will not invest more than 35% of its net assets in bonds rated below investment grade by the primary rating agencies.  For a discussion of lower rated securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.  The Fund may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Fund will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contract positions and options on futures contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e., no leveraging).  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund’s assets.

The Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly.  The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Fund to do so.  For a description of these strategies and instruments and certain risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors.  In addition to the strategies noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments.  The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund may consider buying at a later date.  The Fund does not intend to use these transactions as a speculative investments.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.  If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.  The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counter-party to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that the Fund contractually is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.  For an additional discussion of these strategies, see this SAI under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements.  Subject to guidelines promulgated by the Directors of the Company, the Fund may enter into reverse repurchase agreements.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-Advisor may invest in repurchase agreements and other money market instruments through a joint trading account.  For a description of these investment techniques, see the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”  The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

Other Income-Producing Securities.  Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters.  The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Fund.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Concentrated Growth Fund.  These limitations are not “fundamental” investment restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.                                       Purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any.  The Directors of the Company, the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

2.                                       Enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Fund’s net assets;

3.                                       Enter into any futures contracts if the aggregate amount of the Fund’s commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

4.                                       Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

5.                                       Mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts;

6.                                       Invest in companies for the purpose of exercising management or control;

7.                                       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates; or

8.                                       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

STRATEGIC PARTNERS CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund’s assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

Short-Term Instruments.  When the Fund experiences large cash inflows or anticipates substantial redemption requests, the Fund may hold short-term investments for a limited time pending the purchase of equity securities.  The Fund’s short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s (“S&P”) or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

U.S. Government Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the “full faith and credit” of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Equity Investments.  The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter markets, including ADRs and U.S. dollar denominated securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.

Futures Contracts and Options on Futures Contracts.

Futures Contracts.  The Fund may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Fund solely for hedging purposes.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”).  It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Because transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

In addition, futures contracts entail other risks.  Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund.  For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Futures Contracts.  The Fund may use stock index futures on a continual basis to “equitize” cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.  In anticipation of an increase in securities prices, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase.  Similarly, if the value of the securities held by the Portfolio is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

Options on Securities Indices.  The Fund may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

For an additional discussion of options and the risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies,

such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Core Value Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.                                       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

2.                                       Invest for the purpose of exercising control or management;

3.                                       Purchase securities of other investment companies except in compliance with the 1940 Act; or

4.                                       Invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board.

STRATEGIC PARTNERS LARGE CAP CORE FUND:

Investment Objective:  The investment objective of the Fund is to outperform the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®”) through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund’s assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.  In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund’s ability to achieve its objective may be impaired.

About the S&P 500.  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).  S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.  S&P’s only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Fund.  S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Fund’s shares or the timing of the issuance or sale of the Fund’s shares, or in the determination or calculation of the Fund’s net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Short-Term Instruments.  When the Fund experiences large cash inflows or anticipates substantial redemption requests, the Fund may hold short-term investments for a limited time pending the purchase of equity securities.  The Fund’s short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

U.S. Government Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the “full faith and credit” of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Government securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Equity Investments.  The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.

Warrants.  Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time.  The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities.

Convertible Securities.  Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure.  In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders.  In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

Futures Contracts.  The Fund may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Fund solely for hedging purposes.  In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”).  It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Because transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

In addition, futures contracts entail other risks.  Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Fund.  For an additional discussion of futures contracts and the risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Futures Contracts.  The Fund may use stock index futures on a continual basis to “equitize” cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.  In anticipation of an increase in securities prices, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase.  Similarly, if the value of the securities held by the Fund is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

Options on Securities Indices.  The Fund may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Fund generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

For an additional discussion of options and the risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Large Cap Core Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500 unless it provides 60 days prior written notice to its shareholders.

2.                                       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

3.                                       Invest for the purpose of exercising control or management;

4.                                       Purchase securities of other investment companies except in compliance with the 1940 Act; or

5.                                       Invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board.

STRATEGIC PARTNERS EQUITY INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

It is the policy of the Fund to seek to balance the objectives of reasonable opportunity for capital growth and reasonable current income through investments primarily in dividend-paying common stocks of good quality.  However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions, irrespective of the degree of portfolio turnover.  The Fund engages primarily in holding securities for investment and not for trading purposes.

Covered Call Options.  Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange.  The Sub-advisor believes that the premiums the Fund will receive for writing options can increase the Fund’s income without subjecting it to substantial risks.

A security on which an option has been written will be held in escrow by the Fund’s custodian until the option expires, is exercised, or a closing purchase transaction is made.  The Fund will purchase call options only to close out a position in an option written by it.  When a security is sold from the Fund against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

The premium received by the Fund upon writing a call option will increase the Fund’s assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written.  For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain.  The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

Additional information on covered call options and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Stock Index Futures.  The Fund may purchase and sell stock index futures contracts.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.  The Fund will not purchase or sell options on stock index futures contracts.

The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund’s existing futures positions would exceed 5% of the market value of the Fund’s total assets.

Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices.  However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

There are several risks in connection with the use of stock index futures by the Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future.  If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor.  Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead.  If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The Fund’s Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

For additional information regarding futures contracts and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Fund may invest in foreign securities, but will not make any such investments unless such securities are listed on a national securities exchange.  The purchase of foreign securities entails certain political and economic risks, and accordingly, the Fund has restricted its investments in securities in this category to issues of high quality.  Evidences of ownership of foreign securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas.  Additional information on foreign securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Securities Ratings.  The ratings of debt securities by S&P, Moody’s, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.  They are, however, subject to certain limitations from an investor’s standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

A detailed description of the debt security ratings assigned by Moody’s and S&P is included in Appendix B to this Statement.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Equity Income Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors without shareholder approval.  The Fund may not:

1.                                       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

2.                                       Sell securities short.

STRATEGIC PARTNERS GROWTH WITH INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

Corporate Debt Securities.  The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

Variable and Floating Rate Obligations.  The Fund may invest in floating or variable rate securities.  Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them.  The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment.  If not redeemed by the Fund through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.  The Fund may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind (“PIK bonds”).  Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

Equity Securities.  The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.  These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

Warrants.  The Fund may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Additional information regarding warrants is included in this SAI and the Company’s Prospectus under “Certain Risk factors and Investment Methods.”

Foreign Securities.  The Fund may invest in dollar-denominated and non-dollar denominated foreign securities.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other types of depository receipts.  ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral.  GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company.  Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets.  For the purposes of the Fund’s policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  The Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties.  The Fund may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund’s custodian in five days.  The Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly,  information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

Emerging Markets.  The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

Company Debt.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country.  As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio.  Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

Foreign currencies.  Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar.  In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund’s net asset value.

Inflation.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed in certain countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Liquidity; Trading Volume; Regulatory Oversight.  The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S.  Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  If market prices are not readily available, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

Withholding.  Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments.  The Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.  The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Forward Contracts.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a “Forward Contract”), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund’s profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk.  For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, the Fund may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

For an additional discussion of Forward Contracts see this SAI and the Company Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts.  The Fund may purchase and sell futures contracts (“Future Contracts”) on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities.  The Fund also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, the Fund may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.  In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies.  Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

For further information on Futures Contracts, see this SAI under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Options.  The Fund may invest in the following types of options, which involves the risks described below under the caption “Special Risk Factors.”

Options on Foreign Currencies.  The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

Options on Futures Contracts.  The Fund may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under “Futures Contracts.”  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Options on Futures Contracts that are written or purchased by the Fund on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, an, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, Options on Futures Contracts may be traded on foreign exchanges.  The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (I) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference.  The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written if where the exercise price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and unencumbered assets equal to the difference.  Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position.  Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund’s losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Options on Securities.  The Fund may write (sell) covered put and call options, and purchase put and call options, on securities.

A call option written by the Fund is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference.  If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference.  Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets.  Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security.  The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the Fund’s’ maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s’ purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s’ gain will be limited to the premium received, less related transaction costs.  If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund’ return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as “straddles” with the same exercise price and expiration date.  By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.  The Fund may also purchase options for hedging purposes or to increase its return.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit.

Options on Stock Indices.  The Fund may write (sell) covered call and put options and purchase call and put options on stock indices.  The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio.  The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund own liquid and unencumbered assets equal to the difference.  If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this SAI under “Certain Risk Factors and Investment Methods.”

Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Fund’s Portfolio.  The use of derivatives for “cross hedging” purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks.  Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund’ portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets.  In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered.  As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

Risks of Non-Hedging Transactions.  The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.  The Fund may also enter into futures, Forward Contracts for non-hedging purposes.  For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market.  In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments.  However, transactions in futures, Forward Contracts may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund’ ability effectively to hedge its portfolio, and could result in trading losses.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Potential Bankruptcy of a Clearinghouse or Broker.  When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction.  In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts.  Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.)  Further, the CFTC and the various contract markets have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

Risks of Options on Futures Contracts.  The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund’s ability to enter into desired hedging transactions.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default.

The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Short Sales Against The Box.  The Fund may make short sales “against the box.”  If the Fund enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.  For further information about this practice, please refer to the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short Term Instruments.  The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

Temporary Defensive Positions.  During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

“When-Issued” Securities.  The Fund may purchase securities on a “when-issued,” “forward commitment,” or “delayed delivery” basis.  The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security.  While awaiting delivery of securities purchased on such basis, the Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.  For more information about when-issued securities, please see this SAI under “Certain Risk Factors and Investment Methods.”

STRATEGIC PARTNERS CAPITAL INCOME FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks.  The Fund normally will invest at least 50% of its assets in dividend-paying common and preferred stocks of well-established domestic and foreign issuers.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common and preferred stocks.

The Fund typically employs a “value” approach in selecting investments.  The Sub-advisor’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In addition, the Fund may invest a portion of its assets invested in debt securities or convertible bonds.  The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.  Foreign investments are subject to the special risk of losing value because of declining foreign currencies or adverse political or economic events overseas.

Debt Securities.  The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk.   The ratings given a debt security by Moody’s and Standard & Poor’s (“S&P”) provide a generally useful guide as to such credit risk.  The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.  Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody’s, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund’s debt securities, will also increase the credit risk to which those debt securities are subject.

The Fund may invest up to 15% of its net assets in junk bonds.  Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s, the Fund’s investments have generally been limited to debt securities rated B or higher by either S&P or Moody’s.

Lending Portfolio Securities.  The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions.  While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted.  Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the Rules of the SEC thereunder.

Other Investment Companies.  The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions.  Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the Strategic Partners Capital Income Fund.  These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

1.                                       Invest in companies for the purpose of exercising management or control;

2.                                       Purchase securities of open-end or closed-end investment companies except in compliance with 1940 Act;

3.                                       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

4.                                       Effect short sales of securities; or

5.                                       Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Directors of the Company, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

STRATEGIC PARTNERS BALANCED FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

In general, within the restrictions outlined here and in the Fund’s Prospectus, the Sub-advisor has broad powers to decide how to invest the Fund’s assets, including the power to hold them uninvested.  The Sub-advisor will invest approximately 60% of the Fund’s portfolio in equity securities and the remainder in bonds and other fixed-income securities.  The equity portion of the Fund generally will be invested in equity securities of companies comprising the 1,500 largest publicly traded companies in the United States.  The Fund’s investment approach may cause its equity portion to be more heavily invested in some industries than in others.  However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.  In addition, as a diversified investment company, its investments in a single issue are limited.

The fixed-income portion of the Fund generally will be invested in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities. There are no maturity restrictions on the fixed-income securities in which the Fund invests, but under normal conditions the weighted average maturity for the fixed-income portion of the Fund will be in the 3-to-10-year range.  The Sub-advisor will actively manage the portfolio, adjusting the portfolio’s weighted average maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the Fund’s net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the Fund may purchase are described in the Prospectus.

The Sub-advisor also may purchase foreign securities, convertible debt securities, equity-equivalent securities, non-leveraged futures and similar securities, and short-term securities and other similar securities.  The Fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the Fund’s investment objective.

Foreign Securities.  The Fund may invest a portion of its total assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Convertible Debt Securities.  A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock.  As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks.  Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality.  Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations.  In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects.  Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options.  The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times.  Synthetic convertible securities differ from convertible securities in certain respects.  Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.  Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the Sub-advisor.  The Fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the Fund’s net assets.  Debt securities rated below the four highest categories are not considered “investment-grade” obligations.  These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Short Sales.  The Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller.  While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  If the Fund engages in a short sale, the Fund’s custodian will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price.  There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Derivative Securities.  To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities.  Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index.  Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them.  Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may invest in swap agreements, consistent with its investment objective and strategies.  The Fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on LIBOR.  The Fund may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection.  Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.  The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s).  The Fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether the Fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the Fund.  Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Funds’ ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.  For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•                  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates;

•                  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•                  the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment; and

•                  the risk that the counterparty will fail to perform its obligations.

Investment in Issuers with Limited Operating Histories. The Fund may invest a portion of its assets in the securities of issuers with limited operating histories. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The Sub-advisor will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the Sub-advisor may base its investment decision on behalf of the Fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, the Fund’s investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

The Fund will not invest more than 5% of its total assets in securities of issues with less than a three-year operating history.

When-Issued and Forward Commitment Agreements. The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, the Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell-back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the Fund. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Short-Term Securities. In order to meet anticipated redemptions, anticipated purchases of additional securities for the Fund’s portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

•                                          Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

•                                          Commercial Paper

•                                          Certificates of Deposit and Euro Dollar Certificates of Deposit

•                                          Bankers’ Acceptances

•                                          Short-term notes, bonds, debentures or other debt instruments

•                                          Repurchase agreements

•                                          Money market funds

Under the Investment Company Act, the Fund’s investment in other investment companies (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund’s total assets with respect to any one investment company; and (c) 10% of the Fund’s total assets in the aggregate.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions. Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Exchange Traded Funds. The Fund may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs) and the NASDAQ-100 index-tracking ETF (CUBES or QQQs) with the same percentage limitations as investments in registered investment companies explained above. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign equity market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

Equity Equivalents, In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Municipal Notes. Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Municipal Bonds. Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility.

Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer’s obligations. Some revenue bond financings are further protected by a state’s assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Variable- and Floating-Rate Obligations. Variable- and floating-rate demand obligations (VRDOs and FRDOs) carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached. The Fund may invest in fixed-rate bonds subject to third-party puts and participation interests in such bonds that are held by a bank in trust or otherwise, which have tender options or demand features attached. These tender options or demand features permit the Fund to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Sub-advisor expects that the Fund will pay more for securities with puts attached than for securities without these liquidity features.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds’ weighted average maturities. When the Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of an obligation with a put attached will not be able to repurchase the underlying obligation when (or if) the Fund attempts to exercise the put. To minimize such risks, the Fund will purchase obligations with puts attached only from sellers deemed creditworthy by the Sub-advisor.

Tender Option Bonds. Tender Option Bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to money market funds. However, the Fund may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the portfolio managers monitor the credit quality of bonds underlying the Fund’s TOB holdings and intend to sell or put back any TOB if the rating on the underlying bond falls below the second-highest rating category designated by a rating agency.

Zero-Coupon and Step-Coupon Securities. The Fund may purchase zero-coupon debt securities. Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

The Fund may also purchase step-coupon or step-rate debt securities. Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

Although zero-coupon and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the Fund is required to make distributions of any original issue discount and other non-cash income accrued for each year. Accordingly, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

Inverse Floaters. The Fund may hold inverse floaters. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)                                     Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)                                  Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

U.S. Government Securities. U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks, the Student Loan Marketing Association and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit pledge of the U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date). The exercise of a call may reduce an obligation’s yield to maturity.

Interest Rate Resets on Floating-Rate U.S. Government Agency Securities. Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index. Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

Mortgage-Backed Securities. Background. A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

The Fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the Fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, the Fund might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates. The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Fannie Mae Certificates. The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates. The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

Collateralized Mortgage Obligations (CMOs). A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond.

Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the LIBOR. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge the Fund’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

Commercial Mortgage-Backed Securities (CMBS). CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). The Fund is permitted to invest in IO classes of CMBS. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

Adjustable-Rate Mortgage Loans (ARMs). ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, 12, 24, 36, 60 or 84 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

ARMs have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loan. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

There are two types of indices that provide the basis for ARM rate adjustments: those based on market rates and those based on a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity U.S. Treasury rates (as reported by the Federal Reserve Board); the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); the National Median Cost of Funds Index; the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR); or six-month CD rates. Some indices, such as the one-year constant maturity Treasury rate or three-month LIBOR, are highly correlated with changes in market interest rates. Other indices, such as the EDCOFI, tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

The EDCOFI reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the Federal Home Loan Bank Eleventh District) and who are member institutions of the Federal Home Loan Bank of San Francisco (the FHLB of San Francisco), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

One-year and three-year Constant Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New York, based on daily closing bid yields on actively traded Treasury securities submitted by five leading broker-dealers. The median bid yields are used to construct a daily yield curve.

The National Median Cost of Funds Index, similar to the EDCOFI, is calculated monthly by the Federal Home Loan Bank Board (FHLBB) and represents the average monthly interest expenses on liabilities of member institutions. A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

The Sub-advisor may invest in ARMs whose periodic interest rate adjustments are based on new indices as these indices become available.

Asset-Backed Securities (ABS). ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the Fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

Asset-backed securities are generally issued in more than one class, each with different payment terms. Multiple class asset-backed securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Strategic Partners Balanced Fund. These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

1.                                       Invest more than 15% of its assets in illiquid investments; or

2.                                       Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

3.                                       Invest for control or for management; or

4.                                       Invest in the securities of other investment companies except in compliance with the 1940 Act. Duplicate fees may result from such purchases.

STRATEGIC PARTNERS HIGH YIELD BOND FUND:

Investment Objective: The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Investment Policies:

The Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Sub-Advisor will attempt to take advantage of pricing inefficiencies in the fixed-income markets. The Sub-advisor starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the Fund’s Fund managers have access to Goldman Sachs’ highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm’s High Yield Research Group, a dedicated group of 15 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. The Fund’s managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund. The Fund managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events is critical to successful high yield investing. GSAM’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.

The Fund is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the Fund will be selected by specialists knowledgeable about the political and economic structure of those economies.

Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments.

For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed-income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

Investment Policies:

U. S. Government Securities. The Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general,  to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage Loans and Mortgage-Backed Securities. The Fund may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities (including collateralized mortgage obligations, REMICs and stripped mortgage-backed securities described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed-income securities.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. To the extent that the Fund invests in Mortgage-Backed Securities, the Sub-advisor may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

The rate of interest on mortgage-backed securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-backed securities in which the Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Fund.

Adjustable Rate Mortgage Loans (“ARMs”). The Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Mortgage Pass-Through Securities. The Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with the Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Sub-advisor may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund’s investment in SMBS may require the Fund to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations. The Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other Fund securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Variable and Floating Rate Securities. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

The Fund may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Trust Preferred Securities. The Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities. The Fund may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of Fund securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portofolio’s net asset value.

The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of their initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other Fund securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular Fund investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in the Fund.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of their shares, it may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the securities of the Fund and increasing the exposure of the Fund to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Sub-advisor’s credit analysis than would be the case with investments in investment-grade debt obligations. The Sub-advisor employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Sub-advisor continually monitors the investments in the Fund and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. and foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Municipal Securities. The Fund may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. The Fund may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by the Funds, other than the Tax-Exempt Funds, that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.”

General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Sub-advisor based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

Municipal Leases, Certificates of Participation and Other Participation Interests. The Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Sub-advisor, pursuant to guidelines adopted by the Directors/Trustees of the Sub-advisor, to be liquid securities for the purpose of such limitation.

The Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

Private Activity Bonds. The Fund may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal,  solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. The Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the

Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable.

Auction Rate Securities. The Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its Fund and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Fund will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

Insurance. The Fund may invest in “insured” tax-exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.

The Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as the Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by the Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by the Fund will not be subject to this requirement.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in The Fund’s Fund is called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its securities.

Foreign Investments. The Fund may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S.

issuers. Investments in the securities of foreign issuers often involve currencies of foreign countries and the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund also may be subject to currency exposure independent of its securities positions.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its Fund transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of Fund transactions or loss of certificates for Fund securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the Fund securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investing in Emerging Countries

Market Characteristics. For the Fund’s investments in foreign securities, 25% of the Fund’s respective total assets may be invested in emerging countries. Investment in debt securities of emerging country issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its Fund securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development.

Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

The Fund may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Sub-advisor determines that there is a pattern of correlation between the two currencies. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund will not enter into a forward contract with a term of greater than one year.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-advisor. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into interest rate, credit, total return swaps, mortgage swaps and currency swaps. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its Fund investments and its swap, cap, floor and collar positions.

The risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Fund and the Sub-advisor believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Fund will also not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Sub-advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If the Sub-advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Options on Securities and Securities Indices.

Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by the Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on Fund securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by the Fund will be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The use of options to seek to increase total return involves the risk of loss if the Sub-advisor is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Sub-advisor is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment Fund, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s Fund turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. The Fund may also purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying Fund securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. The Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign Fund securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on Fund securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Yield Curve Options. The Fund may purchase or write options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations. Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Fund’s Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and any other financial instruments and indices. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Company, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular persons who trade foreign futures or foreign options contracts maynot be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current Fund securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund may seek to offset anticipated changes in the value of a currency in which its Fund securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, the Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on Fund securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which Fund securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s Fund securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. Similarly, the Fund may sell futures contracts on any currencies in which its Fund securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Sub-advisor, there is a sufficient degree of correlation between price trends for the Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of Fund securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs. The Fund’s loss incurred by writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and Fund positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the Fund’s position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and Fund positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities or specific currencies are not available. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Sub-advisor to analyze correctly the futures markets

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Lending of Fund Securities. While securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has the right to call its loans and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The risks in lending Fund securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Additional information about the lending of Fund securities is included in this Statement and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Sub-advisor determines, based upon a continuing review of the trading markets for the specific Restricted Securities and the adopted Fund guidelines, that such Restricted Securities are liquid.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions. Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

The Fund may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have funds consisting primarily of securities of issuers located in specified foreign countries or regions. The Fund may also invest in iShares and similar securities. iShares are shares of an investment company that invests substantially all of its assets in securities included in various securities indices including foreign securities indices. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharess on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. These repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

Reverse Repurchase Agreements. The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell Fund securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. These reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of Fund securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Strategic Partners High Yield Bond Fund. The limitations are not “fundamental” restrictions and may be changed by the Directors without shareholder approval.

The Fund may not:

(1)  Invest in companies for the purpose of exercising control or management;

(2)  Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(3)  Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4)  Make short sales of securities, except short sales against-the-box.

STRATEGIC PARTNERS BOND FUND:

Investment Objective: The investment objective of the Fund is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

Borrowing. The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a “dollar roll” transaction the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated

maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund’s obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

Both dollar roll and reverse repurchase agreements will be subject to the Fund’s limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund’s total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

Corporate Debt Securities. The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated B or better by Moody’s or S&P) are described as “speculative” by both Moody’s and S&P. Investment in lower-rated corporate debt securities (“high yield securities”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Objectives.”

Participation on Creditors Committees. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related Securities. The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Company’s and the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Company’s and the Trust’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth in this SAI under “Fundamental Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of the CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. The Fund takes the position that such securities do not represent interests in any particular “industry” or group of industries. For a discussion of automobile receivables, see this SAI under “Certain Risk Factors and Investment Methods.” Consistent with the Fund’s investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

Foreign Securities. The Fund may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments in general, and the special risks of investing in developing countries, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ““Derivative Instruments”), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or, to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the Sub-advisor segregating cash or liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan

debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Bank Obligations. Bank obligations in which the Funds invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund’s limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Derivative Instruments. In pursuing its individual objective, the Fund may, as described in the Company’s Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, swaps, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“future options”) for hedging purposes or as part of their overall investment strategy. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. The Fund may also enter into total return and credit default swaps. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors of the Company determine that their use is consistent with the Fund’s investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be “covered” or “secured” and that futures and futures options will be used only primarily for hedging purposes).

Options on Securities and Indices. The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents or other liquid assets in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Sub-advisor segregates cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund. A put option on a security or an index is “covered” if the Fund segregates cash, cash equivalents or other liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents or other liquid assets in the amount of the difference are segregated by the Fund.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Company’s Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the CFTC under which the Company and the Fund avoid being deemed a “commodity pool” or a “commodity pool operator,” the Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Sub-advisor is required to segregate a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for “bona fide hedging” purposes.

When purchasing a futures contract, the Sub-advisor will segregate (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Sub-advisor will segregate (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets by the Sub-advisor).

When selling a call option on a futures contract, the Sub-advisor will segregate (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Sub-advisor will segregate (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Swap Agreements. The Fund may enter into interest rate, total return, index, credit default and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. The Fund may also enter into options on swap agreements. For a discussion of swap agreements, see the Company’s Prospectus under “Investment Programs of the Funds.” The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants.” To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Foreign Currency Exchange-Related Securities. The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under “Certain Risk Factor and Investment Methods.”

Warrants to Purchase Securities. The Fund may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Hybrid Instruments. The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see the Company’s SAI under “Certain Risk Factors and Investment Methods.”

Inverse Floaters. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

Loan Participations. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Sub-advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board, in an amount sufficient to meet such commitments. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of funds or assets by the Fund.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions. Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations. The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Board may increase this limit up to 25% of the Company’s total assets.

Lending Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit)

maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Strategic Partners Bond Fund. These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders;

2.                                       Invest more than 15% of the assets of the Fund (taken at market value at the time of the investment) in “illiquid securities;” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor’s option may be deemed illiquid;

3.                                       Purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors of the Company, the Investment Manager or the Sub-advisor;

4.                                       Invest more than 5% of the assets of the Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

5.                                       Invest in companies for the purpose of exercising management or control;

6.                                       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

7.                                       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

8.                                       Purchase or sell oil, gas or other mineral programs;

9.                                       Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Company’s Prospectus and this SAI for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments; or

10.                                 Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permissible borrowings or investments; and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of borrowing or investment. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio’s assets.

STRATEGIC PARTNERS MONEY MARKET FUND:

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

Bank Obligations. The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

Asset-Backed Securities. The Fund may invest in asset-backed securities that are backed by credit card receivables, corporate receivables, automobile loans, manufactured housing loans, home equity loans and corporate and municipal securities, subject to the limitations of rule 2a-7 under the 1940 Act. These asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Company’s Prospectus and this SAI under “Certain Risk Factors and Investment Methods.”

Variable Rate Demand Obligations.  The Fund’s investments may also include variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by financial institutions.  The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period.  Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period.  There is a possibility, because of default or insolvency, that the demand features of the VRDOs or Participating VRDOs may not be honored.

Synthetic Instruments. The Fund may invest in certain synthetic instruments as permitted by current laws and regulations and if expressly permitted by the Board. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

Reverse Repurchase Agreements. The Fund invests the proceeds of borrowings under reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Fund’s ability to maintain a net asset value of $1.00 per share.

Foreign Securities. The Fund may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Puts.  Any of the money market instruments that the Fund purchases may be accompanied by the right to resell the instrument or security prior to its maturity (“puts”), or we may separately purchase puts for certain instruments or securities. Puts are acquired by the Fund for several reasons: to protect against a possible decline in the market value of an instrument or security in the event of interest rate fluctuations, to shorten the effective maturity of an instrument or security and to provide the Fund with liquidity to meet shareholder redemption requests.

Lending Portfolio Securities. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice. Borrowed securities must be returned when the loan is terminated. The Fund may pay reasonable finders’ and custodial fees in connection with a loan. In making a loan, the Fund will consider the creditworthiness of the borrowing financial institution.

Other Investment Companies. The Fund may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Fund’s investment policies and restrictions. Under the Investment Company Act, The Fund’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Fund’s total assets with respect to any one investment company; and

•                                          10% of a Fund’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Strategic Partners Money Market Fund. These limitations are not “fundamental” restrictions and may be changed by the Directors of the Company without shareholder approval. The Fund will not:

1.                                       Invest in companies for the purpose of exercising management or control;

2.                                       Purchase securities of open-end or closed-end investment companies except in compliance with the1940 Act;

3.                                       Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

4.                                       Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund’s total assets would be in investments which are illiquid;

5.                                       Mortgage, pledge or hypothecate any assets, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of borrowing or investment;

6.                                       Purchase or sell puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Company’s Prospectus and this SAI; or

7.                                       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions that may not be changed without shareholder approval.

1. Senior Securities. No Fund may issue senior securities, except as permitted under the 1940 Act.

2. Borrowing. No Fund may borrow money, except that a Fund may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no action letters or similar relief or interpretive guidance.

3. Underwriting. No Fund may underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Real Estate. No Fund may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Commodities. No Fund may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Fund from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund’s investment policies, or (ii) investing in securities of any kind.

6. Lending. No Fund may make loans, except that a Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) make loans of money to other investment companies to the extent permitted by the 1940 Actor any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance (iii) purchase money market securities and enter into repurchase agreements, and (iv) acquire publicly distributed or privately placed debt securities and purchase debt.

7. Industry Concentration. No Fund other than the Strategic Partners Technology Fund and the Strategic Partners Health Sciences Fund may purchase any security if, as a result, more than 25% of the value of the Fund’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The Strategic Partners Technology Fund may invest more than 25% of the value of its assets in the securities of companies doing business in one or more industries relating to technology.

8. Diversification. No Fund other than the Strategic Partners Concentrated Growth Fund and the Strategic Partners Managed OTC Fund may, with respect to 75% of the value of its total assets, purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. The Strategic Partners Concentrated Growth Fund and the Strategic Partners Managed OTC Fund may not, with respect to 50% of its total assets, purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities other investment companies), if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Notes to Investment Restrictions. The following notes should be read in conjunction with the above fundamental investment restrictions. These notes are not fundamental policies and may be changed without shareholder approval.

•                                          Applicable to All Funds: If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

•                                          Applicable to All Funds: With respect to investment restrictions (2) and (6), a Fund will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. There is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

•                                          Applicable to All Funds: With respect to investment restriction (6), the restriction on making loans is not considered to limit a Fund’s investments in loan participations and assignments.

•                                          Applicable Only to the Strategic Partners Small Company Fund: With respect to investment restrictions (2) and (6), the Fund has no current intention of borrowing or lending to any other fund. For purposes of investment restriction (6), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

•                                          Investment Company Securities:  As a non - fundamental operating policy, from time to time each Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Fund may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.  Under such order, the Fund will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Board may increase this limit up to 25% of the Company’s total assets

CERTAIN RISK FACTORS AND INVESTMENT METHODS

Some of the investment instruments, techniques and methods that may be used by one or more of the Funds and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the Company’s Prospectus under “Investment Programs of the Funds” and “Certain Risk Factors and Investment Methods,” and in this SAI under “Investment Programs of the Funds.” The risk factors and investment methods described below only apply to those Funds that may invest in such securities or use such investment methods.

Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments, and a decline in interest rates will generally increase the value of debt investments. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund’s net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of some high-yield securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Credit Ratings. Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-advisor’s credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisors continually monitor the investments in a Fund and evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. A Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s asset value and a Fund’s ability to dispose of particular securities, when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

Writing (Selling) Call Options. A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

Premium Received from Writing Call or Put Options. A Fund will receive a premium from writing a put or call option, which increases such Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

Closing Transactions. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Purchasing Call Options. Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options. A Fund may purchase a put option on an underlying security or currency owned by the Fund (a “protective put”) as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

If a Fund purchases put options at a time when the Fund does not own the underlying security or currency, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs.

Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, a Fund will treat dealer options as subject to a Fund’s limitation on unmarketable or illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An exchange-traded option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund can close out its position by effecting a closing transaction. If a Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices.  Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

Risk Factors of Options on Indices.  Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security.  Accordingly, successful use of positions will depend upon a Sub-advisor’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index.  If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index.  In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities.  It is also possible that the index may rise when the value of a Fund’s securities does not.  If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.  When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities.  As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing.  If this change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) at a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures broker or directly with a futures commission merchant an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”  A margin deposit is intended to ensure a Fund’s performance of the futures contract.  The initial margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A Fund may or may not earn interest income on its margin deposits.  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date.  If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.  For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying security.  If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Alternatively, settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account.  This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting transaction.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit.  It is expected that futures contracts trading in additional financial instruments will be authorized.  The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts.  A public market exists in futures contracts covering a number of indices, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Regulatory Matters Relating to Futures Contracts and Related Options.  The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to “senior securities” for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies’ issuing senior securities.  However, the Staff has taken the position that no senior security will be created if a Fund segregates an amount of cash or other liquid assets at least equal to the amount of the Fund’s obligation under the futures contract or option.  Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

Certain Risks Relating to Futures Contracts and Related Options.  There are special risks involved in futures transactions.

Volatility and Leverage.  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.  Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, a Fund earmarks to the futures contract liquid assets equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.  A Fund may elect to close some or all of its futures positions at any time prior to their expiration.  A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions.  A Fund may close its positions by taking opposite positions which would operate to terminate the Fund’s position in the futures contracts.  Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.  Although a Fund may intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated.  In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.  A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends.  There are several risks in connection with the use by a Fund of futures contracts as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.  The Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to a Sub-advisor’s ability to correctly predict movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund’s portfolio might decline.  If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.  However, while this might occur to a certain degree, the Sub-advisor may believe that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged.  It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions.  In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).  A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do.  Increased participation by speculators in the futures market might also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-advisor might not result in a successful hedging transaction over a very short time period.

Certain Risks of Options on Futures Contracts.  A Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Foreign Futures and Options.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the applicable investment policies and restrictions applicable to a Fund, a Fund may generally enter into forward foreign currency exchange contracts under two circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s securities denominated in or exposed to such foreign currency.  Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies.  In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund’s securities denominated in or exposed to such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.  However, as noted, in order to avoid excessive transactions and transaction costs, a Fund may use liquid assets denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting forward contract transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Currency Futures Contracts and Related Options.  A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price.  A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange contracts, currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity.  Reference is made to the discussion of futures and forward contracts in this SAI for a discussion of these risks.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the other party to the transaction would be a risk factor which a Fund would have to consider.  Hybrid instruments also may not be subject to the regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Foreign Currency Exchange-Related Securities.  Certain Funds may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.

Foreign Currency Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar.  “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero-Coupon Securities.  Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).  Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock.  Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRSTM”) and Certificate of Accrual on Treasuries (“CATSTM”).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.”  Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities.  The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets.  While when-issued securities may be sold prior to the settlement date, a Fund generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities.  When a Fund owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to a Fund.  Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to a Fund.  This principal is returned to a Fund at par.  As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities.  Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables.  Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.  Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See “Types of Credit Support” below.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see “Types of Credit Support”), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Methods of Allocating Cash Flows.  While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Multiple class asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  See “Types of Credit Support.” Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection against ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.  Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve funds” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees).  The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments.  Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.  Additionally, if a letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities.  Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”).  Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof.  In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities.  Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties.  Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities.  In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities.  Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”).  Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts.  Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates.  In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account.  The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.  An acceleration in cardholders’ payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Investments in warrants are speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

Currency Fluctuations.  Investment in securities denominated in foreign currencies involves certain risks.  A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Fund’s securities denominated in that currency will rise.  When a given currency depreciates against the dollar (the dollar strengthens), the value of a Fund’s securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions.  Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees.  These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund.  Investments by foreign investors are subject to a variety of restrictions in many developing countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest.  Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests.  In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Market Characteristics.  Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s securities may be less liquid and more volatile than securities of comparable U.S. companies.  Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable.  Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.  Moreover, as the result of the prevailing political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could have a significant effect on market prices of securities and payment of dividends.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners.  The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Information and Supervision.  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Taxes.  The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Costs.  Investors should understand that the expense ratio of a Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

Other.  With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Eastern Europe.  Changes occurring in Eastern Europe and Russia today could have long-term potential consequences.  As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth.  However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries.  In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities.  Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.  In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest.  Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund’s assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

Latin America.  The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  In addition, of developing countries, a number of Latin American countries are also among the largest debtors.  There have been moratoria on, and reschedulings of, repayment with respect to these debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market.  This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar.  There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

Subject to limitations discussed in the Company’s Prospectus under “Certain Risk Factors and Investment Methods,” the Funds generally may invest in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Board, a Fund’s Sub-Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Sub-Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Sub-advisor to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

As stated in the Prospectus under “Certain Risk Factors and Investment Methods,” certain of the Funds may enter into repurchase agreements.  In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the Sub-advisor.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities Lending:

The Company has made arrangements for the Funds to lend securities.  While a Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund.  In addition to the compensation payable by borrowers under securities loans, a Fund would also earn income from the investment of cash collateral for such loans.  Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term instruments.  However, any losses resulting from the investment of cash collateral would be borne by the lending Fund.  There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

ADDITIONAL PERFORMANCE INFORMATION

From time to time, a Fund’s yield and total return may be included in advertisements, sales literature, or shareholder reports.  In addition, the Company may advertise the effective yield of the Strategic Partners Money Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

STRATEGIC PARTNERS MONEY MARKET FUND (the “Money Market Fund”):

In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund’s current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities.  This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund’s yield determined on a compounded basis.  The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Money Market Fund’s actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Fund, and the Fund’s operating expenses.  For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund’s net asset value to fall below $1.  In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors.  In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive.  A negative yield may also cause the Fund’s net asset value to fall below $1.  The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

ALL OTHER FUNDS:

Standardized Average Annual Total Return Quotations.  “Total return” is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class.  Average annual total return quotations for Class A, B, L, M, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(1+T)n - ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value (“NAV”) during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period.  The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance.  Performance may also be portrayed in terms of cash or investment values, without percentages.  Past performance cannot guarantee any particular future result.  In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.  For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares.  The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years.  You should take this into consideration in any comparison of total return between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company’s Prospectus under “How to Buy Shares.”

Standardized Yield Quotations.  The yield of a class of Fund shares is computed by dividing the class’s net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

YIELD = 2 [ (a - b + 1)[6] - 1 ]
cd

Where:	a	=	net investment income earned during the period attributable to the subject class

	b	=	net expenses accrued for the period attributable to the subject class

	c	=	the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

	d	=	the maximum offering price per share of the subject class

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares and Class L shares, other than shares of the Strategic Partners Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares and Class L shares which decreases with the amount of shares purchased.

Non-Standardized Performance.  In order to more completely represent a Fund’s performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data (“Non-Standardized Return”).  Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.  Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.  Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

Each Fund may also publish its distribution rate and/or its effective distribution rate.  A Fund’s distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share.  A Fund’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio.  The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment.  Unlike a Fund’s yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund’s last monthly distribution.  A Fund’s monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company’s Prospectus under “Dividends, Capital Gains and Taxes”).

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Comparative Information.  From time to time in advertisements or sales material, the Fund’s performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed.  The performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators.  Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds’ investments.  Descriptions of some of the indices which may be used are listed below:

•      The Standard & Poor’s 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

•      The Standard and Poor’s Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market.  It contains companies chosen by the Standard & Poor’s Index Committee for their size, industry characteristics, and liquidity.  None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index).  The S&P 600 is weighted by market capitalization.

•      The NASDAQ-100 Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

•      The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government.  Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

•      The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion.  To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated “Baa” or its equivalent or higher (“investment grade”) by a nationally recognized rating agency.

•      The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index.  Only common stocks are included in the Index.

•      The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

•      The Morgan Stanley Capital International EAFE Index (the “EAFE Index”) is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization.  However, EAFE is also available weighted by Gross Domestic Product (“GDP”). These weights are modified on July 1st of each year to reflect the prior year’s GDP.

•      The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody’s.  All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index.

Each Fund’s investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser’s Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron’s, Best’s Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker, Changing Times, Consumer Reports, Consumer Digest, Crain’s, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor’s, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger’s Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times, LIMRA’s MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation’s Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions & Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter’s, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

MANAGEMENT OF THE COMPANY

The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Independent Directors

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex † Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd; formerly Vice President at Morgan Stanley & Co.	91	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71)	Director	Since 1997	Director (January 2000 – May 2000), Chairman (January 1999 – December 1999), Chairman and Chief Executive Officer (January 1998 – December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983 – 1997).	91
Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom. Trustee of Manhattan College.	91

Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Director	Since 2003	Chairman (since February 2001), of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	91

Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High YieldPlus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Director	Since 2003	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999	90	None
Robin B. Smith (65)	Director	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992)
Stephen G. Stoneburn (62)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).	90	None

Clay T. Whitehead (66)	Director	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm)	93	Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors*

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex † Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (57)	President and Director	Since 2003

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

				91	None

Robert F. Gunia (58)	Vice President and Director	Since 2003	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.	166	Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Kathryn Quirk (52)	Chief Legal Officer	Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Maryanne Ryan (40)	Anti-Money Laundering Officer	Since 2003

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (46)	Treasurer	Since 2003

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Deborah A. Docs (47)	Secretary	Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46)	Assistant Secretary	Since 2005

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

*                                         “Interested” Director, as defined in the 1940 Act, by reason of affiliation with the Managers or the Distributors.

**                                  Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

***                           There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.  The table shows the number of years for which they have served as a Director and/or Officer.

****                    This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Directors and Officers of the Company are also directors or trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributors (as defined below).

Pursuant to the Management Agreement with the Company, the Managers pay all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

†             The Fund Complex consists of all investment companies managed by PI and/or ASISI including JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Funds: Audit, Nominating and Governance, and Valuation, as described below:

Audit Committee

The Audit Committee of the Board consists of Ms. Bynoe, Mr. Carson (Chair), Mr. Stoneburn and Mr. Whitehead. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Company’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met six times during the fiscal year ended October 31, 2004.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc and Mr. McCorkindale. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee met two times during the fiscal year ended October 31, 2004. The Nominating and Governance Committee Charter is available on the Fund’s website at www.strategicpartners.com.

Selection of Director Nominees: The Nominating and Governance Committee is responsible for considering director nominees at such times as it considers electing new directors to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the1940 Act; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Smith) or the Chair of the Governance Committee (Mr. Redeker), in either case c/o Strategic Partners Mutual Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the 1940 Act;

•                  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual as a director, Committee members and other Directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors: Shareholders of the Funds can communicate directly with the Board by writing to the Chair of the Board, c/o Strategic Partners Mutual Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Funds’ portfolio securities and other assets and meets on an as-needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee met two times during the fiscal year ended October 31, 2004.

Director Compensation

The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors’ fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Company accrues deferred Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Directors.

The dollar range of equity securities beneficially owned by the Directors of the Company as of the calendar year ended December 31, 2004 are listed below:

Independent Directors:

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex
David E. A. Carson

Strategic Partners Small-Cap Growth Opportunity Fund: ($1 - $10,000); Strategic Partners Capital Growth Fund: ($1-$10,000); Strategic Partners Concentrated Growth Fund: ($1 - $10,000); Strategic Partners International Growth Fund: ($1 - $10,000)

Over $100,000
Robert E. LaBlanc	Strategic Partners Managed OTC Fund ($10,001 - $50,000)	Over $100,000
Douglas H. McCorkindale	N/A	Over $100,000
Richard A. Redeker	N/A	Over $100,000
Robin B. Smith	N/A	Over $100,000
Stephen Stoneburn	N/A	Over $100,000
Clay T. Whitehead	N/A	Over $100,000

Interested Directors:

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex
Robert F. Gunia	N/A	Over $100,000
Judy A. Rice	N/A	Over $100,000

During the past fiscal year, the Directors considered and approved the Complex’s investment management and each Fund’s sub-advisory agreement with the Managers and its Sub-advisors, individually. In connection with these reviews, the Directors, with the advice and assistance of independent counsel and counsel to the Portfolios, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolios by the Managers and their affiliates, as well as each Sub-advisor. The Directors, in each case, considered the level of and the reasonableness of the fees charged for these services, together with comparative aggregate investment management fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of each Fund of the Company relative to its peer group of mutual funds.

In addition, the Directors considered, among other factors:

•                  the effect of the investment advisory fee and portfolio administration fee structure on the expense ratio of each Fund of the Company;

•                  the effect of the investment advisory fee and portfolio administration fee structure on the nature or level of services to be provided to each Fund of the Company;

•                  the investment performance of each Fund of the Company;

•                  information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies managed by the Managers;

•                  information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the Managers or the Sub-advisors but believed to be generally comparable in its investment objectives and size to each Fund of the Company; and

•                  the continuing need of the Managers and each Sub-advisor to retain and attract qualified investment and service professionals to serve the Company and each Fund in an increasingly competitive industry.

The Directors also considered financial information about the Managers’ costs, an analysis of historical profitability of each Fund, and the importance of supporting quality, long-term service by the Managers and the Sub-advisors to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the Directors determined that the approval of each investment management and sub-advisory agreement was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

The Directors and officers of the Company who are affiliates of the Investment Manager do not receive compensation directly from the Company for serving in such capacities. However, those officers and Directors of the Company who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Company for the services it provides. Each of the other Directors receives annual and per meeting fees paid by the Company plus expenses for each meeting of the Board and of shareholders that he/she attends. Compensation received during the fiscal period ended October 31, 2004 with respect to the Registrant, and for the period ended December 31, 2004 with respect to the Fund Complex, by the Directors who are not affiliates of the Investment Manager was as follows:

Name of Director	Aggregate Compensation from Registrant		Total Compensation from Registrant and Fund Complex Paid to Director

Linda W. Bynoe*	$	N/A	$	N/A
David E. A. Carson		$35,225		$199,750 (38/92)	(1)
Robert E. LaBlanc		$34,618		$204,500 (38/92)	(1)
Douglas H. McCorkindale(2)		$34,258		$176,916 (38/92)	(1)
Richard A. Redeker		$34,889		$184,833 (37/91)	(1)
Robin B. Smith(2)		$35,800		$206,500 (37/91)	(1)
Stephen Stoneburn*		$35,062		$194,000 (37/91)	(1)
Clay T. Whitehead		$35,501		$201,500 (38/92)	(1)

*      Ms. Bynoe become a Director on March 2, 2005.

(1)           Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

(2)          Including accrued interest and/or fund rate of return on amounts deferred through December 31, 2004, the total earnings for the calendar year amounted to approximately $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

The Company’s Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company’s Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions. Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

As of February 3, 2005, the Directors and officers of the Company owned, in the aggregate, less than 1% of each class of the Company’s shares.

Codes of Ethics. The Company, the Investment Manager and the Distributor have adopted codes of ethics under rule 17j-1 of the 1940 Act. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Funds and Portfolios, by such personnel.

Proxy Voting Policies and Recordkeeping Procedures. The Board has delegated to the Company’s Investment Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its Sub-advisor or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for a Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between a Fund and the Manager or its affiliates.

The Manager delegates to each Fund’s Sub-advisor the responsibility for voting each Fund’s proxies. The Sub-advisor is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written Policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Sub-advisor or its affiliates. The Manager and the Board expect that the Sub-advisor will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Managers expect that the Sub-advisor will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.strategicpartners.com as well as www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

A summary of the proxy voting policies of each Fund’s Sub-advisor is set forth in Appendix B of this SAI.

INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGERS:

American Skandia Investment Services, Inc. (“ASISI”), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers of the Funds (each an “Investment Manager” and together the “Investment Managers”) pursuant to an investment management agreement with the Company on behalf of each Fund (the “Management Agreement”). Until May 1, 2003 when PI became co-manager, ASISI served as the sole investment manager to the Company since it commenced operations and has served since 1992 as the investment manager to American Skandia Trust (“AST”), an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. PI also serves as co-manager to AST as well as investment manager to the investment companies that comprise the Prudential mutual funds. PI and its predecessors have served as manager or administrator to investment companies since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Managers, see this SAI under “Management of the Company.”

Under the Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI’s investment management responsibilities with respect to the Company. Pursuant to the Management Agreement, the Investment Managers will jointly administer each Fund’s business affairs and supervise each Fund’s investments. The Investment Managers must provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board. Subject to approval by the Board, the Investment Managers may select and employ one or more sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. The Investment Managers have engaged the Sub-advisors noted on the cover of this SAI to conduct the various investment programs of each Fund pursuant to separate sub-advisory agreements.

The Management Agreement provides, in substance, that the Investment Managers will furnish each Fund with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund. The Investment Managers are responsible for providing, at their expense, such personnel as is required by each Fund for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund pursuant to the Investment Managers’ obligations under the Management Agreement. The Investment Managers, not the Funds, are responsible for the expenses of conducting the investment programs of the Funds.

The Management Agreement provides further that neither the Investment Managers nor their personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement. The Management Agreement also permits the Investment Managers to render services to others.

Under the terms of the Management Agreement, each Fund has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund’s average daily NAV. PI does not receive a fee for its services under the Management Agreement. The Investment Managers, not any Fund, are responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to ASISI and the Sub-advisors, as well as any applicable fee waiver arrangements, see the Company’s Prospectus under “Expense Information” and “Management of the Funds.”

Investment Management Fees. ASISI receives a monthly fee from each Fund for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund. Each Fund’s investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund’s shares. The fees payable to ASISI, based on a stated percentage of the Fund’s average daily net assets, are as follows:

Fund:	Annual Rate:

Strategic Partners International Growth Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over

Strategic Partners Small-Cap Growth Opportunity Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Managed Small-Cap Growth Fund	0.95%

Strategic Partners Small Company Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over

Strategic Partners Mid-Cap Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over(1)

Strategic Partners Relative Value Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Technology Fund	1.00%

Strategic Partners Health Sciences Fund	1.00%

Strategic Partners Managed OTC Fund	0.85%

Strategic Partners Capital Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over(1)

Strategic Partners Concentrated Growth Fund	1.00% to $500 million; 0.90% next $500 million; 0.85% $1 billion and over(1)

Strategic Partners Core Value Fund	0.85%

Strategic Partners Large Cap Core Fund	0.80% to $500 million; 0.75% next $500 million; 0.70% $1 billion and over

Strategic Partners Equity Income Fund	1.00% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over(1)

Strategic Partners Growth with Income Fund	1.00%

Strategic Partners Capital Income Fund	0.75% to $500 million; 0.70% next $500 million; 0.65% $1 billion and over

Strategic Partners Balanced Fund	0.90% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over(1)

Strategic Partners High Yield Bond Fund	0.70% to $500 million; 0.65% next $500 million; 0.60% $1 billion and over

Strategic Partners Bond Fund	0.65% to $500 million; 0.60% next $500 million; 0.55% $1 billion and over

Strategic Partners Money Market Fund	0.50%(2)

(1)               The Investment Manager agreed, effective as of August 1, 2005, to reduce the management fee rate for certain Funds whereby the management fee, as a percentage of the respective Fund’s average daily nets assets, is as follows: (i) Strategic Partners Mid-Cap Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (ii) Strategic Partners Capital Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (iii) Strategic Partners Concentrated Growth Fund: 0.90% to $500 million, 0.85% of next $500 million, and 0.80% on $1 billion and over; (iv) Strategic Partners Equity Income Fund: 0.85% to $500 million, 0.80% of the next $500 million, and 0.75% on $1 billion and over;  and (v) Strategic Partners Balanced Fund: 0.75% to $500 million, 0.70% of the next $500 million, and 0.65% on $1 billion and over.

(2)               Effective as of August 1, 2005, the Investment Manager has contractually undertaken through February 28, 2006 to waive 0.10% of the Fund’s annual management fee.

Investment Management Fee Waivers.

The Investment Manager has contractually agreed to waive portions of its investment management fees through February 28, 2006 equal to 0.07% of the average daily net assets of Concentrated Growth Fund, 0.05% of the average daily net assets of International Growth Fund, 0.10% for Managed Small Cap Growth Fund and Mid-Cap Growth Fund, and 0.20% of the average daily net assets of

Equity Income Fund for the fiscal year ended October 31, 2004.

The investment management fee paid for each of the past three fiscal years by each Fund that was publicly offered prior to October 31, 2004 was as follows:

Name of Fund	Year ended October 31, 2002	Year ended October 31, 2003	Year ended October 31, 2004

Strategic Partners International Growth Fund	$2,161,604	$1,374,452	$2,604,595

Strategic Partners Small-Cap Growth Opportunity Fund	$1,391,312	$937,891	$987,219

Strategic Partners Managed Small-Cap Growth Fund	$450,200	$392,715	$487,313

Strategic Partners Small Company Fund	$1,976,197	$1,807,511	$2,149,850

Strategic Partners Mid-Cap Growth Fund	$209,909	$210,786	$1,561,792

Strategic Partners Relative Value Fund	$1,980,922	$1,721,620	$2,763,015

Strategic Partners Technology Fund	$258,838	$192,817	$236,946

Strategic Partners Health Sciences Fund	$174,080	$167,256	$216,066

Strategic Partners Managed OTC Fund	$272,632	$270,064	$344,820

Strategic Partners Capital Growth Fund	$6,891,761	$5,596,554	$7,551,719

Strategic Partners Concentrated Growth Fund	$8,464,301	$5,198,925	$4,665,039

Strategic Partners Core Value Fund	$162,969	$276,179	$375,625

Strategic Partners Large Cap Core Fund	$1,087,205	$1,072,855	$1,309,668

Strategic Partners Equity Income Fund	$2,495,894	$2,327,186	$2,565,574

Strategic Partners Growth with Income Fund	$456,532	$373,310	$384,443

Strategic Partners Capital Income Fund	$2,018,744	$1,463,599	$1,312,443

Strategic Partners Balanced Fund	$1,479,890	$1,218,738	$1,262,801

Strategic Partners High Yield Bond Fund	$1,029,558	$1,321,082	$1,358,645

Strategic Partners Bond Fund	$2,947,082	$3,583,069	$2,524,525

Strategic Partners Money Market Fund	$1,752,856	$1,844,079	$1,171,465

The Strategic Partners Small-Cap Growth Opportunity Fund, Strategic Partners Small Company Fund, Strategic Partners Concentrated Growth Fund, Strategic Partners Capital Income Fund, Strategic Partners Balanced Fund, Strategic Partners High Yield Bond Fund, Strategic Partners Bond Fund and Strategic Partners Money Market Fund commenced operations on July 28, 1997. The Strategic Partners International Growth Fund, and Strategic Partners Equity Income Fund commenced operations on January 2, 1998. The Strategic Partners Relative Value Fund and Strategic Partners Capital Growth Fund commenced operations on August 19, 1998. The Strategic Partners Large Cap Core Fund, and Strategic Partners Growth with Income Fund commenced operations on November 1, 1999. The Strategic Partners Managed

Small-Cap Growth Fund commenced operations on March 1, 2000. The Strategic Partners Mid-Cap Growth Fund, Strategic Partners Technology Fund, and the Strategic Partners Managed OTC Fund commenced operations on September 11, 2000. The Strategic Partners Health Sciences Fund and Strategic Partners Core Value Fund commenced operations on March 1, 2001. As discussed in this SAI under “Fund Expenses” and in the Company’s Prospectus under “Expense Information,” the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund’s total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.

The Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days’ written notice by vote of a majority of the Directors, where applicable, or by the Investment Managers, or by holders of a majority of the applicable Fund’s outstanding shares, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

The Investment Managers currently engage the following Sub-advisors to conduct the investment programs of each Fund pursuant to separate sub-advisory agreements with the Investment Manager (the “Sub-Advisory Agreements”): (a) Strategic Partners International Growth Fund: William Blair & Company, L.L.C.; (b) Strategic Partners Managed Small-Cap Growth Fund and Strategic Partners Small Cap Growth Opportunity Fund: Deutsche Asset Management, Inc.; (c) Strategic Partners Small Company Fund: GAMCO Investors, Inc.; (d) Strategic Partners Mid-Cap Growth Fund, Strategic Partners Concentrated Growth Fund and Strategic Partners High Yield Bond Fund: Goldman Sachs Asset Management, L.P.; (e) Strategic Partners Relative Value Fund: Neuberger Berman Management Inc.; (f) Strategic Partners Technology Fund: The Dreyfus Corporation; (g) Strategic Partners Health Sciences Fund: A I M Capital Management, Inc.; (h) Strategic Partners Capital Income Fund: T. Rowe Price Associates, Inc..; (i) Strategic Partners Managed OTC Fund: ProFund Advisors LLC; (j) Strategic Partners Capital Growth Fund: Marsico Capital Management, LLC.; (k) Strategic Partners Core Value Fund and Strategic Partners Large Cap Core Fund: Sanford C. Bernstein & Co., LLP; (l) Strategic Partners Equity Income Fund; Alliance Capital Management L.P.; (m) Strategic Partners Growth with Income Fund: Massachusetts Financial Services Company; (n) Strategic Partners Balanced Fund: American Century Investment Management, Inc.; (o) Strategic Partners Bond Fund: Pacific Investment Management Company LLC; and (p) Strategic Partners Money Market Fund: Prudential Investment Management, Inc.

The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund, or from providing such services itself.

Sub-Advisory Fees. ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services. The fee payable to the Sub-advisors with respect to each Fund may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund and the nature of each Sub-advisory Agreement. Each Sub-advisor’s fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor. The fees payable to the Sub-advisors, based on a stated percentage of the Fund’s average daily net assets, are as follows:

William Blair & Company, LLC for the Strategic Partners International Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .30% of the portion of the combined average daily net assets not in excess of $500 million; plus .25% of the portion over $500 million but not in excess of $1 billion; plus .20% of the portion in excess of $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Overseas Growth Fund) for an annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

Deutsche Asset Management, Inc. for the Strategic Partners Small-Cap Growth Opportunity Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .35% of the portion of the combined average daily net assets not in excess of $100 million; plus .30% of the portion over $100 million but not in excess of $300 million; plus .25% of the portion over $300 million but not in excess of $500 million; plus .20% of the portion in excess of $500 million.

Between May 1, 2004 and January 25, 2005, the Investment Manager had engaged State Street Research and Management Company as Sub-advisor for the Fund for an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .50% of the portion of the combined average daily net assets not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

Between September 14, 2001 and April 30, 2004, the Investment Manager had engaged Pilgrim Baxter & Associates, Ltd. as Sub-advisor to the Fund at an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .50% of the portion of the combined average daily net assets not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

Prior to September 14, 2001, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the ASAF PBHG Small-Cap Growth Fund (formerly, the ASAF Janus Small-Cap Growth Fund), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $500 million; plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

Deutsche Asset Management, Inc. for the Strategic Partners Managed Small-Cap Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .35% of the portion of the combined average daily net assets not in excess of $100 million; plus .30% of the portion over $100 million but not in excess of $300 million; plus .25% of the portion over $300 million but not in excess of $500 million; plus .20% of the portion in excess of $500 million. Prior to December 10, 2001, the Investment Manager had engaged Zurich Scudder Investments, Inc. as Sub-advisor for the Fund (formerly the ASAF Scudder Small-Cap Growth Fund) for an annual rate of .50% of the portion of the average daily net assets of the Fund not in excess of $100 million; plus .45% of the portion over $100 million but not in excess of $400 million; plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

GAMCO Investors, Inc. for the Strategic Partners Small Company Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion in excess of $1 billion. Prior to September 11, 2000, the Investment Manager had engaged T. Rowe Price Associates, Inc. as Sub-advisor for the Fund (formerly the ASAF T. Rowe Price Small Company Value Fund) for an annual rate of 0.60% of the average daily net assets of the Fund.

Goldman Sachs Asset Management, L.P. for the Strategic Partners Mid-Cap Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and ASAF Goldman Sachs Concentrated Growth Fund and the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth

Portfolio and AST Goldman Sachs Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .50% of the portion of the combined average daily net assets not in excess of $250 million; plus .45% of the portion over $250 million but not in excess of $750 million; plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

Neuberger Berman Management Inc. for the Strategic Partners Relative Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

The Dreyfus Corporation for the Strategic Partners Technology Fund: An annual rate of 0.55% on first $100 million of the Fund’s average daily net assets; 0.45% of the Fund’s average daily net assets over $100 million to $200 million; 0.425% of the Fund’s average daily net assets over $200 million to $400 million; 0.40% of the Fund’s average daily net assets over $400 million to $900 million; and 0.35% of the Fund’s average daily net assets over $900 million. Prior to July 21, 2004, the Investment Manager engaged INVESCO Institutional, N.A. as Sub-advisor for the Fund, at an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the ASAF INVESCO Health Sciences Fund: .55% of the of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

A I M Capital Management, Inc. for the Strategic Partners Health Sciences Fund: An annual rate equal to the following percentages of the average daily net assets of the Fund: .55% of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

ProFund Advisors LLC for the Strategic Partners Managed OTC Fund: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $400 million; plus .25% of the portion over $400 million. Prior to March 1, 2001, the Investment Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

Marsico Capital Management, LLC for the Strategic Partners Capital Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

Goldman Sachs Asset Management, L.P. for the Strategic Partners Concentrated Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and Strategic Partners Goldman Sachs Mid-Cap Growth Fund and the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .45% of the average daily net assets of the Fund.

Sanford C. Bernstein & Co., LLC for the Strategic Partners Core Value Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

Sanford C. Bernstein & Co., LLC for the Strategic Partners Large Cap Core Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:

.1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million. Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus ..10% on the next $200 million of combined average daily net assets. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by Bankers Trust Company and identified by the Sub-Advisor and ASISI as being similar to the Fund: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

Alliance Capital Management L.P. for the Strategic Partners Equity Income Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion. Prior to May 1, 2000, the Investment Manager had engaged Lord, Abbett & Co. as Sub-advisor for the Fund at a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.

Massachusetts Financial Services Company for the Strategic Partners Growth with Income Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the domestic equity series of American Skandia Trust that are managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus ..25% of the portion in excess of $1.5 billion.

T. Rowe Price Associates, Inc. for the Strategic Partners Capital Income Fund: An annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% on the next $250 million of the Fund’s average daily net assets; and 0.35% of the Fund’s average daily net assets over $500 million. Prior to July 21, 2004, the Investment Managers had engaged INVESCO Funds Group, Inc. as Sub-advisor for the Fund at an annual rate of .35% of the average daily net assets of the Fund.

American Century Investment Management, Inc. for the Strategic Partners Balanced Fund: Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment Management, Inc., the Investment Manager was able to negotiate a reduction to the Sub-advisor’s standard fee schedule. This reduced fee schedule is an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and Investment Manager as being similar to the Fund: .45% of the portion of the average daily net assets of the Fund not in excess of $50 million; plus .40% of the portion over $50 million but not in excess of $100 million; plus .35% of the portion over $100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

Goldman Sachs Asset Management, L.P., for the Strategic Partners High Yield Bond Fund: An annual rate of 0.30% of the Fund’s average daily net assets. Prior to May 1, 2004, the Investment Managers had engaged Federated Investment Counseling as the Sub-advisor for the Fund at an annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

Pacific Investment Management Company LLC for the Strategic Partners Bond Fund: An annual rate of .25% of the average daily net assets of the Fund.

Prudential Investment Management, Inc. for the Strategic Partners Money Market Fund: An annual rate of 0.25% of the average daily net assets of the Fund.  Prior to August 5, 2005, the previous Sub-advisor, Wells Capital Management, Inc., was paid an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by Wells Fargo Investment Management, Incorporated and identified by it and ASISI as being similar to the Fund: .07% of the portion of the combined average daily net assets not in excess of $500 million; plus .05% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion in excess of $1.5 billion. Prior to September 17, 2001, the Investment Manager had engaged J.P. Morgan Investment Management, Inc. as Sub-advisor for the Fund at a total Sub-advisory fee of an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Master Trust that is managed by J.P. Morgan Investment Management, Inc. and identified by it and ASISI as being similar to the Fund: .09% of the portion of the combined average daily net assets not in excess of $500 million; plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers. Certain Sub-advisors have voluntarily agreed to waive a portion of their sub-advisory fees set forth above, as follows:

Commencing January 1, 2002, Neuberger Berman Management, Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined average daily net assets of the Strategic Partners Relative Value Fund and the series of American Skandia Trust that are managed by the Sub-advisor and identified by the Sub-advisor and Investment Manager as being similar to the Funds is in effect: .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

Commencing March 1, 2001, Marsico Capital Management, LLC has voluntarily agreed to waive the portion of its fee that exceeds the following percentage of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Investment Manager and Sub-advisor as being similar to the Fund: .40% of the combined average daily net assets of the Fund. The Sub-advisor may terminate this voluntary agreement at any time.

The sub-advisory fees paid by the Investment Manager for each Fund for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 are set forth in the following table. The notes following the table identify sub-advisory fees paid to Sub-advisors who no longer serve as Sub-advisors to the Funds.

Name of Fund	Year Ended October 31, 2002	Year ended October 31, 2003	Year ended October 31, 2004

Strategic Partners International Growth Fund	$1,080,802	$410,396	$639,058

Strategic Partners Small-Cap Growth Opportunity Fund	$637,671	$463,124	$495,603

Strategic Partners Managed Small-Cap Growth Fund	$192,104	$67,257	$134,449

Strategic Partners Small Company Fund	$790,479	$723,004	$837,246

Strategic Partners Mid-Cap Growth Fund	$108,668	$53,922	$397,836

Strategic Partners Relative Value Fund	$787,624	$627,801	$1,098,886

Strategic Partners Technology Fund	$142,361	$106,049	$130,320

Strategic Partners Health Sciences Fund	$95,744	$91,991	$118,836

Strategic Partners Managed OTC Fund	$112,260	$111,203	$141,985

Strategic Partners Capital Growth Fund	$2,552,684	$2,230,617	$2,731,565

Strategic Partners Concentrated Growth Fund	$3,166,325	$1,318,017	$1,184,758

Strategic Partners Core Value Fund	$47,932	$81,229	$110,478

Strategic Partners Large Cap Core Fund	$135,901	$134,107	$172,624

Strategic Partners Equity Income Fund	$654,961	$542,351	$549,655

Strategic Partners Growth with Income Fund	$152,285	$132,150	$140,240

Strategic Partners Capital Income Fund	$855,558	$683,013	$634,240

Strategic Partners Balanced Fund	$575,513	$473,954	$498,539

Strategic Partners High Yield Bond Fund	$225,832	$283,143	$424,571

Strategic Partners Bond Fund	$1,133,493	$1,378,104	$970,971

Strategic Partners Money Market Fund	$162,181	$147,526	$99,453

Notes:

Strategic Partners International Growth Fund: For fiscal year 2002 the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Strategic Partners Managed Small Cap Growth Fund: For fiscal year 2002, $31,502 was paid to Zurich Scudder Investments, Inc. and $160,602 was paid to Deutsche Asset Management, Inc.

Strategic Partners Mid-Cap Growth Fund: For fiscal year 2002, the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Strategic Partners Concentrated Growth Fund: For fiscal year 2002, the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund (provided that the Sub-advisor has received notice of such termination).

Portfolio Managers:  The following tables set forth certain additional information with respect to the portfolio managers for each of the Fund’s Portfolios.  Unless noted otherwise, all information is provided as of October 31, 2004.

A.   Other Accounts Managed by Portfolio Managers.   The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Strategic Partners International Growth Fund	W. George Greig of William Blair & Company, L.L.C.	7 ($5,544,000)	6 ($697,900,000)	34 ($2,419,800)

Strategic Partners Small-Cap Growth Opportunity Fund	Janet Campagna Robert Wang of Deutsche Asset Management, Inc.	35 ($3,199,511,680) 35 ($3,199,511,680)	7 ($478,714,796) 7 ($478,714,796)	40 ($6,500,705,451) 3 ($79,719,404) 40 ($6,500,705,451) 3 ($79,719,404)

Strategic Partners Managed Small-Cap Growth Fund	Janet Campagna and Robert Wang of Deutsche Asset Management, Inc.	Same as Strategic Partners Small-Cap Growth Opportunity Fund, above.	Same as Strategic Partners Small-Cap Growth Opportunity Fund, above.	Same as Strategic Partners Small-Cap Growth Opportunity Fund, above.

Strategic Partners Small Company Fund	Mario J. Gabelli of GAMCO Investors, Inc.	24 ($10,500,000,000)	14 ($707,700,000)	1,747 ($9,900,000,000)

Strategic Partners Mid-Cap Growth Fund	Herbert Ehlers, David Shell, Steven M. Barry, Gregory H. Ekizian, Kenneth Berents, Andrew F. Pyne and Scott Kolar of Goldman Sachs Asset Management, L.P.	29 ($8.95 bn) for all	1 ($62.4 mn) for all	649 ($20.6 bn) for all 14 ($1.82 bn) for all

Strategic Partners Relative Value Fund	S. Basu Mullick of Neuberger Berman Management, Inc.	2 ($2,200,000,000)	0	0

Strategic Partners Technology Fund	Mark Herskovitz of The Dreyfus Corporation	4 ($2,023,656,201)	2 ($8,053,490)	0

Strategic Partners Health Sciences Fund	Michael Yellen Kirk L. Anderson	8 ($2,583,098,508) 16 ($8,417,823,819)	3 ($405,791,235) 3 ($405,791,235)	0 0

Portfolio	Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Bryan A. Unterhalter Derek M. Taner* Sunaina A. Murthy* of AIM Capital Management, Inc.	13 ($11,207,525,801) 6($2,131,936,107) 6($2,131,936,107)	4 ($487,277,633) 0 0	234 ($37,271,075) (3)$341,321,010 (3)$341,321,010

*Mr. Taner and Ms. Murthy’s number of accounts managed and total assets in each account is as of 6/30/05.

Strategic Partners Managed OTC Fund	George Foster Elisa Petit of ProFund Advisors LLC	87 ($6,296,496,410) 36 ($3,073,419,509)	1 ($21,600,000) 0	0 0

Strategic Partners Capital Growth Fund	Thomas F. Marsico of Marsico Capital Management, LLC	29 ($18,584,102,000)	11 ($885,322,000)	168 ($14,366,591,000)

Strategic Partners Concentrated Growth Fund	Herbert Ehlers, David Shell, Steven M. Barry, Gregory H. Ekizian, Kenneth Berents, Andrew F. Pyne and Scott Kolar of Goldman Sachs Asset Management, L.P.	29 ($8.95 bn) for all	1 ($62.4 mn) for all	649 ($20.6 bn) for all (14) ($1.82 bn) for all

Strategic Partners Core Value Fund	Marilyn Goldstein Fedak of Sanford Bernstein & Co., LLC	40 ($19,013,743,895) 1($5,812,885,575)	4 ($652,280,174)	27,845 ($53,403,010,880) 14($3,152,941,506)

Strategic Partners Large Cap Core Fund	Drew W. Demakis of Sanford Bernstein & Co., LLC	34 ($28,659,499,340)	38 ($1,554,820,635)	109 ($17,077,442,394) 9 ($1,246,658,265)

Strategic Partners Equity Income Fund	Frank Caruso of Alliance Capital Management, L.P.	6 ($14,250,000,000)	0	13 ($2,788,000,000)

Strategic Partners Growth with Income Fund	T. Kevin Beatty Nicole M. Zatlyn* of Massachusetts Financial Services Company	8($8,369,618,112) 8($8,122,144,364)	1($319,674,788) 1($288,570,692)	5($298,184,247) 5($306,881,511)

	*Ms. Zatlyn’s number of accounts managed and total assets in each account is as of 6/30/05.

Strategic Partners Capital Income Fund	Stephen W. Boesel John D. Linehan Brian C. Rogers of T. Rowe Price Associates, Inc.	3 ($7,940,876,097) 2 ($3,028,550,003) 13 ($26,967,914,722)	0 3 ($392,228,212) 0	6 ($96,892,815) 8 ($800,725,009) 17 ($1,390,486,882)

Strategic Partners Balanced Fund	Jeffrey R. Tyler of American Century Investment Management, Inc.	16 ($4,169,905,765)	27 ($822,649,416)	0

Strategic Partners High Yield Bond Fund	Andrew Jessop, Diana Gordon and Rob Cignarella of Goldman Sachs Asset Management, L.P.	4 ($3.2 bn) for all	5 ($3.9 bn) for all 2 ($1.2 bn) for all	21 ($4.7 bn) for all 2 ($0.5 bn) for all

Portfolio	Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Strategic Partners Bond Fund	William H. Gross of Pacific Investment Management Company LLC	27 ($113,266,000)	14 ($3,912,000)	46 ($18,808,000) 26 ($21,628,000)

B.  Portfolio Manager Compensation / Material Conflicts of Interest.   The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation.  The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Strategic Partners International Growth Fund

William Blair & Company, L.L.C.
Compensation

The compensation of William Blair portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The Fund’s portfolio manager is a principal of William Blair, and as of October 31, 2004 his compensation consists of a base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The portfolio manager’s compensation is determined by the head of William Blair’s Investment Management Department, subject to the approval of the firm’s Executive Committee. The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Conflicts of Interest

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Strategic Partners Small-Cap Growth Opportunity Fund	Deutsche Asset Management, Inc. Compensation

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

DAMI seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage. To evaluate its investment professionals, DAMI uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, DAMI considers a number of quantitative and qualitative factors such as:

•     Scudder Investments’ performance and the performance of Deutsche Asset Management;

•     Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•     Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, DAMI assesses compliance, risk management and teamwork skills.

•     Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of DAMI, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DAMI analyzes competitive compensation levels through the use of extensive market data surveys.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by DAMI, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of DAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of DAMI in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DAMI attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where DAMI has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DAMI will not determine allocations based on whether it receives a performance-based fee from the client.

Additionally, DAMI has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

DAMI is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DAMI is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DAMI’s advisory clients. DAMI has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Strategic Partners Managed Small-Cap Growth Fund

Deutsche Asset Management, Inc.
Compensation

Same as Strategic Partners Small-Cap Growth Opportunity Fund, above.

Conflicts of Interest

Same as Strategic Partners Small-Cap Growth Opportunity Fund, above.

Strategic Partners Small Company Fund

GAMCO Investors, Inc.
Compensation

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Subadviser for managing the Small Company Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Small Company Fund.

Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

assets through appreciation and net investment activity.

One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Subadviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli.

As an executive officer of the Subadviser’s parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Small Company Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

portfolio manager differ among the accounts that he manages. If the structure of the Subadviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Subadviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Subadviser’s compensation (and expenses) for the Small Company Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Subadviser and its affiliates.

The Subadviser and the Small Company Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Strategic Partners Mid-Cap Growth Fund

Goldman Sachs Asset Management, Inc.
Compensation

GSAM and the GSAM Growth Team’s (the “Growth Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is Russell Mid cap Growth.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Advised Funds for which they have primary responsibility.

Strategic Partners Relative Value Fund

Neuberger Berman Management, Inc.
Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to predetermined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of NB Management prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager’s day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Strategic Partners Technology Fund

The Dreyfus Corporation
Compensation

Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial Corporation restricted stock.

Portfolio performance is measured by the 1-year (40%) and 3-year (60%) total return of all of the portfolio manager’s accounts relative to the annualized total return of the appropriate Lipper peer group.

Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of portfolio manager’s performance based on any combination of the following: marketing contributions, new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon Financial Corporation restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Conflicts of Interest

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the fund. For these or other reasons, the portfolio manager may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus’ portfolio managers.

Strategic Partners Health Sciences Fund

AIM Capital Management, Inc.
Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•Annual bonus. Each portfolio manager received an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•Equity-based compensation. Portfolio managers were awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

•Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with,

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the SP Health Sciences Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Strategic Partners Managed OTC Fund

ProFund Advisors LLC
Compensation

ProFund believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Conflicts of Interest

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, an unregistered investment company account. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
opportunities.

Strategic Partners Capital Growth Fund

Marsico Capital Management, LLC
Compensation

Portfolio Manager Compensation. The structure of, and the method used to determine the compensation of each portfolio manager.

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts.Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Conflicts of Interest

Material Conflicts. A description of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund’s investment, on the one hand, and the investments of the other accounts list in A. above, on the other. (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Strategic Partners Capital Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix ofsecurities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics

Strategic Partners Concentrated Growth Fund

Goldman Sachs Asset Management, L.P.
Compensation

GSAM and the GSAM Growth Team’s (the “Growth Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short-term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is Russell 1000 Growth.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Strategic Partners Core Value Fund

Sanford Bernstein & Co., LLC
Compensation

Alliance’s compensation program for investment professionals(1) is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants (granted prior to 2002 and (v) contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decisions.

(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Conflicts of Interest

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, and managing multiple accounts for multiple clients, including funds (hereinafter “clients”), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions is disseminated fairly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

Strategic Partners Large Cap Core Fund	Sanford Bernstein & Co., LLC Compensation Same as Strategic Partners Core Value Fund, above. Conflicts of Interest Same as Strategic Partners Core Value Fund, above.

Strategic Partners Equity Income Fund	Alliance Capital Management, L.P.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Compensation

AllianceBernstein’s compensation program for investment professionals (1) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein’s Profit Sharing/401(k) Plan. AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards (including restricted stock units), for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria.

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes our clients and shareholders an undivided duty of

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics
AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients
The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities
In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

(1) Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Strategic Partners Growth with Income Fund

Massachusetts Financial Services Company

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•                  Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•                  •Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Growth Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Growth Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Growth Fund’s portfolio as well as for accounts with similar investment objectives of the Subadviser or subsidiary of the Subadviser. Securities transactions for the Growth Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Growth Fund is concerned. In most cases, however, MFS believes that the Growth Fund’s ability to participate in volume transactions will produce better executions for the Growth Fund.

Since MFS does not receive a performance fee for its management of the Growth Fund, MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Growth Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

Strategic Partners Capital Income Fund

T. Rowe Price Associates, Inc.
Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, the portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms.

Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other account(s) included in response to this question.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell)

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Strategic Partners Balanced Fund

American Century Investment Management, Inc.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Strategic Partners Balanced Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Strategic Partners High Yield Bond Fund

Goldman Sachs Asset Management, L.P.
Compensation

GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmark for measuring performance of this Fund is the Lehman US Corporate High Yield Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Strategic Partners Bond Fund

Pacific Investment Management Company LLC

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums,

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

C.  Portfolio Manager Securities Ownership.   The table below identifies, for each Portfolio Manager, ownership of the Company’s securities by each Portfolio Manager.

Portfolio	Portfolio Manager (s)	Ownership of Company Securities
Strategic Partners International Growth Fund	William Blair & Company, L.L.C. W. George Greig	0
Strategic Partners Small-Cap Growth Opportunity Fund	Deutsche Asset Management, Inc. Janet Campagna Robert Wang	0 0
Strategic Partners Managed Small-Cap Growth Fund	Deutsche Asset Management, Inc. Janet Campagna Robert Wang	0 0
Strategic Partners Small Company Fund	GAMCO Investors, Inc. Mario J. Gabelli	0
Strategic Partners Mid-Cap Growth Fund	Goldman Sachs Asset Management, L.P. Herbert Ehlers David Shell Steven M. Barry Gregory H. Ekizian Kenneth Berents Andrew F. Pyne Scott Kolar	0 0 0 0 0 0 0

Portfolio	Portfolio Manager (s)	Ownership of Company Securities
Strategic Partners Relative Value Fund	Neuberger Berman Management, Inc. S. Basu Mullick	0
Strategic Partners Technology Fund	The Dreyfus Corporation Mark Herskovitz	0
Strategic Partners Health Sciences Fund	AIM Capital Management, Inc. Michael Yellen Kirk L. Anderson Bryan A. Unterhalter Derek M. Taner Sunaina A. Murthy	0 0 0 0 0
Strategic Partners Managed OTC Fund	ProFund Advisors LLC George Foster Elisa Petit	0 0
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC Thomas F. Marsico	0
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P. Herbert Ehlers David Shell Steven M. Barry Gregory H. Ekizian Kenneth Berents Andrew F. Pyne Scott Kolar	0 0 0 0 0 0 0
Strategic Partners Core Value Fund	Sanford Bernstein & Co., LLC Marilyn Goldstein Fedak	0
Strategic Partners Large Cap Core Fund	Sanford Bernstein & Co., LLC Drew W. Demakis	0
Strategic Partners Equity Income Fund	Alliance Capital Management, L.P. Frank Caruso	0
Strategic Partners Growth with Income Fund	Massachusetts Financial Services Company T. Kevin Beatty Nicole M. Zatlyn	0 0
Strategic Partners Capital Income Fund	T. Rowe Price Associates, Inc. Stephen W. Boesel John D. Linehan	0 0

Portfolio	Portfolio Manager (s)	Ownership of Company Securities
	Brian C. Rogers	0
Strategic Partners Balanced Fund	American Century Investment Management, Inc. Jeffrey R. Tyler	0
Strategic Partners High Yield Bond Fund	Goldman Sachs Asset Management, L.P. Andrew Jessop Diana Gordon Rob Cignarella	0 0 0
Strategic Partners Bond Fund	Pacific Investment Management Company LLC William H. Gross	0

THE ADMINISTRATOR:

PFPC Inc. (the “Administrator”), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the administrator for the Company. Pursuant to administration agreements between the Administrator and the Company, respectively (the “Administration Agreements”), the Administrator has agreed to provide certain fund accounting and administrative services to the Company, including, among other services, accounting relating to the Company and the investment transactions of the foregoing; computing daily NAVs; monitoring the investments and income of the Company for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and annual and semi-annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Investment Manager and the Company’s custodians; preparing and maintaining the Company’s books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Company as may be agreed upon in writing by the parties to the respective Administration Agreements. The administrator does not have any responsibility or authority for the management of the assets of the Funds, the determination of their investment policies, or for any matter pertaining to the distribution of securities issued by the Company.

Under the terms of the Administration Agreements, the Administrator shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services to be provided for under the agreements. The Administrator shall be liable for any damages arising out of its failure to perform its duties under the Administration Agreements to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, director, employee or agent of the Company , shall be deemed when rendering services to the Company or acting on any business of the Company (other than services or business in connection with the Administrator’s duties under the Administration Agreements) to be rendering such services to or acting solely for the Company and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them. The Administration Agreements shall continue until terminated by either party on 60 days’ prior written notice to the other party.

As compensation for the services and facilities provided by the Administrator to the Company, the Company has agreed to pay the Administrator its “out-of-pocket” expenses, plus a monthly multi-class fee of $3,000 per Fund, plus (except for the Strategic Partners Large Cap Core Fund) the greater of the following monthly fee based on the average daily net assets of the Funds — 0.10% (first $200 million), 0.06% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) — or a minimum annual fee of $75,000 (for primarily U.S. securities) and $100,000 (for primarily international securities) per Fund. The fee for the Strategic Partners Large Cap Core Fund is the greater of the following monthly fee based on the average daily net assets of the Fund — 0.05% (first $200 million), 0.03% (next $200 million), 0.0275% (next $200 million), 0.02% (next $400 million) and 0.01% (over $1 billion) — or a minimum monthly fee of $6,250. The Administrator has agreed to voluntarily waive certain of these fees and expenses.

Reimbursable “out-of-pocket” expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, outside independent pricing service charges and record retention/storage. For the fiscal year ended October 31, 2002, the Company paid the Administrator $3,092,608. For the fiscal year ended October 31, 2003, the Company paid the Administrator $2,848,429. For the fiscal year ended October 31, 2004, the Company paid the Administrator $2,506,961. These amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

American Skandia Fund Services, Inc. (“ASFS”), an affiliate of ASISI, receives a fee from each Fund under an Administration Agreement between ASFS and the Company with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Pursuant to this agreement, ASFS selects and contracts with third parties providing administrative services for such plans (“third-party administrators”) or agents for such third-party administrators.                     Among other matters, third party administrators maintain records of the holdings in the Funds of individual plan participants. As a result of the third-party administrators’ services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

ASFS uses its fee from each Fund to pay the third-party administrators and their agents, which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee payable to ASFS corresponds to the aggregate fees payable by ASFS to third-party administrators and agents under the terms of the agreements between ASFS and such third-party administrators and agents. Such fees, depending on the particular agreement, are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such third-party administrator or agent, or (b) at a fixed dollar amount up to $15 annually per participant account that is maintained by a third-party administrator reflecting the holdings of a plan participant in a Fund. ASFS does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Fund under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company, where applicable; (xvii) compensation and expenses of Directors of the Company, where applicable, who are not “interested persons” of the Fund, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, and officers with respect thereto. Expenses incurred by the Company not directly attributable to any specific Fund are allocated on the basis of the net assets of the respective Funds.

The Investment Manager has voluntarily agreed to reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund’s average net assets as follows:

Strategic Partners International Growth Fund: 1.60%

Strategic Partners Small-Cap Growth Opportunity Fund: 1.30%

Strategic Partners Managed Small-Cap Growth Fund: 1.40%

Strategic Partners Small Company Fund: 1.40%

Strategic Partners Mid-Cap Growth Fund: 1.40%

Strategic Partners Relative Value Fund: 1.35%

Strategic Partners Technology Fund: 1.40%

Strategic Partners Health Sciences Fund: 1.40%

Strategic Partners Managed OTC Fund: 1.25%

Strategic Partners Capital Growth Fund: 1.30%

Strategic Partners Concentrated Growth Fund: 1.25%

Strategic Partners Core Value Fund: 1.20%

Strategic Partners Large Cap Core Fund: 1.00%

Strategic Partners Equity Income Fund: 1.15%

Strategic Partners Growth with Income Fund: 1.30%

Strategic Partners Capital Income Fund: 1.17%

Strategic Partners Balanced Fund: 1.15%

Strategic Partners High Yield Bond Fund: 1.00%

Strategic Partners Bond Fund: 0.80%

Strategic Partners Money Market Fund: 1.00%

The Investment Manager may terminate the above voluntary agreements at any time without notice to shareholders.

DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTORS:

American Skandia Marketing, Incorporated (“ASM”), located at One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Services, Inc. (“PIMS”) (together the “Distributor”) serve as the principal underwriters and distributors for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the “Underwriting Agreement”). Each Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Each Distributor is an “affiliated person” (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or “interested persons” of any such party (as defined in the 1940 Act); or (ii) by the vote of a “majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor’s undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor’s undertaking, see the Company’s Prospectus under “How to Buy Shares: Purchase of Class X Shares.” The Distributor is not obligated to sell any specific amount of shares of any Fund.

The following table shows, for the period ended September 30, 2004, information about the compensation received by the Distributor:

Distribution Fees	$69,695,873
Contingent Deferred Sales Charges
Class A	$143
Class B	$13,843
Class C	$146,673
Class L	$13,659
Class M	$7,756,373
Class X	$1,229,886

Front End Sales Charges
Class A	$1,511,211
Class C	$390,968
Class L	$854,027

For the period ended September 30, 2004, aggregate underwriting commissions were $2,110,586, of which, $312,514 was retained by the Distributor. For the period ended September 30, 2003, aggregate underwriting commissions were $4,020,698, of which $517,459 was retained by the Distributor. For the period ended September 30, 2002, aggregate commissions were $6,750,377, of which $840,553 was retained by the Distributor.

THE DISTRIBUTION PLANS:

The Company has adopted separate Distribution and Service plans (commonly referred to as “12b-1 Plans”) for Class A, B, L, M, C and X shares of each Fund (the “Class A Plan,” “Class B Plan,” “Class L Plan,” “Class M Plan,” “Class C Plan” and “Class X Plan,” individually, and collectively, the “Class Plans”) pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Company has also adopted a Distribution and Service Plan for Class D shares for ASAF Money Market Fund only. The Class Plans permit the payment of certain fees from Fund assets to the Distributor, an affiliate of the Investment Manager, for its services and costs in distributing Fund shares and providing for services to shareholder accounts. In addition, the Company adopted a Supplemental Distribution Plan (the “Supplemental Plans,” and together with the Class Plans, the “Plans”) under Rule 12b-1 under the 1940 Act to permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds. The Supplemental Distribution Plan for the Company was

terminated by the vote of the majority of the Directors of the Company who are not interested persons of the Company and have no direct or indirect financial interest in the operations of the Supplemental Distribution Plan. Since July 2000 when the Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

Under the Plans, the Distributor may use the amounts received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and compensating broker-dealers who sell shares of the Company and provide services to shareholder accounts. Such broker-dealer compensation may include initial sales concessions, ongoing sales and service fees, and additional marketing fees requested by selling broker-dealers, all as described below under “Dealer Compensation Information.” The Distributor may receive compensation under the Plans regardless of whether it actually uses such compensation to pay distribution expenses. The Distributor has assigned its right to receive any distribution and service fees under the Class L Plan and the Class X Plan, as well as any contingent deferred sales charge for Class L and Class X shares, to an unaffiliated third party that finances the sale of Class L and Class X shares.

The following table shows, for the period ended September 30, 2004, the nature and amount of the expenditures made under the Plans:

Printing of prospectuses and reports for other than current shareholders:	$25,714
Compensation to dealers
(Class B shares):	$542,453
Compensation to dealers
(Class C shares):	$791,290
Compensation to dealers
(Class L shares):	$20,885
Compensation to dealers
(Class M shares):	$1,384,836
Compensation to dealers
(Class X shares):	$136,393

The distribution expenses paid under the Plans will be intended to result in the sale of shares of the Company’s various Funds. As a result, amounts incurred by a Fund under the Plans (including brokerage commissions paid by a Fund under the Supplemental Plans) may be used in a manner that promotes the sale of shares of other Funds. Certain Funds of the Company may not be available for additional investments or for purchase by new investors. Distribution expenses that are not attributable to a particular Fund will be allocated among the Funds on different bases (e.g., relative asset size and relative new sales of the Funds) depending on the nature of the expense and the manner in which the amount of such expense is determined. Distribution expenses that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.

The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of Directors, as applicable, who are not “interested persons” of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at meetings called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, improving the Distributor’s ability to attract investments by enabling it to compensate broker-dealers selling shares of the Funds adequately and in the most effective manner, and that the resulting increases in assets should enable the Funds to achieve greater economies of scale and lower their per-share operating expenses. The Directors also considered the benefit of promoting shareholder access to the services of broker-dealer representatives who have knowledge of the shareholders’ particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor’s purchase of additional shares for Class X investors as a bonus. The Directors of the Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

Each Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Directors, as applicable, in the manner described above. All material amendments to the Plans must be approved by the Directors, as applicable, in the manner described above. The Class Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. The Supplemental Plans may not be amended to materially change the source of monies from which distribution expenses are paid without approval of the shareholders of each Fund affected thereby entitled to vote thereon under the 1940 Act. The Plans may be terminated as to additional shares of any Fund at any time, without payment of a penalty, by vote of the majority of the Directors, as applicable, who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the class, Fund affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

In addition to the dealer compensation information described in the Company’s Prospectus, the following may be applicable to the purchase of Fund shares.

Class L Dealer Compensation. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class L shares, are as follows:

	High Yield Bond & Bond Funds:	All Other Funds (other than Money Market Fund):
Amount of Purchase:	Concession (as % of Offering price)	Concession (as % of Offering price)
Less than $50,000	3.50%	5.00%
$50,000 up to $100,000	3.00%	4.25%
$100,000 up to $250,000	2.50%	3.25%
$250,000 up to $500,000	1.75%	2.50%
$500,000 up to $1 million	1.25%	2.00%

In addition, the Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

The Distributor uses distribution and service fees received under the Class L Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation generally is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class L shares held in accounts of the dealer or its customers. However, in the case of shares purchased at NAV with a CDSC, the Distributor will pay the dealer of record a sales commission in an amount equal to 0.50% of the amount invested, and the ongoing compensation will not begin until one year after purchase. NAV shares are not subject to the one-year exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

Class A Dealer Compensation. Class A shares of the Money Market Funds are sold without an initial sales charge. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares of all other Funds, are as follows. The compensation paid under the Class A Plan to qualified dealers will be at an annual rate not to exceed 0.30% of the Fund’s average daily net assets.

The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares are as follows:

Most Equity Funds	FESL	Gross CC	12b-1 Fee	Trailer	Trailer Starts	CDSC
Up to $24,999	5.50%	5.00%	0.30%	0.25%	Immediate	N/A
$25,000 to $49,999	5.00%	4.50%	0.30%	0.25%	Immediate	N/A
$50,000 to $99,999	4.50%	4.00%	0.30%	0.25%	Immediate	N/A
$100,000 to $249,999	3.75%	3.25%	0.30%	0.25%	Immediate	N/A
$250,000 to $499,999	2.75%	2.50%	0.30%	0.25%	Immediate	N/A
$500,000 to $999,999	2.00%	1.75%	0.30%	0.25%	Immediate	N/A
$1,000,000 to $4,999,999	NAV	1.00%	0.30%	0.25%	Month 13	1% for 12 Mos
$5,000,000 to $9,999,999	NAV	0.50%	0.30%	0.25%	Month 13	1% for 12 Mos
$10,000,000 and Up	NAV	0.25%	0.30%	0.25%	Month 13	1% for 12 Mos

Most Fixed Income Funds	FESL	Gross CC	12b-1 Fee	Trailer	Trailer Starts	CDSC
Up to $49,999	4.50%	4.00%	0.30%	0.25%	Immediate	N/A
$50,000 to $99,999	4.00%	3.50%	0.30%	0.25%	Immediate	N/A
$100,000 to $249,999	3.50%	3.00%	0.30%	0.25%	Immediate	N/A
$250,000 to $499,999	2.50%	2.00%	0.30%	0.25%	Immediate	N/A
$500,000 to $999,999	2.00%	1.75%	0.30%	0.25%	Immediate	N/A
$1,000,000 to $4,999,999	NAV	0.70%	0.30%	0.25%	Month 13	1% for 12 Mos
$5,000,000 to $9,999,999	NAV	0.50%	0.30%	0.25%	Month 13	1% for 12 Mos
$10,000,000 and Up	NAV	0.25%	0.30%	0.25%	Month 13	1% for 12 Mos

Class M Dealer Compensation. The Distributor uses distribution and service fees received under the Class M Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class M shares (and any shares purchased by the reinvestment of dividends or capital gains) held for eight years or less. The Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class M shares to the dealer from its own resources at the time of the sale.

Class B Dealer Compensation. The Distributor will pay a sales concession of 4.00% of the purchase price of Class B shares. The compensation paid under the Class B Plan to qualified dealers will be at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class B shares held for seven years or less.

Class X Dealer Compensation. The Distributor uses distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

The Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.

Class X shares are no longer offered to new purchasers. Dividends on Class X shares will continue to be invested in

Class X shares. Class X shares will only be exchangeable with Class X shares offered by other Strategic Partners Funds.

Class C Dealer Compensation. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. The Distributor currently pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year. After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis. The Class C CDSC is waived, and the one-year exclusion on ongoing compensation does not apply, in cases where the shareholder has made arrangements with the Company and the dealer of record waives the 1.00% fee upon sale. Similarly, the initial fee is not paid and the payment of ongoing quarterly compensation begins immediately after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

Additional Dealer Compensation. In addition to the amounts paid to dealers as concessions that are discussed above with respect to each class of the Company’s shares, the Distributor or an affiliate (“American Skandia”) may enter into special compensation arrangements with dealers or networks of dealers that have sold or are expected to sell Fund shares. Each arrangement is structured as an arrangement between American Skandia and a third-party in consideration for aggregating assets in the Funds, maintaining an operational platform, and maintaining a sales organization. None of these payments in connection with such arrangements will change the price an investor pays for shares.

DETERMINATION OF NET ASSET VALUE

Each Fund’s net asset value or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. A Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time, after the close of trading on the NYSE, or earlier if the NYSE closes early. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share of the Money Market Fund is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Fund’s investments assuming the instrument’s obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

The amortized method of valuation is intended to permit the Money Market Fund to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., with portfolio securities).

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise, a primary dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service on the day of valuation, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund’s Board.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board) does not represent fair value (“Fair Value Securities”), are valued by the Valuation Committee or Board, in consultation with the Manager and investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer’s financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, the Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that the Manager determines that one or more of the Fund’s portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund’s NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager, does not represent fair value. Securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B, Class M and Class C shares will generally be lower than the NAV of Class A shares and Class L shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected however that the NAV per share of the classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

ADDITIONAL INFORMATION ON THE
REDEMPTION OF SHARES

SPECIAL REDEMPTIONS:

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

A Fund may not suspend a shareholder’s right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (“NYSE”) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

For further information regarding the purchase and redemption of Fund shares, see “How to Buy Shares” and “How to Redeem Shares,” respectively, in the Company’s Prospectus.

PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

The Company has adopted a policy pursuant to which the Company and its Manager, Sub-advisors, and principal underwriters are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling shares of a Fund by directing brokerage transactions to that broker. The Company has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Company, the Investment Manager, or a Sub-advisor to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

Subject to the rules mentioned above and the supervision of the Directors of the Company, decisions to buy and sell securities for the Company are made for each Fund by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund for the use of the applicable Fund and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine.

A Sub-advisor may purchase new issue securities on behalf of the applicable Fund in an underwritten fixed price offering. In these situations, the underwriter or selling group member may provide the Sub-advisor with research in addition to selling the securities (at the fixed public offering price). Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Fund without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company, or, if requested, directly to the Directors.

In selecting a broker to effect each particular transaction, each Sub-advisor will take the following factors among other factors into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor’s ongoing responsibilities with respect to the Fund and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the fiscal year ended October 31, 2002, aggregate brokerage commissions of $9,015,840 were paid in relation to brokerage transactions of the Company. For the fiscal year ended October 31, 2003, aggregate brokerage commissions of $7,298,113 were paid in relation to brokerage transactions of the Company. For the fiscal year ended October 31, 2004, aggregate brokerage commissions of $3,940,926 were paid in relation to brokerage transactions of the Company.

The table below sets forth certain information concerning payment of commissions by a Fund, including the commissions paid to an affiliated broker for the fiscal years ended October 31, 2004, 2003 and 2002.

	Strategic Partners Small Cap Growth Opportunity Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$708,798	$0	$0
Total Brokerage Commission paid to affiliated brokers (First Union Capital Markets Corp., Lufkin & Jenrette, Prudential Equity Group and Wachovia Securities)	$8,108	$0	$0
Percentage of total brokerage commissions paid to affiliated brokers	1.1%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.7%	0%	0%

	Strategic Partners Managed Small-Cap Growth Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$0	$0	$90,930
Total Brokerage Commission paid to affiliated brokers (DB Alex Brown)	$0	$0	$64,818
Percentage of total brokerage commissions paid to affiliated brokers	0%	0%	71.0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	0%	80.0%

	Strategic Partners Small Company Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$137,286	$52,658	$296,288
Total Brokerage Commission paid to affiliated brokers (Gabelli Securities, Prudential Equity Group and Wachovia Securities)	$87,717	$38,484	$203,296
Percentage of total brokerage commissions paid to affiliated brokers	63.9%	73.0%	68.8%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	65.8%	71.0%	75.3%

	Strategic Partners Mid-Cap Growth Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$0	$21,483	$0
Total Brokerage Commission paid to affiliated brokers (Goldman Sachs & Co. and Prudential Securities, Inc.)	$0	$99	$0
Percentage of total brokerage commissions paid to affiliated brokers	0%	.5%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	.7%	0%

	Strategic Partners Relative Value Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$649,362	$282,351	$676,843
Total Brokerage Commission paid to affiliated brokers (Lehman Brothers, Inc., Neuberger Berman, LLC, Prudential Equity Group and Wachovia Securities)	$34,749	$132,041	$442,093
Percentage of total brokerage commissions paid to affiliated brokers	5.4%	46.7%	65.3%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	6.1%	47.4%	65.3%

	Strategic Partners Technology Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$0	$27,052	$0
Total Brokerage Commission paid to affiliated brokers (Prudential Securities, Inc.)	$0	$110	$0
Percentage of total brokerage commissions paid to affiliated brokers	0%	.4%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	.3%	0%

	Strategic Partners Health Sciences Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$82,093	$11,218	$0
Total Brokerage Commission paid to affiliated brokers (Prudential Securities, Inc.)	$3,980	$120	$0
Percentage of total brokerage commissions paid to affiliated brokers	.1%	1.0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	1.0%	0%

	Strategic Partners Capital Growth Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$1,489,972	$0	$0
Total Brokerage Commission paid to affiliated brokers (Banc of America Securities, LLC)	$844	$0	$0
Total Brokerage Commission paid to affiliated brokers (Nations Bank/Montgomery Securities)	$0	0%	0%
Percentage of total brokerage commissions paid to affiliated brokers	0%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	0%	0%

	Strategic Partners Core Value Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$55,501	$31,446	$40,839
Total Brokerage Commission paid to affiliated brokers (Sanford Bernstein & Co., LLC)	$48,630	$27,980	$40,308
Percentage of total brokerage commissions paid to affiliated brokers	87.6%	88.9%	98.7%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	94.2%	94.1%	99.7%

	Strategic Partners Large Cap Core Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$159,850	$130,613	$872,604
Total Brokerage Commission paid to affiliated brokers (Sanford Bernstein & Co., LLC)	$70,711	$73,239	$72,511
Percentage of total brokerage commissions paid to affiliated brokers	44.2%	56.0%	8.3%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	45.7%	56.4%	7.2%

	Strategic Partners Equity Income Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$382,854	$338,656	$0
Total Brokerage Commission paid to affiliated brokers (First Union Capital Markets Corp., Sanford Bernstein & Co., LLC and Wachovia Securities)	$23,097	$20,828	$0
Percentage of total brokerage commissions paid to affiliated brokers	6.0%	6.1%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	6.3%	7.3%	0%

	Strategic Partners Balanced Fund
	October 31, 2004	October 31, 2003	October 31, 2002

Total Brokerage Commission	$275,210	$198,982	319,563
Total Brokerage Commission paid to affiliated brokers (J.P. Morgan Securities, Inc., Prudential Securities and Wachovia Securities)	$4,506	$695	$16,534
Percentage of total brokerage commissions paid to affiliated brokers	1.6%	.34%	5.2%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.1%	.45%	.48%

ALLOCATION OF INVESTMENTS:

The Sub-advisors of the Funds have other advisory clients, some of which have similar investment objectives to one or more of the Funds for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund and the Sub-advisor’s other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund and its other clients, including other Funds for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund’s best interest. Portfolio turnover rates may increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. A high rate of portfolio turnover (generally in excess of 100%) involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund’s shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund’s shareholders.

A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company’s Prospectus under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS:

Each Fund’s portfolio holdings are made public, as required by law, in the Company’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, each Fund’s portfolio holdings are reported to the SEC and posted to the Company’s website within 60 days after the end of each Fund’s fiscal quarter. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund’s website within 15 days after the end of each month.

When authorized by the Fund’s Chief Compliance Officer and an officer of the Company, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of the Fund. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.                                       A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g, level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.                                       The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.                                       A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4.                                       An officer of the Fund(s) shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.                                       Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.                                       PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, each Fund will provide:

1.                                       Traditional External Recipients/Vendors

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•                  Full holdings on a daily basis to each Fund’s Sub-advisor(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. Where a Fund has more than one Sub-advisor, each Sub-advisor receives holdings information only with respect to the “sleeve” or segment” of the Fund for which the Sub-advisor has responsibility.

•                  Full holdings to the Funds’ independent accountants as soon as practicable following the Funds’ fiscal year-end or on an as-needed basis; and

•                  Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi and annual period-ends.

2.                                       Analytical Service Providers

•                  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Funds’ fiscal quarter-end;

•                  For each Fund with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•                  Full holdings on a daily basis to FactSet and Lipper Inc. (investment research providers) at the end of each day;

3.                                       Distribution Financiers

•                  Full holdings on a weekly basis to SG Constellation one day after the end of each week.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Company’s Chief Compliance Officer and Prudential Investment’s (PI) Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In connection with the ongoing arrangements to make available information about a Fund’s portfolio holdings, a Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Fund’s investment adviser or by an affiliated person of the investment adviser.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. There can be no assurance that the Company’s policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

TAX CONSIDERATIONS

Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s timing requirements (the “Distribution Requirement”). For additional information regarding the Funds’ treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company’s Prospectus under “Dividends, Capital Gains and Taxes.”

Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

If a Fund acquires stock in certain non-U.S. corporations (“passive foreign investment companies” or “PFICs”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a “qualified electing fund”) filed with the Fund’s federal income tax return may, if available, mitigate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

In addition, regulated investment companies such as the Funds may avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in PFICs. Marking to market in this context means recognizing as ordinary income for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC’s stock over the owner’s adjusted basis in that stock (including mark to market income of a prior year for which an election was in effect). No ordinary income is recognized on the marking to market of PFIC stocks except to the extent of mark-to-market income recognized in prior years.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year consists of stock or securities in foreign corporations, may elect to “pass-through” these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

Each Fund that invests in zero coupon securities or in other securities with original issue discount must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund’s Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its securities under disadvantageous circumstances, or borrow, to generate the needed cash.

Forward currency contracts, options and futures contracts (as well as certain other positions) entered into by a Fund may create “straddles” for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund on such contracts, options or securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be “marked-to-market” for federal income tax purposes — i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

To maintain a constant $1.00 per share NAV, the Directors of the Strategic Partners Money Market Fund (the “Money Market Fund”) may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder’s basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

Distributions from a Fund’s current or accumulated earnings and profits (“E&P”), as computed for federal income tax purposes, will be taxable as described in the Company’s Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but may qualify for the 70% dividends-received deduction for the Fund’s corporate shareholders only to the extent designated in a notice to the Fund’s shareholders as being attributable to dividends received by the Fund. In addition, such distributions attributable to dividends received by a Fund may be eligible for the maximum 15% tax rate applicable with respect to long-term capital gain to the extent received by non-corporate shareholders. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor’s purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder’s hands and will be long-term or short-term capital gain or loss, depending upon the shareholder’s holding period for the shares. A sales charge paid in purchasing shares of a Fund (“load charge”) cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder’s tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS. Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 28% rate on taxable distributions and redemptions to the shareholder.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors generally will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder’s U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

CAPITAL STOCK OF THE COMPANY &
PRINCIPAL HOLDERS OF SECURITIES

Capital Stock. The authorized capital stock of the Company consists of the following shares (par value $.001 per share): Strategic Partners International Growth Fund (150 million); Strategic Partners Small-Cap Growth Opportunity Fund (150 million); Strategic Partners Managed Small-Cap Growth Fund (150 million); Strategic Partners Small Company Fund (150 million); Strategic Partners Mid-Cap Growth Fund (150 million); Strategic Partners Relative Value Fund (150 million); Strategic Partners Technology Fund (150 million); Strategic Partners Health Sciences Fund (150 million); Strategic Partners Managed OTC Fund (150 million); Strategic Partners Capital Growth Fund (300 million); Strategic Partners Concentrated Growth Fund (300 million); Strategic Partners Core Value Fund (150 million); Strategic Partners Large Cap Core Fund (150 million); Strategic Partners Equity Income Fund (150 million); Strategic Partners Growth with Income Fund (150 million); Strategic Partners Capital Income Fund (150 million); Strategic Partners Balanced Fund (150 million); Strategic Partners High Yield Bond Fund (150 million); Strategic Partners Bond Fund (250 million); and Strategic Partners Money Market Fund (1.8 billion).

Description of Shares. The Company currently has twenty separate series of shares, each of which is divided into Class A, B, L, M, C, X and New Class X shares, except that Money Market Fund also offers Class D shares and does not offer Class B shares, and Relative Value Fund also offers Class Z shares. The Directors of the Company are authorized also to establish, from time to time and without shareholder approval, additional series or classes of shares. The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan. All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

Shareholder Voting and Meetings. The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally. Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law. The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company’s outstanding shares.

Report of 5% or Greater Owners

As of July 22, 2005, the Directors and Officers of the Funds, as a group, beneficially owned less than 1% of any class of the outstanding shares of Common Stock of the Funds.

As of July 22, 2005, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds were:

Fund/Registration	Address	Class	Shares/%

SP Equity Income Fund

MCB Trust Services Trustee Northstar Travel Media, LLC	700 17th Street Suite 300 Denver CO 80202	A	117,397/14.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	A	360,837/43.5%

Wells Fargo Bank NA FBO American Skandia Lifestyle	P O Box 1533 Minneapolis MN 55480	A	93,095/11.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	C	391,183/14.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	L	263,716/11.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	X	173,006/9.2%

SP Balanced Fund

MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver CO 80202	A	76,416/13.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	A	196,738/34.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	C	122,148/10.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	X	92,421/8.9%

SP Concentrated Growth Fund

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	A	608,698/5.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	C	584,695/12.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	L	391,966/8.4%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	M	931,411/5.5%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	X	447,981/14.5%

SP Managed Small Cap Growth Fund

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	A	308,906/55.6%

Wells Fargo Bank NA FBO Copple INS- E Copple SUB	P O Box 1533 Minneapolis MN 55480	A	43,340/7.8%

Prudential Trust Company C/F The IRA OF Robert D. Lane JR	7314 Rooses Way Indianapolis IN 46217	B	6,390/6.4%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	C	251,242/20.4%

American Skandia Investment Services Inc Fund Investment Seeding Account	One Corporate Drive Shelton CT 06484	L	149,341/9.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	L	202,139/12.6%

Janette Salkin TTEE Janette Salkin Trust	12320 Shirley St Omaha NE 68144	L	92,994/5.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	M	283,132/9.1%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 0102	X	106,380/18.6%

SP High Yield Bond Fund

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Jersey City NJ 07102	A	232,831/17.1%

Stanton Trust Co N.A. FBO Blachly, Tabor, Bozik & Hartma 401 K Plan	3405 Annapolis LN N Suite 100 Minneapolis MN 55447	A	470,321/34.6%

Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	P O Box 1533 Minneapolis MN 55480	A	93,861/6.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Jersey City NJ 07102	C	145,293/5.7%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Jersey City NJ 07102	L	124,792/6.5%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Jersey City NJ 07102	X	100,857/6.1%

SP Small Company Fund

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	A	272,328/46.2%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	C	268,093/11.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	L	210,212/10.6%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	X	188,692/12.0%

SP Mid Cap Growth Fund

MCB Trust Services Trustee Northstar Travel Media, LLC	700 17th Street 300 Denver CO 80202	A	203,960/8.6%

Lin (K) AND Simple IRA PMFS transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	A	1,095,694/45.9%

Wells Fargo Bank NA FBO Copple INS- E Copple SUB	P O Box 1533 Minneapolis MN 55480	A	149,246/6.3%

Lin (K) AND Simple IRA PMFS transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	C	943,773/18.0%

Lin (K) AND Simple IRA PMFS transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	L	768,590/12.9%

Lin (K) AND Simple IRA PMFS transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	M	1,104,399/7.5%

Lin (K) AND Simple IRA PMFS transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	X	443,380/15.4%

SP Technology Fund

MCB Trust Services Trustee Calendar Club 401 (K) & Profit	700 17th Street Suite 300 Denver CO 80202	A	55,553/6.6%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	A	387,476/46.2%

Wells Fargo Bank NA FBO Copple INS – E Copple Sub	PO Box 1533 Minneapolis MN 55480	A	118,472/14.1%

Theodore M Tulupman Trustee Theodore M Tulupman Trust	4389 Charing Way Bloomfield Hills MI 48304	B	6,808/5.9%

LPL Financial Services	9785 Towne Center Drive San Diego CA 92121	B	8,239/7.1%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	305,756/22.3%

MCB Trust Services Trustee FBO INOVA Corporation 401K Plan	700 17th Street Suite 300 Denver CO 80202	L	54,438/5.0%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	L	165,403/15.3%

Stanton Trust Co NA FBO Unicover Corporation	3405 Annapolis Ln N Ste 100 Minneapolis Mn 55447	L	106,789/9.9%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	M	244,160/10.6%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	X	81,691/20.3%

SP Money Market Fund

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St #3 Newark NJ 07102	C	4,061,462/30.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	D	4,786,034/33.3%

MCB Trust Services As Trustee Fairfield County Surgical Associates PC. Profit Sharing	700 17th St STE 300 Denver CO 80202	L	2,598,826/11.0%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	L	1,528,695/6.5%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	M	3,240,168/5.5%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	X	1,605,717/12.8%

SP Capital Income Fund

MCB Trust Services Northstar Travel Media, LLC	700 17th St Ste 300 Denver CO 80202	A	35,362/9.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St #3 Newark NJ 07102	A	177,790/49.4%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St #3 Newark NJ 07102	C	151,964/9.1%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St #3 Newark NJ 07102	L	130,325/8.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St #3 Newark NJ 07102	X	91,085/6.6%

SP Health Sciences Fund

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	A	85,698/35.8%

Wells Fargo Bank NA FBO Copple Ins – E Copple Sub	PO BOX 1533 Minneapolis MN 55480	A	88,623/37.0%

Prudential Trust Company C/F the IRA of Marilyn M Felger	8503 Goshen Rd Fort Wayne IN 46818	B	2,486/6.0%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	C	58,962/18.7%

MCB Trust Services As Trustee Goldberg Segalla Retirement SA	700 17th St Ste 300 Denver CO 80202	L	18,720/7.0%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	L	55,025/20.5%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	M	43,053/5.9%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	X	20,686/16.9%

SP Capital Growth Fund

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	A	786,615/39.2%

Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	PO BOX 1533 Minneapolis MN 55480	A	158,973/8.0%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	C	703,058/6.6%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	L	517,926/7.0%

Lin(k) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	X	439,774/11.5%

SP Growth With Income

MCB Trust Services Cust. FBO Duro Electric Company 401 (K) P	700 17th Street Suite 300 Denver CO 80202	A	18,662/7.4%

Fidelity Investments Institution Operation Company Inc. As Agent For Certain Employee	100 Magellan Way Covington KY 41015	A	17,170/6.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	A	135,833/53.7%

Sterne Agee & Leach Inc.	813 Shades Creek PKY Birmingham AL 35209	B	9,039/15.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	C	115,456/20.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	L	83,755/12.7%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	M	122,214/6.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 0710	X	39,792/15.0%

SP Relative Value Fund

Fidelity Investments Institution Operation Company Inc. As Agent For Certain Employee	100 Magellan Way KW1C Covington KY 41015	A	73,331/7.5%

Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	A	327,041/33.6%

Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	P.O. Box 1533 Minneapolis, MN 55480	A	104,952/10.8%

Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	C	320,268/10.5%

Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	L	307,474/11.0%

Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ	X	144,410/10.2%

Sp Bond Fund

MCB Trust Services NorthStar Travel Media, LLC	700 17th Street Suite 300 Denver CO 80202	A	177,761/11.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	A	502,277/33.7%

Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	P. O Box 1533 Minneapolis MN 55480	A	100,716/6.8%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	C	384,364/10.1%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	L	354,795/9.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	X	148,161/6.5%

SP Core Value Fund

Maurice A Lurkin	7 Arthur Hills Court Hilton Head SC 29928	A	16,340/6.9%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	A	121,471/51.5%

Prudential Trust Company C/F the IRA of Karen B Bonnell	5914 Brierly Ridge Drive Cincinnati OH 45247	B	3,912/5.6%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	93,112/10.9%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	L	52,602/9.0%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	X	38,461/10.7%

SP International Growth Fund

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	A	492,429/43.3%

Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	PO Box 1533 Minneapolis MN 55480	A	109,938/9.7%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	450,661/11.7%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	L	321,577/9.6%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	M	548,112/6.3%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	X	301,207/11.9%

SP Large Cap Core Fund

MCB Trust Services Northstar Travel Media LLC	700 17th St STE 300 Denver CO 80202	A	91,321/9.2%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	A	430,320/43.2%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	304,810/11.6%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	L	268,619/13.8%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	X	118,083/16.2%

SP Managed OTC Fund

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	A	261,626/35.0%

Wells Fargo Bank NA FBO American Skandia Lifestyle	PO Box 1533 Minneapolis MN 55480	A	72,213/9.7%

First Clearing LLC John Davis (IRA) FCC as Custodian	13472 Troon Trace Lane Jacksonville FL 32225	B	21,646/8.2%

RBC Dain Rauscher Inc FBO Robert D Bueker TTEE Robert D Bueker Trust	6440 Meadow Lake Drive Washington MO 63090	B	20,668/7.8%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	C	246,295/7.5%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	L	185,477/8.9%

AG Edwards & Sons Inc FBO James Dean Boyer	1 N Jefferson Ave Saint Louis MO 63103	L	112,994/5.4%

Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street #3 Newark NJ 07102	X	79,140/16.9%

SP Small Cap Growth Opportunity Fund

MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver CO 80202	A	73,195/17.0%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	A	153,790/35.6%

Wells Fargo Bank NA FBO American Skandia Lifestyle	P. O Box 1533 Minneapolis MN 55480	A	42,212/9.8%

Raymond James & Assoc Inc FBO Jackson Cou	880 Carillon Pkwy St Petersburg FL 33716	C	58,413/5.3%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	C	143,333/12.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	L	71,364/6.9%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	M	162,131/5.5%

Lin (K) and Simple IRA PMFS Transfer Agent For The Fd	100 Mulberry Street #3 Newark NJ 07102	X	92,318/11.5%

As of July 22, 2005, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of 5% or more of the outstanding shares of the following:

Fund/ Class	Shares/%

SP International Growth Fund
B	16,839/9.2%

SP Mid Cap Growth Fund
B	26,572/6.0%

SP Relative Value Fund
B	15,567/8.7%
M	430,340/5.6%

SP Managed OTC Fund
B	61,965/23.5%
M	286,035/6.6%

SP Capital Growth Fund
B	62,084/12.2%
M	1,073,229/5.0%

SP Concentrated Growth Fund
M	953,546/5.6%

SP Core Value Fund
B	9,983/14.2%

SP Large Cap Core Fund
B	48,725/17.2%
C	216,179/8.2%
M	454,976/6.1%

OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

Shareholders of each Fund are provided unaudited semi-annual financial statements, as well as year-end financial statements audited by the Company’s independent public accountants. Each Fund’s financial statements show the investments owned by the Fund and the market values thereof. Additionally, each Fund’s financial statements provide other information about the Fund and its operations.

DOMESTIC AND FOREIGN CUSTODIANS:

PFPC Trust Company, located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, serves as custodian for all domestic cash and securities holdings of the Funds investing primarily in domestic securities. JP Morgan Chase Bank, located at 4 MetroTech Center, Brooklyn, New York 11245, serves as custodian for all cash and securities holdings of the Strategic Partners International Growth Fund, and co-custodian for all foreign securities holdings of the Funds which invest primarily in domestic securities.

TRANSFER AGENT:

Prudential Mutual Fund Services LLC, P.O. Box 8179, Philadelphia, PA 19176, serves as the transfer agent for the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

KPMG LLP, 345 Park Avenue, New York, NY 10154, served as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2004. The Board has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2005.

LEGAL COUNSEL:

Shearman & Sterling LLP, located at 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Company.

REGISTRATION STATEMENT:

This SAI and the Company’s Prospectus do not contain all the information included in the Company’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the fiscal year ended October 31, 2004 and its unaudited financial statements for the six month fiscal period ending April 30, 2005 are incorporated in this Statement of Additional Information by reference to the Annual and Semi-Annual Reports to Shareholders for each Fund. The audited financial statements have been audited by KPMG LLP, independent registered public accounting firm.

APPENDIX A

The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR’S CORPORATION (“STANDARD & POOR’S”):

AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-) — Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

DESCRIPTION OF CERTAIN COMMERCIAL PAPER RATINGS

MOODY’S:

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 — Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime — Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S:

A-1 — This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 — Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B — Issues rated B are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

APPENDIX B

PROXY VOTING POLICIES OF THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Proxy Voting Guidelines

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of directors has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•                  Election of Directors

•                  Ratification of Selection of Auditors

•                  Equity-Based Compensation Plans

•                  Anti-Takeover Proposals

•                  Cumulative Voting

•                  Staggered Boards

•                  “Blank Check” Preferred Stock

•                  Elimination of Preemptive Rights

•                  Non-targeted Share Repurchase

•                  Increase in Authorized Common Stock

•                  “Supermajority” Voting Provisions or Super Voting Share Classes

•                  “Fair Price” Amendments

•                  Limiting the Right to Call Special Shareholder Meetings

•                  Poison Pills or Shareholder Rights Plans

•                  Golden Parachutes

•                  Reincorporation

•                  Confidential Voting

•                  Opting In or Out of State Takeover Laws

•                  Shareholder Proposals Involving Social, Moral or Ethical Matters

•                  Anti-Greenmail Proposals

•                  Changes to Indemnification Provisions

•                  Non-Stock Incentive Plans

•                  Director Tenure

•                  Directors’ Stock Options Plans

•                  Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager’s current Proxy Voting Guidelines are available on the funds’ website at www.americancentury.com.

Deutsche Asset Management Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting

Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the advisor’s general position on various proposals, such as:

•                  Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•                  Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•                  Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•                  Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal.           If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

The Dreyfus Corporation

Summary of the Proxy Voting Policy, Procedures and Guidelines of

The Dreyfus Family of Funds

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or Dreyfus’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

GAMCO Investors, Inc. - The Voting of Proxies on Behalf of Clients

These procedures are adopted pursuant to the proxy rules promulgated by 17 C.F.R. §§ 274.204(4)-2, 275.204-2 and 270.30b1-4. These procedures will be used by the advisers having to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.                                         Proxy Voting Committee

The proxy committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include representatives of Research, Administration, legal, and the adviser. Where a member of the Committee ceases to serve, a replacement will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003. The members are:

Research

Ivan Arteaga, Research Analyst

Joshua Fenton, Director of Research

James Foung, Research Analyst

Douglas R. Jamieson, Chief Operating Officer

William S. Selby, Managing Director

Peter D. Zaglio, Chairman, Proxy Committee

Administration

Karyn M. Nappi, Compliance Manager

Legal

Stephen DeTore, Deputy General Counsel

James E. McKee, General Counsel

Gabelli Funds, LLC.

Bruce N. Alpert, Chief Operating Officer

Caesar M. P. Bryan, Portfolio Manager

Howard F. Ward, Portfolio Manager

Peter D. Zaglio currently chairs the committee. In his absence, the Director of Research will chair the committee. Meetings are held as needed basis to form views on the manner in which the advisers should vote proxies on behalf of the shareholders. In general, the research analyst who follows the issuer, using the Proxy Guidelines, will recommend how to vote on each issue. All matters identified by the Legal and Compliance Department as controversial, taking into account matters such as the recommendation of third party services such as ISS, that matter is presented to the Proxy voting committee. If the Legal and Compliance Department or the analyst has identified the matter as (1) one that is controversial, (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest between the adviser and the advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

For non-controversial matters, the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer’s Board of Directors, and not contrary to the Proxy Guidelines; or (2) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the analyst may sign and date the proxy and return them to the Compliance Manager. If the vote is not covered by the Proxy Guidelines and the analyst recommends voting against the issuer’s Board of Directors’ recommendations, the vote goes before the committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any third party research, a summary of any views provided by the Chief Investment Officer and any recommendation by the analyst. At the meeting, the analyst presents his/her viewpoint, and a vote of the committee is taken. If counsel believes that the matter before the committee is one with respect to which a conflict of interest may exist between the adviser and the clients of the adviser, counsel will provide an opinion to committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of advisers may diverge, counsel will so advise and the Committee may make a different recommendation as to each adviser. For any matters that might trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action. Should the vote concerning one or more recommendations be tied in a vote of the committee, the views of the analyst will be followed. The committee notifies the proxy department of the result of the vote and the proxy is voted accordingly.

Although the Proxy Guidelines express the normal preferences of the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed each matter on its own merits. Written minutes of all proxy meetings are kept on file. The adviser subscribes to the Institutional Shareholder Corporate Governance Service. ISS supplies current information on regulations, trends in proxy voting and information on corporate governance issues. ISS also sponsors seminars and conferences on corporate governance matters.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II. Social Issues and other Client Guidelines

If the client has provided special instructions relating to the adviser by voting the proxy on behalf of the client, any special client considerations should be noted on the client profile and disseminated to the proxy department. This is the responsibility of the portfolio manager or sales assistant. In accordance with Department of Labor guidelines, the adviser’s policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the adviser will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the adviser will abstain with respect to those shares.

III. Client retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the portfolio manager/sales assistant:

• Client profile

• Legal: James McKee and Stephen DeTore

• Proxy department: Karyn Nappi

• Portfolio Manager assigned to the account.

In the event that the Board of Directors of one or more of the investment companies managed by one of the advisers has retained direct voting control over any security, the Compliance Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. Voting Records

The Compliance Department will retain a record of matters voted upon. It will provide to the advisers such voting records as are necessary to fulfill. The adviser’s staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the proxy department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodian of all separate account clients for which the adviser has voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letter to the custodian of all new accounts, along with the trading/DTC instructions. Proxy voting records will be retained in compliance with 17 C.F.R. § 275.204-2.

V. Voting Procedures

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

•                  Shareholder Vote Authorization Forms (VAF’s) - Issued by ADP. VAF’s must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•                  Proxy cards which may be voted directly.

•                  Proxy cards which are returned to the custodian (usually an outside broker).

This is the least efficient method. It is difficult to determine whether our votes are being cast in the manner we directed. There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security for comparison with proxies when they are received. To facilitate the reconciliation process, a copy of any trade corrections occurring between record date minus five and the meeting date should be given to the proxy department by the person making the correction. Any trade that changes the voting status of shares (i.e. from “A” shares to “B” shares) should also be given to the proxy department.

3. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

4. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•                  From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy cards/VAF’s are marked and copied. Copies are kept alphabetically by security. Records for the current proxy season are located in the Proxy Department office. In preparation for the upcoming season, files are transferred to the La Vigna storage facility during January/February.

7. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP. The Advisers’s ADP representative is Andre Carvajal. Her back-up is Gina Bitros. Their supervisor is Debbie Sciallo. A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•                  VAF’s can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

-or-

A call is placed to the custodian bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote. Because of the increased possibility for errors, this method is only used as a last resort. ADP may not take a verbal vote from the Adviser directly. Written verification of the vote is requested from the custodian.

•                  When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent by messenger.

10. Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11. In the case of a proxy contest, records are maintained for each opposing entity.

12. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•                  Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•                  Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•                  A limited Power of Attorney appointing the attendee an Adviser representative.

•                  A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•                  A sample ERISA and Individual contract.

•                  A sample of the annual authorization to vote proxies form.

•                  A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Voting Guidelines

1.                                      General Policy Statement

It is the policy of Gabelli Asset Management Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

2.                                      Board of Directors

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•                                          Historical responsiveness to shareholders

This may include such areas as:

•                                          Paying greenmail

•                                          Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•                                          Qualifications

•                                          Nominating committee in place

•                                          Number of outside directors on the board

•                                          Attendance at meetings

•                                          Overall performance

3.                                      Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

4.                                      Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

5.                                      Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

6.                                      Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•                                          Future use of additional shares

•                                          Stock split

•                                          Stock option or other executive compensation plan

•                                          Finance growth of company/strengthen balance sheet

•                                          Aid in restructuring

•                                          Improve credit rating

•                                          Implement a poison pill or other takeover defense

•                                            Amount of stock currently authorized but not yet issued or reserved for stock option plans

•                                            Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

7.                                      Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

8.                                      Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

9.                                      Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

10.                               Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

11.                               Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to a board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

12.                               Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

13.                               Anti-greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

14.                               Limit Shareholders’ Rights to call Special Meetings

We support the right of shareholders to call a special meeting.

15.                               Consideration of Non-financial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

16.                               Mergers, Buyouts, Spin-offs, Restructurings

Each of the above are considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

17.                               Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

18.                               Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

19.                               Opt Out of State Anti-takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•                                          State of Incorporation

•                                          Management history of responsiveness to shareholders

•                                          Other mitigating factors

20.                               Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

21.                               Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

22.                               Stock Option Plans

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•                                          Dilution of voting power or earnings per share by more than 10%

•                                          Kind of stock to be awarded, to whom, when and how much

•                                          Method of payment

•                                          Amount of stock already authorized but not yet issued under existing stock option plans

23.                               Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

24.                               Limit Shareholders’ Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

As amended September 16, 2004

Proxy Policies:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.                                         Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

•                  Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse;

•                  Implement or renew a dead-hand or modified dead-hand poison pill;

•                  Sit on the boards of an excessive number of companies;

•                  Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•                  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•                  Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Portfolio manager’s assessment;

•                  Qualifications of director nominees (both slates);

•                  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•                  Background to the proxy contest.

II. Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•                  It is not clear that the auditors will be able to fulfill their function;

•                  There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•                  The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•                  We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•                  We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•                  We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•                  We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•                  We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•                  We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•                  We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•                  We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•                  We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.                                    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•                  We will generally abstain from shareholder social and environmental proposals.

•                  We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•                  We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•                  We will generally vote for proposals to lower barriers to shareholder action.

•                  We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

•                  We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•                  We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•                  We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.  AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

Proxy Committee Procedures:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Directors on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Directors:

1.               Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.               AIM will not publicly announce its voting intentions and the reasons therefore.

3.               AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.               All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

Business/Disaster Recovery:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

Restrictions Affecting Voting:

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

Conflict of Interest:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Directors in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Fund of Funds:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Directors of the investing AIM Fund on how to vote such proxy.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

A.            VOTING GUIDELINES

General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients’ investments in the subject company, without regard to any of MFS’ corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., “poison pill” proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients’ long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B.            REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1.                                                              Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

2.                                      Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially

(1)  Proxies for foreign companies often contain significantly more voting items than those of U.S. companies.  Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.  Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3.                                                              Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.                                    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.                                    RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

Marsico Capital Management, LLC Proxy Summary

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•                  Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•                  Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•                  MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•                  In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•                  MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

Neuberger Berman Management, Inc.

Proxy summary

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ProFund Advisors LLC

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests

The following policies and procedures are designed to maximize shareholder value and protect shareowner interests when voting proxies. This goal is achieved by utilizing a set of proxy voting guidelines (“Guidelines”) maintained and implemented by an independent service, Institutional Shareholder Services (“ISS”). The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Proxy issues identified in the Guidelines include but are not limited to:

•                                                                                          Election of Directors - considering factors such as director qualifications, term of office, age limits.

•                                                                                          Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•                                                                                          Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•                                                                                          Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•                                                                                          Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•                                                                                          Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•                                                                                          Capital Structure - considering factors such as common stock authorization and stock distributions.

•                                                                                          Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•                                                                                          State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•                                                                                          Mergers and Corporate Restructuring - considering factors such as spinoffs and asset sales.

•                                                                                          Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•                                                                                          Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor.  The Advisor has established a Proxy Oversight Committee to review and monitor the effectiveness of the Guidelines.

Proxy Voting Process

Overview

ISS, in developing voting recommendations, devotes research for proxies based on the level of complexity of the proxy materials.  ISS assigns complex issues such as mergers or restructuring to one of their senior analysts. Recurring issues where ISS voting issues do not need case by case analysis are handled by more junior analysts.

In every case, the analyst reviews publicly available information such as SEC filings, recent news reports, and may contact issuers directly if needed. Such discussions with issuers may be handled by telephone or in a face to face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.

As part of ISS’s quality assurance process, every analysis produced is reviewed by a director of research or a chief policy advisor. Higher level issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a management member will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted on non routine issues.

Oversight

ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Advisor’s Proxy Oversight Committee.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Oversight Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Oversight Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. The voting record will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record will be available on the website of the Securities and Exchange Commission beginning after August 31, 2004.

Summary of Prudential Investment Management, Inc. (PIM) Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy’s effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•      a proposal regarding a merger, acquisition or reorganization,

•      a proposal that is not addressed in the unit’s detailed policy statement, or

•      circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•      a proposal regarding a merger, acquisition or reorganization,

•      a proposal that is not addressed in the unit’s detailed policy statement, or

•     circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

William Blair & Company, LLC

William Blair & Company, L.L.C.

Proxy Voting Policy Statement and Procedures

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. (“William Blair”). The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA Section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission recently amended the rules under the Investment Advisers Act of 1940, requiring registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements.

This policy is intended to comply with the rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive. However, William Blair will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical or productive to fashion a guideline for each. Rather, William Blair’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee members are: Rocky Barber, Greg Campbell, George Grieg, Jim Hering, Neal Seltzer and Ray Teborek. The Proxy Policy Committee reviews The Proxy Voting Policy and Procedures Annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•                  William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•                  A William Blair principal or director currently serves on the company’s Board of Directors.

•                  William Blair, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•                  The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•                  If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

•                  If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair, that analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies (see list below), we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Country	Blocking Begins	Blocking Ends
Argentina	3-7 days before meeting	Day after meeting
Austria	Varies by company; at least 3 days before meeting	Day after meeting
Belgium	3-6 days before the meeting; shares remain blocked until a second call if quorum not met	Day after meeting
Czech Republic	2-7 days before the meeting	Day after meeting
Egypt	3 days prior to meeting	Day after meeting
France	5 days prior to meeting; shares remain blocked if quorum is not met.	Day after meeting
Germany	Upon receipt of instructions	Day after meeting
Greece	5 days prior to meeting	Day after meeting
Hungary	N/A	Day after meeting
Italy	5 days prior to meeting; shares remain blocked if quorum is not met	Day after meeting
Mauritius	Time frames vary	Day after meeting
Morocco	24 hours prior to meeting	Day after meeting
Netherlands	5-6 days before meeting	Day after meeting
Poland	Upon receipt of instructions	Day after meeting
Portugal	Upon receipt of instructions	Day after meeting
Slovak Republic	N/A	Day after meeting
Switzerland	Upon receipt of instructions	Day after meeting
Turkey	7 days before the meeting	Close of business two days after meeting

Source: Institutional Shareholder Services (ISS)

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision on how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy -voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II

PART C:  OTHER INFORMATION

ITEM 23.                                               Exhibits

(a).                               (1)                                  Articles of Incorporation of Registrant. Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on March 10, 1997.

                                                (2)                                  Amendment to Articles of Incorporation of Registrant dated July 3, 1997.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (3)                                  Amendment to Articles of Incorporation of Registrant dated July 17, 1997.  Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

                                                (4)                                  Articles Supplementary of Registrant dated December 29, 1997. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

                                                (5)                                  Articles Supplementary of Registrant dated August 14, 1998.  Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

                                                (6)                                  Articles Supplementary of Registrant dated December 16, 1998. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

                                                (7)                                  Articles Supplementary of Registrant dated September 23, 1999.  Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 15, 1999.

                                                (8)                                  Articles Supplementary of Registrant dated February 14, 2000.  Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

                                                (9)                                  Articles Supplementary of Registrant dated May 1, 2000.  Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

                                                (10)                            Articles Supplementary of Registrant dated September 8, 2000.  Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2000.

                                                (11)                            Articles of Amendment of Registrant dated September 8, 2000.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (12)                            Articles Supplementary of Registrant dated February 27, 2001.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (13)                            Articles of Amendment of Registrant dated February 27, 2001.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (14)                            Articles of Amendment of Registrant dated September 7, 2001.  Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on September 14, 2001.

                                                (15)                            Articles Supplementary of Registrant dated November 30, 2001.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 10, 2001.

                                                (16)                            Articles Supplementary of Registrant dated February 26, 2002.  Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2002.

                                                (17)                            Articles of Amendment of Registrant dated April 24, 2002.  Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on April 30, 2002.

                                                (18)                            Articles of Amendment of Registrant dated June 24, 2002.  Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

                                                (19)                            Articles of Amendment of Registrant dated November 12, 2002. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

                                                (20)                            Articles of Amendment of Registrant dated December 19, 2003.  Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 29, 2003.

                                                (21)                            Articles Supplementary of Registrant dated January 27, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (22)                            Articles Supplementary of Registrant dated January 27, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (23)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (24)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004

                                                (25)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (26)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (27)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (28)                            Articles of Amendment of Registrant dated May 10, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (29)                            Articles Supplementary of Registrant dated September 10, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                (30)                            Articles of Amendment of Registrant dated August 2, 2005.*

                (31)         Articles Supplementary of Registrant dated August 2, 2005.*

(b).                              By-laws of Registrant.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

(c).                               None.

(d).                              (1)                                  Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various funds of the Registrant.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

                                                (2)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the ASAF William Blair International Growth Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (3)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the Strategic Partners High Yield Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (4)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and The Dreyfus Corporation for the Strategic Partners Technology Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (5)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the ASAF DeAM Small-Cap Growth Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (6)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (7)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Mid-Cap Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (8)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (9)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the Strategic Partners Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (10)(i)                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (10) (ii)           Assignment of Sub-advisory Agreement to A I M Capital Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (11)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (12)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management LLC for the ASAF Marsico Capital Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (13)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Concentrated Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (14)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (15)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Managed Index 500 Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (16)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (17)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (18)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (19)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (20)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the ASAF PIMCO Total Return Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (21)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the SPMF Money Market Fund.*

                                                (22)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the Strategic Partners Small Cap Growth Opportunity Fund. Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

(e).                               (1)                                  Form of Amended and Restated Underwriting and Distribution Agreement between Registrant and American Skandia Marketing, Incorporated.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (2)                                  Form of Sales Agreement with American Skandia Marketing, Incorporated.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(f).                                 (1)                                  Form of Deferred Compensation Plan.  Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

                                                (2)                                  Form of Amendment to Deferred Compensation Plan.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(g).                              (1)                                  Form of Custody Agreement between Registrant and PNC Bank.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (2)                                  Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (3)                                  Form of Amendment to Custody Agreement between Registrant and PNC Bank.  Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

                                                (4)                                  Form of Foreign Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank.  Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 16, 2001.

                                                (5)                                  Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company.  Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

(6)                                  Form of Custodian Services Agreement between Registrant and PFPC Trust Company dated July 1, 2005.*

(h).                              (1)                                  Form of Administration Agreement between Registrant and PFPC Inc.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (2)                                  Form of Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (3)                                  Form of Administration Agreement between Registrant and American Skandia Investment Services, Incorporated.  Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

(i).                                  Opinion and Consent of Counsel to Registrant.*

(j).                                  (1)                                  Consent of Independent Registered Public Accountanting Firm of Registrant.*

                                                (2)                                  Consent of Caplin & Drysdale.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (3)                                  Opinion of Caplin & Drysdale.  Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

                                                (4)                                  Consent of Rogers & Wells.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (5)                                  Opinion of Rogers & Wells.  Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

(k).                               None.

(l).                                  Form of Share Purchase Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(m).                            (1)                                  Form of Distribution and Service Plan for Class A Shares.  Incorporated by reference to   Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (2)                                  Form of Distribution and Service Plan for Class B Shares.  Incorporated by reference to  Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (3)                                  Form of Distribution and Service Plan for Class C Shares.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (4)                                  Form of Distribution and Service Plan for Class X Shares.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (5)                                  Form of Distribution and Service Plan for New Class X Shares. Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (6)                                  Form of Distribution and Service Plan for Class L Shares.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (7)                                  Form of Distribution and Service Plan for Class M Shares.  Incorporated by reference to  Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (8)                                  Form of Rule 12b-1 Fee Waiver for Class A Shares.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

(n).                              Form of Rule 18f-3 Plan.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

(p)                                 (1)                                  Form of Code of Ethics of Registrant pursuant to Rule 17j-1 dated April 6, 2005.*

                                                (2)                                  Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc., American Skandia Investment Services, Incorporated, Prudential Investment Management Services LLC and American Skandia Marketing, Incorporated dated January 1, 2005.*

                                                (3)                                  Form of Code of Ethics of Alliance Capital Management L.P.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (4)                                  Form of Code of Ethics of American Century Investment Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (5)                                  Form of Code of Ethics of Deutsche Asset Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 10, 2001.

                                                (6)                                  Form of Code of Ethics of GAMCO Investors, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (7)                                  Form of Code of Ethics of Goldman Sachs Asset Management.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (8)                                  Form of Code of Ethics of INVESCO Funds Group, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (9)                                  Form of Code of Ethics of Marsico Capital Management, LLC.  Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on April 30, 2002.

                                                (10)                            Form of Code of Ethics of Massachusetts Financial Services Company. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (11)                            Form of Code of Ethics of Neuberger Berman Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (12)                            Form of Code of Ethics of Pacific Investment Management Company LLC.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (13)                            Form of Code of Ethics of The Dreyfus Corporation. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (14)                            Form of Code of Ethics of Profund Advisors LLC.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (15)                            Form of Code of Ethics of Sanford C. Bernstein & Co., LLC.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (16)                            Form of Code of Ethics of T. Rowe Price Associates, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (17)                      Form of Code of Ethics of William Blair & Company LLC.  Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

(q)                                 Powers of Attorney dated March 2, 2005.*

* Filed herewith

ITEM 24.                Persons Controlled By or Under Common Control with Registrant

Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 25.                Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation.  With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-laws, both filed herewith.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Funds under the Investment Management Agreement, reference is made to Section 8 of the Investment Management Agreement filed herewith.

With respect to the Sub-Advisors’ indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “ICA”), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the “1933 Act”), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

With respect to Registrant’s indemnification of American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (the “Distributors”), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor’s indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.                Business and Other Connections of Investment Adviser

ASISI, One Corporate Drive, Shelton, Connecticut and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey serve as co-managers (each an “Investment Manager” and together the “Investment Managers) to the Registrant pursuant to an investment management agreement with the Company on behalf of each Fund.  Information as to the officers and directors of ASISI is included in ASISI’s current Form ADV (File No. 801-40532), including the amendments to such Form ADV, as currently on file with the Commission, the text of which is incorporated herein by reference.  Information as to the officers and directors of PI is included in PI’s current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

The Investment Managers currently engage the following sub-advisors (the “Sub-advisors”) to conduct the investment programs of the funds of the Registrant:  (a) William Blair & Company LLC, 222 West Adams Street, Chicago, IL 60606; (b) American Century Investment Management, Inc., Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111; (c) Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017; (d) GAMCO Investors, Inc. One Corporate

Center, Rye, New York 10580; (e) Goldman Sachs Asset Management, 32 Old Slip — 17th Floor, 1 Financial Square, New York, NY 10005; (f) Neuberger Berman Management Inc. 605 Third Avenue, New York, NY 10158; (g) A I M Capital Management, Inc. 11 Greenway, Houston Texas; (h) ProFund Advisors LLC, 7501 Wisconsin Avenue, 10th Floor, Bethesda, MD 20814; (i) Alliance Capital Management L.P., 1345 Avenue of the Americas, New York,

NY 10105; (j) Marsico Capital Management, LLC, 1200 17th Street, Denver, CO 80202; (k) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 (l) Sanford C. Bernstein & Co., LLC, 767 Fifth Avenue, New York, NY 10153; (m) Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; (n) Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660; and (o) Prudential Investment Management, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.  Information as to the officers and directors of each of the Sub-advisors is included in each Sub-advisor’s current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27.                Principal Underwriters

American Skandia Marketing, Incorporated, One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investment Management Services, LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributors,” as previously defined) serve as the principal underwriters and distributors for the Registrant.  The Distributors are registered broker-dealers and members of the National Association of Securities Dealers, Inc. The Distributors are “affiliated persons” (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Incorporated.

A.  Prudential Investment Management Services LLC (PIMS):

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential’s Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

(1)                                  The business and other connections of PIMS’ directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(2)                                  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

B.             American Skandia Marketing, Incorporated:

(1)         The business and other connections of American Skandia Marketing, Incorporated’s directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-39058), the text of which is hereby incorporated by reference.

(2)         Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.                                               Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and JP Morgan Chase Bank, 4 MetroTech Center, Brooklyn, New York 11245.  Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant.  The Registrant’s corporate records are maintained at its offices at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Registrant’s financial ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.  Certain records regarding the shareholders of the Registrant are maintained at the offices of the Registrant’s Transfer Agent, Prudential Mutual Fund Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

ITEM 29.                                               Management Services

                None.

ITEM 30.                                               Undertakings

                None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement Pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 5th day of August, 2005.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

By:	*Judy A. Rice
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	*Linda W. Bynoe	Director

	*David E.A. Carson	Director

	*Robert F. Gunia	Vice President & Director

	*Robert E. La Blanc	Director

*Douglas H. McCorkindale		Director

	*Richard A. Redeker	Director

*Judy A. Rice		President & Director

*Robin B. Smith		Chairman & Director

	*Stephen G. Stoneburn	Director

*Grace Torres		Treasurer and Principal Financial
and Accounting Officer

	*Clay t. Whitehead	Director

*By:	/s/ Jonathan D. Shain		August 5, 2005
Jonathan D. Shain
Attorney-in-Fact

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Registration Statement Under
The Securities Act of 1933 and
The Investment Company Act of 1940

INDEX TO EXHIBITS

Exhibit Number	Description

(a)(30)	Articles of Amendment of Registrant dated August 2, 2005.

(31)	Articles Supplementary of Registrant dated August 2, 2005.

(d)(21)	Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the SPMF Money Market Fund.

(g)(6)	Form of Custodian Services Agreement between Registrant and PFPC Trust Company dated July 1, 2005.

(i)	Opinion and Consent of Counsel to Registrant.

(j)	Consent of Independent Registered Public Accounting Firm of Registrant.

(p)(1)	Form of Code of Ethics of Registrant pursuant to Rule 17J-1 dated April 6, 2005.

(2)

Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc., American Skandia Investment Services, Incorporated, Prudential Investment Management Services LLC and American Skandia Marketing, Incorporated dated January 1, 2005.

(q)	Powers of Attorney dated March 2, 2005.